Prospectus Supplement (Sales Report) No. 7 dated September 14, 2010 to Prospectus dated July 30, 2010	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Prospectus Supplement supplements the prospectus dated July 30, 2010 and provides information about particular series of Member Payment Dependent Notes (the "Notes") that we have recently sold. You should read this Prospectus Supplement together with the prospectus dated July 30, 2010 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                We have sold the following Notes:

Member Payment Dependent Notes Series 520319

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
520319	$20,000	$20,000	16.32%	1.00%	September 8, 2010	September 8, 2015	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 520319. Member loan 520319 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	Titan Broadcasting	Debt-to-income ratio:	21.75%
Length of employment:	5 years	Location:	FRESNO, CA

Home town:
Current & past employers:	Titan Broadcasting
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/25/10 > I plan on using this loan to consolidate my debt. I was married a few years ago and after having to restart my life, the bills have finally piled up on my credit cards making it hard to get by every paycheck. I make a good living in the television industry and never miss payments and I am extremeley organized when it comes to budgeting. I am also remarrying this October and hope to have a lower payment with only one loan to make it easier on us as we start our lives together. Thank you for considering to invest in me and please know that I plan to pay this off and would be grateful for anyone who invests in this opportunity for me. Thank you again for considering me. Borrower added on 08/26/10 > Thank you for your questions. To answer a few that might help you consider me is that I have a 2 year plan to pay-off this loan. I have my first of 3 raises starting this January and with my fiance's and my combined income, I will be able to put large amounts towards the loan. I have been at my job for 5 years now and plan on being here until I retire. This debt has taught me some very valuable lessons in budgeting and finance. Thanks again for your consideration and please feel free to ask any questions to help you feel comfortable with investing in me. Thank you Borrower added on 09/07/10 > Thank you all for choosing to invest in me. I have about a day left and hope the full funding will come in, but regardless of being fully funded, the amount already invested will help my fiance and I tremendously on our journey of becoming debt free and remaining that way for years to come! Thank you all again!

A credit bureau reported the following information about this borrower member on August 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,419.00	Public Records On File:	0
Revolving Line Utilization:	76.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Debt that will be paid off by this loan: Credit Card 1: 09.24% - balanace is $1911.31 Credit Card 2: 10.74% - balance is $7382.77 Personal Loan: 14.50% - balance is $10,643.19 Debt that will NOT be paid off by this loan: Car payment: I traded my previous car in to lower my payments to help with my debt. This monthly payment is very low and my fiance helps with this loan as well. Thank you again for being willing to help. If you have any other questions, please let me know!
I am interested to help fund your $20,000 loan. My questions are: [1} What is your current position with Taitan Broadcasting? (Job/What you do.) [2] Transunion Credit Report shows the $19,419 Revolving Credit Balance. (77 pct usage.) How much $ are you now paying per month on your total credit card/other debts? [3] Briefly, why should lenders commit their limited $ to fund your loan? [4] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate in Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for FOUR answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Thursday 08.26.2010	I'm am the design director for the company. I've been here 5 years with numerous awards and have received three promotions within this short time and plan on being with the company until I retire. I'm paying over $700 towards my debt. I have 3 raises happening over the next 3 years. So with the new raises and with the combined income I will have once I am married in October, I've budgeted and projected to have the loan paid off in less than 2 years. Here and I will be living very tight with money, but we know the outcome will benefit us in the end. I have only been able to pay towards my debt and all my other living expenses with my income alone, but her and I are in this together an plan on getting out of debt as quickly as possible.
Is the gross income of $4,833 yours alone, or is it your total household income?	It's all mine but have the maximum taken out for taxes to avoid a huge bill during tax season. The gross income will also increase to pay more towards this loan after October with the marriage tax break and again in January when my first raise kicks in. My plan is to always use any extra income towards debt so I can quickly become debt free. My monthly budget focuses on debt, car, rent, and food. As of September, my roommate is moving out so my fiance can eventually move in once we are married, so as of September, I will have to start covering the full rent/water & garbage.
Why are you paying off lower interest loans (9-14%) with a 16.3% loan? How does that help you?	This loan will combine all my debt into one payment and allow me to cancel my credit cards. I continue to have large finance charges on the multiple cards and loan and a lower monthly payment towards one loan will make it so I can live within my means and not ever continue to charge with money I do not have again.
How would you judge your fiance's responsibility when it comes to money. Is he/she someone who will rack up debts or do they have the same attitude that you seem to have? I ask this because you are ridding yourself of credit cards that have a lower interest rate than this loan has. If your fiance tends to be loose with money you will actually be putting yourself in a worse situation with this loan and I would not be interested in funding that kind of risk. Thank you.	My fianc?? is just like me but has been much better with her money over the years. The only debt she has to her name is her car and she has been diligent with paying off credit as soon as she charges anything. She has been extremely understanding of my situation and is very much on the same page as me when it comes to clearing out this debt. Our goal is to get it paid-off within 2 years and never buy anything unless the money is already in our checking account. Thank you for your question and please feel free to ask anything else that will help you make a decision with investing in me.

Member Payment Dependent Notes Series 551767

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
551767	$14,500	$14,500	11.49%	1.00%	September 13, 2010	September 14, 2015	September 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 551767. Member loan 551767 was requested on August 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Comcast	Debt-to-income ratio:	23.59%
Length of employment:	10+ years	Location:	Placerville, CA

Home town:
Current & past employers:	Comcast
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 25, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1985	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	71
Revolving Credit Balance:	$40,147.00	Public Records On File:	0
Revolving Line Utilization:	46.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Card 1 - Sears - $5,794 - 25.24%. They decided to raise the rate even though I am a long time customer and have never made a single late payment. This one will be paid off. Card 2 - Chase - $14,000 - 13.24%. The bulk of this one will be paid off with the loan. Never late on this one. Card 3 - Discover - $4,799 - 3.99% promo rate. Currently paying up to double payments and will have it paid off shortly. This will not be paid off with the loan. Never late on this one. Card 4 - US Bank - $4,500 - 0.00% promo rate. Currently paying more than double the payments and will have it paid off shortly. This will not be paid off with the loan. Never late on this one. Card 5 - Chase - $11,800 - 4.99% promo rate. Currently paying more than minimum and will be able to pay down sooner after the first 2 cards are paid off.
My questions are: (1) What is position (Job/What you do) for Comcast? (2) Transunion Credit Report shows $40,147 Revolving Credit Balance. How did you accumulate credit card debts? a-n-d How much $ are you now paying per month for credit card/other debts? (3) All Lending Club loans feature NO $ penalty for loan early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) loan before payoff? Lender 505570 USMC-RETIRED Tuesday 08.31.2010	1. My position is Store Supervisor for Sales and Customer Service. 20 years at the same location. 2. The majority of the debt was accumulated for home repair and improvement and also debt after my divorce. All together the minimum payments for the credit cards are $881, however, I rarely pay only the minimum. I always make it a point to pay additional each month if not double on the smaller ones. The interest rates that all the credit cards have gone to is what is making it difficult to get ahead. 3. I selected a 5 year so that I had some breathing room to start knocking down the smaller cards and then concentrate on the larger ones. My hope is to have the loan paid off in 3 years instead of 5 but the longer term gave me more options.
It would be better to focus on the larger cards as you are paying higher interest rates and to pay the minimum payment on the 0% card(until it ends 12/6 months or less from now or soon after).	That is what I plan on doing, tackling the highest interest rate cards with this loan and continue paying minimums on the lower interest rate cards until paid off. Thank you.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. I owe $284,000 on my mortgage. I do not have a second or HELOC. 2. According to Zillow, the market value is $367,500. Thank you for your consideration.

Member Payment Dependent Notes Series 554253

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
554253	$14,000	$14,000	14.84%	1.00%	September 10, 2010	September 19, 2013	September 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 554253. Member loan 554253 was requested on September 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	NYC Department of Environmental Protection	Debt-to-income ratio:	13.18%
Length of employment:	4 years	Location:	BRONX, NY

Home town:
Current & past employers:	NYC Department of Environmental Protection
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1983	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	48
Revolving Credit Balance:	$16,191.00	Public Records On File:	0
Revolving Line Utilization:	68.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) What is current position (Job/What you do) for employer NYC EP? (2) Transunion Credit Report shows $16,191 Revolving Credit Balance. How much $ are you now paying per month for credit card/other debts? (3) All Lending Club loans feature NO $ penalty for early payoff. You selected 3-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before final payoff? ("As soon as possible" tells lenders NOTHING useful; but approximate number of years is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED SUNDAY 09.05.2010	Type your answer here. 1) I am a Hazardous Materials Emergency Responder. 2) I would say I am paying around $900-$1000 or so every month in debt. 3) I would realistically say the loan would not be paid off for at least a year, most likely 2 years, but I will repay the loan as quickly as possible.
What are the interest rates of the debts you are consolidating? How quickly do you anticipate paying off this loan?	Type your answer here. I will be consolidating a 25.99% APR, along with a 21.99% APR, and then determining how much remains for any other debt I can consolidate. However, all of my interest rates are above 14%.

Member Payment Dependent Notes Series 554790

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
554790	$15,000	$15,000	10.75%	1.00%	September 13, 2010	September 21, 2013	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 554790. Member loan 554790 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,833 / month
Current employer:	United States Patent and Trademark	Debt-to-income ratio:	13.30%
Length of employment:	5 years	Location:	washington, DC

Home town:
Current & past employers:	United States Patent and Trademark
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/07/10 > Hi there, I work at the US Patent and Trademark Office, in Washington, DC, as a Patent Examiner. Earlier this week I stopped by my bank to find out info about securing a small loan to purschase a used car. The car I'm interested in is over 3 years old and therefore it doesn't qualify for a car loan. I need a car soon because I am planning to go to a law school either in Chicago or west coast, specifically California, next year. FYI, I can still keep my job in DC and go to law school. The USPTO have a Hoteling program which allows me to work from any where in the United States. This will allow me to attend a law school outside the Washington, DC metro area. Thanks guy, I need your help and support!

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,545.00	Public Records On File:	0
Revolving Line Utilization:	25.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) What is current position (Job/What you do) for employer U S Patent and Trademark Office? (2) Transunion Credit Report shows $18,545 Revolving Credit Balance. How much $ are you now paying per month for all the credit card/other debts? (4) All Lending Club loans feature NO $ penalty for early payoff. You selected 3-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before payoff? ("As soon as possible" type answers tell the lenders absolutely NOTHING useful; but an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED WEDNESDAY 09.08.2010	I am a Patent Examiner. With regard to the revolving credit balance, I pay at least $800 a month. Lastly, I intend to keep this loan for the duration of 3 years. My goal is to eliminate most of my debts in 3 years.
Since Lending Club loans cannot be used for post secondary education expenses, may I assume that you are using all of the loan funds for the car?	Thanks for the notice above, all of the loan funds will be used toward the purchase of my new car. Thanks.
Hi, Couple of questions :1.) Please list all your households' expenses, net househld income and any other debts like tax leins, child-care expenses, alimony etc. ? 2.) Please list all your debts, APRs, outstanding balances ?	$800-$1000 per month for revolving credit. $150 per month on studentloan. Combined APR is around ~12%.

Member Payment Dependent Notes Series 559328

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
559328	$15,000	$15,000	17.19%	1.00%	September 10, 2010	September 9, 2015	September 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 559328. Member loan 559328 was requested on August 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	cullen and dykman	Debt-to-income ratio:	13.49%
Length of employment:	4 years	Location:	LEVITTOWN, NY

Home town:
Current & past employers:	cullen and dykman
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,473.00	Public Records On File:	0
Revolving Line Utilization:	61.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Why do you need 24,000 when your listed revolving credit balance is only 6500? Please list your debts you plan to pay off and what you will be doing with any excess...	I am paying off my car loan as well.
What is the interest rate on your car loan?	My interest rate on my Car Loan with Platinum Volkswagen is 6.4%.
Please pay your loan off faithfully. I am a single mother and my small part of this loan is precious to me and represents my college hopes for my two small children. Thank you.	I have done my calucations for this loan. I will be able to make my payments on time, every month.
Why are you paying a car loan with another loan at 17% interest? Surely the car loan is at a lower interest and less than 5 years to maturity	I am interested in consolidating my debt onto one loan. I also have school loan that I would like to consolidate alonge with my Credit Cards. With all the interest combined that I already have, it equals to about the same amount of interest.

Member Payment Dependent Notes Series 559669

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
559669	$9,600	$9,600	7.88%	1.00%	September 14, 2010	September 21, 2015	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 559669. Member loan 559669 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Abbey Glen Pet Memorial Park	Debt-to-income ratio:	0.86%
Length of employment:	10+ years	Location:	Dingmans Ferry, PA

Home town:
Current & past employers:	Abbey Glen Pet Memorial Park
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/07/10 > My plan for this loan is to pay off some personal debt as well as some home improvements. I have excellent credit and have never been late on any type of payment. I have been employed at my current job for over 12 years and plan to stay there. I have made sure to fit this monthly payment into my budget. Borrower added on 09/07/10 > I plan to use this loan to pay off some personal debt as well as some home improvements. I have made sure to fit this monthly payment into my current budget. I have been employed with my current job for over 12 years and I plan on remaining at this place of employment. I have excellent credit and have never been late on any type of payments for any of my bills.

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,126.00	Public Records On File:	0
Revolving Line Utilization:	6.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 560364

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
560364	$11,900	$11,900	13.61%	1.00%	September 13, 2010	September 11, 2015	September 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 560364. Member loan 560364 was requested on August 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Teachers College	Debt-to-income ratio:	17.97%
Length of employment:	1 year	Location:	Brooklyn, NY

Home town:
Current & past employers:	Teachers College
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/28/10 > I am requesting this loan so that my new Brazilian husband and I can refinance old credit card debt and pay for expenses related to his Green Card and the wedding itself.

A credit bureau reported the following information about this borrower member on August 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,949.00	Public Records On File:	0
Revolving Line Utilization:	67.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Teachers College, and where did you work prior to that?	Right now I'm an assistant editor at Teachers College Press. I'll give you a summary of my prior employment and education below. 2007-2009 - writing instructor/tutor at Fairleigh Dickinson University; freelance writer and editor, primarily in educational publishing 2005-2007 - obtained master's degree in English/writing from the University of Iowa 2003-2005 - worked on the editorial staff of a small educational publishing company 2002-2003 - staff accountant at a healthcare company 2002 - obtained bachelor's degree from Brown University Please let me know if you'd like to know anything else. My husband's main work experience is as an English and Portuguese teacher. He used to own an English school in Brazil, which he sold a few years ago.
My questions are: {1} Current positon with Teachers College? (Job/What you do) A-N-D Provide THREE Years work or school history PRIOR to current employer? [2] All Lending Club loans feature NO early payoff prepayment penalty. You selected 60-months repayment terms. In Y-E-A-R-S, how long do you intend to service (keep active) this loan before payoff? Lender 505570 USMC-RETIRED Sunday 08.29.2010	Hello USMC-RETIRED, CriticalMiss asked a similar question, so I provided a detailed answer that I think you both can see. Please let me know if that's not the case or if you have any additional questions about this. Once my husband has a job and there's a second income coming in, we estimate that we can pay off this loan in under two years. I am also looking for additional freelance work to help make sure that we meet this goal.

Member Payment Dependent Notes Series 560840

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
560840	$6,000	$6,000	14.72%	1.00%	September 9, 2010	September 20, 2013	September 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 560840. Member loan 560840 was requested on September 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,818 / month
Current employer:	walmart	Debt-to-income ratio:	17.27%
Length of employment:	7 years	Location:	vienna, WV

Home town:
Current & past employers:	walmart
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 7, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,053.00	Public Records On File:	0
Revolving Line Utilization:	45.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) What is current position (Job/What you do) for employer Wal-Mart? (2) Transunion Credit Report shows $15,053 Revolving Credit Balance. How much $ are you now paying per month for all credit card/other debts? (3) All Lending Club loans feature NO $ penalty for early payoff. You selected 3-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before final payoff? ("As soon as possible" tells lenders absolutely NOTHING useful; but an approximate number of years is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED TUESDAY 09.07.2010	1) i am currently a department manager at walmart 2) at the moment i am paying right around the same amount as the payment on the loan this would just give me a actual time to get it paid off without paying on stuff for say 10 years 3) the loan will probably go the full term of 3 years after i get my car paid off i am am going to attempt to make more of a payment if that is allowed or save up and try and get it paid off earlier
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	1) credit card 2700 25% interest will pay off 2) credit card 1800 23% interest will pay off 3) gym membership 500 will pay off 4) doctor bill 700 will pay off 5) car loan 1800 14% interest will not pay off
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Are you the sole wage earner? Thanks.	1)car 160 per month insurance 80 per month cell 60 per month gym 33 per month (loan will pay off) credit card 1 80 per month ( loan will pay off) credit card 2 50 per month ( loan will pay off) doc bill 20 per month ( loan will pay off) 2) currently i am living with my parents so yes i am my sole wage earner

Member Payment Dependent Notes Series 561362

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
561362	$5,000	$5,000	17.19%	1.00%	September 9, 2010	September 15, 2015	September 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 561362. Member loan 561362 was requested on September 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Norwich Pharmaceuticals	Debt-to-income ratio:	11.40%
Length of employment:	< 1 year	Location:	PITCHER, NY

Home town:
Current & past employers:	Norwich Pharmaceuticals
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/01/10 > My home currently uses an oil furnace that needs to be replaced. Since I have plentiful wood around my home I would like to replace the furnance with a wood stove. With an efficient wood stove the savings I would receive from not using oil would be quite significant, saving approximately $400 a month during the winter.

A credit bureau reported the following information about this borrower member on August 12, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	23	Months Since Last Delinquency:	19
Revolving Credit Balance:	$2,955.00	Public Records On File:	0
Revolving Line Utilization:	68.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Norwich Pharmaceuticals? Since you have been there <1yr, could you please provide your employment history?	I am a cost accountant. I previously was employed by BAE Systems (commercial & defense avionics coroporation) as a program accountant. I was there for 6 years until last October when I past part of a work force reduction program (we had 1500 employees...250 were let go). I was lucky to get another position in less than one month with Norwich Pharmaceuticals.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The balance is approximately $63k. The latest appraisal of the home in March of this year was $72k.

Member Payment Dependent Notes Series 561595

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
561595	$17,500	$17,500	13.23%	1.00%	September 14, 2010	September 14, 2015	September 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 561595. Member loan 561595 was requested on August 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Round House Theatre	Debt-to-income ratio:	23.03%
Length of employment:	< 1 year	Location:	Baltimore, MD

Home town:
Current & past employers:	Round House Theatre
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/31/10 > I am using this loan to pay down high interest debt. I have not missed any payments, but I am only paying off the minimum due. I would like to be able to use the same payments to get ahead of the tide. Thanks for your consideration and help.

A credit bureau reported the following information about this borrower member on August 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1986	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,734.00	Public Records On File:	0
Revolving Line Utilization:	90.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are the amounts and interest rates of the accounts you intend to pay off with this loan? Also, how quickly do you intend on paying off this Lending Club Loan?	One account is $8,456.54 at 24.90%. The other account is $8,407.13 at 27.24%. I would like to pay off this loan in three years. I have selected a 60 month note, to be absolutely safe, however, I noted that there is no prepayment penalty. So, my intent is to pay off the loan within three years. I opted for a lower minimum monthly payment to allow myself a cushion in case of unforeseen expenses in any given future month.

Member Payment Dependent Notes Series 562282

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
562282	$12,000	$12,000	17.93%	1.00%	September 9, 2010	September 14, 2015	September 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 562282. Member loan 562282 was requested on August 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Dell	Debt-to-income ratio:	12.62%
Length of employment:	5 years	Location:	PFLUGERVILLE, TX

Home town:
Current & past employers:	Dell
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/31/10 > I would like to use this loan for debt consolidation. I have been at my job for 5 years after working there 1 year as a temp. I am reliable and will do everything I can to make the monthly payments in a timely manner as I am not a fan of late fees and penalties. I hope you will consider me for this loan.

A credit bureau reported the following information about this borrower member on August 31, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	48
Revolving Credit Balance:	$15,907.00	Public Records On File:	0
Revolving Line Utilization:	86.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) What is position (Job/What you do) for Dell? (2) Transunion Credit Report shows $15,907 Revolving Credit Balance. How did you accumulate credit card debts? a-n-d How much $ are you now paying per month for credit card/other debts? (3) All Lending Club loans feature NO $ penalty for loan early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) loan before payoff? Lender 505570 USMC-RETIRED Tuesday 08.31.2010	1) I am a contract analyst and manage the contracts database for Dell Public accts. 2) Most are from my husbands credit cards. I personally only have one major credit card and a few department store cards totalling maybe $7,000. I think total we pay $800 in cc payments. 3) I would like to pay it off as soon as possible. We initially will pay the minimum but I hope to pay it off sooner, hopefully 3years total or less.
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you. What will your monthly payments be on your remaining revolving debt if you apply this loan to "debt consolidation" as indicated?	I have not decided for sure which credit cards I will pay but I do plan to pay down several different accounts including Juniper which currently has a 5K balance and possibly our LOC which has a balance of 8K (obviously I will not pay all of it but a nice chunk of it. My payment for this loan will be significantly less than what I am currently paying for these credit cards.
Please describe the purpose of this loan. Thank you. Which debts do you have (type/amount/APR) and which will you consolidate?	Debt consolidation. Highest APR is a credit card with 26.99% and highest balance is 5K. There are several small credit cards and loans that I want to try to at least reduce if not pay off completely. I estimate this loan will save me about $500 in payments per month.
Thank you for taking the time to answer lender questions and for the information you have provided. I am happy to help fund your loan. That said, please be aware this loan is being funded by real people that believe in you and what you have told us. Remember, if you fail to make payments it does not hurt some megabank, but rather, you are directly affecting our lives. As small lenders we sincerely want to help you and simply ask that you be a responsible borrower and take your obligation serioursly. Best of luck to you.	Thank you so much for the confidence placed on me. I assure you I will make every effort to make my payments on time and hopefully pay off the loan ahead of time. I do not like late fees and penalties so I do take this loan seriously. Again, thank you!
Please pay your loan off faithfully. My small part of this loan is precious to me and represents my college hopes for my two small children. Thank you.	I plan to pay my debt faithfully.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. Balance is $136,000 or so. 2. Current market value of the home according to zillow.com is $148,000

Member Payment Dependent Notes Series 563573

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
563573	$20,000	$20,000	14.84%	1.00%	September 13, 2010	September 17, 2013	September 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 563573. Member loan 563573 was requested on September 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,167 / month
Current employer:	Granite Construction Inc.	Debt-to-income ratio:	7.41%
Length of employment:	4 years	Location:	Capitola, CA

Home town:
Current & past employers:	Granite Construction Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	54	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$38,847.00	Public Records On File:	0
Revolving Line Utilization:	76.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) What is position (Job/What you do) for Granite Constructionp? (2) Transunion Credit Report shows $38,847 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? A-N-D How much $ are you now paying per month for all credit card/other debts? (3) All Lending Club loans feature NO $ penalty for loan early payoff. You selected 3-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) loan before payoff? Lender 505570 USMC-RETIRED SATURDAY 09.04.2010	1)Director Shares Services (payroll, ap, ar) 2)home equity loan (not loc) - balance is 10,800 - I pay triple payments in order to get the 20 yr loan pd off in next 2 yrs. Total pymts for debts that i intend to pay off with this loan per month are aprox $2000. 3)I am unsure at this time.
Thanks for reply. Concerning Question 3: Service loan (keep active). Will you service loan for at least 1-year duration before final payoff? Easy choice: Yes? Or No? (L C Management structures processing borrower loan principal/interest payments interest actually paid to lenders makes a less than 1 year short-term loan not attractive.) Thanks for answer. Lender 505570 USMC-RETIRED Saturday 09.05.2010	Yes, it will be active for at least one year.
Loan listed 5 days; 14 pct funded. Reason why little funding because application still does not show Employment-Income verified and Credit Review was completed. Review Status does not show Approved for issue when 100 pct funded, or minimum 60 pct partially funded. and the 14 listing days expires. If contacted by a Credit Reviewer and income documents were submitted, you need to FOLLOW-UP. Ask Credit Reviewer why not completed? Why Review Status was not upgraded to Approved? If not contacted by a Credit Reviewer, you need to initiate contact ASAP. The Member Support email-toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support is open Mon - Fri 8AM - 5 PM PT; is closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7. Answering machine and Fax Machine available 24/7. Time is short for loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA TUESDAY 09.07.2010	I spoke with them and they have been closed for the holiday. I only applied on Friday. I was told an underwriter would be reviewing today.

Member Payment Dependent Notes Series 564174

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
564174	$10,000	$10,000	18.30%	1.00%	September 13, 2010	September 21, 2015	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 564174. Member loan 564174 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,417 / month
Current employer:	Navair Lakehurst US Gov DOD	Debt-to-income ratio:	23.64%
Length of employment:	10+ years	Location:	toms river, NJ

Home town:
Current & past employers:	Navair Lakehurst US Gov DOD
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	25	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,149.00	Public Records On File:	0
Revolving Line Utilization:	40.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Re: Your loan application. Employing Service Branch: U S NAVY DOD. My questions are:: (1) If active duty military: Provide current Rank?** a-n-d Pay Grade?; Enlisted Members Expiration Current Contract Date is wehn? (ETS) (Officers are considered to be "Indefinite".) (2) Length of Employment shows as 10 years. Future intentions are to: Extend enlistment? Reenlist? Continue to 20-years and qualify for retired pension? Or what other options? (3) If DoD Civilian Employee: Provide equivilent GS/WG Pay Grade, In-Step Level a-n-d current Position (Job/What you do) for employing military service branch? *"Company or Field Grade" Officer, "CO", "XO", "Senior Enlisted", "Higher Enlisted", "Career Military" generic terms do not provide L C civilian lenders anything useful to make their decision to help fund your loan. MSgt E8 Finance Chief, Semper Fidelis, USMC-RETIRED Lender 505570 Virginia Bch, VA WEDNESDAY 09.08.2010	civian DOD 24 years
My questions are: (1) Answer earlier email SUBJECT: Military Member Rank, Military or Civilian Employee Pay Grade, Military member ETS, Future intentions? (2) Transunion Credit Report shows $25,149 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? A-N-D How much $ are you now paying per month for all the credit card/other debts? (3) All Lending Club loans feature NO $ penalty for early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before payoff? ("As soon as possible" type answers tell the lenders absolutely NOTHING useful; but an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED WEDNESDAY 09.08.2010	Civilan GS 7 step 8. Not home equity loans, credit cards most are 22 to 24 percent. 5 years, I will retire in 5 or 6. Paying about 700.00, for all. I want to pay off 9,400.00 for four of them.

Member Payment Dependent Notes Series 564234

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
564234	$15,000	$15,000	7.51%	1.00%	September 8, 2010	September 13, 2013	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 564234. Member loan 564234 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,583 / month
Current employer:	STG inc	Debt-to-income ratio:	8.95%
Length of employment:	10+ years	Location:	Sierra Vista, AZ

Home town:
Current & past employers:	STG inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/31/10 > I'm going to use the money to buy property and move an RV on to the property so that I can live there while I build an earth-friendly home (thinking about earthbag dome).

A credit bureau reported the following information about this borrower member on August 13, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,363.00	Public Records On File:	0
Revolving Line Utilization:	18.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi What do you do for a living. What are you total monthly expenses. Do you have any spouses & are they employed (Have a steady income) as well.	I do computer application development and support for the US Army. I'm unmarried. I'm going to use the money to buy some property. The property is setup for a mobile home, but I am going to put an RV on it and build a earthbag or straw bale home while I'm living in the RV. My only expenses will be my student loans -- which I'm consolidating to one monthly payment of about $285.00. I have no car payment. I make just under $79,000 per year. I'm hoping to use savings and income to build the home as I go and wind up with no mortgage.
I like your idea for the money. Good Luck!	thanks.
I support the green revolution and will be funding your loan. Good luck on building your new home!	Thanks so much for your support -- both for me and the revolution.

Member Payment Dependent Notes Series 564582

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
564582	$15,000	$15,000	13.23%	1.00%	September 13, 2010	September 19, 2013	September 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 564582. Member loan 564582 was requested on September 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,333 / month
Current employer:	Port authority of Allegheny co.	Debt-to-income ratio:	22.69%
Length of employment:	10+ years	Location:	Finleyville, PA

Home town:
Current & past employers:	Port authority of Allegheny co.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/05/10 > The purpose of this loan is to pay off my high interest credit cards,and clean-up my finances!

A credit bureau reported the following information about this borrower member on August 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,911.00	Public Records On File:	1
Revolving Line Utilization:	57.50%	Months Since Last Record:	105
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) What was reason for Chapter 7/11 Asset Liquidation Bankruptcy filing 105-months ago? (2) What is current position (Job/What you do) for employer Port Authority of Alleghany County? (3) Transunion Credit Report shows $3,911 Revolving Credit Balance. Loan is ~ $11,000 more than Transunion Credit Report indicated debts. What SPECIFIC debts are now being consolidated/refinanced that are not included in credit report total debt? (4) All Lending Club loans feature NO $ penalty for early payoff. You selected 3-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before final payoff? ("As soon as possible" tells lenders NOTHING useful; but an approximate number of years is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED MONDAY 09.06.2010	Type your answer here.1.car,student loans,some credit card debt! I was out of work at the time. This is before i got my current job now,in which i have been there over ten years. 2. I work in the maintenance department. I am a building maintainer for Port Authority. 3. This is what i want to pay off, home depot $699,capital one card $2700,GE Money $5,785. I would like to pay off my wife's credit as well in the amount of$4000. Anything left over i would like to do some home improvements. 4. two and a half,to three years!
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I owe $105,714. I tried to find out whats my house is worth on zillow,but i am having trouble with my computer. I do know that the house, 4 houses up from me sold for 126,000,and it was alot smaller house than mine. Not to mention his lot is a quater the size of mine!
Loan listed 5 days; 57 pct funded. Application still does not show Employment-Income verified and Credit Review was completed. Review Status does not show Approved for issue when 100 pct funded, or minimum 60 pct partially funded. and the 14 listing days expires. If contacted by a Credit Reviewer and income documents were submitted, you need to FOLLOW-UP. Ask Credit Reviewer why not completed? Why Review Status was not upgraded to Approved? If not contacted by a Credit Reviewer, you need to initiate contact ASAP. The Member Support email-toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support is open Mon - Fri 8AM - 5 PM PT; is closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7. Answering machine and Fax Machine available 24/7. Time is short for loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA	Not sure why, I gave the lending club all my info on my employer,with numbers for them to reach!

Member Payment Dependent Notes Series 565018

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
565018	$20,000	$20,000	19.41%	1.00%	September 10, 2010	August 29, 2015	August 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 565018. Member loan 565018 was requested on August 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$29,167 / month
Current employer:	University of Maryland	Debt-to-income ratio:	5.34%
Length of employment:	2 years	Location:	Baltimore, MD

Home town:
Current & past employers:	University of Maryland
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/15/10 > Consolidating school debt - young physician

A credit bureau reported the following information about this borrower member on August 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1971	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	32	Months Since Last Delinquency:	20
Revolving Credit Balance:	$53,150.00	Public Records On File:	0
Revolving Line Utilization:	35.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Transunion Credit Report shows 1 creditor payment delinquencies within 24-months; the most recent 20 months ago. Explanation is? FYI: Lending Club provides lenders highly condensed borrower Transunion Credit Report that shows total Delinquent Payments but not the name of credit grantee who reported the delinquencies. Visit the www.annualcreditreport.com website. You can obtain FREE copies of your complete Equifax, Experian, Transunion Credit Reports yearly. NO CC required, NO sign-ups; NO extra-costs. After obtaining, and reviewing, your Transunion Credit Report details, then answer this email. Lender 505570 USMC-RETIRED Virginia Bch, VA Monday 08.16.2010	I had moved from one apartment to a new address across town. The bill was sent to the old address. By the time I finally got the bill it had been past due by 2 months - and thus the late payment.
Borrower Profile shows after working for University of Maryland for T-W-O years you earn $29,167 Gross Income Per M-O-N-T-H (THAT'S THREE HUNDRED FIFTY-THOUSAND AND FOUR U S DOLLARS PER Y-E-A-R.) but you need a $20,000 loan to consolidate debts? Lender 505570 USMC-RETIRED Monday 08.16.2010	I am divorced, so not all of that money you so eloquently speak of is mine. Actually I would like a larger loan but that is not in the cards - this is about stabilizing debt payments rather than moving all debt into one location.
Your profile indicates $29,167 gross monthly income. Is that a typo?	No - I'm a doctor -
I am interested to help fund your $20,000 loan. My questions are: [1} Answer 2 earlier emails, Subjects reported $29,167 Per M-O-N-T-H Gros Income A-N-D 1 payment delinquency occured 20-months ago? [2] What is your current position at University of Maryland? (Job/What you do.) [3] Transunion Credit Report shows the $53,150 Revolving Credit Balance. (a 35 pct usage.) Is any Home Equity Line of Credit? (HELOC) If yes, what is $ amount a-n-d APR pct? A-N-D How much $ are you now paying per month on your total credit card/other debts? [4] Briefly, why should lenders commit their limited $ to help fund your loan? [5] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate in Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for FIVE answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Monday 08.16.2010	I am an Assistant Professor at the University of Maryland - I am an Interventional Oncologist. I am divorced - so the house I pay on each month is my really my ex-wife's. So because of that I can't for legal reasons use the house as collateral on loans or restructure debt into a home refinance loan. As you mentioned, the total credit card debt is around 53000, so a 20K loan just takes the icing off the cake. If all goes well, I would then be able to retire my credit card debt in 2 years - and early replayment of this debt in not less than 3 years (more likely 4) as I am also looking to buy a condo/house during the next 2-3 years.
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Chase CC - 24000 will not be paid off Chase CC - 3000 will not be paid off Capitol One CC - 1000 - will be paid off Discover CC - 13000 - will be paid off Bank of America CC - 7000 - will be partially paid off All cards currently carry a 29.5% APR
- What is your monthly budget? - How much do you save each month? - Do you have a plan for reducing your dependence on debt in the future? If so, what is it? Please be specific.	The debt is essentially all from my education (and most recently from my divorce). Much of the last portion of my education was financed at then "low" rates but the recent financial upheaval took what was once reasonable interest rates (sub 10%) and turned it into 30% rates - couple that with the cost of getting a divorce and there you have it. As for saving - other than a minimal contribution of retirement, I am focused only on debt repayment. Once my debt is eliminated I'll have no need for debt as I make a considerable income. What I lack currently is the ability to deal with sudden emergencies as I have no cash or credit reserve.
Hi, very interested in funding your loan. Sorry if some of the other questions came across as blunt, ALLCAPS has a way of doing that....your pay is higher than most that apply for loans here but seems about right to me for a highly trained specialist. In addition to the 53k in revolving debt, how much debt/payments do you have as far as student loans and mortgage and child support/alimony? What type of Professor are you? E.g. "Assistant Professor of ...."? I just read up on "interventional radiology", sounds a lot like what I've seen on House. What is your training for this role and are you on one of those academic "tenure" tracks where you might have to leave if colleagues don't like you in a few years? How long have you been in this field and do you direct any larger efforts or are you still sort of new to UMaryland? Thanks	Other debt - 400K on the mortgage which I am responsible for but my ex-wife resides in along with the children. Approximately 3K per month in addition to the mortgage is child support. Luckily my traditional education loans have been retired. I am an Assistant Professor of Radiology. My specialty is actually Interventional Oncology, an younger branch of Interventional Radiology. I am technically not "on Tenure" track because few academic clinicians are afforded tenure track positions - that is reserved for more traditional researchers. As for being "forced" out of my position - very unlikely - it is more likely that I would be enticed away by a bigger salary or a promotion to Division Head than to be asked to leave. Beyond classical clinical work, I have early but dedicated research activities which would be difficult to transfer elsewhere, and I am also extremely involved in teaching and residency selection. Hope that helps.
I like your personal finance metrics and will likely be investing in your loan application. However, would you mind verifying your employment and income with Lending Club? I ask for 3 reasons: 1) makes investors feel more secure in their investment, 2) increases your chance of getting a fully funded loan, 3) your loan app gets funded faster. So it benefits us both. LC's support staff can be reached at "support@lendingclub.com" or (866) 754-4094. They will direct you on the specifics of how to do this, but it only involves sending a copy of your pay stubs or electronic deposit receipts. Best of luck with your application!	I am currently in the process of doing just that - will probably have the paperwork collected and uploaded within the next day or so. Thanks
Thanks, file the verification forms and I will definitely fund.	Thank you
any word on the verification? i just had an exchange with another borrower, it took lendingclub some time to do things so the sooner you get the paperwork in the better. i like your loan but it looks like it isn't funding very quickly, if you do get the verification in i think it will make it to 100%.	Thanks - I did fax the info
4 DAYS LEFT, SHOULD LOAN NOT FULLY FUND WILL U ACCEPT THE PROCEEDS	It depends - if the loan is mostly funded I would probably accept the loan - if it's only minimally funded then probably not - it's at 60% now - if it gets to 80% I think that it would be worth it to accept.
U CAN REAPPLY IN 6 MONTHS. IF LOAN DOESNT FULLY FUND WILL U ACCEPT THE PROCEEDS	Again - it just depends on the percent of the loan funded - if it's at 80% or more - then yes I'll probably accept
R U SOLE WAGE EARNER. IF LOAN DOESNT FULLY FUND WILL U ACCEPT THE PROCEEDS	I am the sole wage earner - please see my prior response.
IF LOAN DOESNT FULLY FUND WILL U ACCEPT THE PROCEEDS	See my prior responses
R U SOLE WAGE EARNER. IF LOAN DOESNT FULLY FUND WILL U ACCEPT THE PROCEEDS	Please see my prior responses
10 days later and still no income verification? Thank you.	I faxed the info - it is out of my hands at this point.

Member Payment Dependent Notes Series 566679

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
566679	$5,000	$5,000	13.61%	1.00%	September 14, 2010	September 16, 2013	September 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 566679. Member loan 566679 was requested on September 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Young Israel of Sunnyside	Debt-to-income ratio:	16.32%
Length of employment:	5 years	Location:	Woodside, NY

Home town:
Current & past employers:	Young Israel of Sunnyside
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,744.00	Public Records On File:	0
Revolving Line Utilization:	81.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your Small Business category loan is 1 of 250 plus total loans Lending Club listed today for lender consideration. Lenders appreciate the borrowers providing basic DETAILS about their business? Start-up? Established? Products? Services? Targeted clientele? etc. A-N-D provide PURPOSES how, after a loan's origination fee deducted, their loan net proceeds are intended to be spent to benefit either a borrower or business? Website upgrade? Inventory? Expansion? Advertising? Prepaid expenses? Renovating premises? Purchase equipment and or fixtures? "Floor" financing? Or exactly what? etc. Listing provided little or nothing to attract lenders interest and for them to commit $ to possibly help to fund your loan. A small Business category loan is always the hardest loan category to fully-fund because borrowers default rate is highest of all loan categories. Your loan currently remains 1st class genuine mystery to all lenders. You should provide loans basic Details and Purposes how a loan directly intended to benefit you. Minus basic information, realistically loan doesn't compete favorably for lenders available $. At end of borrower registration process exists the opportunity to add description details, purposes, miscellaneous etc to aid prospective lenders. Hope this lender very honest appraisal helps your loan to attract lenders $. Lender 505570 U S Marine Corps-RETIRED Virginia Bch, VA FRIDAY 08.03.2010	I recently became a proprietry trader. I already have invested 10,000 dollars but I need another five thousand in order to make this investment worth my while. I understand that being a trader involves substantial risks but I feel that I have the financial knowledge to succeed. I have a degree in finance and I am also in the midst of attaining my CPA. I have currently passed the first test and I have three more to go. I hope to be able to pay off my loan with profit from my proprietry trading but should fail my current income will more than suffice to pay off my debt.

Member Payment Dependent Notes Series 567294

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
567294	$19,750	$19,750	11.49%	1.00%	September 10, 2010	September 10, 2015	September 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 567294. Member loan 567294 was requested on August 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	distributor service inc	Debt-to-income ratio:	23.52%
Length of employment:	10+ years	Location:	burgettstown, PA

Home town:
Current & past employers:	distributor service inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 19, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1974	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41,459.00	Public Records On File:	0
Revolving Line Utilization:	67.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here.i owe between the two loans combined 135000 and no other loans against it the market value is 165000
POSITION (JOB/WHAT YOU DO) FOR EMPLOYER DISTRIBUTOR SERVICES? A-N-D IN Y-E-A-R-S, HOW LONG DO YOU INTEND TO SERVICE THIS LOAN (KEEP IT ACTIVE) BEFORE PAYOFF? LENDER 505570 USMC-RETIRED FRIDAY 08.27.2010	Type your answer here.warehouse manager i plan on having the loan for the whole term no early payoff
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Type your answer here.i am going to pay one of the pnc loans for 9000 apr is 18 the citi for 4000 apr is 20 the am for 2000 and the balance id for home remolding would loke to pay all them off and remoldel but would need 45000 to do it and 74 month term if could do that would be great
Loan listed 5 days; 19 pct funded. Reason why little funding because application still does not show Employment-Income verified and Credit Review was completed. Review Status does not show Approved for issue when 100 pct funded, or minimum 60 pct partially funded. and the 14 listing days expires. If contacted by a Credit Reviewer and income documents were submitted, you need to FOLLOW-UP. Ask Credit Reviewer why not completed? Why Review Status was not upgraded to Approved? If not contacted by a Credit Reviewer, you need to initiate contact ASAP. The Member Support email-toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support is open Mon - Fri 8AM - 5 PM PT; is closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7. Answering machine and Fax Machine available 24/7. Clock is ticking; time becoming short for loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA Tuesday 08.31.2010	Type your answer here.they are on there way today was contacted last night for what they need and going to fax it today first thing
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2..Are you the sole wage earner? Thanks.	Type your answer here.1st mortgage 865.00 2nd mortgage 157. pnc 325.00 pnc 230.00 will be in loan consolidation pnc125.00 citi 125.00 will be in loan consolidation ax 100.00 will be in loan consolidation electric 125.00 water 55.00 sewarge 55.00 car ins 65.00 phone 145.00 life ins 50.00 food and clothing 600.00 yes sole wage earner work plus rental building and ssi for the kids im single parent
For each line of credit you are consolidating please list: amount owed, interest rate, amount you pay each month.	Type your answer here.9500 on pnc rate at 19% 250 payment 4500 on citi 19% rate 125 payment 4000 ax 17% 125 payment

Member Payment Dependent Notes Series 567435

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
567435	$24,000	$20,825	19.79%	1.00%	September 9, 2010	September 8, 2015	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 567435. Member loan 567435 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,833 / month
Current employer:	RCG Information Technology	Debt-to-income ratio:	17.84%
Length of employment:	3 years	Location:	EULESS, TX

Home town:
Current & past employers:	RCG Information Technology
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/25/10 > I intend on using this loan to pay off 3 or 4 credit card accounts with revolving interest. Once done these accounts will be closed. Borrower added on 08/25/10 > I prefer using this vehicle as it provides a fixed repayment schedule which provides immediate savings. In addition, this option is much more cost efficient as compared to that afforded by monthly revolving credit payment schedule. I am a Business Executive / Professional employed in the Information Technology Sector by a firm that has been in business for 37 years. Like most I have learned to hate Credit Card companies. I have been a customer of credit card companies for many years and been a perfect customer for each. Always on time and never late on my payments to them. Then one day out of the blue I interest rates increase. Driven by the credit card companies mismanagement of their own business. The consumer ends up paying the price. Borrower added on 08/26/10 > As these credit card companies raised their interest rates I made the same mistake many make by getting sucked into the shell game of 0% interest balance transfers. Many of these firms promised APR's of 9.95% to 14% after the expiration of the 0% introductry period. A few months later, a form letter arrived in the mail stating my interest rate was going to be raised 10 points. No justification provided. I contacted a few of these companies to complain. In some cases they appologized and dropped the interest rate a few points and in other cases their response was more or less "tough luck". At that point I made the determination I was not going to do business with a firm that abused its customers. Over the last few weeks I have investigated options to circumvent the pure greed of these companies. I have investigated traditional option like personal loans, etc. I ran across the Pier to Pier lending option and liked the process. I am much more keen to doing business with individual investors who realize investment returns and operate with the same principals as I do.

A credit bureau reported the following information about this borrower member on August 25, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1992	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$58,489.00	Public Records On File:	0
Revolving Line Utilization:	65.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at RCG Information Technology?	Thank you for your inquiry. I am the Director of RCG???s Strategic Services Business Unit. RCG Information Technology provides Information Technology Services to more than 360 clients including 43 of the Fortune 100 and 7 of the Fortune 10 companies. Services provided to these clients include technology specific supplemental staffing, design, application development, technology integration and consulting services. In 2007 I was asked by RCG to create and deploy a specialized business unit that would provide specialized technology support and services to 33 of RCG???s Fortune 100 clients. This specialized support focused on supporting what can be defined as ???Strategic??? or ???Critical??? Technologies currently deployed within a business enterprises. Today, my Strategic Services Unit employs 105 technologists who provide mission critical support to 33 Fortune 100 clients. As Director of the business unit, I maintain 124 direct reports and am responsible for all aspects of the business units operation.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. Current balance is $330,580 financed at 4.75% No home equity owed. I do not believe in funding accessing equity based upon the typical 30 years repayment schedule. 2. Market value of my home based upon recent comp sales in my neighborhood is at around $427,000.
Hi. Lending Club does not share with us what you send to them for loan approval. We only see a credit report. So, could you PLEASE answers these basic financial loan application concerns that enter the minds of many "real people" lenders when Investing $s. If already answered in the manner requested, no need to duplicate, just state "See above". 1) PLEASE detail Balances, monthly payments & APR of debts to be consolidated with this loan. (Ex CC#1 - $5000@24%=$70mo) Add same information about any other debts affecting your DTI that are not being consolidated (Student Loans, Personal Loans, Other credit cards, etc.). 2) PLEASE detail your monthly budgeted expenses (ex: rent/mortgage, insurance, car, utilities, phone, internet, food, childcare, other loans, credit cards, etc.) showing how the Lending Club loan payment fits into your monthly budget. 3) Any pertinent facts that you think important about financial ability to make payments on this loan if funded. (ex. Backup saving, family assistance etc. if you lost your job.) After answered, I can then evaluate my investing $$$s in your loan. I also read all your answers to the other lender questions too. Thank You.	Answer to Question 1 My credit report defines an artificially high revolving credit balance. I travel a great deal internationally and use my personal CC to fund my business travel (I am greedy with my travel points so I avoid using my Corp CC). At any given point in time I might carry as much as 18-20K per month on business travel. All these costs are reimbursed by my employer and balances on this card paid of monthly. My recent trip to Japan for 11 days is an example. Airfare, lodging etc. totaled more than $19K. My true CC debt sits at around $30,000. The majority of this $30,000 CC debt exists as a result of costs realized as a part of my fight to gain custody of my children. Two years ago, the amount held on these cards was at $47,000+. Attorneys @ $250 per hour did the damage. At the time I took this legal action, interest rates on the CC???s that held this debt were at a reasonable 9.9 - 12% APR. I was not comfortable liquidating my savings and exposing my family to any type of emergency. The market conditions that existed at that time made it prohibitive to sell my market investments without taking a beating, so I chose the path of using the CC???s to support the need. As the economy has changed, so did the interest rates CC companies now charge their customers like me. Cards that carried the above mentioned balances now maintain interest rates from 14.9% to as high as 23%. APR increases have been made that are totally unwarranted. I like many have been a loyal customer to these organizations. I paid every month on time. Payments regularly exceeded min payment amounts. With this said, here are the answers to your questions: My intention is to use this consolidation loan is to payoff and close 3 accounts that hold the following balances. CC#1 balance of $14,560, APR of 22.9%, Monthly payment $477 per month CC#2 balance of $4,413, APR of 21.1%, Monthly payment $150 per month. CC#3 balance of $5,112, APR of 18.24%, Monthly payment $138 per month Answer to Question 2A My ???other??? outstanding debt that affects my DTI is as follows: CC referenced above paid monthly used for travel CC ??? Balance 4,419.17 / Mo payment $106.00 Department Store Card - Balance $633.76 / Payment $20.00 Department Store Card - Balance $1,172.05 / Mo payment $20.00 Department Store Card ??? Balance 1,774.00 / Mo payment $63.00 Auto Loan ??? Mo payment $592.00 3 Gasoline Cards paid monthly Answer Question 2B Mortgage plus 2nd used to fund pool, HOA dues - $3,517 Car / Insurance $801 Utilities (Electric, Gas, Water, Phone, Security, etc.) Avg $1,577 Revolving CC Accounts ??? Min Payment $1,121 / Actual Payment Avg $2,600 Department Store Cards ??? Min Payment $40 / Actual Payment Avg $150 Gasoline Cards ??? $650 Grocery - $1,100 (3 boys, 16, 18 and 20 need I say more) College Funding - 529 Plan for Children $1,000 Other - $500 Total Monthly Out $11,895 Total Monthly Income $12,033 LendingClub loan monthly payment would represent a payment less than what is being paid monthly to the defined lenders. The amount falls well within my monthly budget. Answer to Question 3 I am married and my wife???s income is not captured as part of my detail provided to potential investors. My wife is a business owner / partner in an LLC. She and her partner are in currently in the final stages of a Duns & Bradstreet evaluation. Any inquiries against her credit could potentially impact the Duns & Bradstreet rating assigned to her LLC. Net receipts for this LLC totaled more than $1.1 mil in 2009 / Income / draw exceeds $130K per year. Other ??? My monthly income more than adequately supports my financial needs. My desire to borrow money from you the lender is not being driven by desperation, but rather out of business logic. I could continue to pay these CC companies. My issue is with the CC companies. More or less I have personally committed to a boycotting the lenders that arbitrarily chose to increase APR???s of consumers such as my self. As I have said, I have been a loyal customer of these firms. I have paid on time, almost always above monthly minimums. My loyalty has been rewarded by having unwarranted my interest rates on these CC increased. No more. I would much rather take my business to investors like you and I.
Since this is a debt consolidation loan, please describe each debt (balance, amount, and APR) you will (and will not) consolidate with this loan. Thank you.	Thank you for your question. I had provided the answer to a similar question that Lending Tree seems to have difficulty posting, Let me try to answer again. First let me say that my credit report defines an artificially high revolving credit balance. I travel a great deal internationally and use my personal CC to fund my business travel (I am greedy with my travel points so I avoid using my Corp CC). At any given point in time I might carry as much as 18-20K per month on business travel. All these costs are reimbursed by my employer and balances on this card paid of monthly. When my credit report was pulled by Lending Club, my most recent trip to Japan for 11 days must have been captured as the Airfare, lodging etc. totaled more than than $19K was carried on my CC. My true CC debt sits at around $30,000. The remainder of this listed debt was acquired as a part of my fight to gain custody of my children. Attorneys @ $250 per hour did the damage. At the time I took this legal action, interest rates on the CC???s that held this debt were at a reasonable 9.9 - 12% APR. I was not comfortable liquidating my savings and exposing my family to any type of emergency. The market conditions that existed at that time made it prohibitive to sell my market investments without taking a beating, so I chose the path of using the CC???s to support the need. Needless to say the economy has changed and so has the way CC companies manipulate interest rates: My intention is to use this consolidation loan is to payoff and close 3 high interest revolving accounts via the Lending Club loan / fixed term. The balances that will be paid are as follws: CC#1 balance of $14,560, APR of 22.9%, Monthly payment $477 per month CC#2 balance of $4,413, APR of 21.1%, Monthly payment $150 per month. CC#3 balance of $5,112, APR of 18.24%, Monthly payment $138 per month My ???other??? outstanding debt that affects my DTI is as follows: CC referenced above paid monthly used for travel CC ??? Balance 4,419.17 / Mo payment $106.00 Department Store Card - Balance $633.76 / Payment $20.00 Department Store Card - Balance $1,172.05 / Mo payment $20.00 Department Store Card ??? Balance 1,774.00 / Mo payment $63.00 Auto Loan ??? Mo payment $592.00 3 Gasoline Cards paid monthly I will continue forward paying these debts accordingly.
Just a suggestion .... Closing your credit a/c's affects your credit rating. Just get even - use them for emergency and pay them off before they charge you interest.	Thanks for the advice. I will keep a few accounts just not the ones this loan will payoff. I have no intention of continuing to support these firms that gouge the consumer.

Member Payment Dependent Notes Series 567593

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
567593	$20,800	$14,700	19.41%	1.00%	September 10, 2010	September 9, 2015	September 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 567593. Member loan 567593 was requested on August 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,555 / month
Current employer:	State Farm	Debt-to-income ratio:	5.63%
Length of employment:	3 years	Location:	HOMESTEAD, FL

Home town:
Current & past employers:	State Farm
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/26/10 > This loan will be used for Debt Consolidation from credit cards and student loans. I'm a hard worker, reliable, and dependable. Those who choose to invest won't be sorry and will be soundly repaid. I graduated from college five years ago and I'm attempting to make the next step in my life and would like to begin eliminating excess debt. Borrower added on 08/28/10 > In addition to my full time work as an Insurance Adjuster for State Farm I also write for Demand Studios, Inc. Making an additional 500.00 a month.

A credit bureau reported the following information about this borrower member on August 26, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	27
Revolving Credit Balance:	$1,656.00	Public Records On File:	0
Revolving Line Utilization:	66.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job with State Farm?	I'm a Personal Injury Claims Adjuster. I've been working form State Farm since February 2007 (so 3 and 1/2 years) and plan to continue working for them as they are a great company.
Position (Job/What you do) for State Farm Ins Co AND In YEARS, how long do you intend to service (keep active) this loan before payoff? Lender 505570 USMC-RETIRED Thursday 08.26.2010	I'm a Personal Injury Claims Adjuster. I've been working form State Farm since February 2007 (so 3 and 1/2 years) and plan to continue working for them as they are a great company. I plan to pay this loan off in three years.
Thanks for reply. Transunion Credit Report shows $1,656 Revolving Credit Balance total debts. (67 pct usage) Loan is for $20,000. What other SPECIFIC debts will this loan consolidate into ONE monthly payment? Lender 505570 USMC-RETIRED Friday 08.27.2010	Just under 10K in student loan debt still remaining. Baptist Hospital Bill of Homestead for over 4K.
How long have you been living and working in Florida?	Yes I'm Florida and have worked in South Florida for Over 5 years.
What are the interest rates on your debts, e.g. student loans?	Yes 2 years ago, my youngest sister stole my identitiy and opened up 2 accounts in my name. That delinquent account is not of my own making. Unfortunately the only way I could get it removed from my credit report is by filing charges against my sister and despite her actions I just couldn't bear to tell our mother I'd called the police on my sister.
Your credit history indicates a delinquency 27 months ago, could you please explain this. Thanks.	Hello All: Student Loan Interest Rate is 2.470 Credit Card APR is 15.40
wow what a bratty sister! but what i was asking, what are the interest rates?	Hi: Interest Rates: 15.40 Credit Card 2.40 Student Loan
Can you tell us the interest rate you are currently paying on your student loan?	Hello All: Student Loan Interest Rate is 2.470 Credit Card APR is 15.40
Hi Couple of questions :1.) What steps have you taken to ensure that you dont have to go through deliquences/ situations again - have you notified the Credit Bureaus ? 2.) Please list all your expenses, net househld income and any other debts not listed above ? 3.) Your paying 2.4% on student loan why do you plan to pay it off with this higher interest loan ? 4.) If you plan to pay this loan off in 3 years why are you asking for a 5 year loan ?	1. Yes I absolutely notified all the Credit Bureaus three years ago when this happened. 2. 2700 net income a month, 800/month on rent, 300 on groceries, gas/tolls 180/month, phone 90/phone, personal care 160/month, car payment to dealer 279/month 3. I'd honestly like the peace of mind of having one payer. 4. I plan to pay the loan off in 3 years but I asked for a 5 year loan to safegaurd against any unforseen circumstances. No, I have no reason to believe I won't be able to pay in about 3 years and I've had steady employment since I graduated from college, so I'm not worried about losing a job but I'm just being cautios.
Loan currently 55 pct funded; 2-days listing time remains. Loans exceeding 60 pct funded are elegible for partial issue when 14-days listing time expires. Question: If loan does not 100 pct fund, will you accept 60 pct, or higher, partially funded loan? Lender 505570 USMC-RETIRED TUESDAY 09.07.2010	Yes.

Member Payment Dependent Notes Series 567699

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
567699	$25,000	$25,000	10.38%	1.00%	September 8, 2010	September 2, 2013	September 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 567699. Member loan 567699 was requested on August 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	tilcon	Debt-to-income ratio:	3.78%
Length of employment:	9 years	Location:	wharton, NJ

Home town:
Current & past employers:	tilcon
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/22/10 > money is going to be used to buy investment property Borrower added on 08/25/10 > i have been at the same job for 9 years so it is pretty stable work

A credit bureau reported the following information about this borrower member on August 19, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,292.00	Public Records On File:	0
Revolving Line Utilization:	17.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is tilcon and what do you do there?	tilcon is a rock quarry in new jersey i am a licensed crane operator and make 75000 a year
What exactly is this loan for? Please elaborate.	i am buying a rental property for 25000 in western pa it is currently being rented for 800 a month
Please itemize the monthly expenses for the rental. Thank you in advance.	tenents pay all utilities so i have no monthly expenses except homeowners insurance and that is 400 a year.
How much are the taxes on the rental property? How much have you budgeted for required maintenance/repairs and vacancies? How much are you paying for property management? Do you have a lease with the existing tenant that will be in effect after closing?	i have family that takes care of my other property and they would be doing so for this one as well, taxes on this prop are only 400 a year and the only reason i am getting these properties so cheap is that an old man owns them and just wants to get rid of them. and the leases would carry over to me
What are your other $ monthly costs (mortgage, car, utilities, any CC debt/loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Can you cover the cost of this loan if there was a problem with the rental income? Thanks for your answer to these Qs	yes i can cover the cost of the loan i dont have a mortgage and i pay 300 rent i own other properties but with the closing costs the bank wants to charge me it is easier to go this way then to wait for a bank.

Member Payment Dependent Notes Series 568070

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568070	$18,000	$18,000	13.61%	1.00%	September 8, 2010	September 9, 2015	September 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568070. Member loan 568070 was requested on August 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,833 / month
Current employer:	Fairwinds International	Debt-to-income ratio:	12.06%
Length of employment:	8 years	Location:	HOUSTON, TX

Home town:
Current & past employers:	Fairwinds International
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1980	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	30	Months Since Last Delinquency:	6
Revolving Credit Balance:	$140.00	Public Records On File:	0
Revolving Line Utilization:	0.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Fairwinds International and what do you do there?	Fairwinds international is and engineering construction firm dealing with the oil and gas industry. (more details can be found on the web page - http://www.fairwindsintl.com) I an a senior project manager working on subsea oil and gas applications. Presently I am working with a Shell team on a new 150 mile pipeline in the Gulf of Mexico.
Transunion Credit Report shows 1 creditor payment delinquencies within 24-months; the most recent 06 months ago. Explanation is? FYI: Lending Club provides lenders highly condensed borrower Transunion Credit Report that shows total Delinquent Payments but not the name of credit grantee who reported the delinquencies. Visit the www.annualcreditreport.com website. You can obtain FREE copies of your complete Equifax, Experian, Transunion Credit Reports yearly. NO CC required, NO sign-ups; NO extra-costs. After obtaining, and reviewing, your Transunion Credit Report details, then answer this email. Lender 505570 USMC-RETIRED Virginia Bch, VA Thursday 08.25.2010	I am not aware of this delinquent issue. I have maintained above 750 credit rating for many years now. I have been very focused on not missing any payments. I did move from New Orleans to Houston one year ago. During this period, I had many mail delivery issues that may have resulted in the delayed receipt of some creditor bills or information. I will pull the credit reports and review the data to determine the exact concern you have brought up. Once I determine the creditor and date, i will be able to respond more specifically. I am however sure the entry was either erroneous or was a result of the recent move. Best Regards
I am interested to help fund your $18,000 loan. My questions are: [1} Anser earlier email Subject: 1 Creditor payment delinquency 6-months ago? [2] Transunion Credit Report shows the $140 Revolvig Credit Balance debts. $18,000 is the extra cash that you will receive (less origination fee) that is consolidating, or is refinancing, what SPECIFIC debts that are not included in Transunion Credit Report total debts? [3] Briefly, why should lenders commit their limited $ to fund your loan? [4] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate in Y-E-A-R-S- answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for FOUR answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Thursday 08.25.2010	Please note that a response to your (item 1) was posted earlier. as for (item 2), I will again look at the credit report to determine what exactly this revolving credit is. The only automatic monthly payment that is drawn out monthly is my car insurance which is around $140. My present debt constitutes a home mortgage, two car loans and a balance on american express. I do not carry any credit cards other than the american express and my debit card. I am working on organizing my finances and setting a goal to eliminate the rest of my debts. The loan will close one debt and reduce the enormous fees they charge monthly. (item 3 and 4), I am a very responsible hard working person. The loan will provide the investor with a good return on their money. My timely monthly repayment (or early payment) will insure that. I would like to set a goal to pay off this loan in three or less years. I hope this provides some clarification. Best regards
In YEARS, how long do you intend to service (keep active) this loan before final payoff?	As mentioned in an earlier response, I would like to set a goal for repayment in three or less years.

Member Payment Dependent Notes Series 568340

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568340	$15,000	$15,000	11.86%	1.00%	September 8, 2010	September 9, 2015	September 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568340. Member loan 568340 was requested on August 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$13,667 / month
Current employer:	MTV Networks	Debt-to-income ratio:	5.75%
Length of employment:	10+ years	Location:	New York, NY

Home town:
Current & past employers:	MTV Networks
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/26/10 > I pay my bills and have a solid job. Helping out my family. I appreciate your consideration. Thanks! Borrower added on 08/27/10 > Paying down the 33k revolving debt to increase my monthly allowance to my elderly parents for food and medicine. Grown in my company over the last 12 years. Pay increase and bonus in January. RSU stocks reach maturity in July. Borrower added on 09/01/10 > A few of lenders have asked me to verify my income. I am willing and have tried. Please read the response from LendingClub below. Your support is much appreciated. Best regards, Matt Dear Matthew, Thank you for your email. The Lending Club credit review team will contact you directly to provide income documentation when they have reviewed your loan listing. Please feel free to contact us if you have any other questions or concerns. Regards, Lending Club Member Support For immediate answers to our most frequently asked questions, please visit our FAQs page at https://www.lendingclub.com/info/faq.action. If you need assistance with your Lending Club account, please contact us at support@lendingclub.com. Our support offices are open Monday through Friday from 8 AM to 5 PM Pacific Time. Notes offered by prospectus filed with the SEC: https://www.lendingclub.com/info/prospectus.action. On 2010-08-31, 16:30, Matt wrote: > Would it be better for me to verify my income? A few people have asked. Please > advise. Thanks, Matt > Member_731154

A credit bureau reported the following information about this borrower member on August 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,109.00	Public Records On File:	0
Revolving Line Utilization:	82.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
please answer to the extent you are willing and able: 1. did you accumulate $33k in revolving debt? 2. what are you helping your family with?	I did. Partly due to some bad decisions my parents have mad over the years... unknowingly, they stopped paying for home insurance right before a barn fire, was the big one. They are both 85 and not doing great. This loan will pay down the 33 to free me up to raise their b-weekly allowance to pay for food and medicine and my remaining debt. I have a 30k bonus and pay increase coming in January and additional 17k in RSU stock reaching maturity in July. Please let me know anything else you're curious about. Thanks, Matt
In YEARS, how long do you intend to service (keep active) this loan before payoff?	I plan to payoff this loan last. All credit cards and parent's bills first. Don't expect to keep this loan the entire term, but for at least a couple years, if not more.
I've seen few borrowers with over $30,000 of revolving debt. You seem to be a very high risk to me. I can't lend to you unless you contact Lending Club and request that your income be verified. This will give some of us a bit more peace of mind concerning your massive debt balance.	Looked into it. Under their guidelines, will certainly do if Lending Club deems necessary. Appreciate your time.
what is your title at MTV and what do you do there? did you contact lendingclub about verification? i have seen many borrowers with 30k+ revolving debt so that isn't that much but can be tough to fund without verification (some people apply for loans in the month or two after separation form a company)	Hi - Certainly employed solidly in the company. A few people have asked about my title, answering threatens my anonymity since I included my first name at one point. Simply, I run a department. Below is Lending Club's answer to being verified. Thanks! Do I need to verify my income? Unless the Lending Club credit team has contacted you directly to request additional documentation to verify your income, you do not need to submit any other information.

Member Payment Dependent Notes Series 568725

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568725	$20,000	$20,000	16.45%	1.00%	September 10, 2010	September 10, 2015	September 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568725. Member loan 568725 was requested on August 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Dannible & McKee, LLP	Debt-to-income ratio:	21.72%
Length of employment:	2 years	Location:	Canastota, NY

Home town:
Current & past employers:	Dannible & McKee, LLP
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,496.00	Public Records On File:	0
Revolving Line Utilization:	59.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Mortgage Loan - $80,300 Current Market Value - $83,000 Bought our home in December of 2009.
WHAT IS EMPLOYER DANNIBLE AND MCLEE LLP? A-N-D YOUR POSITION (JOB/WHAT YOU DO) FOR EMPLOYER? A-N-D IN Y-E-A-R-S, HOW LONG DO YOU INTED TO SERVICE THIS LOAN (KEEP IT ACTIVE) BEFORE PAYOFF? LENDER 505570 USMC-RETIRED FRIDAY 08.27.2010	Dannible and McKee, LLP is a regional accounting firm and I'm a senior accountant. I plan to service the loan for 5 years.
Me again. Last question is: Briefly describe intended primary home improvements $20,000 loan will provide? Thanks. Lender 505570 USMC-RETIRED Friday 08.27.2010	We plan to add two more bedrooms as well as modernize our kitchen and bathroom.
- What is your monthly budget? - How much do you save each month? - Are you the sole wage earner in your household? If not, how much income does your spouse contribute? - How much value will the changes add to your house?	Monthly Budget - Income After Taxes (Myself) - $3,500 Income After Taxes (Spouse) - $2,250 Estimated Expenses - 4,000 Savings - $800 I estimate the value of the house to go up at least $30,000. Right now there is only one bedroom downstairs and two small ones upstairs with the older style low ceilings.
Loan listed 5 days; 15 pct funded. Reason why little funding because application still does not show Employment-Income verified and Credit Review was completed. Review Status does not show Approved for issue when 100 pct funded, or minimum 60 pct partially funded. and the 14 listing days expires. If contacted by a Credit Reviewer and income documents were submitted, you need to FOLLOW-UP. Ask Credit Reviewer why not completed? Why Review Status was not upgraded to Approved? If not contacted by a Credit Reviewer, you need to initiate contact ASAP. The Member Support email-toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support is open Mon - Fri 8AM - 5 PM PT; is closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7. Answering machine and Fax Machine available 24/7. Clock is ticking; time becoming short for loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA Tuesday 08.31.2010	I was contact by credit reviewer late last night. I sent in the documents early this morning. I spoke with a credit reviewer and was told I should have an answer by the end of the day if all of the documents are acceptable.

Member Payment Dependent Notes Series 569389

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569389	$4,000	$4,000	16.32%	1.00%	September 10, 2010	September 21, 2013	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569389. Member loan 569389 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	pointe Hilton	Debt-to-income ratio:	12.13%
Length of employment:	4 years	Location:	phoenix, AZ

Home town:
Current & past employers:	pointe Hilton
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 23, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,054.00	Public Records On File:	0
Revolving Line Utilization:	17.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 569448

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569448	$12,000	$12,000	13.61%	1.00%	September 8, 2010	September 11, 2015	September 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569448. Member loan 569448 was requested on August 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,667 / month
Current employer:	COUGHLIN AUTO	Debt-to-income ratio:	24.51%
Length of employment:	10+ years	Location:	NEWARK, OH

Home town:
Current & past employers:	COUGHLIN AUTO
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/28/10 > WITH THIS MONEY AND THE MONEY I HAVE IN MY ACCOUNT I CAN PAY OFF MY HIGHER RATE CREDIT CARD AND GET OUT OFF DEBT SOONER Borrower added on 08/30/10 > I HAVE HAD MY UPS AND DOWNS IN THE PAST AS MOST PEOPLE HAVE. I AM NOW MORE FINANCIALLY SECURE THAN I HAVE EVER BEEN AND ONLY GETTING STRONGER. I HAVE LEARNED MY LESSONS IN PERSONAL FINANCE. MY MONTHLY OUT GOING IS RIGHT ABOUT 35% SO MAKING THIS PAYMENT WILL BE PERFECT FOR MY BUDGET. I ALSO HAVE A SPOUSE THAT WORKS IN A FULL TIME PROFESSIONAL POSITION BRINGING HOME $3000.00 A MONTH AS WELL. MY CAREER JUST KEEPS GETTING BETTER ALSO I HAVE BEEN IN MY POSITION FOR 15YRS WITH THE SAME COMPANY AND IT LOOKS LIKE I AM ONE OF THE NEXT GUYS TO MOVE UP. AND THAT ONLY MEANS MORE INCOME POTENTIAL. MY GOAL IS TO RETIRE FROM THIS SAME COMPANY SOME DAY.I ASLO HAVE A GOOD 401K PLAN AND I HAVE A FEW STOCK INVESTMENTS ALSO. BUT RATHER DO IT THIS WAY TO SAVE ON ANY PENALTIES AND FUTURE EARNINGS FROM THOSE PLANS. Borrower added on 08/31/10 > AS OF 08/31/2010 I HAVE FAXED OVER ALL PROOF OF INCOME TO THE REVIEW DEPT OF LENDING CLUB Borrower added on 09/01/10 > TO ALL INVESTORS FOR ME TO BE IN THE TYPE OF WORK THAT I AM IN. AND TO HAVE BEEN THROUGH ALL THE UPS AND DOWNS THAT THE AUTO INDUSTRY HAS BEEN THROUGH AND I AM STILL MAKING GOOD MONEY AND STILL WORKING FOR THE SAME COMPANY FOR 15 YRS AND HAVE HAD A CLEAN REPORT FOR MANY YEARS. THE TRACK RECORD IS PROOF THAT MY LOAN REQUEST IS A GREAT INVESTMENT FOR ALL OF YOU. A CREDIT SCORE DOES NOT SHOW ALL AND DOESN'T SHOW WHAT KIND OF PERSON SOMEONE IS. WE ALL KEEP PUMPING MONEY INTO THE DOW JONES AND WE ALL KNOW HOW THAT TREATS US. WHY NOT INVEST YOUR MONEY IN A REAL PERSON THATS HARD WORKING AND HAS A 300% BETTER RECORD THEN THE DOW JONES.

A credit bureau reported the following information about this borrower member on August 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,999.00	Public Records On File:	1
Revolving Line Utilization:	22.10%	Months Since Last Record:	96
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here.mortgage balance $182000.00 value $217700.00
What do you do at COUGHLIN AUTO?	Type your answer here.I AM THE SENIOR FINANCE MGR
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Type your answer here.CITI BANK CREDIT CARD, BALANCE OF $21,000.00 APR OF 19.99% I AM TAKING $9000.00 OF MY OWN MONEY WITH THIS NEW LOAN TO PAY IT OFF AND THEN I WILL HAVE NO MORE REVOLVING CREDIT.
Most Transunion Credit Report Public Records remain 7-years (84-months) before negative items automatically removed. Civil actions, collection accounts, payment delinquencies, property foreclosures, Chapter 13 Wage-earner Plan Bankruptcies retention start date their filings. Delinquent income tax liens retention start date liens paid. Chapter 7, Chapter 11, Asset Liquidation Bankruptcies retention start date their filings; remain 10-years (120-months) before negative items automatically removed. Your Transunion Credit Report shows 1 Public Record filed 96 months ago. Chapter 7, or Chapter 11, Asset Lquidation Bankruptcy filing reason? Lender 505570 USMC-RETIRED Saturday 08.28.2010	Type your answer here.went through hard seperation with ex fiance we both owned the property we lived in and when she left it was just like a divorce she took me to court and i had to refinance the home and give her half the equity and also had to give her half the equity in our cars we owned at the time plus two years worth of tax returns. that put me way over what i could afford so i was kinda forced to do the chapter 7 just to survive.
My questions: {1} Answer my earlier email Subject: Bankruptcy Filed 96-months ago? {2} All Lending Club loans offer NO loan prepayment $ penalties. You selected the 5-year term repayment. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before payoff? Thanks. Lender 505570 USMC-RETIRED Saturday 08.28.2010	Type your answer here.my game plan is to have this pd in full within 3 years
What is your public record on file?	Type your answer here.i had a chapter 7 bk about 8 years ago

Member Payment Dependent Notes Series 569847

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569847	$21,000	$21,000	15.95%	1.00%	September 10, 2010	September 8, 2015	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569847. Member loan 569847 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,500 / month
Current employer:	Maricopa County	Debt-to-income ratio:	14.73%
Length of employment:	10+ years	Location:	Surprise, AZ

Home town:
Current & past employers:	Maricopa County
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/27/10 > personal information: Income: approx. annual $118,000.00 Employer: government Position: deputy director, Facilities Management Dept. Tenure: 19 years Long Term Goal: Recession-proof Debt Free Planning LendingClub fund use: Pay off outstanding deferred compensation loan balance of $14,000 New deferred compensation loan: $40,000 Approx. LendingClub loan term: 1-2 years Long term plan: leverage deferred compensation funds to become debt free w/ cash reserve

A credit bureau reported the following information about this borrower member on August 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,895.00	Public Records On File:	0
Revolving Line Utilization:	64.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you mind giving us a brief description of your duties, and how long you've worked in your chosen field? Just trying to get an idea of what a county government deputy director does in the Facility Management field.	The Facilities Management Dept. is charged with the responsibility of planning, designing, constructing, operation and maintenance of county-owned properties. The county's portfolio consists of 168 facilities distributed over an area just under 10,000 square miles. My responsibilities are many and varied and involve the accomplishment of each division's mission. This ranges from county-wide master planning efforts, RealEstate recommendations for the purchase of facilities, construction project oversight, budget and asset control, CIP development and budgeting, specifying building equipment/systems, policies & procedures, etc...... The department employs 210 people with an annual budget in excess of $37,000,000. My tenure with the county as a mid-level manager is approximately 15 years and my current position almost 3 years.
Why apply for a $21k loan to pay off a $14k loan balance? Also, why did you select 5 years if you plan on paying off in 1-2 years. Even with buffer, the 3 year term should be sufficient.	If I understand the loan process correctly, and I may be mistaken: "Subject to your right to cancel, any unsecured loan will issue if it is at least 60% funded by the end of the listing period". Should I have applied for a $14K loan and it only funded at the 60% level we would have been short 4K-5K with interest accruing on the money. I presume that we could have applied for another loan, but what's the point? Smart investors like yourself, recognize a high risk investment so why consider funding another loan for the same borrower? So we applied for the next highest loan which happened to be 21K (not our choice). However, if funded at the minimum 60% level it will give us sufficient funding to pay off our deferred compensation loan balance free and clear. If it does not fund at 60% everyone walks away. The loan could be returned within 10 business days if we choose or paid over time. We just felt it would be more palatable to pay over time and increase our chances of securing the loan by increasing investors' profit margin. Personally, I would feel a little uneasy financing a stranger for a full 5 years at this interest rate. Hope this answers your questions. All the best,

Member Payment Dependent Notes Series 569883

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569883	$8,000	$8,000	11.86%	1.00%	September 8, 2010	September 13, 2015	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569883. Member loan 569883 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Willamette Spine Center	Debt-to-income ratio:	7.01%
Length of employment:	< 1 year	Location:	Keizer, OR

Home town:
Current & past employers:	Willamette Spine Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/31/10 > Hello, thank you for viewing my loan request. This loan will pay off a few credit cards and combine them into one monthly payment. My husband and I keep a close eye on our finances and our monthly budget. This loan will be no problem for us to handle as it will actually lower our payments. We will most likely pay this loan off early. Please note that I did not include my husband's income on my application. He makes $45,000 a year. Also, our montlhy expenses no longer include a car payment of any kind as we recently paid off both of our car loans. Thank you very much for viewing and investing in my loan request.

A credit bureau reported the following information about this borrower member on August 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	49
Revolving Credit Balance:	$5,703.00	Public Records On File:	0
Revolving Line Utilization:	31.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	This loan will be used to pay off my credit card with a balance right around $5500 and my husband's card with a balance just over $2000. The interest rates on both are about 18%. Not only will this lower the interest a little, it will give a clear picture as to when everything will be paid off. We also have student loans, but this loan is only for our credit cards. We would rather have installment debt than debt on credit cards. Thanks for the question.
Can you please explain the delinquency from 49 months ago on your credit history?	Its hard to remember as it was over 4 years ago. Most likely it was a missed credit card payment during college or while I was moving and changing addresses. However, I now know how important it is to keep a high credit score and my husband will never let a payment slip. Thank you for your question.

Member Payment Dependent Notes Series 570293

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570293	$15,000	$15,000	11.12%	1.00%	September 14, 2010	September 7, 2015	September 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570293. Member loan 570293 was requested on August 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	United Medical Response	Debt-to-income ratio:	6.08%
Length of employment:	1 year	Location:	Woodstock, GA

Home town:
Current & past employers:	United Medical Response
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,263.00	Public Records On File:	0
Revolving Line Utilization:	36.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is United Medical Response and what do you do there?	It is a non-emergency ambulance service and I am one of the partners.
please answer the following questions to the extent you are willing and able to do so: 1. what is the balance, interest rate, and monthly payment for EACH of your debts? Are these credit cards, something else, or a combination? 2. how much is your monthly mortgage payment? 3. how much is your monthly car payment? 4. do you or your children (if you have kids) have any tuition expenses? if so, how much? 5. do you have any outstanding legal or medical bills?	1) ~6000.00 @ 28.99% 160/mo; ~3000.00 @ 28.99% 135/mo; ~1000.00 @ 27.99% 50/mo all credit cards 2500- retainer for current legal services + hourly rate. 2)Mortgage- 1025 each month 3) No car payment 4) No tuition expenses 5) No outstanding medical/legal bills. My reason for the loan is not because I can't make the minimum payment, its so that there is progress to pay down instead of paying all interest every month and to be able to just pay one loan vs. 3+
it seems you need $10k to consolidate credit cards. why is your request for $15k? from what i can see, you need somewhere between $9k and $10k to pay off credit cards. *from you: 1) ~6000.00 @ 28.99% 160/mo; ~3000.00 @ 28.99% 135/mo; ~1000.00 @ 27.99% *from Transunion: $9263 Is the additional money for expected future legal services? Is that what you were saying about $2500 legal retainer plus hourly rate?	Yes that is correct.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. 138,999.28 and 2. according to Zillow its 145,000
Could you please expound on your legal services needs. I am not trying to pry, just trying to evaluate if you are a risk for repayment. Thank you.	The legal stuff has to do with trying to get child support payments. The min, payment for this loan is only a little more than my current total credit card min. payments. I do not have a problem paying the min now, I just cant make a big enough payment to make a dent in the debt and the interest payments are almost 3 times what this loan is. Repayment of this loan is not an issue. I have never been 30 days or more late on any payment.

Member Payment Dependent Notes Series 570336

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570336	$25,000	$25,000	13.98%	1.00%	September 10, 2010	September 10, 2015	September 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570336. Member loan 570336 was requested on August 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,833 / month
Current employer:	n/a	Debt-to-income ratio:	8.65%
Length of employment:	9 years	Location:	Mukwonago, WI

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,571.00	Public Records On File:	0
Revolving Line Utilization:	79.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Borrower Profile shows Length of Employment 9-years, but Employer shows "N/A"?	Am a partner at Seymour, Kremer, Koch & Lochowicz in Elkhorn, Wisconsin where I have been employed for the past 9 years
Current employer?	Seymour, Kremer, Koch & Lochowicz LLP a general practice law firm.
Please describe your employment situation. Thank you.	Currently a partner at Seymour, Kremer, Koch & Lochowicz LLP in Elkhorn Wisconsin. We are a general practice law firm that has been in business for over 50 years.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Total mortgages approximately $380,000. Home Value approximately $425,000.
Borrower Profile did not identify employer; thanks for SKKL Law Firm reply. I am very interested to help fund your $25,000 loan. My questions are: [1} Transunion Credit Report shows the $40,571 Revolving Credit Balance. (79 pct available credit usage.) Is any Home Equity Line of Credit? (HELOC) If yes, what is $ amount a-n-d APR pct? A-N-D How much $ are you now paying per month on your total credit card/other debts? [2] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate in YEARS answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for TWO answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Friday 08.27.2010	No there is no HELOC. Required monthly payments towards debts would be approximately $4700. Intend on paying the loan off within 2-3 years.
Loan currently 36 pct funded; 2-days listing time remains. Loans exceeding 60 pct funded are elegible for partial issue when 14-days listing time expires. Funding alwasy s-l-o-w involving long 3-day holiday weekends. Good news is loans always attract more lenders, and their committed $, the closer to 14-days listing expiration. Question: If loan does not 100 pct fund, will you accept 60 pct, or higher, partially funded loan? Lender 505570 USMC-RETIRED TUESDAY 09.07.2010	Would accept 60 pxt or higher funded loan

Member Payment Dependent Notes Series 570462

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570462	$20,000	$20,000	14.84%	1.00%	September 9, 2010	September 8, 2013	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570462. Member loan 570462 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Chase Bank	Debt-to-income ratio:	6.15%
Length of employment:	1 year	Location:	RIDGEFIELD, NJ

Home town:
Current & past employers:	Chase Bank
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,748.00	Public Records On File:	0
Revolving Line Utilization:	59.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 570657

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570657	$18,000	$11,675	18.30%	1.00%	September 10, 2010	September 9, 2015	September 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570657. Member loan 570657 was requested on August 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	ADP Dealer Services	Debt-to-income ratio:	17.10%
Length of employment:	10+ years	Location:	MORO, OR

Home town:
Current & past employers:	ADP Dealer Services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 26, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	28	Months Since Last Delinquency:	8
Revolving Credit Balance:	$14,352.00	Public Records On File:	0
Revolving Line Utilization:	53.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is ADP Dealer Services and what do you do there?	Advanced Hardware Support. I work directly with our onsite repair engineers.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I only have a 1st mortgage. There is no HELOC.The balance is 125k. The value is 146k.
Transunion Credit Report shows 1 creditor payment delinquencies within 24-months; the most recent 08 months ago. Explanation is? FYI: Lending Club provides lenders highly condensed borrower Transunion Credit Report that shows total Delinquent Payments but not the name of credit grantee who reported the delinquencies. Visit the www.annualcreditreport.com website. You can obtain FREE copies of your complete Equifax, Experian, Transunion Credit Reports yearly. NO CC required, NO sign-ups; NO extra-costs. After obtaining, and reviewing, your Transunion Credit Report details, then answer this email. Lender 505570 USMC-RETIRED Virginia Bch, VA Thursday 08.25.2010	Yes, there is one late that I need to protest. The payment about changed by $4.16 and I didn't realize it so on the second month they charged a late payment sine I was short by that amount.
I am interested to help fund your $18,000 loan. My questions are: [1} Brief description your employer ADP Dealer Services? A-N-D How long have you worked there? A-N-D What is your current position? (Job/What you do.) [2] Transunion Credit Report shows the $14,352 Revolving Credit Balance. (53 pct usage.) Is any Home Equity Line of Credit? (HELOC) If yes, what is $ amount a-n-d APR pct? A-N-D How much $ are you now paying per month on your total credit card/other debts? [3] Briefly, why should lenders commit their limited $ to fund your loan? [4] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate in Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for FOUR answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Thursday 08.25.2010	1.) ADP Dealer Services provides hardware, software, networking, and phone systems for auto dealers all over the world. I have worked thre for 17 1/2 years now. I am in Advanced Hardware Tech Support providing support to our engineers in the field. I am also a County Commissioner which is a 1/2 time position. 2.) I do not have a HELOC, just a 1st mortgage. The revolving credit balance is mostly credit card used to finish a home remodel. Current monthly credit card is $525.00, house (insurance/tax) $878, Cars $575, my sons student loans $215. 3.)I have a long and stable work history and good payment record. An excellent income. I am not having issues with maling my monthly payments at all, I am simply trying to put all my debt into one loan at lower than credit card interest so it can be paid off in a fixed amount of time. 4.) This is set as a 5 year loan. I intend to pay it off at 4 years.
- What is your monthly budget? - How much do you save each month? - What are the balances / APRs on your debts and how much do you pay each month? - Do you have a plan for reducing your dependence on debt in the future? If so, what is it? Please be specific. - Are you the sole wage earner in your household? If not, how much income does your spouse contribute?	I may have answered your questions for the most part on my last answer. The current rates I'm paying vary form 22% to 29%, thus the need to put them all in a single acount to be able to pay the debt off in a set amount of time. Please let me know if you need more detail.
are you the sole wage earner in your household? If not, how much does your spouse contribute?	I am the sole wage earner for the household.
- What is your monthly budget? - How much do you save each month? - What are the balances / APRs on your debts and how much do you pay each month? - Do you have a plan for reducing your dependence on debt in the future? If so, what is it? Please be specific.	House (w/ insurance and taxes) $878.00 (apr 5.25%) Credit cards/revolving accounts $14,000 Payments are $550.00 (apr's between 22% and 29%) Car payments $575.00 (apr's 10%) Son's student loans $215.00 My goal is to put my credit cards/revolving accounts in a single loan with a fixed APR so that I can pay it off faster. Most of my debt is for finishing from a home remodel. I did refinance for a good rate and have about 25k equity, but not enough to pay off the cards. I am hiving no difficulty making payments, but it would be far better to have a single debt to pay off faster. As for saving, I've been putting most of what I would save towards debit to try and bring it down, saving $200.00 or so a month. Please let me know if that answers your questions correctly.
Hi! I'd like to fund your loan, but first please provide your income verification documents (pay stub, etc.) to Lending Club (support@lendingclub.com). Also, please explain your delinquency. Thanks!	I am out of town until Friday of this week. I will be back home where my pay stubs are and will be glad to send the documents then. Sorry for any delay this caused.
Unless Lending Club requests the income verification, they ignore unsolicited attempts to verify income	I understand. I did send in my income verificatio to Lending Club after they requested it from me. They accepted it and approved the loan. Thank you for the note.
Please pay your loan off faithfully. My small part of this loan is precious to me and represents my college hopes for my two small children. Thank you.	I will. You can see from my credit report that I have not defaulted on anything and I take this very seriously. I read up on this process before applying and it does look like a unique and steady way to invest.
I would love to help fund your loan. First please contact Lending Club (support@lendingclub.com) to submit your proof of income. Thanks!	I did submit proof of income yesterday to the credit department and they accepted then approved the loan. They told me they did not need further income verification. Is there something missing?
Me again; Been following your loan's progress. Loan currently 58 pct funded; 2 days listing time remains. Loans 60 pct or more funded are eligible for partial issue. If loan does not 100 pct fund when 14-days listing time expires, will you accept partially funded loan? I have not yet committed $ to help fund your loan pending receiving your answer. Lender 505570 USMC-RETIRED MONDAY 9.06.2010	Yes, I will accept partial issue. The amount at 60% will help consolidate my highest interest debt (credit cards) and save a sigmifcant sum every month as well as providing a fixed term. A very helpful tool when planning to become debt free.
R U A 1 OR 2 INCOME FAMILY. IF LOAN DOESNT FULLY FUND WILL U ACCEPT THE PROCEEDS	I am a one income household. Yes I will accept a lesser amount, but since the loan is already funded beyond 60% of the request then it automatically funds.

Member Payment Dependent Notes Series 570660

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570660	$7,000	$7,000	11.86%	1.00%	September 13, 2010	September 8, 2013	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570660. Member loan 570660 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,383 / month
Current employer:	usps	Debt-to-income ratio:	15.47%
Length of employment:	10+ years	Location:	bronx, NY

Home town:
Current & past employers:	usps
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	64
Revolving Credit Balance:	$580.00	Public Records On File:	0
Revolving Line Utilization:	29.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job with usps?	field auditor/supervisor of operations for usps
How long have you worked for USPS? A-N-D In YEARS, how long do you intend to service (keep active) this loan before payoff? Lender 505570 USMC-RETIRED Wednesday 08.25.2010	24 yrs and 5 mos. and 6 yrs until retirement to meet the federal requirement
Hello - Lenders like me often pass by the loan requests that do not provide "your story". Peer-to-peer lending works, in part, because it is one person helping another person, but without a story you don't have a personality. There was nothing in your application that drew me in to loan you money. You might want to add a description - tell us why you need a loan and about your plan for repayment.	family move back -6 people unexpectedly incurring one major expense o/s

Member Payment Dependent Notes Series 570738

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570738	$12,000	$12,000	16.45%	1.00%	September 8, 2010	September 8, 2015	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570738. Member loan 570738 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	The Accessory corp	Debt-to-income ratio:	20.06%
Length of employment:	2 years	Location:	BRONX, NY

Home town:
Current & past employers:	The Accessory corp
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/25/10 > This loan will be used to pay off my credit card bills. I want to consolidate my debt to 1 monthly payment so I can pay off my debt faster.

A credit bureau reported the following information about this borrower member on August 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,789.00	Public Records On File:	0
Revolving Line Utilization:	94.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Hi, My debt is as follows: 1. Bank of America Credit Card- $7,028.96 (APR 10.24%) 2. Bank of America Car Loan- $2,959.70 (APR 10.29%) 3. American Express Credit Card- $1516.73 (APR 15.24%) 4. Victoria Secrets Credit Card- $500.16 (APR 24.99%) 5. Bloomingdales Credit Card- $1832.81 (APR 24.50%) Total Outstanding Debt- $13,838.36 This Loan will be used to pay off: 50% of my BOA cc- $3,514 and my remaining outstanding debt. By paying off my car loan it eliminates my monthly payment of $292.01. Therefore, I will have 1 monthly payment to lending club and 1 reasonable credit card bill for my remaining BOA cc balance. This is a great way for me to consolidate my debt.
What is The Accessory corp and what do you do there?	The Accessory Corp is a hanger manufacturing company. We supply hangers to Walmart, JCPenny, Emotions, BCBG, Unicor, Adjmi Apparel, etc. I am the Executive Assistant/Personal Assistant to the President. I coordinate/manage his personal needs such as bill payments, medical, property correspondence/management, vacations and bank accounts, prepare presentation materials, proposals, marketing brochures and expense reports. I also supervise and purchase general office supplies/equipment, draft correspondences letters, memos and ship packages International and Domestic
- are you the sole wage earner in your household? If not, how much does your spouse contribute? - do you have a plan for reducing your debt dependence in the future? Please be specific.	Hi, I am currently independent. Therefore, there isn't a spouse or person that contributes to my household financially. My plan for reducing my debt is as follows: 1. Use the loan from lending club to pay off my debt and have 1 monthly bill/payment 2. I purchased a car in 2005 and my payments will be complete by Aug. 2011 therefore my current balance owed is $2,990.98. I want to pay this off completely along with other credit card bills and only have to pay my lending club loan. 3. This is the perfect solution to paying off my debt faster. I have no plans to increase my debt. My main goal and purpose of this loan is to clear my debt within a few of years. 4. While paying off this loan it will make my credit score stronger and allow me to save money each month because combining my bills will give me cushion to start saving.
Why would you borrow at this rate to pay off a BOA card at a LOWER rate?	Hi, I am borrowing this at this rate to reduce my monthly bills. This loan will pay off my car loan which I pay $292.01 a month (only $2,929 left) + other credit card bills+ portion of BOA cc. The loan will HELP to REDUCE my outstanding balance with my BOA credit card. Therefore, I would have only 2 bills instead of 5. (lending club loan + remaining BOA cc balance). By doing this it will help me save monthly.

Member Payment Dependent Notes Series 570914

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570914	$4,000	$4,000	7.51%	1.00%	September 14, 2010	September 23, 2015	September 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570914. Member loan 570914 was requested on September 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,200 / month
Current employer:	n/a	Debt-to-income ratio:	17.53%
Length of employment:	10+ years	Location:	Columbia, NJ

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/09/10 > For Yamaha GP1200R Waverunner Borrower added on 09/10/10 > Waverrunner has a Nada book value of $4,835 (with included trailer and all accessories that's being included in the sale is $5,600) My credit score is 734 (checked a week ago) My credit has been established since 1995 at the age of 17 and all loans and credit has always been paid off ahead of time with no missed payments ever - not even a late payment.

A credit bureau reported the following information about this borrower member on August 25, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,363.00	Public Records On File:	0
Revolving Line Utilization:	28.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Where do you work?	I answered this already and got a message "We have found your response to a question an investor asked to contain personally, and have refrained from posting it on our Web site for the moment." I'll try to answer again without using names this time. Self employed 3rd generation of family owned business since 1964.
What is the source of income? Employer shows n/a.	Self Employed, driveway installer.
What is the source of your income?	Self employed, driveway installer

Member Payment Dependent Notes Series 570928

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570928	$14,000	$14,000	10.75%	1.00%	September 14, 2010	September 14, 2015	September 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570928. Member loan 570928 was requested on August 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Active Network	Debt-to-income ratio:	5.67%
Length of employment:	< 1 year	Location:	LOUISVILLE, CO

Home town:
Current & past employers:	Active Network
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/31/10 > Home maintenance and improvement projects. Car maintenance projects. Borrower added on 09/03/10 > Home improvements - interior painting, replace window, replace old appliances (washer), car maintenance

A credit bureau reported the following information about this borrower member on August 31, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	29
Revolving Credit Balance:	$2,042.00	Public Records On File:	0
Revolving Line Utilization:	6.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. I am interested in funding your loan. Can you please contact Lending Club and ask them to verify your income. This will increase lender interest in your loan. Good luck!	Yes, I authorize Lending Club to verify my income.

Member Payment Dependent Notes Series 570973

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570973	$1,500	$1,500	14.84%	1.00%	September 13, 2010	September 21, 2013	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570973. Member loan 570973 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,000 / month
Current employer:	Sizzler	Debt-to-income ratio:	10.50%
Length of employment:	7 years	Location:	Eugene , OR

Home town:
Current & past employers:	Sizzler
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/07/10 > We just moved to Eugene and my wife doesnt start work until September 8th. We need a loan to help with bills and moving expenses.

A credit bureau reported the following information about this borrower member on August 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2006	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,616.00	Public Records On File:	0
Revolving Line Utilization:	39.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Being the loan is not for a lot do you have an idea when you would like to pay it off in full?	We are planning to pay it off in full with the scheduled monthly payments and not pay it off early.
You say you just moved but list you have a mortgage. Are currently buying a house?	Yes we are buying a house right now. Our mortgage is $295 a month. We found this great deal and were lucky enough to be approved. Once we were approved we relocated and i transferred jobs but my wife had to find one.

Member Payment Dependent Notes Series 570991

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570991	$24,250	$15,200	13.98%	1.00%	September 10, 2010	September 9, 2015	September 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570991. Member loan 570991 was requested on August 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,833 / month
Current employer:	City of Brea	Debt-to-income ratio:	12.52%
Length of employment:	7 years	Location:	CHINO, CA

Home town:
Current & past employers:	City of Brea
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/26/10 > I am looking for a loan to complete my funding for a new vending machine business. I will be purchasing 5 vending machines from Naturals to Go, which is a vending company that focuses on healthy and natural food vending. These machines will be placed in local schools, medical centers, fitness centers etc.

A credit bureau reported the following information about this borrower member on August 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,385.00	Public Records On File:	0
Revolving Line Utilization:	42.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Total mortgage balance is $282,000. The current value of the home is about $180,000.
If this business does not do as well as you expect will you be able the meet the loan obligations? Will you have other expenses like inventory and will this loan pay for those?	Yes I will be able to meet the loan obligation if the business does not do as well as planned. Inventory expenses are coming from funds I already have.
Would you mind giving us a brief description of your duties, how long you've worked for your current employer, and how long you've worked in your chosen field?	I work full time for a local city government. I have been there for almost 8 years.

Member Payment Dependent Notes Series 571004

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571004	$15,000	$15,000	10.75%	1.00%	September 14, 2010	September 21, 2013	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571004. Member loan 571004 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,250 / month
Current employer:	Darby Dental Supply	Debt-to-income ratio:	13.37%
Length of employment:	10+ years	Location:	Fort Lauderdale, FL

Home town:
Current & past employers:	Darby Dental Supply
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,063.00	Public Records On File:	0
Revolving Line Utilization:	33.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Darby Dental Supply?	Sales Manager
What do you plan on doing with this loan? How do you intend to use it? What do you want to payoff? What is the $30k in debt you currently have in revolving credit debt? I'd be inclined to participate in your loan, but without further information about your situation and intent for this loan, I cannot participate. Please provide additional information.	Yes, looking to pay off halft the amount at a lower interest rate, which would be a significant difference.

Member Payment Dependent Notes Series 571258

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571258	$24,000	$18,425	13.61%	1.00%	September 9, 2010	September 9, 2015	September 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571258. Member loan 571258 was requested on August 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$19,417 / month
Current employer:	n/a	Debt-to-income ratio:	12.72%
Length of employment:	3 years	Location:	Chino Hills, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,016.00	Public Records On File:	0
Revolving Line Utilization:	74.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please describe your employment situation. Specifically, what are the loan proceeds to be used for?	Self employed physician in medical group since 11/2007. Expanded our business by opening new medical practice April 2010. Our growth has exceeded our benchmarks and we need to add another nurse within the next 2 weeks.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The remaining balance on our home mortgage is $650,000. Current market value $720,000 (when using online tools to check our home value, there is an error on actual square footage of our home. The actual sf=3400, not 3000 as listed)
Why won't your office cash flow cover the cost of an additional nurse from the outset?	Our cash flow has increased to the point that the current operating expenses are covered. Unfortunately, Insurance company reimbursements typically take 3 months to receive, sometimes longer. Whatever we bill today, we won't receive until October or November. The loan will support the nurse position for 6 months, which would more than allow for the clinic's revenue to support the position.
Doctor, I am interested in helping to fund your expansion loan. In YEARS, how long do you intend to service (keep active) this loan before payoff? FYI: If taking 3-months, or longer, to receive medical insurance claim payments, something is WRONG with your insurance biller. My second career involved medical insurance billing. Major commercial insurance companies (BC-BS, Kaiser Permenente, United HC, etc) pay "CLEAN" claims (no billing errors) within 21-days received; 30 days maximum. Medicare pays CLEAN claims 30-days AFTER claim received. State Medicaid pays CLEAN claims betwen 30-45 days AFTER claims received. If your medical insurance biller takes longer than 45-days maximum for payment check to be received then you need N-E-W more experienced biller. Lender 505570 USMC-RETIRED Thursday 08.26.2010	You are absolutely correct. We are in the process of setting up ERA with all the major payors, unfortunately, our EDI signed us up with the Southern California Medicare, since we are located in Southern California. In truth, we are supposed to be serviced by the Northern California Medicare. We have submited our application for correction but at this time Medicare does not accept paper claims so we have a backlog of 4 months of Medicare claims waiting to be sent. We do not accept Medicaid. We are also contracted with an IPA who services our HMO patients, and that's where the main backlog occurs.
My questions are: (1) All Lending Club loans feature NO $ penalty for loan early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) loan before payoff? Lender 505570 USMC-RETIRED Wednesday 09.01.2010	It depends on the interest rates as I will always payoff he higher interest rate credit lines first.

Member Payment Dependent Notes Series 571315

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571315	$6,000	$6,000	16.45%	1.00%	September 14, 2010	September 14, 2013	September 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571315. Member loan 571315 was requested on August 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Casper Star Tribune	Debt-to-income ratio:	6.48%
Length of employment:	10+ years	Location:	Casper, WY

Home town:
Current & past employers:	Casper Star Tribune
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/31/10 > The loan will be used for my wife and I to start a business, a lifelong dream of ours, with DVDNow, a DVD Movie & Game rental kiosk. I am the Director of Operations at a daily newspaper in Wyoming and have been in the business for over 18 years. My wife has been in the newspaper business for almost thirty years so we are stable and take our commitments very seriously, so you can be assured of being paid back! We will have exclusive rights to the Casper area, which is the largest city in Wyoming. We believe that this venture is a great opportunity that we plan on taking advantage of and we will be expanding as we become operational. Thanks for taking the time to read this and thanks for your support! Borrower added on 09/01/10 > To further answer a question about 2 deliquencies listed. In April of this year I received a free credit report from Equifax I believe - it was through the website "Quizzle". That listed NO deliquencies so again I do not know but I will order another report and try and figure this out. The paypal account I closed I had a balance of $7 - that is seven dollars and I paid that via check AFTER I closed it. I never heard from them again so anyway, I will check. I hope everyone does not focus too much on these listings - I believe them to be incorrect and in error and I will get the answers. Thanks! Borrower added on 09/01/10 > To further answer USMC-Retired question; I have gone and received my free credit report. It lists two accounts, both credit cards, as having past "30 day late payments". One was the account I recently closed that had a balance of $7 (seven dollars only), the other a Capital One credit card that had a balance of $34 - both are completely paid off. The Capital One card is still active with a zero balance. I hope this helps. I moved from Maine to Wyoming and I guess I did not let these folks know of my change of address, and frankly with the balances so low I was not aware of them. So that is how I believe they are listed as delinquencies - they both show 30 day late payments. Thanks for the question!

A credit bureau reported the following information about this borrower member on August 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	9	Months Since Last Delinquency:	7
Revolving Credit Balance:	$4,185.00	Public Records On File:	0
Revolving Line Utilization:	90.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Transunion Credit Report shows 2 creditor payment delinquencies within 24-months; the most recent 07 months ago. Explanation is? FYI: Lending Club provides lenders highly condensed borrower Transunion Credit Report that shows total Delinquent Payments but not the name of credit grantee who reported the delinquencies. Visit the www.annualcreditreport.com website. You can obtain FREE copies of your complete Equifax, Experian, Transunion Credit Reports yearly. NO CC required, NO sign-ups; NO extra-costs. After obtaining, and reviewing, your Transunion Credit Report details, then answer this email. Lender 505570 USMC-RETIRED Virginia Bch, VA Tuesday 08.31.2010	I honestly have no idea as to what these are - and what they mean by delinquency. I recently closed a paypal account that had lowered my credit to $100 for whatever reason. I haved no other accounts closed or any that I have not paid, so I am sorry for not having an answer to that. And I just did receive a $7,000 Visa Signature card from Citibank so I am not defaulting on anything that is for sure. Thanks for allowing me to try and explain this! If I do find out what these are I will answer on the main page.
- What is your monthly budget? Please list your expenditures. - How much are you contributing to this venture out of your own savings, i.e. besides this loan and any other loans? - How much income do you and your spouse contribute individually? - Will either or both of you stay at your current jobs while you start this new venture?	I will be staying at my job, which I earn $70K per year. My wife will be spending time on this venture. We have a mortgage that we pay bi-weekly of $1168 per month. We have one vehicle payment ($278) and one we have paid off. Those are really are only large monthly costs - house and vehicle. We do not have any other loans or anything. We have about $4K in credit card debt that we plan on paying off in the next few months if we can, once the business gets up and running. My two credit cards have $7K and $1800 in limits, with $3300 and $800 respectively on those cards now. We will be putting in close to $25K of our own savings in to the business. We also do have about $35K in IRA's that of course we would prefer not to use because of the tax ramifications but that would come in to play to pay back our debt if necessary. Both my spouse and I equally contribute with our savings as it is all in one basket anyway. Thanks for the question.

Member Payment Dependent Notes Series 571331

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571331	$25,000	$15,725	17.56%	1.00%	September 10, 2010	September 9, 2015	September 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571331. Member loan 571331 was requested on August 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,778 / month
Current employer:	JSA Civil Environmental Engineers, Inc.	Debt-to-income ratio:	15.24%
Length of employment:	8 years	Location:	Milwaukee, WI

Home town:
Current & past employers:	JSA Civil Environmental Engineers, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/26/10 > I require the loan to cover the cost of 50% of the revolving debt of my recently ended marriage. None of the debt is currently in my name so I need the loan to pay the cards and one account. I am also solely responsible for the house, so the simplicity of this loan is supportive in my refinancing efforts for and FHA 203k loan. For those that understand that 203k, I am in the process of rehabbing a hundred year old house that can not be refinanced any other way. Thank you for you help. Borrower added on 08/26/10 > I have to acquire a loan, hopefully this one, to consolidate my 50% of my failed marriages revolving debt. None of the debt is currently in my name so I need to acquire funds to directly pay off three credit cards, MBNA, Home Depot, and Care Credit. I greatly appreciate the aid that you may provide me, in addition, it will give me some peace of mind while I refinance the house that I am 100% fiscally responsible for. Thank you

A credit bureau reported the following information about this borrower member on August 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,672.00	Public Records On File:	0
Revolving Line Utilization:	82.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at JSA Civil Environmental Engineers, Inc.?	I believe I answered this to another, if not, please request again. Thank you, _-Jo
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	An MBNA consolidation loan that my wife got prior to our marriage, but made for a more even split of the revolving debt. The rate is 21.9 and the total on it is ~$13,000. The Second is a Home Depot Credit Card (Citi) that we got (her name) to fund Home Depot replacing the roof on our historic home, they came in lower than any other roofer with by far the better materials (BASF) and we lucked out on the contractor, its at 29.96% ~$9,000 (originally $15,450). Lastly, the Care Credit (Citi), in both our names, I got for lanap (periodontal) surgery and is 12.9% and has a balance of $2,779. This has been paid down from $6,000. The first two cards have such high percentages because my ex refuses to confront the card companies and ask for a reduction, my rating of over 720 indicates that we have been accurate in paying our debt timely and usually above the minimum value. I will be paying all the credit cards, no credit card debt after receiving the loan. My minimum payment per month will drop from $900 to $628.35, allowing me to focus larger payments and paying off the loan. Thanks for your interest, _-Jo
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I am afraid I do not know what HELOC is, however, I owe 117k on the home now. The FHA 203k loan will have a value of $160k when I close in September, allowing me 35k in escrow money that can only be used for the rehab. The current value of the home is 65k and when the work is finished the "subject to" appraisal claims it will be worth 170k. I will be doing the demo portions myself so I hope to not draw the full 35k from the escrow, the bank will keep the rest, it is not money that I handle it goes straight to the contractors
Position (Job/What you do) for JSA Civil Environmental Engineers?	I am one of two engineers, I am the junior but have 20 years of experience. I do the majority of the calc work, field work, and client interface. My senior engineer chases the majority of the new work and has two clients that are strictly his. My specialty is designing surface water systems to reduce leachate volumes at landfills, zero discharge designs from commercial and residential sites, and aquifer recharge. I also do a fair portion of free work for area home owners to aid in the recent flooding problems. Thank you, _-Jo
Thanks for reply. I am interested to help fund your $25,000 loan. My questions are: [1} Transunion Credit Report shows the $29,672 Revolving Credit Balance. (83 pct usage.) How much $ are you now paying per month on your total credit card/other debts? [2] Briefly, why should lenders commit their limited $ to fund your loan? [3] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate in Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) FYI: Concerning another lender QA exchange: "HELOC" is Home Equity Line of Credit. Maximum credit line secured by equity in your primary residence. "De facto" credit card secured by portion of available primary residence equity. Advance thanks for 3 answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Friday 08.27.2010	1. The transunion credit report must cover some portion of my wife's revolving credit. I am paying the credit myself starting this month. My total revolving debt is $23,733.13; my loan request is 25,000, minus the Lending Club fee of 1,250 my usable loan is $23,750. I am currently paying $868.00 per month for my revolving credit, to three separate accounts, none in my name (that has to change per the divorce decree). 2. I am a hard working business owner that has his home and business in the same area, board member on the Business Improvement District that my business is in and very active in my community. This supports my statement that I am not going any where, I am stable and very interested in getting my debt gone so that I can invest more than just effort into what I do and find important. Your investment will aid all those in the "circle of life" that I come in contact with. 3.I would like to pay off this loan in three years, but I can not make that promise at this time, I know I would need to make payments of $843 to assure a three year pay off and $730 to make a four year pay off. Completing the house will free my funds for paying off the loan early. To answer your question I will commit to a goal of four years or less I have no HELOC, thank you so much for the clarification. Thanks for your interest and possible aid.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2..Are you the sole wage earner? Thanks.	I am the sole wage earner, only one in residence in the house beside a dog, cat and the grand sum of spiders in the basement. Mortgage will be $1070 (includes home owner's insurance) Payments for this loan $650 (rounded up from $648 and change) WE Energies (utilities) ranges from $45 (now) to nearly $300 in the winter, will be lower as home repair occurs. Phone, cell provided by work, no cost I have no penetrations into the house other than the gas and electrical power lines. I do not wish to change that, the house is a historic structure and I am trying not to junk it up with phone, cable, dishes, etc so no other internet costs. Food, $400 a month for myself, ~$100 per month for pets (includes cat litter, bathing supplies, etc) Car, don't own one and do not plan to. I have access to the company vehicle when needed and live in a great city for transportation. I have been also spending approx $500 a month in materials for the house, mostly for a dumpster. I am also on two volleyball teams that cost about $100 a month total (fees, beer, food)... My worst case scenario is $3,120 out of the $3,210 that is my take home. After the refinancing the materials expenditures for the house will diminish as the mortgage is designed to provide materials and hire contractors. Hopefully I will have the fiscal sense to save some and pay off this loan. Thank you
Please pay your loan off faithfully. I am a single mother and my small part of this loan is precious to me and represents my college hopes for my two small children. Thank you.	You have my word. I am proud to be a part of some one's future, thank you.
Loan currently 45 pct funded; 2-days listing time remains. Loans exceeding 60 pct funded are elegible for partial issue when 14-days listing time expires. Question: If loan does not 100 pct fund, will you accept 60 pct, or higher, partially funded loan? Lender 505570 USMC-RETIRED TUESDAY 09.07.2010	Yes, I am really in a tough spot with having to assume this debt under my name. I just have to have faith that the full funding will come. Thank you for your support
Following loan information could be beneficial to you. FYI: Simultaneous Loans Lending Club Help, Borrower Information, How It Works, Can I Apply for Multiple Loans? "You may be able to apply for a second loan after 6 months of current payments in an existing loan. You can only have maximum of 2 loans in active repayment status on Lending Club. Borrower Membership Agreement, Section 3, "Loan Requests", Sentence 2 "You may not post more than one loan request on the site at a time and you may not have more than two loans outstanding at any given time". Summary: After initial loan issued and borrower payments are current for 6 months, subject to borrower credit review requirement, borrower can list their second loan for consideration and possible lender funding. In interim, borrower can advantageously use a lower APR pct loan's net proceeds and partially payoff higher pct existing Credit Card Revolving Credit Balance debts. Lender 505570 USMC-RETIRED	Thank you for the information!

Member Payment Dependent Notes Series 571386

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571386	$6,000	$6,000	11.86%	1.00%	September 9, 2010	September 17, 2013	September 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571386. Member loan 571386 was requested on September 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Schlumberger	Debt-to-income ratio:	22.18%
Length of employment:	1 year	Location:	SHREVEPORT, LA

Home town:
Current & past employers:	Schlumberger
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/03/10 > I will be using this loan to purchase an income generating e-commerce business

A credit bureau reported the following information about this borrower member on September 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,954.00	Public Records On File:	0
Revolving Line Utilization:	69.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Thank you for entering the brief description, many do not! Please describe this e-commerce business, it's rate of success, and your experience with running a business. What is your position at Schlumberger? What are the 3 credit inquiries in the last 6 months for? Please give us a brief idea as to why your Debt To Income ratio is so high. Thank you!	Hi, thank you for considering contributing to my loan. The business is an affiliate site in a proven industry which I have knowledge about but for which I have never run an online business. I will eventually start a non-affiliate business of my own- I have constructed a business plan- but I need at least tens of thousands of dollars to fund it so I believe that the affiliate site is the first step which will give me much needed experience. I have an engineering background but have taken a few courses in business on my way to an MBA so I feel I will be able to successfully manage the site. I work as a field engineer for Schlumberger. The three credit inquiries in the recent past are most likely because we just bought a much needed new car for my wife. The reason my debt to income ratio is so high is because I had credit cards in college and then needed to use credit for important milestones in my life like my wedding. Although I'm an intelligent guy, I did not fully consider the ramifications for acquiring so much debt but I now have the bulk of it under control with set payment plans and relatively low rates worked out with the creditors. Again, thanks for your consideration and inquiry. I hope that I've addressed your questions satisfactorily.

Member Payment Dependent Notes Series 571461

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571461	$25,000	$15,525	11.86%	1.00%	September 10, 2010	September 9, 2015	September 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571461. Member loan 571461 was requested on August 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Directv	Debt-to-income ratio:	16.62%
Length of employment:	10+ years	Location:	culver city, CA

Home town:
Current & past employers:	Directv
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/26/10 > consolidate bills

A credit bureau reported the following information about this borrower member on August 8, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,934.00	Public Records On File:	0
Revolving Line Utilization:	45.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 571508

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571508	$25,000	$15,600	17.93%	1.00%	September 10, 2010	September 9, 2015	September 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571508. Member loan 571508 was requested on August 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	County of San Mateo	Debt-to-income ratio:	19.94%
Length of employment:	10+ years	Location:	Belmont, CA

Home town:
Current & past employers:	County of San Mateo
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/26/10 > This is a start up business, however, my husband is a golf professional (41 years) and has been in the consulting, planning, developing, owning,operating and management of golf facilities, coupled with family-oriented fun centers for the past 25 years. We have the opportunity to build, own and operate the largest golf driving range on the planet. It will be a circular, 400 yard diameter golf range with over 500 tees, complimented by miniature golf courses, batting cages, pitching tunnels, an arcade, fitness center, snack bar, sports bar/eatery, party and meeting rooms. This facility will be surrounded by over 1.5 million people with the closest fun center 35 miles away (with no golf range), which means that there is no competition nearby! The loan proceeds are to be used for incorporation, Use Permit Application (engineering, permits, landscape drawings, utility hook- ups, etc), fine tuning our Business Plan, consolidation of some small debts, insurance, labor, and capital reserve until we get long term funding-- institutional, government grants, and/or investors, and then this loan will be paid off. My husband has given over 30,000 golf lessons,managed, owned, and operated golf pro shops and their facilities, and if you want to learn how to play golf, or need a trustworthy manager, its him. He has put together the verbiage for a Business Plan, buts freely admits that he needs help in fine tuning it prior to presenting it for long term financing. This project is a opportunity of a lifetime, and we just need a little help in getting it over the hump, so that we can achieve it. Can you imagine owning and operating a destination fun center that has the largest golf driving range on the planet, surrounded by over 1.5 million people with no facility like it anywhere nearby?

A credit bureau reported the following information about this borrower member on August 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,810.00	Public Records On File:	0
Revolving Line Utilization:	62.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, interested in funding this loan: What are you going to use this loan for? What is your job and duties with the county of San Mateo? What are your current debts? (balances and interest rates) Thanks	The funds will be used to incorporate, submit Use Permit application ( engineering, landscape drawings, permits and fees), fine tuning of Business Plan, consolidation of some small debts, insurance, labor and capital reserve until we get long term financing-- institutional, government grants, and/or investors. My job is Circulation Supervisor at a Library, I have been there 20 years this September. Current debts- Car loan, credidt cards, small personal loans
Thanks What sort of business are you starting? Is your town talking about shutting down libraries or anything like that? I think I had seen a police department being shut down in that area.	We are starting a commercial recreation business, featuring the largest golf driving range on the planet, complimented by miniature golf courses, batting cages, pitching tunnels, an arcade, fitness center, snack bar, sports bar, party and meeting rooms, and other family- oriented facilities. Our town is not shutting down libraries, in fact, they just re-built this branches library 2 years ago, and it is loved by the whole community.
If this doesn't get off the ground, are you going to pay back the loan? Where will the club be located? Do you already have the property? Will you give us lenders any sort of special privileges at your club, e.g. lifetime ball buckets at driving range?	Lending Club customer support said that my answer has been submitted successfully, and Member_584013 will receive a notification that I have answered the question.
Hi! I'd like to fund your loan, but first please provide your income verification documents (pay stub, etc.) to Lending Club (support@lendingclub.com). Thanks!	I have provided income verification, tax returns, and several other pieces of documentation requested by Lending Club Credit Department (Eric Kinny)
Hi, Couple of questions : 1.) Is this a Personal loan or a Business loan ? 2.) Why are you asking for the loan instead of your husband or both of you requesting for the loan ? 3.) What is the project size in $, expected opening date, expected revenue & income, break-even in months ? 4.) How do you guys see this as a viable business at this time when the general people donot have money to spend ? 5.) Please list all you & your husbands' personal and business debt, types of debts, APRs, net household income, expenses, kids expenses and liabilities ?	This is a personal loan to start up a Business. I have a better credit score than my husband. The project size is between $1.2 and $1.5 million, expected opening date- early 2011, expected revenue for first full year, between $1.5 and $1.8 million, with a break-even point within 8 ,maybe sooner. Historically, when economic and social events add stress to the populus, they turn to recreation or entertainment for relief. We will offer both at volume rates, not full retail. We will have the largest family-oriented fun center in the area, that will offer active and passive participation, truly a day off from the cares and worries that plague us.
what are your current monthly expenses?	This is a start-up business, we have no current monthly expenses, As for our personal monthly expenses, after rent, utilities, car payment, credit cards, food, etc., we clear between $900 - 1200 more or less.
Please pay your loan off faithfully. I am a single mother and my small part of this loan is precious to me and represents my college hopes for my two small children. Thank you.	I promise that we will pay off this loan within 1 year, most likely much sooner, as it will be a take out loan when long term financing for the entire project arrives.
i asked a question a while back and got no answer. i can't remember the exact q's but basically, where will this be, do you already have the property, will you pay us back if the deal doesn't happen, and will you give us borrowers freebie use of balls/driving range? (probably will be far form most of us anyway) the loan is funding really slowly, i don't know if you'll make it at the current pace, but things do pick up in the last 24 hours, especially for higher interest rate loans like this one.	I have answered this question, but once more, the Lending Club will not let me tell where this project is located. If I could, my loan request would have been funded within 2 days. I also stated that since each of the lenders (that average about $40/ea.) were divided into the $25,000 loan request, all came out to the facility at the same time, there would be no room for the paying customers. Only investors investing $1000 or more might have such privileges. And yes, we do have legal right to the property.

Member Payment Dependent Notes Series 571522

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571522	$8,000	$8,000	15.21%	1.00%	September 9, 2010	September 9, 2015	September 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571522. Member loan 571522 was requested on August 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,028 / month
Current employer:	Chukchansi Gold Resort and Casino	Debt-to-income ratio:	20.88%
Length of employment:	6 years	Location:	SANGER, CA

Home town:
Current & past employers:	Chukchansi Gold Resort and Casino
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,497.00	Public Records On File:	0
Revolving Line Utilization:	54.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Position (Job/What you do) for Chukchanski Gold Resort-Casino?	I'm a Slot Assistant Shift Manager. I oversee the daily operations of Slots for a designated shift.
In Y-E-A-R-S, how long do you intend to service (keep active) this loan before payoff?	It would be no longer than the term (5 years). With the intent of attempting to pay it off sooner. Somewhere between 3 - 4 years.
- What is your monthly budget? - How much do you save each month? - What are the balances / APRs on your debts and how much do you pay each month? - Do you have a plan for reducing your dependence on debt in the future? If so, what is it? Please be specific. - Are you the sole wage earner in your household? If not, how much income does your spouse contribute? - What do you plan to actually do with the loan?	I am the sole earner. My monthy budget amount is $2300.00 a month. I save $300.00 a month. My current total for balances on debt is $8300.00 with APR's ranging from 13% to 23%. I pay approximately $750 to $900 a month toward this debt. I plan to use this loan to help with a recent hardship I've incurred. Also, I plan to reduce my debt by eliminating the use of select cards and paying more toward some of them as well.
What was the nature of the hardship?	An auto accident.

Member Payment Dependent Notes Series 571564

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571564	$18,000	$18,000	13.23%	1.00%	September 13, 2010	September 13, 2015	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571564. Member loan 571564 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Woverine Anesthesia Assoc	Debt-to-income ratio:	13.42%
Length of employment:	10+ years	Location:	OVIEDO, FL

Home town:
Current & past employers:	Woverine Anesthesia Assoc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/30/10 > consolidation of credit cards, home improvement

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1989	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	59	Months Since Last Delinquency:	24
Revolving Credit Balance:	$16,117.00	Public Records On File:	0
Revolving Line Utilization:	25.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) Position (Job/What you do) for Wolverine Anesthesia Associates? (MD? CEO? COO? Combination of any? Or what?) (2) How did you accumulate ~$16,117 in Revolving Credit Card debts? A-N-D How much $ are you now paying per month on credit cards/other debts? (3) All LC loans offer NO $ penalty for prepayment/early loan payoff. You selected 5 years term payments. In Y-E-A-R-S, how long do you intend to service (keep active) this loan before payoff? Lender 505570 USMC-RETIRED Tuesday 08.31.2010	1.I am a nurse anesthetist, and have been there for almost 14 years.2. Home improvement mostly. Painting lansdscaping, new AC(old one died, not good in FL) 3. Other debts are Mortgage and auto. 4. Plan to pay off early if possible, with tax refunds and bonus pay. Hope to only be 3-4 years.
Please list the balances and APRs on the credit cards you plan to pay off with this loan. thanks!	Chase $2000 APR 20.24 Wells Fargo $2935APR 18.65 Home Depot $1800 APR 24.99 Capital One 1200 APR 24.24 BOA $3365 APR15.99 Chase $1000 APR 19.24 Zales $900 $24.99 Sears $1900 APR25.24
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	My mortgage balance is 322000 and current home value is 240000. When we got our mortgage it was valued at 365000. We used to actually have equity. My hope with this loan is to clean up the debt and refi this fall. I have been in the same house and with the same employer for almost 14 years..
R U A 1 OR 2 INCOME FAMILY. WHAT IS UR MONTHLY GROSS. WHAT WAS DELINQUENCY 24 MONTHS AGO	Type your answer here.We are a two income family. Monthly gross around $8000. We have never been delinquent.
The Credit report that lending club has acquired and display on your listing show's a delinquency 24 months ago, can you explain it?	Type your answer here.No I have no idea what that is. We have always honored our loans.

Member Payment Dependent Notes Series 571642

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571642	$25,000	$15,825	16.45%	1.00%	September 10, 2010	September 9, 2015	September 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571642. Member loan 571642 was requested on August 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,133 / month
Current employer:	Ben E. Keith Foods	Debt-to-income ratio:	9.48%
Length of employment:	10+ years	Location:	Albuquerque, NM

Home town:
Current & past employers:	Ben E. Keith Foods
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/29/10 > I plan to use the loan to consolidate as much of my credit card debt into one payment. My main goal is to pay off as much debt as possible, as quickly as possible, while maintaining a good credit history. I have been at my current job for over 10 years

A credit bureau reported the following information about this borrower member on August 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,836.00	Public Records On File:	0
Revolving Line Utilization:	91.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Why do you need 25,000 when your revolving debt shows as only 10,000?	My revolving debt is more than 10,000
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Bank of America credit card WILL BE CONSOLIDATED Balance- $10,800 APR- 26.24% Chase Bank credit card WILL BE CONSOLIDATED Balance- $3,750 APR- 28.24% Chase Bank credit card WILL BE CONSOLIDATED Balance- $6,868 APR- 29.99% Jared store credit card WILL BE CONSOLIDATED Balance- $2,325 APR- 22.90% Capital One credit card WILL NOT BE CONSOLIDATED Balance- $7,511 APR- 22.9% Discover credit card WILL NOT BE CONSOLIDATED Balance- $0.00 Apr- 18.99% Carmax Auto Finance WILL NOT BE CONSOLIDATED Balance- $27,000 APR-12%
My questions are: All Lending Club loans offer NO early payoff $ prepayment penalty. You selected 5-years term. In Y-E-A-R-S, how long do you intend to service (keep active) this loan befoe payoff? Lender 505570 USMC-RETIRED Tuesday 08.31.2010	If approved, this loan will be saving me over $300 every month. The purpose of this loan is to pay off as much debt as possible. Any extra money I will be saving will go towards other debt not being consolidated with this loan. So I plan to keep this loan active the full term of five years.
Loan listed 7 days; 15 pct funded. Reason why little funding because application still does not show Employment-Income verified and Credit Review was completed. Review Status does not show Approved for issue when 100 pct funded, or minimum 60 pct partially funded. and the 14 listing days expires. If contacted by a Credit Reviewer and income documents were submitted, you need to FOLLOW-UP. Ask Credit Reviewer why not completed? Why Review Status was not upgraded to Approved? If not contacted by a Credit Reviewer, you need to initiate contact ASAP. The Member Support email-toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support is open Mon - Fri 8AM - 5 PM PT; is closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7. Answering machine and Fax Machine available 24/7. Clock is ticking; time becoming short for loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA Thursday 09.02.2010	I thank you for following up with me. I have submitted all requested documents and Lending Club has confirmed they have received them. I will follow up with Support and continue to do so until the process in complete. Again thank you Lender 505570.
FYI Unless Lending Club selects you for income verification, they will ignore any unsolicited documents you send in re: income verification.	Thanks for the info. I appreciate any help or advice you may have for me.
Please pay your loan off faithfully. I am a single mother and my small part of this loan is precious to me and represents my college hopes for my two small children. Thank you.	Absolutely. My finacial obligations have always been a priority to me. If all goes well with my loan request, I can assure you that your investment, along with the other investors who helped finance my loan, will be a top priority to me. As you may have noticed, I am currently renting. My goal is to rid myself of as much debt as possible while maintaining and better my credit to purchase a home of my own. Thank you.
Loan finally "Approved" for issue. Loan 28 pct funded. 1-day, 19-hrs listing time remains. If funding exceeds 60 pct when 14-days listing expires loan elegible for partial issue. Or borrower can relist loan for another 14-days. If decide to relist loan L C Credit Review already has employment-income documents and can "Approve" loan for issue 1st day it is relisted. (Remember name of Credit Reviewer with whom you have previous contact.) Question: If loan funds at least 60 pct, will you accept partially funded loan? Or instead elect to relist loan? (FYI: Contributing factor for small pct currently funded was long 3-day Labor Day holiday weeked. Funding over holiday weekends is always S-L-O-W.) Lender 505570 USMC-RETIRED WEDNESDAY 09.08.2010	I plan to relist my loan request if not fully funded. I do appreciate the funding I have received from all investors up to this point. It's just that receiving as close to 100% funding for my loan would help better my financial situation. Thank you Lender 505570 for your question and input.

Member Payment Dependent Notes Series 571779

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571779	$20,000	$20,000	13.23%	1.00%	September 14, 2010	September 13, 2015	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571779. Member loan 571779 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,917 / month
Current employer:	university of Maryland	Debt-to-income ratio:	16.92%
Length of employment:	10+ years	Location:	laurel, MD

Home town:
Current & past employers:	university of Maryland
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,030.00	Public Records On File:	0
Revolving Line Utilization:	23.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at the university of Maryland?	Assistant Manager
Would you mind giving us a brief description of your duties, how long you've worked for your current employer, and how long you've worked in your chosen field?	I manage building maintenance problems and I've work for UM for 20 years.

Member Payment Dependent Notes Series 571802

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571802	$20,000	$20,000	13.61%	1.00%	September 8, 2010	September 10, 2015	September 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571802. Member loan 571802 was requested on August 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,400 / month
Current employer:	Monroe Clinic Hospital	Debt-to-income ratio:	10.33%
Length of employment:	10+ years	Location:	Freeport, IL

Home town:
Current & past employers:	Monroe Clinic Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 19, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1983	Delinquent Amount:	$0.00
Open Credit Lines:	24	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,530.00	Public Records On File:	0
Revolving Line Utilization:	7.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, I am interested in funding your loan. Can you please list the credit cards that you have and each amount owed? And do you have any personal loan debt? Also, can you please tell me what your job description is? Thanks, Ron	I am a Registered Nurse CMSRN. I work on a Med-Surg Unit, and part time House Supervision.I have many Credit Cards, they are paid in full each month, unless I have a 0% interest for say 12 months. They are always paid in time, and the full amount.One of my Credit Cards was a cash loan over 12 months used for personal expenses. This loan is also to consolidate debt.
You have 3 credit inquiries in the last 6 months; can you tell us what they were for and if you received any new credit through them?	Type your answer here.No, have been looking into refinancing.

Member Payment Dependent Notes Series 571832

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571832	$12,000	$12,000	15.21%	1.00%	September 9, 2010	September 10, 2013	September 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571832. Member loan 571832 was requested on August 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$30,000 / month
Current employer:	Ombligo	Debt-to-income ratio:	1.27%
Length of employment:	4 years	Location:	manhattan, NY

Home town:
Current & past employers:	Ombligo
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/27/10 > I need to break my shackles from these credit card companies

A credit bureau reported the following information about this borrower member on August 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,604.00	Public Records On File:	0
Revolving Line Utilization:	47.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
SELF-ENTERED BORROWER PROFILE SHOWS $30,000 GROSS INCOME PER M-O-N-T-H (THREE HUNDRED SIXTY THOUSAND U S DOLLAR PER Y-E-A-R). IS THIS CORRECT? OR IS IT A TYPO?	That was a Typo it's $30,000.00 per year.
WHAT IS EMPL;OYER OMBLIGO? A-N-D YOUR POSITION (JOB/WHAT YOU DO) FOR EMPLOYER A-N-D IN Y-E-A-R-S, HOW LONG DO YOU INTEND TO SERVICE THIS LOAN (KEEP IT ACTIVE) BEFORE PAYOFF? LENDER 505570 USMC-RETIRED FRIDAY 08.27.2010	Ombligo is an asset recovery company and I've been working there for over four years and as far as maintaining the loan I have three years as per the lending club but I want to pay of as soon as possible and the Lending Club will give me the oppurtunity.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Bank of America Worldpoints-$4,869.15,Western Sky $4,500.00Bank of America Gold Visa-$3,491.43, 2009 Federal Income Tax-$2,750.00,Amex-$1938.16,Chase-$1,992.00,Dell-$1,400.00,P.C Richard's-$600.00
Loan listed 5 days; 45 pct funded. Reason why little funding because application still does not show Employment-Income verified and Credit Review was completed. Review Status does not show Approved for issue when 100 pct funded, or minimum 60 pct partially funded. and the 14 listing days expires. If contacted by a Credit Reviewer and income documents were submitted, you need to FOLLOW-UP. Ask Credit Reviewer why not completed? Why Review Status was not upgraded to Approved? If not contacted by a Credit Reviewer, you need to initiate contact ASAP. The Member Support email-toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support is open Mon - Fri 8AM - 5 PM PT; is closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7. Answering machine and Fax Machine available 24/7. Clock is ticking; time becoming short for loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA Tuesday 08.31.2010	I sent an e-mail explaining that I was sent out of state to pick up computer equipment and I was out of warehouse all day but I will fax all paperwork tomorrow Wednesday the 1st
What are the interest rates on the cards you listed above?	Bank of America Visa 26.24%, Bank of America worldpoints 10.24%, Chase 17.24%, Amex 15.24%

Member Payment Dependent Notes Series 571882

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571882	$8,400	$8,400	15.95%	1.00%	September 9, 2010	September 13, 2015	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571882. Member loan 571882 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,517 / month
Current employer:	Government Liquidation	Debt-to-income ratio:	3.62%
Length of employment:	1 year	Location:	PHOENIX, AZ

Home town:
Current & past employers:	Government Liquidation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/30/10 > I plan on paying off this loan in less than 5 years. Borrower added on 08/30/10 > I know the underwriting department gets busy, I used to be an underwriter for a bank and it was stressful at times, but I was wondering if I could get an answer as soon as possible on my loan I have requested. Thank you for your help! Borrower added on 08/30/10 > I work for a Govenment Contractor in Scottsdale Arizona. We auction off scrap metal and military surplus through the department of defense. Most people I work with have been with the company for 8+ years. I handle the accounts payable and assist the CFO. My father owns my townhouse, so I only have $500 for rent, car is paid for, other bills are minor. i just want to get my wells fargo credit card at a $0 balance and start fresh from when I never caught up on it after being laid off from the mortgage industry about a year ago. Borrower added on 08/31/10 > Monthly budget: APS: $150 Cox Cable: $70 Verizon Wireless: $85 Water Bill: $50 Car Insurance: $71 Rent to Father who owns my townhouse: $500 Car is paid for, other expenses are Gas, food and dog food for my beagle mix. To reduce any debt in the future I plan to have more money set aside for situations I was in like being laid off for a longer period of time.

A credit bureau reported the following information about this borrower member on August 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	58
Revolving Credit Balance:	$3,995.00	Public Records On File:	0
Revolving Line Utilization:	33.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Government Liquidation and what do you do there?	Government Liquidation is a government contractor through the department of defense. governmentliquidation.com We auction off scrap metal as well as military surplus, our company is very profitable even in these hard economic times. I handle the accounts payable and assist the CFO. I also do invoicing and data reporting. Most of my coworkers have been with the company for 8+ years. I feel I do have job security because of the nature of what I provide to the company each and every day.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Wells Fargo Visa Credit Card (Rewards): credit line $7,000 my balance is at $5,400 I use this card for all of my bills and always had it paid in full but was laid off of work so I want it back at $0 balance. Low APR %7 Chase Slate Credit Card: Credit Line $1,500 balance i owe is $455 APR is 16% Chase Freedom Credit Card: Credit Line $200 balance $125...apr %24 Householdbank credit card: Credit line $800 balance is $419 APR 20% or higher need to look. American Express Gold Card: Unlimited spending balance $120
1. how much is your rent? 2. how much is your car payment? 3. what is government liquidation and what do you do there? 4. what debts are you consolidating? please list the amount, interest rate, and monthly payment for EACH of these debts. 5. are there any debts you have which you are not planning to consolidate with this loan?	My father owns my townhouse I pay him $600 a month for rent. My car is paid off, no payment. Government Liquidation is a government contractor through the department of defense, we auction off scrap metal and military surplus. I do accounts payable and assist the CFO. My friends father is the CEO and company in scottsdale AZ. I am consolidating a couple credit cards. Wells Fargo (Rewards0 Credit Line $7k low apr 7% want to pay off balance $5,400. Chase Slate: Credit line $1,500 owe $448 household bank credit card: $800 credit line, owe $500 Chase Freedom credit card: owe $125 credit line $200
Why do you want to pay off a 7% credit card with a 16% loan??	Good Question, I have thought about this many times and I am not sure it is practical, but I would rather have one payment then have high revolving balances showing on my credit report. I have worked hard to improve my fico score and I feel keeping these high balances will impact it. I also know my sister got a personal loan and it actually helped her credit score. I am extremely responsible with my money but due to being laid off I had struggled for a while.
My questions are: (1) All Lending Club loans offer NO penalty for early prepayment/payoff. You selected 5-years payment term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before payoff? Lender 505570 USMC-RETIRED Monday 08.30.2010	Well I would like to try and use any extra money i have to pay off this loan as well as money from my family. I plan to get a pay increase with work as well. I think I will have the loan for at least 3 years. That is a goal to pay it off before 5 years but I do not know if that will be possible.
- What is your monthly budget? Please list your expenditures. - How much do you save each month? - Do you have a plan for reducing your dependence on debt in the future? If so, what is it? Please be specific. - Are you the sole wage earner in your household? If not, how much income do you and your spouse contribute individually?	APS: $150 water: $70 verizon: $80 Cox cable: $45 car insurance: $71 rent to father for townhouse: $500 Monthly Bills I put $20 from each paycheck in my savings account. I am the sole wage earner in my household. Not Married, maybe soon...boyfriend is a lawyer. I plan to have money set aside for emergencies such as being laid off for longer then expected!
the bulk of your debt that you are consolidating is at 7%? why do you think it will help you to take out a 16% loan? if you aren't saving on interest, how does it benefit you?	Good Point, I guess i just think it looks horrible on my credit to have such a high revolving balance. I always paid my balance in full which was usually $800 every 2 weeks and so I hate seeing my balance so high!

Member Payment Dependent Notes Series 571999

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571999	$17,500	$17,500	15.21%	1.00%	September 10, 2010	September 10, 2015	September 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571999. Member loan 571999 was requested on August 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,500 / month
Current employer:	Alameda County Sheriff's Office	Debt-to-income ratio:	19.24%
Length of employment:	4 years	Location:	Dublin, CA

Home town:
Current & past employers:	Alameda County Sheriff's Office
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/28/10 > I am getting married and in need of a loan. - I earn over $100,000 a year from my job and VA benefits - My fiance' who will be my wife in October also works. - My credit is good and i am never behind on any payments. Borrower added on 08/31/10 > Aug 31- E-mailed my pay stubs and VA disability income. Borrower added on 09/01/10 > I also have a renter who pays $600.00 every month.

A credit bureau reported the following information about this borrower member on August 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	29
Revolving Credit Balance:	$1,404.00	Public Records On File:	0
Revolving Line Utilization:	12.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My Questions: (1) What is your current position (Job/What you do) for Alameda County Sheriff Office? (Example: Patrol? Warrants? Courts? Admin? Garage? Jail? Or whatever?) (2) In Y-E-A-R-S, how long do you intend to service (keep active) this loan before completely paidoff? Lender 505570 USMC-RETIRED Saturday 08.28.2010	1. I am currently working the Jails. 2. I plan on paying this loan off in full in the next 3 to 5 years. I have equity in my house but due to VA regulations I can't take out what I currently need for my wedding.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello, thanks for your interest. 1. I owe $413,000 on my VA loan. It's a 30 yr. fix. 2. My home has recently appraised for $470,000. Zillow says $460,000 but that is wrong due to some backyard improvements and updates.
Loan listed 5 days; 17 pct funded. Reason why little funding because application still does not show Employment-Income verified and Credit Review was completed. Review Status does not show Approved for issue when 100 pct funded, or minimum 60 pct partially funded. and the 14 listing days expires. If contacted by a Credit Reviewer and income documents were submitted, you need to FOLLOW-UP. Ask Credit Reviewer why not completed? Why Review Status was not upgraded to Approved? If not contacted by a Credit Reviewer, you need to initiate contact ASAP. The Member Support email-toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support is open Mon - Fri 8AM - 5 PM PT; is closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7. Answering machine and Fax Machine available 24/7. Clock is ticking; time becoming short for loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA Tuesday 08.31.2010	I received an e-mail today from lending club asking me for additional info. I will be faxing that over ASAP.
Congrats on the wedding! What sort of job/income does your spouse have? Can you tell us what your 3 recent credit inquiries are? Verify your income and I believe your loan will fund very quickly. Any status you post in your loan description (e.g. "Aug 31: faxed paystubs") will help	Thanks for the congrats! My fiance' does research for land developers. She makes about $2500 a month. My last three credit inquiries were in the low 700's.
Thanks for the response: "My last three credit inquiries were in the low 700's." Can you tell us what the inquiries were for? New credit cards, etc?	I recently re-financed my house and bought a car.
what are your current monthly expenses?	Mortgage- $2100 Comcast- $120 Home improvement loan- $458 At&t- $97 Auto Insurance- $115 Car loan- $349 Pg&e- $55
Loan currently 43 pct funded; 3-days listing time remains. Loans exceeding 60 pct funded are elegible for partial issue when 14-days listing time expires. Funding alwasy s-l-o-w involving long 3-day holiday weekends. Good news is loans always attract more lenders, and their committed $, the closer to 14-days listing expiration. Question: If loan does not 100 pct fund, will you accept 60 pct, or higher, partially funded loan? Lender 505570 USMC-RETIRED TUESDAY 09.07.2010	That is good to know...yes i will accept 60% or higher.
Hi, Couple of questions: 1.)Please list all your debts, APRs', outstanding balances, monthly payments, durations. 2. ) Please list your take home pay, savings, your households' expenses including if any tax liens, alimony & child-care expenses after your marriage ? ps: Congrats on your marriage:)	Mortgage- $2100 Comcast- $120 Home improvement loan- $458 At&t- $97 Auto Insurance- $115 Car loan- $349 Pg&e- $55 Child Support- $900 I take home $4300 a month from Alameda County. I also get $845 a month from the VA and $1937 a month from th GI bill (2 years left). I have a renter who pays $600 a month. Checking- $1200 Savings- $8000 (Had more but spent it on the ring and the wedding)
wow, i love this loan. very surprised it isn't funding. don't despair though, when it gets down to the last day or so things speed up.	Thanks for that, i was starting to get worried.

Member Payment Dependent Notes Series 572030

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572030	$10,000	$10,000	7.51%	1.00%	September 14, 2010	September 15, 2013	September 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572030. Member loan 572030 was requested on September 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Self-employed	Debt-to-income ratio:	12.10%
Length of employment:	1 year	Location:	Martinez, CA

Home town:
Current & past employers:	Self-employed
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 1, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1978	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,280.00	Public Records On File:	0
Revolving Line Utilization:	19.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 572048

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572048	$4,000	$4,000	16.45%	1.00%	September 8, 2010	September 10, 2013	September 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572048. Member loan 572048 was requested on August 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Metro Lafayette	Debt-to-income ratio:	13.28%
Length of employment:	4 years	Location:	oAKLAND, CA

Home town:
Current & past employers:	Metro Lafayette
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/27/10 > Please your consideration is greatly apreciated and it would really help me get ahead in my finances. I just need to pay off money that I owe and then I will be able to keep saving during the time I pay off the loan that you may be able to aprove for me. Thanks very much. The Greatful Borrower. Borrower added on 08/27/10 > Please your consideration is greatly apreciated and it would really help me get ahead in my finances. I just need to pay off money that I owe and then I will be able to keep saving during the time I pay off the loan that you may be able to aprove for me. Thanks very much. Borrower added on 08/29/10 > I want to say thank you to the lenders that have already started funding my loan. You are The best... the help you are giving me is of so much value for me as an individual as it will provide me with the resources that will make possible a better future for me. In exchange I will be able to return the favor by contributing to my comunity as well as making sure that my funders get their return in a timely manner and with the best wishes for their propsperity. Thanks Very Much. Borrower added on 08/29/10 > What makes me a good borrower is the fact that I have been able to save enough money to invest in the Opening of a restaurant in a nice part of the City of Oakland together with my boss. The restaurant finally opened on July 13, 2010 and soon it will be profitable after the initial period. That alone guarantees the repay of the debt; together with my annual income of 62000.00 a year is sufficient to cover my expenses, repay my FREEDOM LOAN and save more money to become a lender on the Lending Club and help people get a second chance or a jump start in their dreams. I also plan of having another business in the near future as the sole proprietor. The stabilityb of my job is secured by the fact that I work for a well stablished company that has been succesfully around for 5+ years and it is making a profit and I am part of that succes since its opening.

A credit bureau reported the following information about this borrower member on August 27, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,266.00	Public Records On File:	0
Revolving Line Utilization:	94.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	$ 2000, To Chase Bank. pay $ 50 mo. $ 2500 To Best Buy Pay $ 50 mo. $ 450 To First Premier Bank pay $ 25 mo. $ 250 To Orchard Bank Pay $ 25 mo. The amounts owed may vary slightly. The payment amounts are just an average monthly payment to the accounts listed above which are all credit cards. I also have about $ 600 on medical bills. I dont pay interests here. I owe $ 3500 to an individual (my sister) for a private loan. I dont pay interest here.
according to your credit report you owe $4,266 why request $10,000? what are the 5 inquiries in the last half year?	I know one of the inquiries may be for when I got my car. Is the only instance when I authorized someone to review my credit report and also I was trying to see if it was a good idea for me to buy a house sometime at the begining of next year so my credit report was reviewed. The reason I requested 10000 is to make sure I am able to pay a loan from a private party (my sister) who helped me with $ 3500 loan a couple of years ago due to a family emergency plus I have some medical bills (nothing serious just routine hospital visits) for regular lab work and doctors visits which amounts to about $ 500. Thanks
Please provide a complete monthly budget so I can assess your ability to repay this loan. Please include net family income ALL expenses (including food, transportation, clothing, medical, household items, etc.), not just monthly bills. Thank you.	My monthly net income is -In dollar amount-. 3094 My montly expenses are: -In Dollar amounts-. 750 Rent 500 Car+insurance 120 Phone (mobile+home line) 27 Internet Service 135 Parking (monthly) 300 Credit card payments (will not be an expense when my loan is funded) 29 Gym Membership 100 Gas (I drive a Prius) 60 Food (I work for a restaurant so I do not buy food at all; except for maybe fruit and vegetables which I like cosuming in big amounts to stay healthy... and milk) 125 Medical expenses (I am paying about $ 1400 for routine medical visits and an also the cost of an allergic reaction that sent me to the ER. This will be gone with my funded loan approved) +-0 Clothing (Very frugal here and dont usually spurge on shopping sprees -I maybe buy one or some pieces of cloting a year as part of my wardrobe for work -includes shoes). 0 Household items as my house is completely furnished and again I do not buy things that I dont need. My basics are covered. 40 Higiene items 20 Cleaning (expense includes household cleaning and laundry detergent which I share with roommate) Note to prospective lender: I just partnered with my boss to open a small restaurant in an Oakland (about 40 seats), Ca neighborhood. That is were my savings went. I have a stake of 33% in the ownership of the restaurant. It just opened on July 13, 2010. As you know it takes a while to get a return on this type of venture, but once is stablished it will be booming. The location of the business is an upscale village with a high ratio of disposable income available to us and we are serving good fare to discriminate palates. My boss is a very succesfull business person with a proven record of turning a profit; thus we have no doubt it will be the case at this new location... and I am part of it. Wish me luck.

Member Payment Dependent Notes Series 572084

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572084	$1,925	$1,925	14.35%	1.00%	September 10, 2010	September 10, 2013	September 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572084. Member loan 572084 was requested on August 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	Verizon Comm	Debt-to-income ratio:	16.98%
Length of employment:	6 years	Location:	Levittown, PA

Home town:
Current & past employers:	Verizon Comm
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 27, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	35
Revolving Credit Balance:	$11,981.00	Public Records On File:	0
Revolving Line Utilization:	75.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Honestly no one debt will be paid off in full. However, payments to all debts will be greatly reduced.
You say that "payments to all debts will be greatly reduced". Can you please clarify how this is to be done? I ask this as there seems to be a large income to small loan inconsistency.	Because my girlfriend has breast cancer. Im trying to help. GREATLY REDUCED, bad choice of words i guess.

Member Payment Dependent Notes Series 572331

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572331	$16,000	$16,000	16.32%	1.00%	September 13, 2010	September 12, 2013	September 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572331. Member loan 572331 was requested on August 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,167 / month
Current employer:	alphastaff	Debt-to-income ratio:	14.61%
Length of employment:	< 1 year	Location:	HOLLYWOOD, FL

Home town:
Current & past employers:	alphastaff
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/01/10 > Loan is for consolidation of two debts including a 2004 range rover which is currently insured. I currently pay $1100 per month for the Range Rover payment. This loan will reduce my debt payments from $1600 to under $600 per month. Borrower added on 09/05/10 > My net income is $6000 each month. I pay the two debts described here at $1600. My total expenses for a month is 4,000 and I save $2,000 each month

A credit bureau reported the following information about this borrower member on August 29, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	29
Revolving Credit Balance:	$1,459.00	Public Records On File:	0
Revolving Line Utilization:	5.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at alphastaff and where did you work prior to that?	Senior IT Manager at Alphastaff. Prior I was IT Director for Florida career college AKA education training Corp.
- What is your monthly budget? Please list your expenditures. - How much do you save each month? Please be specific. - Are you the sole wage earner in your household? If not, how much income does your spouse contribute? - Please describe your purchase. Will it be insured?	I live with my girlfriend which earns $100,000 per year and she pays all of the expenditures for the short term. I have the following debts: 1 - IRS from a divorce to which I owe $8900 2 - I purchased a Range Rover 2004 18 months ago for $36,000. My current balance is $10,100 and I pay $1100 per month. It is currently insured under my name but is financed under a friend due to my previous divorce. I would pay this off. I would use the loan to payoff the Range Rover $1100/month and the IRS $500 per month. My total debt payments are $1600 per month. With this loan it would yield me a $900/month savings. I am using this loan as part of my credit rebuilding plan only. I do not need it for financial purposes. I am making a conscious decision as part of a credit rebuilding process. Please let me know how the interest is charged. I plan on paying $1,000 per month for an early payoff and want to make sure the interest is not penalizing me for early payoff.

Member Payment Dependent Notes Series 572390

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572390	$21,000	$21,000	13.23%	1.00%	September 13, 2010	September 12, 2015	September 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572390. Member loan 572390 was requested on August 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Host Machine	Debt-to-income ratio:	17.89%
Length of employment:	2 years	Location:	Clarissa, MN

Home town:
Current & past employers:	Host Machine
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/29/10 > When we bought our house it was pretty newly built but there was some architectual flaws with the roof causing it to leak. We have already repaired the water damage and siding with out of pocket funds but require additional money to fix and reshingle the roof and replace a window and door. Have always made my payments and take my debts/ credit score seriously. Also receive $1694/month VA disability for injuries in Iraq. Borrower added on 08/30/10 > three months ago i was asked to work one day a week at my old job and i said i would give it a try even though ive been putting in a lot of overtime at my current job. That brings home $419 every two weeks. Borrower added on 08/31/10 > recently received $3400 for retro pay from CRSC from military. I will now get an additional $116/month on top of my VA disability pay. Used the retro to pay off what was left of my student loan that might still be on credit report. my wifes income is not listed but she does work at a local nursing home and makes around 9-10,000 a year.

A credit bureau reported the following information about this borrower member on August 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,424.00	Public Records On File:	0
Revolving Line Utilization:	64.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Host Machine and what do you do there?	Host machine is a machining shop. We make parts for many different things. Some things we make parts for are atv's, AR15 rifles and electric motor housings. A run a cnc machine there.
My questions are: {1} Current positon with Host Machine? (Job/What you do) [2] Transunion Credit Report shows ~ $6.5K Revolvinmg Credit Balance debts (CC's). How much $ are you now paying per month on all credit card/other debts? [3} All Lending Club loans feature NO early payoff prepayment penalty. You selected 60-months repayment terms. In Y-E-A-R-S, how long do you intend to service (keep active) this loan before payoff? Lender 505570 USMC-RETIRED Monday 08.30.2010	The credit card is actually being closed and I will pay about $300/month for two yrs. I will more then likely keep this loan for most of its period. I did some down sizing in my budget so that we could afford to make repairs to our roof/house.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	currently we owe 148500 and house was worth 174000 last yr.
Loan listed 4 days; 10 pct funded. Reason why little funding because application still does not show Employment-Income verified and Credit Review was completed. Review Status does not show Approved for issue when 100 pct funded, or minimum 60 pct partially funded. and the 14 listing days expires. If contacted by a Credit Reviewer and income documents were submitted, you need to FOLLOW-UP. Ask Credit Reviewer why not completed? Why Review Status was not upgraded to Approved? If not contacted by a Credit Reviewer, you need to initiate contact ASAP. The Member Support email-toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support is open Mon - Fri 8AM - 5 PM PT; is closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7. Answering machine and Fax Machine available 24/7. Clock is ticking; time becoming short for loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA Thursday 09.02.2010	I did not get the email until yesterday because my email server is slow and I had to change to a new email service. Last night i email/faxed the things they requested.
What material are you putting on your roof? Do you have a contractor or are you doing it yourself?	SCW Construction will be changing a roof line and putting back on architectual shingles. There is also one window in the problem area that will get replaced.

Member Payment Dependent Notes Series 572405

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572405	$10,000	$10,000	17.19%	1.00%	September 10, 2010	September 18, 2015	September 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572405. Member loan 572405 was requested on September 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	bayhealth medical center	Debt-to-income ratio:	21.09%
Length of employment:	10+ years	Location:	hartly, DE

Home town:
Current & past employers:	bayhealth medical center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/04/10 > i plan to do some home repairs. I have a very secure job working as a nurse for the last 20 years. I have always paid my debts and consider myself a "sure thing" for any investor. I am able to pay back this loan as it in no way exceeds my monthly budget. Borrower added on 09/04/10 > I plan on doing some major home repairs with this loan. I consider myselft a very secure iinvestment. I have worked in the same hospitial for over 20 years as a Registered Nurse, I have always paid my debts, never been in default or bankruptsy, and this loan is well within my budget,

A credit bureau reported the following information about this borrower member on August 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1989	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,381.00	Public Records On File:	0
Revolving Line Utilization:	90.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) What is position (Job/What you do) for Bay Hill Medical Center? (NP? RN? LPN? Etc.) (2) Transunion Credit Report shows $7,381Revolving Credit Balance. How much $ are you now paying per month for credit card/other debts? (3) All Lending Club loans feature NO $ penalty for loan early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) loan before payoff? Lender 505570 USMC-RETIRED SATURDAY 09.04.2010	Type your answer here. I work as RN. I would plan to pay off loan in 5 years.earlier if possible
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. my balance on mortgage is about 218000, and market value about 240000

Member Payment Dependent Notes Series 572425

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572425	$2,000	$2,000	11.49%	1.00%	September 10, 2010	September 13, 2013	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572425. Member loan 572425 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Computer Associates	Debt-to-income ratio:	4.09%
Length of employment:	3 years	Location:	LINDENHURST, NY

Home town:
Current & past employers:	Computer Associates
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/30/10 > I have been working at Computer Associates for 3 years and I am in the process of promotion. I am getting married on December 4th 2010 and will be using the money for final payments to vendors. With the date fastly approaching the loan will help relieve the financial headache and give us a little extra time that was needed. I do not forsee any financial difficulties in making the payments, that is why I chose the quick repayment option.

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,872.00	Public Records On File:	0
Revolving Line Utilization:	92.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 572468

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572468	$25,000	$25,000	15.21%	1.00%	September 13, 2010	September 11, 2013	September 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572468. Member loan 572468 was requested on August 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,250 / month
Current employer:	PPMM	Debt-to-income ratio:	15.49%
Length of employment:	4 years	Location:	Campbell, CA

Home town:
Current & past employers:	PPMM
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,090.00	Public Records On File:	0
Revolving Line Utilization:	55.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is PPMM and what do you do there?	PPMM stands for Planned Parenthood Mar Monte. I am the Accounting Manager and have been with the organization for 4 years. Prior to that, I was the Director of Finance for another organization, Abilities United, for 15 years. Thank you for your consideration.
My questions are: {1} Current positon with PPMM? (Job/What you do) [2] Transunion Credit Report shows ~ $21K Revolvinmg Credit Balance debts (CC's). Loan is for $25K. Extra ~ $4K is consolidating-refinancing what other specific debts? [3} All Lending Club loans feature NO early payoff prepayment penalty. You selected 36-months repayment terms. In Y-E-A-R-S, how long do you intend to service (keep active) this loan before payoff? Lender 505570 USMC-RETIRED Sunday 08.29.2010	I am the Accounting Manager at PPMM and have been with the company for 4 years. Prior to that, I was Finance Director with another organization for 15 years. The other $4k is to pay IRS taxes. My goal is to pay off this loan within 3 years, if not before hand. Not sure if this would carry any weight, but my husband is a former USMC, served in Special Force Recon (1980-1984). We are honest people and want to pay off our debts without getting killed on interest. Semper Fi and thank you for your consideration. Best Regards.
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. What is PPMM? What do you do there? Thank you.	Sorry for the delay in response: Here is a list of each debt (total owed and monthly payment): JCPenney 7,000.00 250.00 HSBC 3,800.00 125.00 SallieMae 1,250.00 100.00 Chevron 980.00 100.00 Chase VISA 8,400.00 291.00 Taxes 3,500.00 170.00 Also, PPMM (Planned Parenthood Mar Monte) is a non-profit organization. I am the Accounting Manager and have been with the organization for 4 years. Prior to that, I was the Director of Finance at another non-profit organization for 15 years. Thank you for your consideration.
- Are you the sole wage earner in your household? If not, how much income does your spouse contribute?	No, my spouse contributes approximately $38k per year to our household. Thank you for your consideration.
I am interested in funding your loan. Can you please contact Lending Club and have your income verified? This will help to attract lender attention. Good Luck!	Good morning! I did submit documentation of my income with Lending Club which was reviewed and approved. I hope this helps. Thank you very much for your consideration.
IF LOAN DOESNT FULLY FUND WILL U ACCEPT THE PROCEEDS	Yes, I would accept the partial loan if the total loan is not fully funded. Thank you.

Member Payment Dependent Notes Series 572521

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572521	$16,000	$16,000	16.32%	1.00%	September 13, 2010	September 12, 2015	September 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572521. Member loan 572521 was requested on August 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	Darin A. Harden M.D. PLLC	Debt-to-income ratio:	12.95%
Length of employment:	< 1 year	Location:	LOUISVILLE, KY

Home town:
Current & past employers:	Darin A. Harden M.D. PLLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1988	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$52,427.00	Public Records On File:	0
Revolving Line Utilization:	70.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at Darin A. Harden M.D. PLLC?	I am the owner. I can't divulge any further information without getting too personal but thank you for asking!
Your Small Business category loan is 1 of 250 plus total loans Lending Club listed today for lender consideration. Lenders appreciate the borrowers providing basic DETAILS about their business? Start-up? Established? Products? Services? Targeted clientele? etc. A-N-D provide PURPOSES how, after a loan's origination fee deducted, their loan net proceeds are intended to be spent to benefit either borrower or business? Website upgrade? Inventory? Expansion? Advertising? Prepaid expenses? Renovating premises? Purchase either equipment or fixtures? "Floor" financing? Or exactly what? etc. Listing provided nothing to attract lenders interest and for them to commit $ to possibly help to fund your loan. A small Business category loan is always the hardest loan category to fully-fund because borrowers default rate is highest of all loan categories. Your loan currently remains 1st class genuine mystery to all lenders. You should provide loans basic Details and Purposes how a loan directly intended to benefit you. Minus basic information, realistically loan doesn't compete favorably for lenders available $. At end of borrower registration process exists the opportunity to add description details,purposes, miscellaneous etc to aid prospective lenders. Hope this lender very honest appraisal helps your loan to attract lenders $. Lender 505570 U S Marine Corps-RETIRED Virginia Bch, VA Monday 08.30.2010	Thank you for your input- not much guidance on the website! I am a physician in practice here x 14 yrs with a group and have split off on my own to solo prctice. In doing so have incurred a lot of start up costs// debt. Fortunately, I have been able to keep essentially all of my patients who are very loyal and supportive. Funds will be used to help pay staff, lease, insurance, computer and other equipment costs until cash flow from insurance and Medicare can become positive. (I have applied for a small business loan but that may take 3 to 4 more weeks.) Thanks for asking!
My questions are: {1} Answer my earlier email Subject: Small Business loan details and purposes? [2] Current positon with D. A. Harden M D PPLC? (Job/What you do) [3] Transunion Credit Report shows ~ $52K Revolvinmg Credit Balance debts (CC's). How much $ are you now paying per month on all credit card/other debts? [4} All Lending Club loans feature NO early payoff prepayment penalty. You selected 60-months repayment terms. In Y-E-A-R-S, how long do you intend to service (keep active) this loan before payoff? Lender 505570 USMC-RETIRED Monday 08.30.2010	I answered questions #1 and #2 on a previous email- check profile. The rest are personal (some of the cc debt is my wife's and shows up under my name) or cannot be foreseen at this time.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Thank you for your interest! Answer 1- Mortgage balance is $260,000. I have no HELOC. Answer 2- House has been appraised at $390,000 recently. Anticipating your next question: why not use a HELOC for financing? I started the process of that, got approved, but then could not get my wife to sign off on it (we are seperated-the house is in both our names). Thanks again (even if you don't finance my loan).
***SECOND REQUEST*** Your Small Business category loan is 1 of 250 plus total loans Lending Club listed today for lender consideration. Lenders appreciate the borrowers providing basic DETAILS about their business? Start-up? Established? Products? Services? Targeted clientele? etc. A-N-D provide PURPOSES how, after a loan's origination fee deducted, their loan net proceeds are intended to be spent to benefit either borrower or business? Website upgrade? Inventory? expansion? Advertising? Prepaid expenses? Renovating premises? Purchase equipment and/or fixtures? "Floor" financing? Or exactly what? etc. Listing provided nothing to attract lenders interest and for them to commit $ to possibly help fund your loan. Small Business category loan is always the hardest loan category to fully-fund because borrowers default rate is highest of all loan categories. Your loan currently remains 1st class genuine mystery to all lenders. You should provide loans basic Details and Purposes how a loan directly intended to benefit you. Minus basic information, realistically loan doesn't compete favorably for lenders available $. At end of borrower registration process exists the opportunity to add description details, purposes, miscellaneous etc to aid prospective lenders. Hope this lender very honest appraisal helps your loan to attract lenders $. Lender 505570 U S Marine Corps-RETIRED Virginia Bch, VA Tuesday 08.31.2010	I thought I answered this yesterday- sorry if I did not. I can't really give specifics at this time- it seems like there is always something I haven't thought of but here's what I know: My medical insurance is $3100 due 10/1. Disability will need to be paid again in November. I just got the phone bill yesterday for $400! This loan will not be directly benefitting me- it's going to keep my medical practice out of bankrupcy. I also have staff to pay at around $500 to $700 each per week. I also have the lease- presently negotiating but probably another 3 to $4000 per month. So, mainly- buying equipment, and covering costs until cash flow improves. In case you're wondering, I'm a neurologist. I have been unhappy in my group for some time. The group was bought by a local hospital and, for me, things were worse so I decided to leave. This is definitely a start-up. I started with my desk, bookshelves, and my patient list and that was about it! Another problem is that since I am a new "entity" I have to be re-credentialed with insurance companies and Medicare, so I can't even send in my charges and get paid. That should happen in the next 4 weeks or so. Medicare takes the longest (up to 3 months) and we sent my info in in June. I really appreciate your help and interest! (You're right- I need to add more details).
What is your current job at Daren A. Harden? And what is the business you wish to start? Thanks.	There must be a glitch in this system- I've been trying to add some info regarding this it appears other questions I've answered aren't showing up!!?? Anyway, thank you for asking and your interest- I am a neurologist so I am the physician/owner. I will be contacting the LendingClub folks and adding more info about the business. I recently left the group I have been with for 14 years to start my own practice and need money to pay staff and bills (like lease and insurance) and buy equipment until money from insurance and Medicare starts coming in (may take 3 months).
Would you mind giving us a brief description of your duties, how long you've worked for your current employer, and how long you've worked in your chosen field? Also, would you mind verifying your employment and income with Lending Club? I ask for 3 reasons: 1) makes investors feel more secure in their investment, 2) increases your chance of getting a fully funded loan, 3) your loan app gets funded faster. So it benefits us both. LC's support staff can be reached at "support@lendingclub.com" or (866) 754-4094. They will direct you on the specifics of how to do this, but it only involves sending a copy of your pay stubs or electronic deposit receipts. Best of luck with your application!	I have to be careful answering this question or I get too personal. I have been here 14 years- and will be doing the same thing but this is a new business (started on my own 1 month ago). I've been trying to add a better description to the profile but apparently it's considered not appropiate (too personal). I will be keeping the same clients and will have the same referral base. (I just broke away from the group that I was with for 14 years to go off on my own). I will be sending info in later today about income verification.
What is the business you are starting?	Medical practice/healthcare business
A revolving CC balance of 52K, please explain?	See my answer to the HELOC question. My reported balance is also tied to my wife who I am seperated from because the cc accounts are joint and have my name on them. We have not been able to pay down debt because we don't see eye-to-eye financially (among other things)- would never consider options such as debt consolidation or a HELOC to reduce those balances. With this new business and in control of my own finances, I expect that this will greatly improve.

Member Payment Dependent Notes Series 572546

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572546	$18,000	$18,000	13.23%	1.00%	September 13, 2010	September 12, 2015	September 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572546. Member loan 572546 was requested on August 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,917 / month
Current employer:	D and S Ltd	Debt-to-income ratio:	7.41%
Length of employment:	5 years	Location:	LAFAYETTE, LA

Home town:
Current & past employers:	D and S Ltd
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is D and S Ltd and what do you do there?	I am the IT manager for the company.
What is the home improvement are you planning?	Remodeling the kitchen on our home and buying appliances.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	My total mortgage balance is 395k. It is a construction loan. My construction home appraised at 465k. I will use the loan primarily to buy appliances for the kitchen. My other mortgage is for my prior home. It is currently rented at $1795 a month and the note on it is $1510 a month with a 172k balance. I do not have any equity loans. Just two mortgages on two houses.
My questions are: {1} Refer to Lender 365554 "Critical Miss QA exchange. Her question ..." What is D and S and what do you do there"... Your answer.." I am the IT manager for the compnay. Are'nt lenders missing something here? [2] All Lending Club loans feature an NO early payoff prepayment penalty. You selected 60-months repayment terms. In Y-E-A-R-S, how long do you intend to service (keep active) this loan before payoff? Lender 505570 USMC-RETIRED Sunday 08.29.2010	Regarding 1, I am not clear as to what you are asking. As for 2, of course I would like to payoff the loan early but I do not see that happening until 2 or 3 years out if at all.
Received reply. Third, and last, attempt to get meaningful answer from you to question: .."WHAT IS D AND S Ltd?" (What is so difficult about providing descritption of your employer?) Lender 505570 USMC-RETIRED Monday 08.30.2010	D&S Ltd is a debt collection and account receivables company. We have many call center type applications and I build and maintain these for the company. www.dandsltd.com is out website.
What is D and S Ltd?	It is a debt collection and account receivables company. I build and manage call center applications as well as other IT related projects for them. www.dandsltd.com is our website.
Loan listed 9 days; 31 pct funded. Reason why little funding because application still does not show Employment-Income verified and Credit Review was completed. Review Status does not show Approved for issue when 100 pct funded, or minimum 60 pct partially funded. and the 14 listing days expires. If contacted by a Credit Reviewer and income documents were submitted, you need to FOLLOW-UP. Ask Credit Reviewer why not completed? Why Review Status was not upgraded to Approved? If not contacted by a Credit Reviewer, you need to initiate contact ASAP. The Member Support email-toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support is open Mon - Fri 8AM - 5 PM PT; is closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7. Answering machine and Fax Machine available 24/7. Time is short for loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA TUESDAY 09.07.2010	Thanks for the information. I did call support, they said they have everything they need from me because I sent in all my documentation last week. However they are waiting on the form 4506 response from the IRS. He expects to validate my tax returns later today or tomorrow. So maybe the status will change be end of day tomorrow hopefully.

Member Payment Dependent Notes Series 572590

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572590	$5,000	$5,000	17.56%	1.00%	September 9, 2010	September 12, 2015	September 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572590. Member loan 572590 was requested on August 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,667 / month
Current employer:	n/a	Debt-to-income ratio:	9.38%
Length of employment:	10+ years	Location:	Riverside, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/29/10 > borrowing against current vehicle that is owned free and clear Borrower added on 09/01/10 > We also own another 1/2 acre property free and clear, but have not been able to sell it as of yet.

A credit bureau reported the following information about this borrower member on August 29, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1986	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,390.00	Public Records On File:	0
Revolving Line Utilization:	89.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	yes.
Please describe your employment situation. Thank you. "Yes" is not an acceptable answer.	I am employed and my husband is as well.
what are the 5 inquiries in the last half year? what do you work in?	I am a consultant in the beauty industry, my husband is a civil engineer, not sure what inquiries you are referring to...might be for car loan or refi on house.
Hello there, I am interested in financing your loan. But I need you to answer these questions first please: 1. Do you own the title to your home on *own name*? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The home is in my husbands name only and is financed through him.
are you self-employed? or what company do you work for? and what segment of "Beauty Industry" How long has the company been in business, and is your 10 years of employment with the same company? Also what's up with the $36,390.00 in revolving debt ( Revolving Line Utilization: 89.60%)? Thank you.	Been a consultant for 12 years in both medical and beauty industry. $ 36 is my husbands and due to being laid off after 25 years with a company was out of work for several months and needed to keep up with bills/house payments and 3 children plus my slow times last year. Is now employed and in the middle of refi/debt consolidation to alliviate stress in this house!!! unfortunately we too have been at the mercy of this awful economy.Thanks!

Member Payment Dependent Notes Series 572615

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572615	$10,000	$10,000	11.86%	1.00%	September 10, 2010	September 13, 2015	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572615. Member loan 572615 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	American Electric Power	Debt-to-income ratio:	22.04%
Length of employment:	10+ years	Location:	REYNOLDSBURG, OH

Home town:
Current & past employers:	American Electric Power
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/03/10 > This is a 100% guaranteed investment. I will NOT default on this loan. If you have any questions or concerns, please contact me and I will provide any information you need. Thank you!

A credit bureau reported the following information about this borrower member on August 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,316.00	Public Records On File:	0
Revolving Line Utilization:	56.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at AEP?	I'm a IT Senior Systems Analyst. I support all the accounting applications for AEP.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1) $230,000 2) $210,000
What will you use this loan for?	Payoff high interest rate credit cards. Consolidate in to one loan.
How did you accrue this debt? What are you contingency plans for paying off this debt in case of job loss, emergency, etc.? Thanks in advance for your answers	I did some home improvement projects. I have no problem paying the debt. However, they increased my rate to over 20%. I rather not pay them that much interest and pay the good people of this club instead.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	I'm going to pay off my chase account..they increased my interest rate to over 20%. The balance is $9600. Thank you for your interest in funding this loan for me. I do appreciate it.

Member Payment Dependent Notes Series 572669

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572669	$9,600	$9,600	11.86%	1.00%	September 9, 2010	September 12, 2015	September 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572669. Member loan 572669 was requested on August 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,458 / month
Current employer:	Tierra Antigua Apartments	Debt-to-income ratio:	8.83%
Length of employment:	< 1 year	Location:	Albuquerque, NM

Home town:
Current & past employers:	Tierra Antigua Apartments
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,911.00	Public Records On File:	0
Revolving Line Utilization:	59.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Tierra Antigua Apartments and where did you work prior to that?	I am the Assistant Manager. Prior to that I was the Assistant Manager for Sun Village apartments.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I have recently purchased it so the value and amount outstanding are currently the same. $109,000
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	AFTRA-SAG FCU CC: $4600 ish 7.9% - I currently pay $100-$150 per month depending on what I have available. WELLS FARGO 12%: $800 - $100 per month; more if I can CITICARD: 18% $3000 : $100-150 per month depending on what I have available BEST BUY 0%: $1000: $100 preferably I want to consolidate it all into one payment.
The majority of your debt is at or below the LC rate. Why are you consolidating the loans? Thank You	My monthly out goings are currently too high. Having one payment will enable me to have more to save more so that I can invest on improvements to my house.

Member Payment Dependent Notes Series 572730

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572730	$2,850	$2,850	13.61%	1.00%	September 10, 2010	September 16, 2013	September 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572730. Member loan 572730 was requested on September 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,000 / month
Current employer:	la's best afterschool program	Debt-to-income ratio:	10.20%
Length of employment:	2 years	Location:	los angeles, CA

Home town:
Current & past employers:	la's best afterschool program
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2006	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,085.00	Public Records On File:	0
Revolving Line Utilization:	60.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 572804

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572804	$7,575	$7,575	10.75%	1.00%	September 8, 2010	September 14, 2015	September 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572804. Member loan 572804 was requested on August 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,333 / month
Current employer:	Sundance Institute	Debt-to-income ratio:	10.39%
Length of employment:	2 years	Location:	Park City, UT

Home town:
Current & past employers:	Sundance Institute
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/31/10 > 2003 Ford Explorer XLT 4x4 66,635 miles, excellent condition, current blue book value $16,150

A credit bureau reported the following information about this borrower member on August 31, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,754.00	Public Records On File:	0
Revolving Line Utilization:	65.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 572849

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572849	$5,000	$5,000	13.98%	1.00%	September 10, 2010	September 13, 2013	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572849. Member loan 572849 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,167 / month
Current employer:	CREDIT SUISSE	Debt-to-income ratio:	16.11%
Length of employment:	3 years	Location:	JERSEY CITY, NJ

Home town:
Current & past employers:	CREDIT SUISSE
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	1
Revolving Line Utilization:	0.00%	Months Since Last Record:	36
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you please explain your public record from 3 years ago? Regards; Art	That record pertains to a FCNB credit card. In summary, FCNB went out of business around 2003. When this happened, I received a letter indicating that I had to pay my outstanding balance in full, which I did. Several years later I noticed that my wages were being garnished. On investigating, I found that the courts ordered the garnishment. I ended up paying a single debt twice- first to FCNB and then to a law firm that claimed they/their client owned the debt- and having the public record.
Please elaborate on the debt you are planning to consolidate, also I noticed your revolving credit balance = 0, does that mean you have no CC debt? Thanks	There are two credit card debts I want to consolidate- $3,000.00 (Visa) and $2,000.00 (American Express). I am not sure why you are unable to see the Visa balance under revolving debt. The American Express debt will not appear as it is my corporate card.

Member Payment Dependent Notes Series 572862

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572862	$10,000	$10,000	7.14%	1.00%	September 14, 2010	September 22, 2013	September 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572862. Member loan 572862 was requested on September 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,333 / month
Current employer:	LG Realty Advisors	Debt-to-income ratio:	6.38%
Length of employment:	< 1 year	Location:	Pittsburgh, PA

Home town:
Current & past employers:	LG Realty Advisors
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/08/10 > Hello there! I am an accountant and my husband is a commercial banker. We are forced to take a huge loss in selling our home and need funds to move. We have strong salaries with a low 24% Debt to Income ratio including our new rent payment AND this new loan payment. I can answer any questions you have!

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,469.00	Public Records On File:	0
Revolving Line Utilization:	10.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Will you be moving locally or long distance? What is LG Realty Advisors, and where did you work prior to that?	We are moving Raleigh, NC to Pittsburgh, PA. I work for a real estate investment firm in Pittsburgh. Prior to that, I worked for a banking consulting firm based in Raleigh.
is your husband working in PA? or staying in NC? How does his job fit in with this relocation?	His job opportunity is the reason for the move - it is a sizeable promotion for him. I was tired of traveling so extensively for my consulting job so I was fine to leave. I have been hired in Pittsburgh by the aforementioned real estate company.

Member Payment Dependent Notes Series 572896

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572896	$4,625	$4,625	11.12%	1.00%	September 8, 2010	September 13, 2015	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572896. Member loan 572896 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,167 / month
Current employer:	U.S. Army	Debt-to-income ratio:	14.31%
Length of employment:	3 years	Location:	Visalia, CA

Home town:
Current & past employers:	U.S. Army
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$479.00	Public Records On File:	0
Revolving Line Utilization:	17.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
How long do you plan on staying in the Army?	Type your answer here. I have been in for three years now, and I get out November of 2011
Re: Your loan application. Employing Service Branch: U S ARMY. My questions are:: (1) iF Active duty military: Provide current Rank?** a-n-d Pay Grade?; Enlisted Members Expiration Current Contract Date? (ETOS) (Officers are considered to be "Indefinite".) (2) Length of Employment shows as 03 years. Future intentions are to: Extend enlistment? Reenlist? Or what other options? (3) iF DoD Civilian Employee: Provide equivilent GS/WG Pay Grade, In-Step Level a-n-d current Position (Job/What you do) for employing military service branch? *"Company or Field Grade" Officer, "CO", "XO", "Senior Enlisted", "Higher Enlisted", "Career Military" generic terms do not provide L C civilian lenders anything useful to make their decision to help fund your loan. Semper Fidelis, USMC-RETIRED Lender 505570 Virginia Bch, VA MONDAY 08.30.2010	My rank is SPC E-4, and as of now i plan on getting out of the army and going to be a pharmacy technician, thank you

Member Payment Dependent Notes Series 572908

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572908	$15,000	$15,000	17.19%	1.00%	September 13, 2010	September 13, 2015	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572908. Member loan 572908 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Sectra NA	Debt-to-income ratio:	20.50%
Length of employment:	2 years	Location:	Shelton, CT

Home town:
Current & past employers:	Sectra NA
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,752.00	Public Records On File:	0
Revolving Line Utilization:	95.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Sectra NA and what do you do there?	Sectra NA stands for Sectra North America and we have offices all over the world. For more details about the company here is the website www.sectra.com. We do Imaging softwares for hospitals and Imaging centers. I work as a Senior Applications Developer in the Research & Development department and my day today work involves design and coding software, testing and supervise junior engineers.
please list all your debts wih their APR. which ones will be paid off with this loan?	GMAC Credit Card (Master Card) - $8760 @ 19.99 APR Walmart Credit Card (Discover Card) - $5717 @ 22.90 APR
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	(1) First Mortgage - $295,000 & Second Mortgage - $50000 (approximately) (2) When it is appraised during the mortgage loan it was $360,000 in 2008 and now it is somewhere around $310,000 (zillow) last time when I checked in last month.
How did you get into debt? How do you plan to get out?	vow.. will answer to this question will really make u to invest on my loan.. interesting how lendingclub can't screen the investors before posting question..
R U A 1 OR 2 INCOME FAMILY MONTHLY GROSS INCOME IS. IF LOAN DOESNT FULLY FUND WILL U ACCEPT THE PROCEEDS	I am a 1 income family and monthly gross is 110000 per year and soon to be 120000 per year by next month. As you could have seen I am never late in any of payments so far and ever. I am doing this to just consolidate some of my bills. If the loan doesn't fully fund I will still manage what I am paying today without any doubt.
cards you will pay off Total $14,477. Your Revolving Credit Balance= $40,752.00. Could you please explain what type of debts this is ($26,275) and how much you pay each month on each of your debts.	If you are not going to invest.. i really don't feel like answering.. becoz so far whoever asked me question didn't invest on me except one person.. for ur question.. i know how to manage my debt.. and even if this loan is not available for me i know how to manage and run my life.. thank u.. don't waste my time..

Member Payment Dependent Notes Series 572974

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572974	$10,750	$10,750	16.45%	1.00%	September 10, 2010	September 13, 2015	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572974. Member loan 572974 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,600 / month
Current employer:	TEKsystems	Debt-to-income ratio:	20.42%
Length of employment:	3 years	Location:	Owings Mills, MD

Home town:
Current & past employers:	TEKsystems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/31/10 > I am paying off 3 credit cards with my loan, all of which have high balances. The are listed below: Chase Master Card Balance=$4,900 APR= 23% Monthly Pmt=$150 Capital One Visa Balance=$3,700 APR=23% Monthly Pmt=$145 Target Visa CCARD Balance=$1,700 APR=18% Monthly Pmt=$125 Borrower added on 08/31/10 > I've worked at the same company for over 3 years as a research analyst. My firm is the largest IT staffing firm in the US. The goal of obtaining this loan is to consolidate my outstanding credit card debt and decrease my interest rate. Consolidating my debt into one loan payment will decrease my monthly payments by approximately $150. Borrower added on 08/31/10 > My net income is just over $2,600 per month. Monthly expeditures, including the above mentioned credit cards, currently equal $1,050 per month. This includes a car payment, student loan and a mortgage payment. I am married but the home is currently in my wife's name only. She is the primary bread winner so to speak and pays the majority of the mortgage. Borrower added on 09/01/10 > In regards to savings instruments: My wife and I have just over $7,000 in a "rainy day" savings account. I also have a 401k with just under $10,000 that I can borrow against if a need arises. Borrower added on 09/02/10 > My intention is to pay this loan off within 3 years. Borrower added on 09/03/10 > My wife and I currently owe $175k on our mortgage. The home was appraised about 9 month ago at $315k.

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	35
Revolving Credit Balance:	$8,899.00	Public Records On File:	0
Revolving Line Utilization:	84.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at TEKsystems?	My company provides IT staff augmentation services. I'm a research analyst. I analyze labor market trends in the various markets across the US where we have offices. I look at unemployment rates, wage rates and industry trends that could affect IT. I provide data and analysis for account managers in the field who in turn present findings to clients and help them to negotiate wage rates.
I am interested in funding your loan. Since this is a credit card refinancing loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	I am paying off 3 credit cards with my loan, all of which have high balances. The are listed below: Credit Card #1 Balance=$4,900 APR= 23% Credit Card #2 Balance=$3,700 APR=23% Credit Card #3 Balance=$1,700 APR=18%
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. What is your position at TEK? Thank you.	I am paying off 3 credit cards with my loan, all of which have high balances. The are listed below: Chase Master Card Balance=$4,900 APR= 23% Monthly Pmt=$150 Capital One Visa Balance=$3,700 APR=23% Monthly Pmt=$145 Target Visa CCARD Balance=$1,700 APR=18% Monthly Pmt=$125
- What is your monthly budget? Please list your expenditures. - How much do you save each month? - What are the balances / APRs on your debts and how much do you pay each month? - Do you have a plan for reducing your dependence on debt in the future? If so, what is it? Please be specific. - Are you the sole wage earner in your household? If not, how much income do you and your spouse contribute individually?	I am paying off 3 credit cards with my loan, all of which have high balances. The are listed below: Chase Master Card Balance=$4,900 APR= 23% Monthly Pmt=$150 Capital One Visa Balance=$3,700 APR=23% Monthly Pmt=$145 Target Visa CCARD Balance=$1,700 APR=18% Monthly Pmt=$125 I save approximately $200 each month. I plan on taking half of that savings to pay towards this loan so that it will be paid off quickly. I am not the sole wage earner in my household. My wife brings in an income of approximately $65,000 per year. And although I am not listed on the mortgage we do own our home.
Wifey's occupation? Employer/Position?	My wife is an O.R. Nurse with a large hospital. She's been there for 6 years and makes approximately $70,000 a year.
All L C loans feature NO $ penalty for loan early payoff. You selected 3-years payment term. IN Y-E-A-R-S, how long do you initially intend to service (keep active) thsis loan before payoff? Lender 505570 USMC-RETIRED Friday 09.03.2010	I have a 5 year term on the loan, however I hope to have it paid off sooner, possibly within 3 years.
Please pay your loan off faithfully. I am a single mother and my small part of this loan is precious to me and represents my college hopes for my two small children. Thank you.	I have all intentions of paying this loan off faithfully. I guard my credit extremely cautiously. I know what's it's like to have poor credit and it's taken me a long time to build it back up, I will do whatever it takes to pay this and any other obligation I may have.

Member Payment Dependent Notes Series 573005

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573005	$20,000	$20,000	16.82%	1.00%	September 13, 2010	September 13, 2015	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573005. Member loan 573005 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$24,167 / month
Current employer:	Cisco Systems	Debt-to-income ratio:	11.17%
Length of employment:	10+ years	Location:	Santa Clarita, CA

Home town:
Current & past employers:	Cisco Systems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/30/10 > This loan will help me consolidate my credit cards and have extra cash until my TAX return Borrower added on 08/30/10 > This loan will help consolidate some of my credit cards and provide additional cash until tax returns. I have always paid all debit and have no late payments. Borrower added on 09/09/10 > My current debit to income ratio is 40%; I have been with my employer for 13years

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1989	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,631.00	Public Records On File:	0
Revolving Line Utilization:	87.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	I am using the funds to pay down one credit card, Citi-bank which has increased the apr to 27% as well as help out with a some unexpected expenses from my sister's surgery. The card and all other bills are current.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	My home like many has negative equity by approximately 150,000
What is your position at Cisco? Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	I am a Senior Engineering manager and plan to use some of the funds to pay down Citibank, 27% and the rest to help out with expenses incurred due to my sister's illness. I will most likely pay off the first year.
Is your income 24,000 per month or per year? I would recommend verifying your income with Lending Club :)	yes it is. I am financially sound. However, pulling money from other sources could increase my taxable income dramatically
My questions are: (1) How did you accumulate $29,631 Revolving Credit Balance debts? A-N-D How much $ are you now paying per month for credit card/other debts? (2) All Lending Club loans offer NO penalty for early prepayment/payoff. You selected 5-years payment term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before payoff? Lender 505570 USMC-RETIRED Monday 08.30.2010	I did some home improvements that I planned to pay off next year but ran it a problem with my sisters illness
How long, in years, do you intend to keep this loan active?	I am not sure at this point. Atleast year and half
Hi, What's the current market value of your house? If you have a $150,000 negative equity on a doublewide that's significant, if it's a $3,000,000 home, not so much... Thanks. Sincerely, -LL Herndon, VA	650K
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Do you intend to pay this off early? Thanks.	My current debit ratio is less than 40% with everything of my gross. I am not sure how long I will keep the loan. I will at least keep it one year. I am borrowing the money because I had unexpected expenses that consumed my savings and I do not want to take money from funds where taxes have not been paid (i.e 401k, stock etc)
Transunion Credit Report shows $29,631 Revolving Credit Balance debts? How much $ are you now paying per month for credit card/other debts?	as indicated before my ratios are very low for total debit 40% of my gross. There is no problem paying the amount and paying off the loan
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	my home is 500 i owe 650k. 3326 payment.
Hi Couple of questions :1.) How is your sister doing now - has she recovered or would need more surgery/treatment ? 2.) Please list all your households' expenses, net househld income and any other debts like tax leins, child-care expenses, alimony etc. ? 2.) Please list all your debts, APRs, outstanding balances ? ps: You are a true brother of your sister.	for everything my backend ratio is less than 40%. As noted by my credit report, i have never been late on any payments.

Member Payment Dependent Notes Series 573020

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573020	$13,000	$13,000	16.32%	1.00%	September 14, 2010	September 13, 2015	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573020. Member loan 573020 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,000 / month
Current employer:	william backus hospital	Debt-to-income ratio:	21.47%
Length of employment:	9 years	Location:	norwich, CT

Home town:
Current & past employers:	william backus hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/27/10 > work full time with benefits over nine years. own house. had a loan from benefical loan and never missed a payment, have automatic withdrawl. dont know of any one public record on my behave. Borrower added on 07/27/10 > pay back term may be shorter pay back. Borrower added on 08/11/10 > employment for nines years at hospital in recovery room, paid weekly. invested with hospital over nines. have a 403b plan with employment. Borrower added on 08/11/10 > job is stable and good working business. Borrower added on 08/13/10 > good borrower make all payments on the due date for exact amount of every month and never late or short. Borrower added on 08/25/10 > own house with no mortgage land taxes every three months employment at hospital in recovery for nine years hold title and deed to house Borrower added on 08/31/10 > can give lending club my last several months paystubs copies for my employment. have been working a straight forty hours a week. Borrower added on 09/02/10 > could pay back loan less then the time. thanks all the investors that are funding me this loan. Borrower added on 09/04/10 > thanks for the investors who are helping me and my son get on our feet. Borrower added on 09/07/10 > lending club got verification of my employmnet for over nine years. Borrower added on 09/08/10 > dont have bad credit, bill companies understood why i was behind and we made agreements on how much i pay and never once have i been late. Borrower added on 09/08/10 > EMPLOYMENT IS SECURED IN RECOVERY ROOM. BEEN THERE FOR NINE YEARS. HAVE A PENSION AND SAVING PLAN WITH COMPANY.WORK A STRAIGHT 40 HOURS NIGHTS. HEALTHCARE FAULTIY. Borrower added on 09/08/10 > am invest ed with a ing direct retired plan. Borrower added on 09/09/10 > Ask any questions I will answer them back.

A credit bureau reported the following information about this borrower member on July 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,216.00	Public Records On File:	1
Revolving Line Utilization:	77.60%	Months Since Last Record:	96
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these questions first please: 1. Do you own the title to your home on *own name*? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	own title to house. zero mortgage. value is 175.oo
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	pay off credit cards and to cancel. pay off some medical expenses. get uniforms and books and tools for child tech school.
My question was specific; your response was not. Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	capital one (medical expenses chemo) 2500 dell 2000 household bank 3000 care credit card ( medicine) 2000 walmart 2300 hope this helps. total a month is withdrawl automatic from checking at 900 a month
are you recovered now? what sort of illness did you have?	very young son was sick two years ago. and doing well and no signs of treatment needed anymore. bills got overwhelmed and charge cards for his medical needs. i am healthly and no health problems.
Have you considered a home equity loan? With your house free and clear you should be able to get the funds you want at a much lower rate than 16.32%. Also, if you feel that the public record on your credit report is inaccurate, you should immediately work to get this removed as many lenders consider this a major red flag. Good luck.	no never considered a home equity loan. credit report is fair. i wouldnt ask for help if i didnt need it but when son got sick, had to take time off since he was little and changed my hours and night diff wasnt getting and now son is well and free of cancer and doing fantastic and now working nights again and for once i my life i need some help and i do not support the my life on welfare, and work real hard and my son comes first. so sorry i got alittle bit behind on bills.
Hello, Interested in investing in your loan would you please explain the public record on file?	cleared bankrupty over ten years ago, it has been cleared three years ago.

Member Payment Dependent Notes Series 573092

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573092	$25,000	$25,000	11.12%	1.00%	September 13, 2010	September 13, 2013	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573092. Member loan 573092 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	Barton Health	Debt-to-income ratio:	4.24%
Length of employment:	1 year	Location:	Stateline, NV

Home town:
Current & past employers:	Barton Health
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$591.00	Public Records On File:	0
Revolving Line Utilization:	4.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Barton Health?	I am a Physical Therapist
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Mortgage balance is 311k and it was appraised last month at 320k
What home improvements are you doing to your home with this loan?	Sorry so long for the reply. I got married this weekend. The loan will help us remodel our kitchen and master bathroom.
R UN A 1 OR 2 INCOME FAMILY. WHAT IS UR MONMTHLY GROSS INCOME	dual income family with monthly gross of about $10,500.

Member Payment Dependent Notes Series 573186

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573186	$14,000	$14,000	16.32%	1.00%	September 13, 2010	September 13, 2015	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573186. Member loan 573186 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Allstae Insurance	Debt-to-income ratio:	16.38%
Length of employment:	4 years	Location:	Citrus Heights, CA

Home town:
Current & past employers:	Allstae Insurance
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/31/10 > I am looking to consolidate my debit to one payment and pay off my credit cards, then I am looking at closing all but 1 card for emergency needs. Borrower added on 08/31/10 > I am currently in good standing w/ all my creditors. I have not had any deliquent payments on my accounts. Borrower added on 09/02/10 > My intereset rates on my credits have changed in the last 6 months from 8 % to vaired interest rates. Even though my payments have been over the monthly amount and on time. My new rates range from 16 % to almost 27%. I am looking purchse a home or condo by the end of next year and would like to consilidate my expenses to 1 interest rate and payment in hopes to save an additional $300.00 per month.

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	46
Revolving Credit Balance:	$10,366.00	Public Records On File:	0
Revolving Line Utilization:	80.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) Position with Allstate Ins Co.? (2) How did you accumulate ~$10,366 in Revolving Credit Card debts? A-N-D How much $ are you now paying per month on credit cards/other debts? (3) All LC loans offer NO $ penalty for prepayment/early loan payoff. You selected 5 years term payments. In Y-E-A-R-S, how long do you intend to service (keep active) this loan before payoff? Lender 505570 USMC-RETIRED Tuesday 08.31.2010?	Type your answer here. 1 - Casualty Claims Adjuster. 2. by using my credit cards while traveling for work, not all items could be expensed. 3. I am paying between 600 - 700 per month trying to make double payments. 4. I am hoping to may this loan off in 3 to 4 years.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Type your answer here. - Citibank - 4200.00 - Discover - 3200.00 - 2 Chase cards - 3300.00 - US Bank - 1200.00 - I have 2 smaller cards that I will be paying off myselft totalling 300.00

Member Payment Dependent Notes Series 573214

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573214	$7,000	$7,000	7.14%	1.00%	September 9, 2010	September 13, 2013	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573214. Member loan 573214 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,750 / month
Current employer:	Derby Dental Laboratory	Debt-to-income ratio:	13.15%
Length of employment:	7 years	Location:	Louisville, KY

Home town:
Current & past employers:	Derby Dental Laboratory
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/30/10 > Thanks for your consideration!!!

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$72,033.00	Public Records On File:	0
Revolving Line Utilization:	13.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you plan to purchase with this loan? Art	Hi. I'm planning to purchase a boat with this money. My intention was to save some money and buy one in a year or so but a great deal has come along on a boat of a coworker's that I am already familiar with so I feel like I can't pass it up! Thanks for your consideration!
Please provide details of your 72K revolving credit balance. Thanks.	I recently purchased a "camp" at a lake. It's an unmovable mobile home that has been added onto to turn it into a small home. Banks will not give you a traditional mortgage for this type of propert. Thanks for your consideration!

Member Payment Dependent Notes Series 573265

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573265	$25,000	$25,000	11.86%	1.00%	September 13, 2010	September 13, 2013	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573265. Member loan 573265 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,833 / month
Current employer:	Diagnostic Radiology Specialists PA	Debt-to-income ratio:	15.95%
Length of employment:	7 years	Location:	NEW PORT RICHEY, FL

Home town:
Current & past employers:	Diagnostic Radiology Specialists PA
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	27
Revolving Credit Balance:	$35,783.00	Public Records On File:	0
Revolving Line Utilization:	63.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) Why is loan relisted? (2) Position with DRS, PA? (MD? CEO? COO? Combination of any? Or what?) (3) How did you accumulate ~$35K in Revolving Credit Card debts? A-N-D How much $ are you now paying per month on credit cards/other debts? (4) All LC loans offer NO $ penalty for prepayment/early loan payoff. You selected 3 years term payments. In YEARS, how long do you intend to service (keep active) this loan before payoff? Lender 505570 USMC-RETIRED Tuesday 08.31.2010?	1. I originally listed the loan on 8/20/10, I had never dealt with a company like this and wasn't sure if this process was right for me and asked to have the loan removed from the site on 8/21/10. On 8/27/10 after thinking about it I decided I wanted to give it a try and asked to have it relisted. Yesterday, 8/30/10 Lending Club responded to my email from 10 days earlier by removing the loan AGAIN in error. 2. COO 3. Several years of CC debt. I now pay about $1600-$2000 per month on my CC's. 4. I intend to pay the loan off in 2-3 years.
Received reply, thanks. Lending Club excellent opportunity consolidate/refinance higher interest debts and per month save $ better utilized other wothwhile purposes. Virtualy all heathcare employed borrowers loans 100 pct fund. Remember loan will be listed until 100 pct funded or 14-days time expires, which ever occurs first. Loans that achieve minimum 60 pct funded are eligible to be partial issued after 14-days listing time expires. Check bank account. Determine if L C "Test" W/D occured to veriftv bank account. (Always < $1). AFTER W/D posts, then you can contact Home Office Member Support Department (Credit Review) for commence required employment-income verification. Lender 505570 USMC-RETIRED Tuesday 08.31.2010	Thank you for the information. I did verify my bank account earlier this week so that step is already done and I'm submitting my paycheck stubs and tax info this morning.
Loan listed 4 days; 15 pct funded. Reason why little funding because application still does not show Employment-Income verified and Credit Review was completed. Review Status does not show Approved for issue when 100 pct funded, or minimum 60 pct partially funded. and the 14 listing days expires. If contacted by a Credit Reviewer and income documents were submitted, you need to FOLLOW-UP. Ask Credit Reviewer why not completed? Why Review Status was not upgraded to Approved? If not contacted by a Credit Reviewer, you need to initiate contact ASAP. The Member Support email-toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support is open Mon - Fri 8AM - 5 PM PT; is closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7. Answering machine and Fax Machine available 24/7. Clock is ticking; time becoming short for loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA Thursday 09.02.2010	I'm actually working on the documents now that the credit review team requested Tuesday evening. They will have everything they need in about an hour from me and I will follow up with them if the status has not been updated by the end of day. Thanks for the info!

Member Payment Dependent Notes Series 573268

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573268	$4,200	$4,200	7.88%	1.00%	September 13, 2010	September 13, 2015	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573268. Member loan 573268 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,750 / month
Current employer:	City of San Francisco	Debt-to-income ratio:	8.99%
Length of employment:	10+ years	Location:	Vallejo, CA

Home town:
Current & past employers:	City of San Francisco
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/30/10 > The loan would be used to purchase a used automobile on EBay. I am the Superintendent for Operations and maintenance for the SFPUC Wastewater Enterprise. I have worked for San Francisco for over 11 years.

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,632.00	Public Records On File:	0
Revolving Line Utilization:	15.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 573275

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573275	$4,750	$4,750	15.21%	1.00%	September 9, 2010	September 13, 2015	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573275. Member loan 573275 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,300 / month
Current employer:	Monro	Debt-to-income ratio:	22.65%
Length of employment:	< 1 year	Location:	Huron, OH

Home town:
Current & past employers:	Monro
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	16
Revolving Credit Balance:	$8,934.00	Public Records On File:	1
Revolving Line Utilization:	69.30%	Months Since Last Record:	100
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Total loan is 154k and was appraised two years ago for 170k. I know for a small loan amount I could get a home equity loan, but I wanted to leave that open if I ever needed it for something major in the future. Also with the new kitchen it will be worth even more. Thanks

Member Payment Dependent Notes Series 573279

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573279	$15,000	$15,000	11.12%	1.00%	September 9, 2010	September 14, 2013	September 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573279. Member loan 573279 was requested on August 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	WWL TV	Debt-to-income ratio:	16.04%
Length of employment:	1 year	Location:	New Orleans, LA

Home town:
Current & past employers:	WWL TV
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/31/10 > The loan will be used to fund a home-based health & wellness business.

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	76
Revolving Credit Balance:	$555.00	Public Records On File:	0
Revolving Line Utilization:	4.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you please give more details on what the money will be used for? Thank you.	We plan to invest $3,0000 in marketing materials including a professional website TheBreesWay.com. The rest of the money will strategically invested grassroots promotional opportunities throughout the year.

Member Payment Dependent Notes Series 573293

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573293	$4,500	$4,500	14.72%	1.00%	September 8, 2010	September 13, 2013	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573293. Member loan 573293 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,200 / month
Current employer:	Walmart.com	Debt-to-income ratio:	18.91%
Length of employment:	< 1 year	Location:	San Francisco, CA

Home town:
Current & past employers:	Walmart.com
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	18	Months Since Last Delinquency:	6
Revolving Credit Balance:	$1,212.00	Public Records On File:	0
Revolving Line Utilization:	52.58%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 573515

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573515	$16,000	$16,000	17.56%	1.00%	September 14, 2010	September 14, 2015	September 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573515. Member loan 573515 was requested on August 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$25,333 / month
Current employer:	Halliburton	Debt-to-income ratio:	3.71%
Length of employment:	10+ years	Location:	Katy, TX

Home town:
Current & past employers:	Halliburton
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/01/10 > This loan is partially debt consolidation, and partly home repair/improvement. The debts are listed below, I will add more details when possible. The rest of the loan will go towards things I need to fix on my home before I can refinance, such as a new roof. Merrick card : $3000 Rooms to go account: $2500 Discover card: $1200 Macys card: $1000

A credit bureau reported the following information about this borrower member on August 31, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,936.00	Public Records On File:	0
Revolving Line Utilization:	28.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
[1] How long have you worked for your employer, and what is your current position? [2] What SPECIFIC debts of yours that are not included in Transunion Credit Report total debts? [3] How do you plan to pay back this loan? With your own salary only, or other sources (e.g. spouse's income) as well? [4] What is your monthly budget? How much do you save each month? [5] Have you tried other methods/places (e.g. prosper, banks, etc) to acquire a loan? Why here? Your answers will help ALL lenders to make their informed decisions.	I have worked at Halliburton for approximately 11 years, my position is Procurement, Material, & Logistics Manager. I am not clear what is listed on the report, but have approximately $7K in outstanding debt. The rest would be used on home repairs and closing cost on refinancing. I intend on paying this back early with my salary, hopefully in less than 1 year. I have been working oversea's for the last 3 years, and yes I was making approximately $25K per month gross (This includes housing cost, airfare, etc. Net was a little over $12K per month. I am starting another oversea's position in late October. Also I had put most of my saved money into an investment in a recently insolvent business. I have not tried other methods, and assumed that I was applying to a bank.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	All of my money was invested in a business that failed. I need the $16K because I have a tight window to have everything completed.
Hi, 1) How much do you owe on your home? Mortgage HELOCs 2) What is your home currently worth? 3) How much will you be saving with the refinance on your mortgage? Thanks in advance for answering my questions. Sincerely , -LL Herndon, VA	I owe $182K on my home with a 6.5% interest rate, refinancing would save me approximately $85K in interest. My house is appraised at $230K.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello, The balance is $181k, no HELOC, and market value is is $230k. Thanks

Member Payment Dependent Notes Series 573552

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573552	$5,000	$5,000	11.49%	1.00%	September 9, 2010	September 19, 2013	September 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573552. Member loan 573552 was requested on September 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	d2o dental	Debt-to-income ratio:	22.25%
Length of employment:	< 1 year	Location:	Elk Grove, CA

Home town:
Current & past employers:	d2o dental
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 31, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,146.00	Public Records On File:	1
Revolving Line Utilization:	62.70%	Months Since Last Record:	101
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What credit cards and balances are you currently carrying? Also, what amount of the prinicipal balance do you pay monthly?	Mastercard $3900 min monthly $35.00 I pay $200.00 Visa $1900 min monthly 25.00 I pay $150-200.00 Mastercard $ 1800 min monthly 30.00 I pay $150-200.00 Kohls $490.80 min monthly $15 I pay $150 No
Hi, can you please provide a description of what this loan will cover? And what your current total monthly payments are and if you are late on any of your current bills? thanks!	Loan is for debt consolidation, I am not late on any of them and have not been in the past. My monthly min payments are currently about $130.-150, however, I usually try to pay close to $500.00 a month towards them. This consolidation would make my life easier in submitting and lowering interest somewhat. Thank you

Member Payment Dependent Notes Series 573573

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573573	$10,000	$10,000	7.88%	1.00%	September 8, 2010	September 14, 2013	September 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573573. Member loan 573573 was requested on August 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,167 / month
Current employer:	NRI	Debt-to-income ratio:	10.44%
Length of employment:	10+ years	Location:	Brooklyn, NY

Home town:
Current & past employers:	NRI
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/31/10 > My wife and I purchased a timeshare in Hawaii. Diamond Resort International can only finance at 17.9% over 10 years. This loan will be used to pay off the timeshare purchase to get a better rate and term. This will be the second timeshare that we purchased. The first timeshare was purchased in 2001 and was paid in full 18 months earlier than promised. We also purchased a membership in Direct Buy. That too was paid in full earlier than promised. November 2010 will mark the 15th year at a printing solutions provider that is over 100 years old and my wife has past her 9th year of employment at a major NYC hospital.

A credit bureau reported the following information about this borrower member on August 31, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,421.00	Public Records On File:	0
Revolving Line Utilization:	25.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Do you plan on paying this loan off early?	I do not plan on paying this one off early. Thanks for your interest.

Member Payment Dependent Notes Series 573592

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573592	$10,000	$10,000	11.12%	1.00%	September 9, 2010	September 15, 2013	September 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573592. Member loan 573592 was requested on September 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	UPS	Debt-to-income ratio:	4.69%
Length of employment:	10+ years	Location:	Portland, OR

Home town:
Current & past employers:	UPS
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 31, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,311.00	Public Records On File:	0
Revolving Line Utilization:	26.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 573608

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573608	$12,000	$12,000	10.75%	1.00%	September 9, 2010	September 14, 2013	September 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573608. Member loan 573608 was requested on August 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	pier 1 imports	Debt-to-income ratio:	6.26%
Length of employment:	10+ years	Location:	San Marcos, CA

Home town:
Current & past employers:	pier 1 imports
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/31/10 > The purpose of this loan is to consolidate wedding debt. I have no installment loans, nor any other liabilities. I have been employed with my company for over 11 years.

A credit bureau reported the following information about this borrower member on August 31, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	72
Revolving Credit Balance:	$16,480.00	Public Records On File:	0
Revolving Line Utilization:	43.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Hi, all debts will be paid off with this loan with a little to spare. All debts are credit/revolving accounts used primarily to fund my recent wedding. Current debts are $2301 at 15.99%, $2844 at 17.24%, $4668 at 14.65%, and $1188 at a promotional 0% interest. Thank you for your consideration.
I understand your desire to consolidate existing debt -- has anything occured to avoid accruing new debt?	Hi, I recently paid off my auto loan and have those additional monies to put toward debt consolidation.

Member Payment Dependent Notes Series 573635

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573635	$3,500	$3,500	13.61%	1.00%	September 8, 2010	September 14, 2013	September 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573635. Member loan 573635 was requested on August 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	Scott B Murray, DMD	Debt-to-income ratio:	10.82%
Length of employment:	4 years	Location:	Visalia, CA

Home town:
Current & past employers:	Scott B Murray, DMD
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 31, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	67
Revolving Credit Balance:	$7,331.00	Public Records On File:	1
Revolving Line Utilization:	67.90%	Months Since Last Record:	86
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 573638

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573638	$10,000	$10,000	15.58%	1.00%	September 9, 2010	September 14, 2013	September 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573638. Member loan 573638 was requested on August 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Delaware Flooring Re:Source	Debt-to-income ratio:	14.78%
Length of employment:	2 years	Location:	Wilmington, DE

Home town:
Current & past employers:	Delaware Flooring Re:Source
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/31/10 > If I receive this loan I will be able to fully pay off my credit cards and be able to have one much lower monthly payment. I have very few expenses as I live at home in order to pay down my debt and save money for a future house. If you have any questions please feel free to ask.

A credit bureau reported the following information about this borrower member on August 31, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	18	Months Since Last Delinquency:	7
Revolving Credit Balance:	$9,526.00	Public Records On File:	0
Revolving Line Utilization:	73.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	All of my debts are credit cards and the following will be paid in full: Bank of America-4100 apr 29.99 AMEX-2500 apr 17.99 Discover-1600 apr 16.99 Wilmington Trust-1600 apr 16.99 The following has 0 interest until june 2011 and will be the only debt not paid in full: Capitol One-940. If you need anymore information please don't hesitate to ask.
- What is your monthly budget? Please list your expenditures. - How much do you save each month? - What are the balances / APRs on your debts and how much do you pay each month? - Do you have a plan for reducing your dependence on debt in the future? If so, what is it? Please be specific. - Are you the sole wage earner in your household? If not, how much income do you and your spouse contribute individually?	My monthly income is about 2400 net every month and live at home with my father in order to not have many monthly expenses. All of my debt is from finishing college which I know is not a good idea to put on a credit card but I had no choice. So avoiding debt in the future will be easy for me as I did not run this debt up on frivolous purchases or an uncontrollable life style. My expenses are just my car 378 a month insurance 125 a month and I give my dad 250 a month just to help out with food. I also have misc expenses of about 250 a month and try to save what I can. Please let me know if you have any other questions.
Please explain/describe the reasons behind your two delinquencies. Thank you.	My two delinquencies are as follows: One is for a best buy card that I thought I had sent the payment of $25 in but they said that it was late. This was in september of 2008. The second was the last payment on a student loan that my father was suppose to be paying and was for $50.00 and as soon as I saw it on my credit report I payed the loan in full. This was in December of 2009. If you would like any other information please feel free to ask. Thank you.
I am interested in funding your loan. Send your wage verification to lending club this will help you get funding faster. Good luck.	Due to the holiday weekend I was late sending my information in however as of tonight they have everything that they need. Thank you for the heads up.

Member Payment Dependent Notes Series 573675

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573675	$10,000	$10,000	11.49%	1.00%	September 14, 2010	September 14, 2015	September 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573675. Member loan 573675 was requested on August 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$13,366 / month
Current employer:	Kinetic Underground, Inc	Debt-to-income ratio:	9.39%
Length of employment:	10+ years	Location:	Richmond Hill, NY

Home town:
Current & past employers:	Kinetic Underground, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 31, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,792.00	Public Records On File:	0
Revolving Line Utilization:	48.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) What is position (Job/What you do) for Kinetic Underground? (2) Transunion Credit Report shows $29,792 Revolving Credit Balance. How did you accumulate credit card debts? a-n-d How much $ are you now paying per month for credit card/other debts? (3) All Lending Club loans feature NO $ penalty for loan early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) loan before payoff? Lender 505570 USMC-RETIRED Tuesday 08.31.2010	My company and I have co-developed numerous children???s properties, toys and media for global brands such as KISS, Star Wars, Sesame Street, Shining Stars, Jump Start, T-ink, Toynami, Inc and X-Plus Co Ltd The majority of the debts are expenses directly related to my company. My recurring monthly business and personal expenses average around $2500. I anticipate paying off the loan after the application exceeds its break-even point.
Do you have any details about the plan. What are the business cost for you to work on this application? Who is going to use the app? How much will you charge for it? How many do you expect to sell? Do you have income besides the possible business income from this work? Do you have other Debt to clear?	The application is designed for parents to use with their toddlers and preschoolers. Applications for children in this age range typically retail for $2.99 and sell in the hundreds of thousands range over several platforms. The money in this loan will be used to promote and market the application. I have a completely separate line of revenue from my business that covers my other business expenses. This loan is specifically for this project.
Hi, I'm interested in financing your loan. Please describe your job, and what you plan on doing with this loan exactly. Thanks	The company I founded is a visual entertainment and licensing corporation. Our focus is on creating and licensing intellectual properties and cutting edge technology for youth-oriented consumer products for television, film, toys and video game industries. Over the last ten years we have established ourselves as one of the most sought after graphic boutiques, working with established companies such as Capcom, Bandai/Namco, Hasbro, Sesame Workshop, Art Asylum and Abrams/Gentile Entertainment. The application is being design by my in-house team of designers, so the loan would be used for marketing and promotions.
Can you tell us a bit about your business? Is this the source of your salary or a side business?	My company is a full service visual entertainment S corporation in New York City. We develop and produce youth oriented consumer products and family branded entertainment. We have assisted a number of global companies by creating and developing many of their best selling products and brands. I have directed various creative teams in successfully developing new brand enhancing concepts and designs for various properties. We also create unique graphic elements for merchandise, promotional efforts and online campaigns, as well as provide guidance to companies interested in licensing their brands.
Hello. I am intersted in your loan.Can you please answer the following questions? 1. Describe your position at your current employer. 2. What will the funds be used for? Testing? Developers? Thank you.	1. I coordinate and oversee both business and creative initiatives for my business. One of my roles is to interpret a client's vision and then develop creative approaches and strategies that align with that vision. 2. My team of designers are currently handling the design and development,so the loan will primarily be used for the marketing and advertising of the application.

Member Payment Dependent Notes Series 573683

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573683	$16,000	$16,000	10.38%	1.00%	September 8, 2010	September 15, 2013	September 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573683. Member loan 573683 was requested on September 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	state of texas	Debt-to-income ratio:	15.92%
Length of employment:	10+ years	Location:	victoria, TX

Home town:
Current & past employers:	state of texas
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1985	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	32
Revolving Credit Balance:	$9,322.00	Public Records On File:	0
Revolving Line Utilization:	15.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What debts do you plan on paying off with the requested $16,000?	Type your answer here. credit cards after paying for 2 weddings
Please describe your position with the State of Texas. Also, please tell us what debts you are planning on paying off with the loan proceeds. Thank you.	Type your answer here....district judge....paying off redit cards after paying for 2 weddings

Member Payment Dependent Notes Series 573735

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573735	$10,000	$10,000	13.98%	1.00%	September 14, 2010	September 14, 2015	September 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573735. Member loan 573735 was requested on August 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Covenant House	Debt-to-income ratio:	9.11%
Length of employment:	3 years	Location:	New York, NY

Home town:
Current & past employers:	Covenant House
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 31, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1991	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	39
Revolving Credit Balance:	$29,771.00	Public Records On File:	0
Revolving Line Utilization:	80.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1. Where are you moving to? 2. Have you started looking for work yet in your new location? 3. Have you provided lending club with your old and new address and other contact information?	I am moving from NYC, (Manhattan) to a NJ suburb and will be continuing my current employment as a nurse practitioner with my current medical service. Lending Club has all of my information regarding addresses and will be updated immediately if there are any changes.
My questions are: (1) Why $10K to move? (Specific answer please.) (2) What is position (Job/What you do) for Covenant House? (3) Transunion Credit Report shows $29,771 Revolving Credit Balance. How did you accumulate credit card debts? a-n-d How much $ are you now paying per month for credit card/other debts? (4) All Lending Club loans feature NO $ penalty for loan early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) loan before payoff? Lender 505570 USMC-RETIRED Wednesday 09.01.2010	The loan amount will be covering many expenses including, moving costs, intial furnishing, deposits for new school/childcare services, apartment deposit/security and transportation expenses among others. I am a psychiatric consultant in a mental health day program at Covenant House. My credit card debt was accumulated over many years usually through larger purchases and a few family emergencies requiring immediate traveling. I pay approximately $700 monthly. I chose a 5 year term to receive an initial lower monthly payment, however I realistically intent to pay this loan off in 3-4 years.
R U A 1 OR 2 INCOME FAMILY. IF LOAN DOESNT FULLY FUND WILL U ACCEPT THE PROCEEDS	We are a 2 income family with monthly gross of approximately 11,000. If the load does not fully fund, I will accept the proceeds. Thank you for your question.

Member Payment Dependent Notes Series 573773

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573773	$5,400	$5,400	15.21%	1.00%	September 8, 2010	September 17, 2013	September 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573773. Member loan 573773 was requested on September 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,385 / month
Current employer:	Merrill Lynch	Debt-to-income ratio:	12.54%
Length of employment:	10+ years	Location:	WASHINGTON, DC

Home town:
Current & past employers:	Merrill Lynch
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 3, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	57
Revolving Credit Balance:	$2,940.00	Public Records On File:	0
Revolving Line Utilization:	34.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at Merrill Lynch?	I am a Client Associate, working with Financial Advisors. I also have a part-time job waiting tables, which accounts for an additional income of roughly $5000 a year.
My questions are: (1) Transunion Credit Report shows $2,940 Revolving Credit Balance. How much $ are you now paying per month for credit card/other debts? (2) All Lending Club loans feature NO $ penalty for loan early payoff. You selected 3-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) loan before payoff? Lender 505570 USMC-RETIRED FRIDAY 09.03.2010	For credit cards, my minimum monthly payment is about $450 per month. I try to make additional payments each month. Through the Bank of America/Merrill Associate program (for employees) they have, at my request, suspended my cards in order to reduce my interest rate, so that I may pay them off more quickly. I have no other debts to speak of, unless you were to count rent, cell and cable monthly payments. I would like to pay off the loan prior to the 3 year deadline. With the amount I'm taking, I feel this could be easily accomplished, as I'm making ridding myself of any/all debt my number one priority.

Member Payment Dependent Notes Series 573788

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573788	$8,500	$8,500	18.30%	1.00%	September 13, 2010	September 14, 2015	September 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573788. Member loan 573788 was requested on August 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Citryst	Debt-to-income ratio:	14.74%
Length of employment:	1 year	Location:	huntington beach, CA

Home town:
Current & past employers:	Citryst
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/31/10 > I just recently leased a car from Toyota to help my sister out. Since I already have a vehicle loan out the banks don't think I should have another one. I have a very good credit score and have very stable income. I just need a little help to get out of my beater and into a better car. Thanks! Alex

A credit bureau reported the following information about this borrower member on August 31, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,884.00	Public Records On File:	0
Revolving Line Utilization:	94.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please pay your loan off faithfully. My small part of this loan is precious to me and represents my college hopes for my two small children. Thank you.	I have never missed a credit card or car payment in my life. I am a college graduate with a full time job and have demonstrated a lot of financial responsibility since i was 18 years old. If it weren't for the Toyota I leased for my sister, I would have no problem getting a loan through a credit union at a competitive rate. I won't let you down.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I don't have a mortgage. I moved back home with my parents and help them out their mortgage. I give them $500 a month. I will not disclose the details of their mortgage as it is not relevant to my loan or credit score. Thanks, Alex
What is citryst and what do you do there?	It is a restaurant and I am the general manager. I have a degree in communications and over a year of experience working for a marketing firm. I left the company to take up this job offer and have been working here for over a year.

Member Payment Dependent Notes Series 573795

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573795	$10,000	$10,000	14.72%	1.00%	September 8, 2010	September 14, 2013	September 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573795. Member loan 573795 was requested on August 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Antelope Valley College	Debt-to-income ratio:	12.63%
Length of employment:	7 years	Location:	Palmdale, CA

Home town:
Current & past employers:	Antelope Valley College
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 31, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,271.00	Public Records On File:	0
Revolving Line Utilization:	37.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 573817

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573817	$16,750	$16,750	11.86%	1.00%	September 14, 2010	September 14, 2015	September 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573817. Member loan 573817 was requested on August 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,200 / month
Current employer:	mncppc	Debt-to-income ratio:	13.74%
Length of employment:	10+ years	Location:	laurel, MD

Home town:
Current & past employers:	mncppc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/31/10 > want to pay off credit cards Borrower added on 09/08/10 > please help me cut up my high interest credit card so i can give them back to the bank and close credit card accounts Borrower added on 09/10/10 > I just want to thank the investors and future investor for helpping me to line up the finances to place it in one loan that will help me and my family see the light better thank you Borrower added on 09/11/10 > we are almost there thank you all from the botom of my heart Borrower added on 09/12/10 > almost there i promise i will never let anyone down Borrower added on 09/13/10 > one more day lets bunp it up to what i need thank you Borrower added on 09/13/10 > need a more to cover my third card if you find it in your heart god bless and thank you all again

A credit bureau reported the following information about this borrower member on August 31, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,842.00	Public Records On File:	0
Revolving Line Utilization:	51.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, Couple of questions :1.) Please list all your households' expenses, net househld income and any other debts like tax leins, child-care expenses, alimony etc. ? 2.) Please list all your debts, APRs, outstanding balances ?	house mortgage is 1376.20 per month the credit card dets is 10000.00 and 2500.00 and 2500.00 i also have a truck payment at 243.00 a month car payment at 127.00 per month car is almost payed off truck has three more years payments no child care expences have a stay at home mom I have been working at my job for 24 years i am the oly working parent my net in come is 2800.00per month my largest credit card amount apr ia 24.99 % second one is 13.99% third one is 19.00% that why i am asking to consolidate them into one payment to help make it easer to manage i promise i will not let the investers down thank you for asking if you have any other questios feel free to ask
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	my mortgage monthly amount is 1376.20 truck payment is 243.00 per month have 3 years left on that loan car is 127 .00 almost done with that loan i am the only income for my family car ins.is 1200.00 per year for both vehicles tv,phone,internet,cell phone all in one package 265.00 per month food is 200.00 every two weeksno gym no child care cost one credit card is 10,000.00 at 24.99% second card is 2,500.00 at 13.99% third card is 10.99% at 2,500.00
Adding up all you expenses, including this loan, it totals MORE than $2,800/month which is your take home pay. How will you swing that? Thanks.	the perpose of the loan is to consolidate to lower my dept racial to where i can handle it better
Still doesn't add up. If you total all of your current household expenses (not including any credit card payments), it totals over $2,500 and then adding this loan would be over $2,800 which is more than your monthly take home. How does that work?	i do make overtime i do work a lot as well i do side jobs when available one credit card i am paying 400.00 a month and its not going down with this loan at 371.41 per month for all three credit card i have requested the amount to consolidate all dept car and truck loan as well but was only told i can get approved for 16750.00 not 25000.00 so i am trying to make things work thats why i was asking for help or trying for this loan

Member Payment Dependent Notes Series 573819

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573819	$5,600	$5,600	17.56%	1.00%	September 13, 2010	September 20, 2015	September 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573819. Member loan 573819 was requested on September 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	Penna. American water co.	Debt-to-income ratio:	7.54%
Length of employment:	4 years	Location:	wilkes barre, PA

Home town:
Current & past employers:	Penna. American water co.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2007	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	4	Months Since Last Delinquency:	21
Revolving Credit Balance:	$393.00	Public Records On File:	0
Revolving Line Utilization:	30.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	$48k in mortgage loans and current market value from zillow says $63k however was appraised recently prior to remodeling at 75k, no HELOC.
What is Penna. American water co. and what do you do there?	Pennsylvania American water co. is a utility company that supplies water to areas in Pennsylvania and also in other states all across the US and I am a service technician.
My questions are: (1) What is $5,600 "Major Purchase" this loan will fund? (2) All Lending Club loans feature NO $ penalty for early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before final payoff? ("As soon as possible" tells lenders absolutely NOTHING useful; but an approximate number of years is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED MONDAY 09.06.2010	I recently purchased and engagement ring for my girlfriend. At the time of the purchase I had a hard time with other financial institutes approving me for a loan for the ring. I ended up paying cash for the ring, which was a big hit to my savings account. This loan is mostly for me to rebuild a safety net and also help with my line of credit. I hope to have it paid off in 3-4 years.

Member Payment Dependent Notes Series 573874

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573874	$5,600	$5,600	13.98%	1.00%	September 13, 2010	September 14, 2013	September 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573874. Member loan 573874 was requested on August 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,003 / month
Current employer:	n/a	Debt-to-income ratio:	9.84%
Length of employment:	6 years	Location:	FEDERAL WAY, WA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/31/10 > My reason for applying for this loan is to consolidate 2009 tax debt and unexpected medical expense debt. In the last two quarters of 2009, my speech therapy practice grew faster than I had anticipated and I did not adjust my estimated tax payments accordingly. I ended up with $5,000 in tax debt. I had some savings to pay a large part of this debt, but unfortunately my husband had to have an unexpected surgery in April, depleting our savings and leaving us with almost $2,000.00 in medical bills. I have made payment agreements with both the IRS and our medical provider but the monthly payments are putting very tight constraints on our monthly cash flow. I am looking to refinance this debt for a short term (36 months at much lower monthly payments) in order to create some space in our monthly cash flow and and allowing us to stay current on our 2010 quarterly estimated tax payments as well as build up savings for future unexpected expenses. This loan would not be additional debt, we are looking to convert some high monthly payments into more manageable monthly payments. My approximate monthly budget : Income: $8,600.00 +/- (net of business expenses including health/dental insurance and tax withholding) Mortgage $2,298.00 Groceries $800.00 Insurance (auto/life) $320.00 Utilities: $650.00 (including internet & cell phone) Auto/ Fuel $220.00 Childcare: $400 Credit Card Payments: $572.00 Clothing/Personal Items/Personal Care $275.00 Restaurants/Entertainment $125.00 Education: $1800.00 Medical $100.00 Savings $200.00 Other Non-Discretionary $250.00 IRS Tax Debt $500.00/mo Medical Debt (surgery) $300.00/mo These last two payments would be converted into a single $195.00 payment with this loan. If I am able to reduce my combined IRS and Medical Debt to a much lower payment, that will enable me to run a positive cash flow once again. I am aware of 2 late payments recorded on my credit report. These are a result of me not updating the accounts on 2 of my automatic payments in a timely manner when one my banks went in to receivership,(and was eventually taken over by another bank.) These accounts are now current. One was on a car payment that has since been paid off. The other was on a rarely used business credit card. I set up most of my payments on an automatic system. I will make sure all account information is up-to-date and accurate on all future automatic payments. I have had my private practice in speech therapy for over 5 years and have had over 5% growth in net income each year, with about 7% in 2009. Prior to my own practice I worked in the schools for over 5 years. Currently, speech therapists, both locally and nationwide are in high demand. The need is increasing while the number and size of graduate programs is limited. In other words, I am very employable, even without my own private practice.

A credit bureau reported the following information about this borrower member on August 31, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1987	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	30	Months Since Last Delinquency:	11
Revolving Credit Balance:	$35,061.00	Public Records On File:	0
Revolving Line Utilization:	94.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) All Lending Club loans offer NO $ penalty for prepayment/early payoff. You selected 3-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) loan before payoff? (FYI: "As soon as possible", similiar terms tell lenders nothing.) Lender 505570 USMC-RETIRED Tuesday 08.31.2010	I don't foresee paying the loan off any earlier than 24 months.

Member Payment Dependent Notes Series 573882

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573882	$7,500	$7,500	6.76%	1.00%	September 9, 2010	September 17, 2013	September 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573882. Member loan 573882 was requested on September 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Imation	Debt-to-income ratio:	4.43%
Length of employment:	5 years	Location:	Roseville, MN

Home town:
Current & past employers:	Imation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/03/10 > Purpose of loan: The purpose of this loan is to buy a lot of land. My wife is an avid gardener and has filled our lawn around the house. A plot of land near by is for sale. Apparently the city condemned the original property and tore down the house. Land is bank owned and cheap (this loan will cover the entire cost of purchase plus closing costs). This isn’t an investment in the sense that we will own this for decades with my wife building her extra gardens on it. But it would be a good investment (property is assessed by city at $25,000; sale price is $5,900) if we were to ever sell it. My financial situation: I work as a scientist and my wife works as a scientist. Loan is based only on my income. I make a little over $90k a year. We pay off credit card balances in full every month. We have a mortgage on the house. We have two cars; one is paid for, one has 2 years left on its loan. In general we live well below our means, but most of the excess is put into tax exempt retirement accounts. Which means it is unavailable for purchases such as this (this is something we will now correct moving forward). Our intention is to probably pay this loan off a little early (in 1-2 years). My net income (after taxes and 401k) is $ 3960 ($1980 every 2 weeks) Monthly expenses Total: $ 2948 Housing: $ 1578 Insurance: $ 120 Car expenses: $ 300 (200 for loan, 100 for gas) Utilities: $ 100 Phone, cable, internet: $ 120 Food, entertainment: $ 450 Clothing, household expenses: $ 100 College loans: $ 180

A credit bureau reported the following information about this borrower member on August 31, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,419.00	Public Records On File:	0
Revolving Line Utilization:	8.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 573883

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573883	$5,000	$5,000	7.51%	1.00%	September 13, 2010	September 22, 2013	September 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573883. Member loan 573883 was requested on September 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Mascoutah School District 19	Debt-to-income ratio:	4.76%
Length of employment:	< 1 year	Location:	St. Louis, MO

Home town:
Current & past employers:	Mascoutah School District 19
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 31, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,803.00	Public Records On File:	0
Revolving Line Utilization:	36.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am just curious, you work for Mascoutah School District 19,and they do not provide Medical Insurance coverage for their employees? Can you comment on this issue? Also, what were 3 Inquiries in the last 3 month on your credit report?	Mascoutah does offer medical insurance, but I declined coverage because I'm covered under my wife's family plan from her employer. It's less expensive for us this way. I am not aware of any inquiries on my credit report.

Member Payment Dependent Notes Series 574222

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574222	$10,000	$10,000	11.49%	1.00%	September 9, 2010	September 15, 2015	September 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574222. Member loan 574222 was requested on September 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	The Boeing Company	Debt-to-income ratio:	21.12%
Length of employment:	2 years	Location:	Long Beach, CA

Home town:
Current & past employers:	The Boeing Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/01/10 > The funds will be used to do some required remodeling at our new home. What makes me a good borrower, is my credit history. I have never been late, have no collections on any of the money I have borrowed. My job is stable. I am an engineer that specializes in structural analysis in the commercial aviation industry. Total household income is over 160k.

A credit bureau reported the following information about this borrower member on September 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,547.00	Public Records On File:	0
Revolving Line Utilization:	51.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
How long do you intend on keeping this loan?	The goal is to have it paid off in 3 years.

Member Payment Dependent Notes Series 574235

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574235	$4,800	$4,800	10.75%	1.00%	September 10, 2010	September 16, 2013	September 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574235. Member loan 574235 was requested on September 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,750 / month
Current employer:	Boston College	Debt-to-income ratio:	22.63%
Length of employment:	5 years	Location:	BROOKLINE, MA

Home town:
Current & past employers:	Boston College
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,234.00	Public Records On File:	0
Revolving Line Utilization:	75.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 574251

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574251	$15,000	$15,000	11.12%	1.00%	September 8, 2010	September 15, 2013	September 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574251. Member loan 574251 was requested on September 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	United States Air Force	Debt-to-income ratio:	10.52%
Length of employment:	6 years	Location:	IMPERIAL, PA

Home town:
Current & past employers:	United States Air Force
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/03/10 > I plan to use the funds to pay off credit card debt and to help build up my credit. I am a great borrower because I don't miss payments and the monthly payment amount will help me free up money so I can become a future investor with the company. My current monthly budget for debt is $1000 and this payment decreases that by more than half. I have a very stable job because I am in the military and I am under contract until December 2014, which would mean my loan would be paid off before my service is up. I am currently planning on completing a full 20 years so I will have great job security for a long time. Borrower added on 09/03/10 > Getting this loan will also help me save, and pay for my wedding coming up in May of next year. It will free up some of the money I have allotted to pay for my current credit card debt because it will all be consolidated. I appreciate every investors contribution, as it gives me the opportunity to move forward in my life and get out of debt.

A credit bureau reported the following information about this borrower member on September 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	75
Revolving Credit Balance:	$15,794.00	Public Records On File:	0
Revolving Line Utilization:	66.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Re: Your loan application. Employing Service Branch: U S AIR FORCE. My questions are:: (1) If active duty military: Provide current Rank?** a-n-d Pay Grade?; Enlisted Members Expiration Current Contract Date is when? (ETS) (Officers are considered to be "Indefinite".) (2) Length of Employment shows as 06 years. Future intentions are to: Extend enlistment? Reenlist? Continue to 20-years and qualify for retired pension? Or what other options? (3) If DoD Civilian Employee: Provide equivilent GS/WG Pay Grade, In-Step Level a-n-d current Position (Job/What you do) for employing military service branch? *"Company or Field Grade" Officer, "CO", "XO", "Senior Enlisted", "Higher Enlisted", "Career Military" generic terms do not provide L C civilian lenders anything useful to make their decision to help fund your loan. Semper Fidelis, USMC-RETIRED Lender 505570 Virginia Bch, VA Wednesday 09.01.2010	SSgt, E-5 12/07/2-14 - ETS. Reenlist and continue to 20 years and qualify for retired pension.
Hi: what are the balances and interest rates on your current debt? Thanks, and thanks for your service.	$5000 - 15%, $3000 - 15%, $2000 - 12%, $5,000 - 20%

Member Payment Dependent Notes Series 574419

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574419	$10,500	$10,500	13.61%	1.00%	September 9, 2010	September 15, 2015	September 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574419. Member loan 574419 was requested on September 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,350 / month
Current employer:	Coym, Rehmet & Gutierrez Engineering, LP	Debt-to-income ratio:	19.57%
Length of employment:	6 years	Location:	Corpus Christi, TX

Home town:
Current & past employers:	Coym, Rehmet & Gutierrez Engineering, LP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/02/10 > Loan going towards home improvements. Responsible borrower, NEVER missed a payment...on anything!

A credit bureau reported the following information about this borrower member on September 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,913.00	Public Records On File:	0
Revolving Line Utilization:	81.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) What is position (Job/What you do) for CRG Emgineering? (2) Transunion Credit Report shows $32,913 Revolving Credit Balance. How did you accumulate this much credit card debts? a-n-d How much $ are you now paying per month for credit card/other debts? (3) All Lending Club loans feature NO $ penalty for loan early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) loan before payoff? Lender 505570 USMC-RETIRED Thursday 09.02.2010	(1) My current job position is Professional Civil Engineer and project manager, We specialize in municipal utility work for communities in the south Texas area. (2) I would rather not discuss how my debt was accumulated, but I will disclose that I currently pay $775/month on the outstanding debt. I also have a $200/month car payment and an $1,110/mortgage, all of which are current and in GOOD standing. I have never missed a payement and don't intend to start now. My credit score should be around 712 and I hope to keep it at this level. (3) As of now my plans are to keep the loan for the 5-year life of the loan as of now. Thanks for your inquiry.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hi there. Total balance on my one and only mortgage is $128,000 and the house value is $170,000. Thanks for your interest.

Member Payment Dependent Notes Series 574507

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574507	$12,000	$12,000	7.51%	1.00%	September 8, 2010	September 15, 2013	September 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574507. Member loan 574507 was requested on September 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,250 / month
Current employer:	Northshore University Health	Debt-to-income ratio:	9.76%
Length of employment:	3 years	Location:	Glenview, IL

Home town:
Current & past employers:	Northshore University Health
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,022.00	Public Records On File:	0
Revolving Line Utilization:	52.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. What debts do you plan to consolidate witht this loan? Thanks.	Hello, I took out a Prosper loan last month to consolidate my credit card debt, about $10-11000. It has a much higher APR than what Lending Club offers, so I will use this loan, to pay off Prosper. Thanks!
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	Hello, 1. I have a condo that is paid off, so no mortgage. 2. I hold the deed together with my husband. 3. No HELOC. 4. About $160,000 5. Exactly 10 years. Thank you!
Hi, I'm interested in funding your loan. Can you please 1. List the items that you will be consolidating (account type, amount consolidated, current rate)? 2. Explain the difference in your Revolving Credit Balance and the amount you are planning to borrow? Thanks, and I look forward to funding your loan!	Hello, 1. A $10,000 Prosper loan, at 13% 2. Not sure what you see, I don't have access to it. After the Prosper loan is paid off, I have one more credit card, but it is at 6%. Thank you!
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Hello, Please see my previous answers. I will pay off my Prosper loan, as well as the last credit card left. Thanks!

Member Payment Dependent Notes Series 574541

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574541	$8,000	$8,000	17.93%	1.00%	September 8, 2010	September 15, 2015	September 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574541. Member loan 574541 was requested on September 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	sercel	Debt-to-income ratio:	19.14%
Length of employment:	4 years	Location:	cypress, TX

Home town:
Current & past employers:	sercel
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/01/10 > i plan on redoing my living room. i want tile floors in throughout.i want to repaint bathrooms and change my countertops. new paint in kitchen and landscape front yard again.

A credit bureau reported the following information about this borrower member on September 1, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2006	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,820.00	Public Records On File:	0
Revolving Line Utilization:	52.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	i have no HELOC taken out on home. home value (using zillow) is 113 500. as everyone else in these last few years we have all taken hits in property values. thank you for wanting to fund my loan. i hope this information helps you make your decision easier.

Member Payment Dependent Notes Series 574568

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574568	$4,750	$4,750	19.04%	1.00%	September 13, 2010	September 20, 2015	September 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574568. Member loan 574568 was requested on September 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,500 / month
Current employer:	subway	Debt-to-income ratio:	17.20%
Length of employment:	6 years	Location:	Hustler , WI

Home town:
Current & past employers:	subway
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/06/10 > home improvments

A credit bureau reported the following information about this borrower member on September 1, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	37
Revolving Credit Balance:	$6,302.00	Public Records On File:	0
Revolving Line Utilization:	95.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) What is current position (Job/What you do) for employer Subway? (2) Transunion Credit Report shows $6,302 Revolving Credit Balance. How much $ are you now paying per month for credit card/other debts? (3) All Lending Club loans feature NO $ penalty for early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before final payoff? ("As soon as possible" tells lenders absolutely NOTHING useful; but an approximate number of years is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED TUESDAY 09.07.2010	i am an employee, i makes subs i make bread i clean i wait on customers its subway not much to describ and my revolving balances are credit cards that we are paying off with this loan that we used for home improvements on are house
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	i have a kohls that 250.00 and a fleet farm thats 480.00 and i have a capital one card thats 1500.00 and i do not know the aprs on them at this time
Received reply. You did not answer my last question: (3) All Lending Club loans feature NO $ penalty for early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before final payoff? ("As soon as possible" tells lenders absolutely NOTHING useful; but an approximate number of years is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED TUESDAY 09.07.2010	yes i did selecta five year payoff
Since this is a debt consolidation loan, please list each of your debts (types/amounts/APRs) and identify which ones you will and will not consolidate with this loan. Thank you!	kohls 400.00 fleet farm 500.00 capital one 1600.00 and i will pay whats left to my gander mt credt card which will be like 2000,00 and not sure what my aprs are at this time
Before I invest in your loan, I want to know that it will help you in the long term. Please list the interest rate on your kohls, fleet farm, and capital one cards. If you do not know the APR, call the company or find the statement. Also, as USMC-Retired asked, do you intend to take all five years to repay this loan?	my kohls apr is 21% my fleet farm is 28% and my capital is 19%. no i do not plan to take all five years to pay off this loan i intend to have it paid off sooner then that .
Good Morning! I am interested in funding your loan. Please contact lending club at support@lendingclub.com or FAX: (650) 482-5228 to submit your income verification documentation. Thanks!	i will do that today i will be sending it out at about 9:00am central time thanks you i will send you a month of pay stubbs i get paid semi weekly every 15th and 30th of the month so there will only be two of them

Member Payment Dependent Notes Series 574599

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574599	$12,000	$12,000	15.58%	1.00%	September 8, 2010	September 15, 2015	September 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574599. Member loan 574599 was requested on September 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Prudential Financial	Debt-to-income ratio:	18.23%
Length of employment:	3 years	Location:	Levittown, PA

Home town:
Current & past employers:	Prudential Financial
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/02/10 > My Fiance and I wanted this loan together. We will pay off our credit cards and pay for our wedding. We would prefer her to be on the loan as a co-borrower on this loan. She is a teacher that makes $52,000 a year. She has similar student loans that I have and a little bit higher credit score.

A credit bureau reported the following information about this borrower member on September 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,820.00	Public Records On File:	0
Revolving Line Utilization:	58.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) What is position (Job/What you do) for Prudential Financial? (2) Transunion Credit Report shows $4,820 Revolving Credit Balance. How did you accumulate credit card debts? a-n-d How much $ are you now paying per month for credit card/other debts? (3) All Lending Club loans feature NO $ penalty for loan early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) loan before payoff? Lender 505570 USMC-RETIRED Thursday 09.02.2010	1. Accounting Associate 2. My credit card debit was accumulated when I moved and a month my car was totaled. I pay roughly $125 minimum, but most of the time I pay around $200 a month. 3. Most of our bills (Fiance and Mine) we pay over the minimum each month. So we do expect to pay it off a little sooner than expected.

Member Payment Dependent Notes Series 574644

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574644	$4,000	$4,000	11.49%	1.00%	September 8, 2010	September 17, 2013	September 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574644. Member loan 574644 was requested on September 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,875 / month
Current employer:	Maricopa Community College District	Debt-to-income ratio:	8.07%
Length of employment:	3 years	Location:	PHOENIX, AZ

Home town:
Current & past employers:	Maricopa Community College District
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,938.00	Public Records On File:	0
Revolving Line Utilization:	44.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the loan for?	In a nutshell it is for my student loan. A few years ago I took out a student loan from a company that was "recommended" by the university. The university requires that you use their exclusive school loan lenders and no one else. They have made it impossible to get a school loan from another company. So I took out the loan that was offered to me. The company I accepted the loan from has continually raised the interest rates, added ridiculous fees and surcharges even when my loan was in deferment for six months. No matter how much I put down every month the loan continues to grow. I just want to pay them in full and be done with it.

Member Payment Dependent Notes Series 574645

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574645	$24,000	$24,000	14.35%	1.00%	September 14, 2010	September 15, 2013	September 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574645. Member loan 574645 was requested on September 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	new york hospital	Debt-to-income ratio:	15.45%
Length of employment:	10+ years	Location:	freeport, NY

Home town:
Current & past employers:	new york hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/01/10 > stable job for over 10+yr

A credit bureau reported the following information about this borrower member on September 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	34	Months Since Last Delinquency:	22
Revolving Credit Balance:	$11,587.00	Public Records On File:	0
Revolving Line Utilization:	50.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Transunion Credit Report shows 1 creditor payment delinquencies within 24-months; the most recent 22 months ago. Explanation is? FYI: Lending Club provides lenders highly condensed borrower Transunion Credit Report that shows total Delinquent Payments but not the name of credit grantee who reported the delinquencies. Visit the www.annualcreditreport.com website. You can obtain FREE copies of your complete Equifax, Experian, Transunion Credit Reports yearly. NO CC required, NO sign-ups; NO extra-costs. After obtaining, and reviewing, your Transunion Credit Report details, then answer this email. Lender 505570 USMC-RETIRED Virginia Bch, VA Thursday 09.02.2010	i know of no Credit where there was a payment Delinqencies
My questions are: (1) Answer earlier email Subject: 1 payment delinquency 22months ago (2) Why do you need $24,000 for Moving-Relocation expenses? (Specific answer please.) (3) What is position (Job/What you do) for NY Hospital? (4) Transunion Credit Report shows $11,587 Revolving Credit Balance. How did you accumulate credit card debts? a-n-d How much $ are you now paying per month for credit card/other debts? (5) All Lending Club loans feature NO $ penalty for loan early payoff. You selected 3-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) loan before payoff? Lender 505570 USMC-RETIRED Thursday 09.02.2010	(1) I know of no delinquency 22 month ago (2) Home will need some update & to pay of some expense (3) Biomedical tech. we are responsible for all medical equipment repair/ calibration. (4) car loan / $200 to $300 per month (5) 30 to 36 month.
Would you mind giving us a brief description of your duties, if you plan on remaining at your current job, how long you've worked for your current employer, and how long you've worked in your chosen field? Also, would you mind verifying your employment and income with Lending Club? I ask for 3 reasons: 1) makes investors feel more secure in their investment, 2) increases your chance of getting a fully funded loan, 3) your loan app gets funded faster. So it benefits us both. LC's support staff can be reached at "support@lendingclub.com" or (866) 754-4094. They will direct you on the specifics of how to do this, but it only involves sending a copy of your pay stubs or electronic deposit receipts. Best of luck with your application!	My duties is the maintenance of all medical equipment in the hospital, over 30,000 pieces. I have woks at the same job for over 10yr./ 10+ yr in this Field. Employment: New York Presbyterian Hospital., income of $80,000.00
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	balance on my mortgage is about 40,000 & market value is about 90,000.00
What is the loan purpose? It is listed as moving- relocation. Are you selling and buying a new home? Will you keep your current job?	relocate & yes i am keeping my current job.

Member Payment Dependent Notes Series 574689

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574689	$1,200	$1,200	15.95%	1.00%	September 8, 2010	September 15, 2013	September 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574689. Member loan 574689 was requested on September 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	WTVM-TV (ABC)	Debt-to-income ratio:	18.88%
Length of employment:	2 years	Location:	Columbus, GA

Home town:
Current & past employers:	WTVM-TV (ABC)
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/01/10 > I would like to use this loan to pay off two loans with a really high interest rate. This will allow me to make one payment, and save some money at the same time.

A credit bureau reported the following information about this borrower member on September 1, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	82
Revolving Credit Balance:	$1,849.00	Public Records On File:	0
Revolving Line Utilization:	97.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 574692

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574692	$20,000	$20,000	15.58%	1.00%	September 14, 2010	September 19, 2013	September 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574692. Member loan 574692 was requested on September 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Louis Vuitton Moet Hennessy	Debt-to-income ratio:	21.52%
Length of employment:	4 years	Location:	LOS ANGELES, CA

Home town:
Current & past employers:	Louis Vuitton Moet Hennessy
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,491.00	Public Records On File:	0
Revolving Line Utilization:	90.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are the interest rates of the debts you are consolidating? How quickly do you anticipate paying off this loan?	It ranges...the highest interest rate is 26% And I would like to pay it off in 3 years or less. Any extra income would go towards paying my debts down.
do you manage the whole store?	Yes I do

Member Payment Dependent Notes Series 574703

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574703	$8,400	$8,400	17.19%	1.00%	September 14, 2010	September 15, 2015	September 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574703. Member loan 574703 was requested on September 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Wackenhut-GS4	Debt-to-income ratio:	21.51%
Length of employment:	< 1 year	Location:	San Lorenzo, CA

Home town:
Current & past employers:	Wackenhut-GS4
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/01/10 > This loan will be used for our wedding ceremony and reception venue. It will also go to the catering for the reception. I am a good borrower because I have a steady, stable, secure job doing bank protection for Bank Of America all around the Bay Area. Who are in always of need of protection and with as many banks as there are I will always be provided my hours.

A credit bureau reported the following information about this borrower member on September 1, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,028.00	Public Records On File:	0
Revolving Line Utilization:	81.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what are your currrent monthly expenses?	ATT bill: $260 ( divided 3 ways) Best Buy Bill: $26 Samuels Bill: $127 DirectTV: $30 Bank of America Credit card: $50 Other: School Loan: No payments until January Walmart card: Paying off this month No monthly Rent or utility payments

Member Payment Dependent Notes Series 574780

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574780	$8,000	$8,000	15.95%	1.00%	September 13, 2010	September 16, 2013	September 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574780. Member loan 574780 was requested on September 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	n/a	Debt-to-income ratio:	22.39%
Length of employment:	9 years	Location:	Binghamton, NY

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/02/10 > Purchase of a new spa

A credit bureau reported the following information about this borrower member on September 2, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,995.00	Public Records On File:	0
Revolving Line Utilization:	64.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	My income comes from 3 sources: 1. IBM Retirement $25000 / year 2. Social Security $23000 / year 3. Self Employed - Independent agent for AvisBudget Rent-a-Car - This years gross will be over $200,000
Do you mean a spa business or a spa tub for your home? I would suggest verifying your income with Lending Club. Good luck!	A Spa tub for my home
Please describe your employment situation. Thank you.	IBM retired. Receive social security and am self employed for 9 years - currently own agency to rent cars for the AvisBudget group - both Avis and Budget counters in the Binghamton Regional Airport
Do you not have cash on hand for an $8,000 purchase? If you do, why borrow money at 16% interest? If you do not, why not?	I have the approximately $5000 cash available. I need to keep the cash I have in case I have any payroll or other unanticipated expenses. The beginning of this year had a very bad start for my business and depleted my accounts. I am now building them back up and do no want strap myself going forward. I would rather take the loan and then if business stays good, I will pay it off within several months. This way I have several options.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Current mortgage value = $162,000 Current appraised value = $185,000 - $200,000.

Member Payment Dependent Notes Series 574788

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574788	$15,000	$15,000	16.32%	1.00%	September 13, 2010	September 16, 2015	September 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574788. Member loan 574788 was requested on September 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,550 / month
Current employer:	AFTCT	Debt-to-income ratio:	15.65%
Length of employment:	8 years	Location:	Meriden, CT

Home town:
Current & past employers:	AFTCT
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/02/10 > I am looking to consolidate my credit card debt so I can pay it off quicker as well as free up some money for my household.

A credit bureau reported the following information about this borrower member on September 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1987	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	62
Revolving Credit Balance:	$11,451.00	Public Records On File:	0
Revolving Line Utilization:	31.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) What is position (Job/What you do) for AFT CT? (2) Transunion Credit Report shows $11,451 Revolving Credit Balance. How much $ are you now paying per month for credit card/other debts? (3) All Lending Club loans feature NO $ penalty for loan early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) loan before payoff? Lender 505570 USMC-RETIRED Thursday 09.02.2010	I am a union organizer for the American Federation of Teachers of Connecticut. I negotiate first contracts, service locals with internal organization, and help workers go through the process of joining our union. Per month I am now paying $2992.84 a month on bills. This includes my mortgage and car payment. Honestly I would like this loan payed off in 3 yrs, it would not go past 5. I just wanted to make sure I have breathing room up front. The way the economy is hit my family hard. My husband has been without work close to a year now and this loan would give me breathing room. Nothing is in default and I want to keep it that way.
What is AFTCT and what do you do there?	American Federation of Teachers of Connecticut. I am an organizer. We service over 28,000 members in education, healthcare, and state workers.
Hi, I have a couple of questions that I hope you can answer before I invest. 1) How much do you owe on your home? Mortgage HELOCs 2) What is your home CURRENTLY worth? Go to zillow.com for a free estimate. 3) Since this is a debt consolidation loan, please list your debts, interest rates, and the amount you pay every month. For example Citi Visa $2000 balance, 23.9% APR, $200 per month. Thanks in advance for answering my questions. Sincerely, -LL Herndon, VA	1) $181,079 (homeowner for 2 yrs) 2) $188,000 3)Chase $1246.33, 25.24% apr, $50 a month Sears Mastercard $4780, 25.24%,$150 HSBC Mastercard $776, $50 a month Target $1500, $100 a month Exxon, $2044, 25.24%$196 a month Macy $668, $100 a month My JcPenney and NY&Co cards were just paid off on the 1st of the month. Some are listed without the interest rate because I don't have access to all my bills at the moment being that I am at work. Hopefully the information I provided is sufficient for you.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1)Total balance owed is $181,079 (homeowner for 2 yrs and it's an FHA fixed rate loan) 2) $188,000
Loan listed 4 days; 28 pct funded. Reason why little funding because application still does not show Employment-Income verified and Credit Review was completed. Review Status does not show Approved for issue when 100 pct funded, or minimum 60 pct partially funded. and the 14 listing days expires. If contacted by a Credit Reviewer and income documents were submitted, you need to FOLLOW-UP. Ask Credit Reviewer why not completed? Why Review Status was not upgraded to Approved? If not contacted by a Credit Reviewer, you need to initiate contact ASAP. The Member Support email-toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support is open Mon - Fri 8AM - 5 PM PT; is closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7. Answering machine and Fax Machine available 24/7. Time is short for loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA MONDAY 09.06.2010	They left me a message on friday for my w2 and paystubs. I submitted that night. Being that it is a holiday wknd I take it they will receive it all tomorrow. Thank you for the info.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). Thanks.	mortgage $1649 car $639.97 utilities $160 phone/internet $165 food $250 daycare $840

Member Payment Dependent Notes Series 574811

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574811	$9,000	$9,000	15.21%	1.00%	September 14, 2010	September 16, 2015	September 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574811. Member loan 574811 was requested on September 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Belt Railway	Debt-to-income ratio:	1.40%
Length of employment:	10+ years	Location:	Evergeen Park, IL

Home town:
Current & past employers:	Belt Railway
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/02/10 > Thank you for considering me for this loan. Recently purchased a home and looking to improve Borrower added on 09/02/10 > Recently purchased home and looking to make improvements

A credit bureau reported the following information about this borrower member on September 2, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,938.00	Public Records On File:	0
Revolving Line Utilization:	29.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) What is position (Job/What you do) for Belt RR? (2) Transunion Credit Report shows $4,938 Revolving Credit Balance. How much $ are you now paying per month for credit card/other debts? (3) All Lending Club loans feature NO $ penalty for loan early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) loan before payoff? Lender 505570 USMC-RETIRED Thursday 09.02.2010	Type your answer here.I am a switchman or RCA controlman for 17 years now. Citicard payment for 4900.00 mailed out earleir this week. Never try to charge that high and always pay off my balance. I have had card for 10 years now
What do you do in your job at Belt Railway?	Type your answer here. I am a switchman or R CA operator for 17 years now.
Investors will be more confident about funding your loan if your Credit Review Status was approved. Please call Lending Club for the procedures and expedite their completion.	Thank you for the information. I will call them promptly
Thanks for reply; but you did not answer last questions: (3) All Lending Club loans feature NO $ penalty for loan early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) loan before payoff? Lender 505570 USMC-RETIRED Thursday 09.02.2010	I apologize, I did not see last question intil later and did not know how to get it back. Even though fve year term was selected, I plan to pay back with in two years at the most. I really do not like to pay interest.
You had 7 inquiries on your redit report in just 6 months!! Did these inquiries result in more debt?	These inquiries were for home equity lines of credit but my loan to value is at 80% and therefore not an option. Iput 20% down on home to avoid paying PMI.

Member Payment Dependent Notes Series 574813

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574813	$6,325	$6,325	7.51%	1.00%	September 9, 2010	September 16, 2013	September 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574813. Member loan 574813 was requested on September 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,017 / month
Current employer:	Department of Veteran Affairs	Debt-to-income ratio:	16.01%
Length of employment:	2 years	Location:	Bridgeport, WV

Home town:
Current & past employers:	Department of Veteran Affairs
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/02/10 > combining to one monthly payment at a lower percentage rate allowing to save and not use credit cards again! Borrower added on 09/02/10 > I am a registered nurse. I work for the department of veteran affairs. I am beginning my masters degree while continuing to work full time. I got in this credit card mess after a divorce when I commited financial suicide just because I wanted out. I plan on paying well over my monthly payment and applying all of my tax return in April to getting rid of this debt as quickly as possible. Borrower added on 09/02/10 > I am able to with this lower interest rate and only one payment a month, I am going to be able to pay off my undergraduate student loans off quicker than 10 years too : ) Borrower added on 09/02/10 > with this low interest rate I am going to be able to not only save but pay off my undergraduate student loans quicker than the 10 years :) Borrower added on 09/02/10 > i am very goal-oriented and my goal is to get out of debt as fast as possible.

A credit bureau reported the following information about this borrower member on September 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,224.00	Public Records On File:	0
Revolving Line Utilization:	17.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the Department of Veteran Affairs, and where did you work prior to that?	I am a Registered Nurse. I worked at Mon General Hospital.
Hello. Us lenders do not make all that much from a loan like yours. We will make a lot less if you intend to pay it all off in 6-8 months. Do you really plan to finish paying off the loan in less than 1 year? You could always take what you save from this loan and put it in savings against a rainy day. Then we both win. Wishing you well.	Ok i actually get your point I just talked with my friends who is on your side. So now I see the point of this from both views

Member Payment Dependent Notes Series 574821

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574821	$10,000	$10,000	11.12%	1.00%	September 14, 2010	September 16, 2015	September 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574821. Member loan 574821 was requested on September 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,250 / month
Current employer:	Encore Merchandising	Debt-to-income ratio:	13.51%
Length of employment:	2 years	Location:	North Bergen, NJ

Home town:
Current & past employers:	Encore Merchandising
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/02/10 > I just want to to pay one low payment, instead of 4-5 payments through out the month. It would be a great help. I am starting a business, and I would like to clear my credit cards first. thank you

A credit bureau reported the following information about this borrower member on September 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,798.00	Public Records On File:	0
Revolving Line Utilization:	61.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Encore Merchandising and what do you do there?	It is a an event merchandising company. We design, create, and sell any and all merchandise for Broadway, concerts, tours etc... We are a company who works with the client from conception to completion. We are retailers for clients as well. We have a fully based staff of designers, and merchandise managers who make it possible. I work on the retail end of the company. I manage a Broadway show on a full time basis. I have 6 employees who work under me. I control all inventory, customer, and employee related problems dealing with that particular show.

Member Payment Dependent Notes Series 574841

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574841	$13,000	$13,000	7.88%	1.00%	September 9, 2010	September 16, 2013	September 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574841. Member loan 574841 was requested on September 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,083 / month
Current employer:	Claire's Assessories	Debt-to-income ratio:	19.39%
Length of employment:	2 years	Location:	Fort Walton Beach, FL

Home town:
Current & past employers:	Claire's Assessories
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/03/10 > All proceeds from this loan will go towards consolidating debt. This will allow me to quickly pay off all debt within 3 years. Income to pay off this loan will come from by fulltime job as a retail store manager. I have had this job for 1 1/2 years and recently have become mentor for two of store managers in my district.

A credit bureau reported the following information about this borrower member on September 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,033.00	Public Records On File:	0
Revolving Line Utilization:	56.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Claire's Assessories and what do you do there?	Claire's is the leading specialty retailer of fashion accessories and jewelry geared towards kids, tweens, teens and young women. I am the store manager.

Member Payment Dependent Notes Series 574842

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574842	$15,000	$15,000	7.88%	1.00%	September 10, 2010	September 16, 2013	September 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574842. Member loan 574842 was requested on September 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,833 / month
Current employer:	EDIFY, LLC	Debt-to-income ratio:	8.22%
Length of employment:	8 years	Location:	Tamarac, FL

Home town:
Current & past employers:	EDIFY, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/02/10 > This loan will be used for the start up costs of a real estate office in West Boca Raton, Florida. Our primary broker wrote the short sale course for the state of Florida and we already have several high production brokers that will be joining our team at inception. This loan will be used to assist in funding the equiping of the office and the purchase of start up collatoral materials.

A credit bureau reported the following information about this borrower member on September 2, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,985.00	Public Records On File:	0
Revolving Line Utilization:	13.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you please describe what you plan to use this loan for? How is this related to a business loan? What is a "family group loan"? Regards Art	This is a family run business, hence the name. The loan will go to help fund initial set-up and operating costs.
Hi, Can you tell us what you do right now for a living and how long have you been at your current employer? Thank!	I am Vice President for a consulting firm and have been with them for 8 years.

Member Payment Dependent Notes Series 574843

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574843	$2,000	$2,000	10.38%	1.00%	September 9, 2010	September 16, 2013	September 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574843. Member loan 574843 was requested on September 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,667 / month
Current employer:	n/a	Debt-to-income ratio:	10.54%
Length of employment:	n/a	Location:	Burlington, MA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/02/10 > i just want to pay a credit card

A credit bureau reported the following information about this borrower member on September 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,716.00	Public Records On File:	0
Revolving Line Utilization:	23.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 574902

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574902	$1,500	$1,500	11.12%	1.00%	September 9, 2010	September 17, 2013	September 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574902. Member loan 574902 was requested on September 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,717 / month
Current employer:	SSA	Debt-to-income ratio:	24.08%
Length of employment:	10+ years	Location:	WEST BABYLON, NY

Home town:
Current & past employers:	SSA
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1988	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,595.00	Public Records On File:	0
Revolving Line Utilization:	77.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 574907

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574907	$10,000	$10,000	14.35%	1.00%	September 14, 2010	September 22, 2013	September 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574907. Member loan 574907 was requested on September 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,333 / month
Current employer:	Nalco	Debt-to-income ratio:	21.56%
Length of employment:	9 years	Location:	YORKVILLE, IL

Home town:
Current & past employers:	Nalco
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,618.00	Public Records On File:	0
Revolving Line Utilization:	63.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) What is current position (Job/What you do) for employer Nelco? (2) Transunion Credit Report shows $32,618 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? a-n-d How much $ are you now paying per month for all the credit card/other debts? (3) All Lending Club loans feature NO $ penalty for early payoff. You selected 3-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before payoff? ("As soon as possible" type answers tell the lenders absolutely NOTHING useful; but an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	My job title is IT Quality Manager. I have been with the company for almost 9 yrs (will be 9 in December). I do not have a Home Equity Loan or HELOC. Per month, I am paying about $900 month right now for my Credit Card and other non-mortgage related debts. I look to payoff this loan prior to 3 years, probably closer to 2 years if all works out as planned. Let me know if you have any further questions. Thank you!
Please list all the debt which comprises your $32,000 revolving debt balance and indicate specifically which of those debts you plan to pay off with this loan. How much are you currently paying each month on the debts you plan to pay off?	Hi - of the 32K, I have the following: I visa at 12000 (at a great rate, currently paying off slowly at 300/mo) 1700 Care Credit (again, no interest, for dental, 70/mo.) 3700 - Visa (100/mo) 4000 - Discover (0% Interest, 100/mo) 8600 - Visa at higher rate, (going to pay off and lower limit to 1000, keeping around for emergencies) 944 - (furniture financing - going to pay off as well) Let me know if there are any more questions. Thank you, Dawn
Are you the sole household income, or is there anyone else helping pay down these debts?	no - I am not the only income. My husband contributes as well

Member Payment Dependent Notes Series 574924

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574924	$9,000	$9,000	13.23%	1.00%	September 9, 2010	September 18, 2013	September 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574924. Member loan 574924 was requested on September 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	Doubletree Papermills	Debt-to-income ratio:	17.54%
Length of employment:	2 years	Location:	Goodyear, AZ

Home town:
Current & past employers:	Doubletree Papermills
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/04/10 > To pay high interest rate credit card payments. Borrower added on 09/04/10 > To pay high interest rate credit card payments.

A credit bureau reported the following information about this borrower member on September 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2006	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,165.00	Public Records On File:	0
Revolving Line Utilization:	56.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Doubletree Papermills and what do you do there? Where did you work prior to that?	Its a Papermill in Phoenix AZ.. We make toilet paper, Kitchen towels and napkins. I work as an Process and Environmental engineer. Before that I use to work with State University of NY as a Research Assistant....
What are the amounts and rates of the debts you will be consolidating? How quickly do you anticipate paying off this loan?	I need to pay my citi credit card which I have an outstanding balance of $8900.00 and the interest rate is 21.99%. I took the loan for 3 years but I would be paying it off within a year. With credit card Compound interest it never gets paid off...
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Thank you for showing interest in financing my loan. my current mortgage balance is $72000 and the market value is $85000.....( my neighbour just bought the same kind of house for $90000

Member Payment Dependent Notes Series 574951

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574951	$6,000	$6,000	11.86%	1.00%	September 14, 2010	September 23, 2015	September 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574951. Member loan 574951 was requested on September 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,248 / month
Current employer:	Kingston Schools	Debt-to-income ratio:	8.56%
Length of employment:	5 years	Location:	Compton, AR

Home town:
Current & past employers:	Kingston Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/09/10 > I am wanting to pay off my high interest rate credit cards. This will allow me to be debt free in 5 years.

A credit bureau reported the following information about this borrower member on September 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	77
Revolving Credit Balance:	$9,655.00	Public Records On File:	0
Revolving Line Utilization:	46.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at Kingston Schools?	I am a Distance Learning Facilitator. I am the physical presence in the room for the teacher who is at a remote location. I do everything a teacher does except the actual teaching part.
My questions are: (1) Transunion Credit Report shows $9,655 Revolving Credit Balance. How much $ are you now paying per month for credit card/other debts? (2) All Lending Club loans feature NO $ penalty for early payoff. You selected 5-years term. In YEARS, how long do you initially intend to service (keep active) this loan before payoff? ("As soon as possible" type answers tell lenders absolutely NOTHING useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	1. I am paying around 170.00 per month in credit card payments. 2. It will take me the full 5 years to pay the loan off. I will save considerably on interest. I will pay the highest rated cards first and then it won't take me long to pay down the lower rated ones. Thanks.
Thank you for taking the time to answer lender questions and for the information you have provided. I am happy to help fund your loan. That said, please be aware this loan is being funded by real people that believe in you and what you have told us. Remember, if you fail to make payments it does not hurt some megabank, but rather, you are directly affecting our lives. As small lenders we sincerely want to help you and simply ask that you be a responsible borrower and take your obligation serioursly. Best of luck to you.	Thank you so much for helping to fund me. I do take this very seriously and will make my payments on time. In time I hope to be in a position to help others as everyone has helped me. Thanks again!!

Member Payment Dependent Notes Series 575116

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
575116	$15,000	$15,000	11.86%	1.00%	September 14, 2010	September 16, 2013	September 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 575116. Member loan 575116 was requested on September 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	SNEC of SDA Churches	Debt-to-income ratio:	10.88%
Length of employment:	10+ years	Location:	Auburn, MA

Home town:
Current & past employers:	SNEC of SDA Churches
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	31	Months Since Last Delinquency:	20
Revolving Credit Balance:	$26,885.00	Public Records On File:	0
Revolving Line Utilization:	44.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Transunion Credit Report shows 2 creditor payment delinquencies within 24-months; the most recent 20 months ago. Explanation is? FYI: Lending Club provides lenders highly condensed borrower Transunion Credit Report that shows total Delinquent Payments but not the name of credit grantee who reported the delinquencies. Visit the www.annualcreditreport.com website. You can obtain FREE copies of your complete Equifax, Experian, Transunion Credit Reports yearly. NO CC required, NO sign-ups; NO extra-costs. After obtaining, and reviewing, your Transunion Credit Report details, then answer this email. Lender 505570 USMC-RETIRED Virginia Bch, VA FRIDAY 09.03.2010	Lending Club provides lenders highly condensed borrower Transunion Credit Report that shows total Delinquent Payments but not the name of credit grantee who reported the delinquencies.
Your Small Business category loan is 1 of 350 plus total loans Lending Club listed today for lender consideration. Lenders appreciate the borrowers providing basic DETAILS about their business? Start-up? Established? Products? Services? Targeted clientele? etc. A-N-D provide PURPOSES how, after a loan's origination fee deducted, their loan net proceeds are intended to be spent to benefit either a borrower or business? Website upgrade? Inventory? Expansion? Advertising? Prepaid expenses? Renovating premises? Purchase equipment and or fixtures? "Floor" financing? Or exactly what? etc. Listing provided little or nothing to attract lenders interest and for them to commit $ to possibly help to fund your loan. A small Business category loan is always the hardest loan category to fully-fund because borrowers default rate is highest of all loan categories. Your loan currently remains 1st class genuine mystery to all lenders. You should provide loans basic Details and Purposes how a loan directly intended to benefit you. Minus basic information, realistically loan doesn't compete favorably for lenders available $. At end of borrower registration process exists the opportunity to add description details, purposes, miscellaneous etc to aid prospective lenders. Hope this lender very honest appraisal helps your loan to attract lenders $. Lender 505570 U S Marine Corps-RETIRED Virginia Bch, VA FRIDAY 09.03.2010	The purposee of my business is to pay some legal lawyers fees.

Member Payment Dependent Notes Series 575167

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
575167	$3,200	$3,200	11.49%	1.00%	September 8, 2010	September 17, 2013	September 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 575167. Member loan 575167 was requested on September 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Alhambra Unified School District	Debt-to-income ratio:	14.11%
Length of employment:	10+ years	Location:	WEST COVINA, CA

Home town:
Current & past employers:	Alhambra Unified School District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/03/10 > I plan to use the funds to pay for taxes, car insurance, and credit card bills. I am dependable and reliable that I would be able to pay my monthly payment. I been at my job for over 10 years. My monthly budget, with the cost of living rising, and credit card companys interest rates at a rise, I been managing month by month.

A credit bureau reported the following information about this borrower member on September 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1969	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	7	Months Since Last Delinquency:	10
Revolving Credit Balance:	$4,750.00	Public Records On File:	0
Revolving Line Utilization:	72.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Alhambra Unified School District?	I am the recruiting technician for all substitute teachers and all classified positions. I conduct the testing, grading, interview process. I am also in charge of the substitute desk, which means finding the subs for the teachers and campus supervisors, pe aides, and sub clerical positions. I cover all of the payroll for the subs. And cover the new orientation for all substitute teachers.
I am intrested in funding your loan more-ever cause i live in the general area and like to help those "around" me....Can you fully explain the delinquency that has happened within the last 24 months?	There was a problem with my Verizon account, I had a friend staying with me at the time and would use my home number and would accept collect calls from her friends. Turns out to be Verizon sent my account to collections because I couldn't afford the full payment by the end of the month or 1/2 the amount by the end of the month and pay the 2nd 1/2 by the second month. After all of this, I am still a verizon account holder. But with this loan hopefully to be approved, I need to clear up my credit history and build up my credit. I been working for 10 years at my current job and want to hopefully own my own condo. But with a poor/fair credit score it is so difficult to have a second chance.

Member Payment Dependent Notes Series 575175

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
575175	$8,000	$8,000	10.38%	1.00%	September 8, 2010	September 16, 2015	September 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 575175. Member loan 575175 was requested on September 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Aeropostale	Debt-to-income ratio:	11.44%
Length of employment:	3 years	Location:	Kansas City, MO

Home town:
Current & past employers:	Aeropostale
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 2, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	44
Revolving Credit Balance:	$3,083.00	Public Records On File:	0
Revolving Line Utilization:	5.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 575220

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
575220	$4,000	$4,000	7.14%	1.00%	September 10, 2010	September 16, 2013	September 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 575220. Member loan 575220 was requested on September 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Lone Mountain Ranch	Debt-to-income ratio:	21.09%
Length of employment:	7 years	Location:	Big Sky, MT

Home town:
Current & past employers:	Lone Mountain Ranch
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/02/10 > Boat purchase Borrower added on 09/03/10 > Fishing guide looking to expand equipment inventory...

A credit bureau reported the following information about this borrower member on September 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,510.00	Public Records On File:	0
Revolving Line Utilization:	25.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 575301

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
575301	$3,500	$3,500	7.14%	1.00%	September 8, 2010	September 16, 2013	September 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 575301. Member loan 575301 was requested on September 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	n/a	Debt-to-income ratio:	6.82%
Length of employment:	10+ years	Location:	Fort Collins, CO

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/02/10 > I have been paying $100-125/month for a long time on a 20% APR credit card balance. This loan will have the same monthly payment, but at less than half the APR. I want to get rid of this high APR balance. Thank you.

A credit bureau reported the following information about this borrower member on September 2, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1990	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,356.00	Public Records On File:	0
Revolving Line Utilization:	16.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 575310

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
575310	$2,500	$2,500	13.23%	1.00%	September 8, 2010	September 16, 2015	September 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 575310. Member loan 575310 was requested on September 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,000 / month
Current employer:	Poor Billy's Seafood	Debt-to-income ratio:	8.30%
Length of employment:	3 years	Location:	Blacksburg, VA

Home town:
Current & past employers:	Poor Billy's Seafood
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$194.00	Public Records On File:	0
Revolving Line Utilization:	24.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 575315

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
575315	$7,000	$7,000	11.86%	1.00%	September 8, 2010	September 16, 2013	September 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 575315. Member loan 575315 was requested on September 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	AMSEC LLC	Debt-to-income ratio:	11.33%
Length of employment:	3 years	Location:	NEW YORK, NY

Home town:
Current & past employers:	AMSEC LLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	67
Revolving Credit Balance:	$13,026.00	Public Records On File:	0
Revolving Line Utilization:	68.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What credit cards are you consolidating? List balance/APR/mo payment for each card please	Citi/2200/29.99% Chase/1800/25% Discover/3000/21%
What credit cards are you consolidating? List balance/APR/mo payment for each card please. And please address how you came to be in debt.	Citi/2200/29.99% Chase/1800/25% Discover/3000/21% I use the credit to pay for a master degree in mechanical engineering

Member Payment Dependent Notes Series 575333

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
575333	$8,000	$8,000	15.58%	1.00%	September 9, 2010	September 16, 2013	September 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 575333. Member loan 575333 was requested on September 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Capital One bank	Debt-to-income ratio:	21.04%
Length of employment:	8 years	Location:	ashburn, VA

Home town:
Current & past employers:	Capital One bank
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 2, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,597.00	Public Records On File:	0
Revolving Line Utilization:	74.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 575353

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
575353	$3,000	$3,000	17.19%	1.00%	September 8, 2010	September 16, 2015	September 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 575353. Member loan 575353 was requested on September 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Earl's Plumbing	Debt-to-income ratio:	3.62%
Length of employment:	5 years	Location:	Paradise, CA

Home town:
Current & past employers:	Earl's Plumbing
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 2, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2006	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,408.00	Public Records On File:	0
Revolving Line Utilization:	56.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 575382

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
575382	$4,000	$4,000	11.12%	1.00%	September 8, 2010	September 16, 2015	September 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 575382. Member loan 575382 was requested on September 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	n/a	Debt-to-income ratio:	2.60%
Length of employment:	2 years	Location:	PICO RIVERA, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/02/10 > Need the money to pay off Toyota loan. I'll have a lower monthly payment through lending club.

A credit bureau reported the following information about this borrower member on September 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	49
Revolving Credit Balance:	$93.00	Public Records On File:	0
Revolving Line Utilization:	1.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Source of income?	I am a distributer of central American products in the city of Los Angeles.

Member Payment Dependent Notes Series 575391

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
575391	$4,500	$4,500	7.88%	1.00%	September 10, 2010	September 20, 2013	September 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 575391. Member loan 575391 was requested on September 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Village Podiatry Centers	Debt-to-income ratio:	22.26%
Length of employment:	2 years	Location:	WOODSTOCK, GA

Home town:
Current & past employers:	Village Podiatry Centers
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,459.00	Public Records On File:	0
Revolving Line Utilization:	85.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 575479

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
575479	$9,600	$9,600	13.61%	1.00%	September 14, 2010	September 17, 2015	September 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 575479. Member loan 575479 was requested on September 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	San Antonio Independent School District	Debt-to-income ratio:	13.25%
Length of employment:	7 years	Location:	San Antonio, TX

Home town:
Current & past employers:	San Antonio Independent School District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/03/10 > I plan to use this loan to consolidate some of my credit card debt. After all expences, I have approximately 3,000.00 monthly in disposable income. I have been employed full time for the past 28 years first with the US Army and now with a school district. My employment as a school teacher is very secure.

A credit bureau reported the following information about this borrower member on September 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	28
Revolving Credit Balance:	$18,148.00	Public Records On File:	0
Revolving Line Utilization:	45.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) If US Army Retired what is Rank and Pay Grade? (2) Transunion Credit Report shows $18,148 Revolving Credit Balance. How much $ are you now paying per month for credit card/other debts? (3) All Lending Club loans feature NO $ penalty for loan early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) loan before payoff? Lender 505570 USMC-RETIRED FRIDAY 09.03.2010	My retired rank is Major / O4. I plan to consolidate 2 of my 3 credit accounts. I am currently paying around $450 monthly on my credit accounts. I intend to payoff this loan within the next 18 months.
What are the amounts and rates of the debts you will be consolidating? How quickly do you anticipate paying off this loan?	2 credit card accounts y totaling around $9000. I intend to pay off the loan within the next 18 months
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The total balance on the mortgage loan is currenlty 164,000 and the value of the home is currently 173,000.
What are the interest rates of the debts you are consolidating?	15 and 18 percent.

Member Payment Dependent Notes Series 575481

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
575481	$8,000	$8,000	15.21%	1.00%	September 10, 2010	September 17, 2015	September 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 575481. Member loan 575481 was requested on September 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,075 / month
Current employer:	ISO	Debt-to-income ratio:	17.50%
Length of employment:	5 years	Location:	Fort Lee, NJ

Home town:
Current & past employers:	ISO
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/05/10 > I'm very grateful for the Lending Club loan. Thanks to all the investors who picked my loan. I want to pay all my debts and be able to start saving to buy my first home. On behalf of my family, thank you.

A credit bureau reported the following information about this borrower member on September 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	70
Revolving Credit Balance:	$7,384.00	Public Records On File:	0
Revolving Line Utilization:	48.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) What is position (Job/What you do) for ISO, Ft Lee, NJ? A-N-D if U S Government employee, what is military/civilian Rank-Pay Grade?, Military ETS? Length of employment shows 5-years. Future intentions are: If military, to extend enlistment/reenlist? Serve for 20-years and qualify for military retired pay? Etc. (2) Transuinion Credit Report shows $7,384 Revolving Credit Balance. How much $ are you now paying per month for credit card/other debts? (3) All Lending Club loans feature NO $ penalty for loan early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) loan before payoff? Lender 505570 USMC-RETIRED FRIDAY 09.03.2010	I am a senior insurance analyst at Insurance Services Office (ISO), Inc, an subsiduary of Verisk Analytics, a publicly trading company on the NASDAQ. I've been working there for 5 years. My total debt is as indicated. I want to consolidate three credit cards with varying interest rates and due dates into one monthly payment at a lower fix rate. I pay approximately $350 each month. I have no intension of having this loan for 5 years and plan to pay off all debts in 1-2 years.
Specifically, what are the loan proceeds to be used for?	My total debt is around $7,400. I want to consolidate three credit cards with varying interest rates and due dates into one monthly payment at a lower fix rate. I pay approximately $350 each month for all credit cards. I can pay off this loan in 1-2 years.
Loan listed 5 days; 37 pct funded. Application still does not show Employment-Income verified and Credit Review was completed. Review Status does not show Approved for issue when 100 pct funded, or minimum 60 pct partially funded. and the 14 listing days expires. If contacted by a Credit Reviewer and income documents were submitted, you need to FOLLOW-UP. Ask Credit Reviewer why not completed? Why Review Status was not upgraded to Approved? If not contacted by a Credit Reviewer, you need to initiate contact ASAP. The Member Support email-toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support is open Mon - Fri 8AM - 5 PM PT; is closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7. Answering machine and Fax Machine available 24/7. Time is short for loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA TUESDAY 09.07.2010	I am sure that is how how things are usually done. But I happened to put in this application prior to a long holiday weekend. But you are right, I have not recieved contact from a reviewer at this point. I will follow your advice and follow-up ASAP. Thank you for looking at my profile.

Member Payment Dependent Notes Series 575494

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
575494	$5,600	$5,600	13.61%	1.00%	September 13, 2010	September 17, 2013	September 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 575494. Member loan 575494 was requested on September 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$30,000 / month
Current employer:	The Hartford	Debt-to-income ratio:	2.01%
Length of employment:	3 years	Location:	Allentown, PA

Home town:
Current & past employers:	The Hartford
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/03/10 > Funds will be used to pay off different medical and dental providers, plus fund additional medical/dental work. Would prefer to consolidate it into one payment, rather than 6 different ones. Borrower added on 09/03/10 > Loan will be used to consolidate several medical/dental bills into one payment. Will also be used to finance upcoming medical/dental procedures.

A credit bureau reported the following information about this borrower member on September 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	48
Revolving Credit Balance:	$10,016.00	Public Records On File:	0
Revolving Line Utilization:	87.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for The Hartford?	I am an escalation service rep - when an issue is beyond the scope of a regular customer service rep, it is then escalated to my attention.
Self-entered Borrower Profile shows $30,000 Gross Income Per M-O-N-T-H. (THREE HUNDRED SIXTY-THOUSAND U S DOLLARS PER Y-E-A-R.) Is this reported Gross Income Per Month correct? Or is it a typographic mistake? If you are Customer Service Rep I highly believe it is incorrect. If it is a typographic error, you need to contact Member Support Department and request error to be corrected ASAP. Member Support Department email and toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support open Mon - Fri 8AM - 5 PM PT; closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7; normally acted upon within 24 hours. Answering machine and Fax Machine available 24/7. If typographic mistake not corrected, and your application randomly selected for required borrower income verification, it will be IMPOSSIBLE to substantiate erroneously reported gross income per month. Loan application could be canceled and removed because, among other items, grossly over reported income dramatically skews (misrepresents) in your favor your actual Debt-To-Income Ratio percentage, attracts lenders mistakenly believing gross income per month to be correct, and their committed $ funds the loan. Choice is yours. Lender 505570 USMC-RETIRED FRIDAY 09.03.2010	You are correct, it is not per month, but rather per annum. I will contact Member Support to correct it.
My questions are: (1) Answer my earlier email Subject: $30,000 Per M-O-N-T-H Gross Income? (2) Transunion Credit Report shows $10,016 Revolving Credit Balance. How much $ are you now paying per month for credit card/other debts? (3) All Lending Club loans feature NO $ penalty for loan early payoff. You selected 3-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) loan before payoff? Lender 505570 USMC-RETIRED FRIDAY 09.03.2010	(1) I have already answered your first question. Please see my earlier reply. (2) I am currently paying $400 per month on my other debts. (3) If I selected the 3 year term, then I intend to pay off the full amount of the loan in 3 years.
Would you like to add any details about the delinquency 48 months ago on your TransUnion credit report? (That's all the detail we investors can see.)	As far as I am aware, there should be no deliquencies or late payments on my credit report. I have never defaulted on a loan nor have I ever been deliquent in paying a bill. I will have to investigate this further and get a copy of the TransUnion credit report. The Experian report that I have currently does not show this deliquency.

Member Payment Dependent Notes Series 575506

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
575506	$2,000	$2,000	6.76%	1.00%	September 8, 2010	September 17, 2013	September 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 575506. Member loan 575506 was requested on September 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,300 / month
Current employer:	Concept Services	Debt-to-income ratio:	23.23%
Length of employment:	10+ years	Location:	Cedar Park, TX

Home town:
Current & past employers:	Concept Services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 3, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,884.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Concept Services and what do you do there?	Concept Services is a foodservice equipment company. We sell restaurant equipment (kitchen) to national chains. We have around 80 employees. I am the IT Administrator. Basically I keep all the computers and servers running. And troubleshoot network problems.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Two credit cards, both will be paid off and canceled with the loan. The card balances just come a few dollars shy of $2k.

Member Payment Dependent Notes Series 575533

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
575533	$15,000	$15,000	10.38%	1.00%	September 9, 2010	September 17, 2013	September 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 575533. Member loan 575533 was requested on September 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	cox communications	Debt-to-income ratio:	7.92%
Length of employment:	10+ years	Location:	meriden, CT

Home town:
Current & past employers:	cox communications
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 3, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$256.00	Public Records On File:	0
Revolving Line Utilization:	10.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at cox communications?	Type your answer here.field network tech/lineman
What debt are you wanting to consolidate? Your profile is showing you have very little credit card debt. Art	credit cards plus a truck payment, we also want to replace our furnace but there wasnt an option for both
Your revolving credit balance only shows a debt of $256. What is this $15,000 going to be used for? Please provide at least a little information on each debt to be paid off with this loan. Wishing you well.	we have a joint card at about 8,000 and a furnace that needs to be replaced
What are your $ monthly costs (mortgage, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	bout 2500 a month

Member Payment Dependent Notes Series 575536

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
575536	$13,750	$13,750	15.95%	1.00%	September 13, 2010	September 17, 2013	September 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 575536. Member loan 575536 was requested on September 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Professional Risk Planners, Inc	Debt-to-income ratio:	20.72%
Length of employment:	3 years	Location:	South Setauket, NY

Home town:
Current & past employers:	Professional Risk Planners, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/03/10 > payoff high interest cc

A credit bureau reported the following information about this borrower member on September 3, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	28
Revolving Credit Balance:	$87,610.00	Public Records On File:	0
Revolving Line Utilization:	82.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Professional Risk Planners, Inc?	Type your answer here. I am a Controller for a Commercial Insurance Broker
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Type your answer here. I plan to payoff the following high interest credit cards; American Express $3,000.00 Chase: $2000.00 Chase; $3300.00 Discover: $4900.00 They all have a high interest rate of 29.99% and I am trying to pay them off but it is very diffiicult since the interest rate is so high. I would like to consolidate them on this loan I will continue to paydown my citicard at $493.00 to have it paid off in 3 years and I have a Wells Fargo account with no interest that I am paying $184.00 per month to have paid down within the year so no interest is charged.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. My total mortgage is 30year fixed $292,500.00 payment is $1785.00 included are my taxes at $854.28 for a total of $2639.28 per month. I have an equity line $60,000.00 next 5 years interest only I am paying $150.00 per month. The current value of my home on Zillow is $375,000 to $385,000
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Are you the sole wage earner? Thanks.	Type your answer here. Mortgage $2639.28 includeds tax, & Homeowners Equity Line $150.00 Car $520.00 Utilities W/phone-internet $500.00 Food & Gas $420.00 Insurance Auto: $105.00 Childcare: $150.00 Landscaping: $85.00 Average Monthly Expenses: $4800.00 I also receive $2301.00 per month from my x husband for child support. I have provided a copy of my child support stipulation to Lending Club for review.

Member Payment Dependent Notes Series 575543

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
575543	$7,500	$7,500	14.84%	1.00%	September 9, 2010	September 17, 2013	September 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 575543. Member loan 575543 was requested on September 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,605 / month
Current employer:	19th Circuit State Attorney's Office	Debt-to-income ratio:	23.86%
Length of employment:	1 year	Location:	Stuart, FL

Home town:
Current & past employers:	19th Circuit State Attorney's Office
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,015.00	Public Records On File:	0
Revolving Line Utilization:	85.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Are you moving locally or long distance?	I will be moving locally. It will be within Stuart, FL.
My questions are: (1) What is position (Job/What you do) for 19TH Circuit State Attorney's Office (2) Transunion Credit Report shows $6,015 Revolving Credit Balance. How much $ are you now paying per month for credit card/other debts? (3) All Lending Club loans feature NO $ penalty for loan early payoff. You selected 3-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) loan before payoff? Lender 505570 USMC-RETIRED FRIDAY 09.03.2010	I am an attorney with the office. I am a prosecutor for the state of Florida. I am paying approximately $150 a month in credit card debt. As far as how long I plan on keeping the loan open, I plan on paying it off within the year. I just need the initial outlay for moving expenses then I can pay it back over the next few months.

Member Payment Dependent Notes Series 575569

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
575569	$6,075	$6,075	10.38%	1.00%	September 13, 2010	September 17, 2015	September 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 575569. Member loan 575569 was requested on September 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	kaiser permanete nw	Debt-to-income ratio:	3.89%
Length of employment:	10+ years	Location:	clackamas, OR

Home town:
Current & past employers:	kaiser permanete nw
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/06/10 > app.1200

A credit bureau reported the following information about this borrower member on September 3, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1981	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,062.00	Public Records On File:	0
Revolving Line Utilization:	21.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at kaiser permanete nw?	Type your answer here. release of information assistant
I have a bunch of questions, Please answer ALL of them. What do you do for Kaiser and what is your position? You are asking for $10k yet your RBC is only $7k what are you going to use the extra $3K for? What debts are you funding? Amounts, rate, and how much you pay monthly please. What are your current monthly expenses please itemize? Who long do you intend to keep the loan, in years? What are the 2 credit inquiries in the last 6 months? Also please get your paper work in so LC can give your loan review an approved and your income verified. Thank you	Type your answer here. i dont mind answering some of these questions as they pertain to my request- as for what i will use the other for i havent decided. i would guess inquires are from credit card companys. 1 of which i will pay off with this loan ,discover card. 122.00 for discover card. i intend to pay this off as quickly as possible. in half of the time if poss. thak you release of information assistant-kaiser
What are your $ monthly costs (mortgage, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Type your answer here. 783 rent 60 elec,cable, 460 appromox in loans 80.phone ins pd by yr

Member Payment Dependent Notes Series 575582

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
575582	$8,000	$8,000	7.51%	1.00%	September 9, 2010	September 17, 2013	September 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 575582. Member loan 575582 was requested on September 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	n/a	Debt-to-income ratio:	3.85%
Length of employment:	n/a	Location:	Colorado Springs, CO

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,309.00	Public Records On File:	0
Revolving Line Utilization:	44.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	M husband is a SSG in the US Army and I am currently a student receiving the 9/11 GI bill, which pays addition amount for housing allowance.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	CareCredit-1,500.00-24% Credit Card-4,600-10.99% Best Buy Credit Card-2,200.00-22%
Thank you for your prompt answers. How much of the $4,000 gross monthly income is yours alone?	4,000 income is mine only, I did not include my husbands

Member Payment Dependent Notes Series 575605

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
575605	$1,500	$1,500	11.49%	1.00%	September 9, 2010	September 17, 2013	September 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 575605. Member loan 575605 was requested on September 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Red Lobster	Debt-to-income ratio:	22.15%
Length of employment:	4 years	Location:	Orlando, FL

Home town:
Current & past employers:	Red Lobster
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	67
Revolving Credit Balance:	$1,622.00	Public Records On File:	0
Revolving Line Utilization:	90.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Red Lobster?	I am a server now. I did, however get a new job with a salary & that is why I need a new car.

Member Payment Dependent Notes Series 575662

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
575662	$2,000	$2,000	14.35%	1.00%	September 9, 2010	September 17, 2013	September 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 575662. Member loan 575662 was requested on September 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,600 / month
Current employer:	united dairy farmers	Debt-to-income ratio:	22.06%
Length of employment:	6 years	Location:	cincinnati, OH

Home town:
Current & past employers:	united dairy farmers
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/03/10 > have stable job

A credit bureau reported the following information about this borrower member on September 3, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,234.00	Public Records On File:	1
Revolving Line Utilization:	71.50%	Months Since Last Record:	99
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job with united dairy farmers?	store manager

Member Payment Dependent Notes Series 575674

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
575674	$3,600	$3,600	13.98%	1.00%	September 10, 2010	September 17, 2015	September 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 575674. Member loan 575674 was requested on September 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,550 / month
Current employer:	n/a	Debt-to-income ratio:	15.15%
Length of employment:	10+ years	Location:	Santa Rosa, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/04/10 > Business loan to help offset expenses. Escows were delayed due to delay from large Banks. Also I am owed money from some asset companies and they are past due in paying me. Closings have been extended out, but will close. Currently also paying for a lead generation to expand business. Experience of over 20 years, dedicated and hard working. Borrower added on 09/04/10 > I have always paid everything on time and I want to keep it that way

A credit bureau reported the following information about this borrower member on September 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1986	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$95,903.00	Public Records On File:	0
Revolving Line Utilization:	88.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	My mortgage is 527,000. It is a fully amoriztized at 2.75 for the next 4 years and it is NOT an option ARM. Value is about the same, equity was hit hard by the mortgage crisis. Personally I could rent it for more than the mortgage payment, but it is my home where I am raising my teenage daughter.

Member Payment Dependent Notes Series 575687

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
575687	$1,500	$1,500	14.72%	1.00%	September 8, 2010	September 17, 2013	September 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 575687. Member loan 575687 was requested on September 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Sir Spa	Debt-to-income ratio:	1.92%
Length of employment:	< 1 year	Location:	Chicago, IL

Home town:
Current & past employers:	Sir Spa
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 3, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	33
Revolving Credit Balance:	$1,341.00	Public Records On File:	0
Revolving Line Utilization:	53.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 575712

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
575712	$5,000	$5,000	11.12%	1.00%	September 10, 2010	September 17, 2013	September 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 575712. Member loan 575712 was requested on September 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:	n/a	Debt-to-income ratio:	4.04%
Length of employment:	5 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,172.00	Public Records On File:	0
Revolving Line Utilization:	80.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	It's a family business

Member Payment Dependent Notes Series 575717

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
575717	$4,750	$4,750	10.38%	1.00%	September 8, 2010	September 17, 2013	September 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 575717. Member loan 575717 was requested on September 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Insight Beverages	Debt-to-income ratio:	24.85%
Length of employment:	10+ years	Location:	Chicago , IL

Home town:
Current & past employers:	Insight Beverages
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,472.00	Public Records On File:	0
Revolving Line Utilization:	88.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 575730

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
575730	$10,000	$10,000	7.14%	1.00%	September 10, 2010	September 19, 2013	September 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 575730. Member loan 575730 was requested on September 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	McLaren Regional Medical Center	Debt-to-income ratio:	15.28%
Length of employment:	4 years	Location:	FLINT, MI

Home town:
Current & past employers:	McLaren Regional Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 5, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	44
Revolving Credit Balance:	$2,400.00	Public Records On File:	0
Revolving Line Utilization:	8.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 575734

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
575734	$8,000	$8,000	14.72%	1.00%	September 10, 2010	September 17, 2013	September 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 575734. Member loan 575734 was requested on September 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	SIXTH AVENUE ELECTRONICS	Debt-to-income ratio:	10.49%
Length of employment:	2 years	Location:	North Bergen, NJ

Home town:
Current & past employers:	SIXTH AVENUE ELECTRONICS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/03/10 > I want to use the funds to consalidate my credit cards. I am a good borrower because I want to keep my credit score high. My monthly budget is $1,000 a month and my net monthly income is $4,000 + bonus a month. I have a stable job as a Store Manager.

A credit bureau reported the following information about this borrower member on September 3, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	14
Revolving Credit Balance:	$7,238.00	Public Records On File:	1
Revolving Line Utilization:	67.60%	Months Since Last Record:	112
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is SIXTH AVENUE ELECTRONICS and what do you do there?	Hi, it's an electronic store. the website is 6ave.com There are 18 stores open in NY, NJ, PA, DE. I'm a Manager
Please describe/explain your delinquency and public record. Also, list you credit card balances, interest percents, and monthly payments. Thank you.	There hasn't been any delinquency since 2001 that when I did Bankruptcy. I have 4 credit cards that I want to eliminate approx. $2000 on each one. interest is about 16% to 19% my mothly payments between rent + car payment is $1,000 a month.

Member Payment Dependent Notes Series 575751

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
575751	$2,800	$2,800	15.21%	1.00%	September 13, 2010	September 17, 2015	September 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 575751. Member loan 575751 was requested on September 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,068 / month
Current employer:	Jerome Aluminum	Debt-to-income ratio:	20.05%
Length of employment:	7 years	Location:	Bronx, NY

Home town:
Current & past employers:	Jerome Aluminum
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/03/10 > Tree limbs damaged my main waste line in my home and the sleeve that does repair this damage is about $2800.00 installed with a conditional 25 year guarantee.

A credit bureau reported the following information about this borrower member on September 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,118.00	Public Records On File:	0
Revolving Line Utilization:	93.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	333,500.00 and the current market value is 347,800.00.

Member Payment Dependent Notes Series 575763

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
575763	$4,800	$4,800	16.45%	1.00%	September 10, 2010	September 21, 2015	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 575763. Member loan 575763 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	Coldwater Creek	Debt-to-income ratio:	16.68%
Length of employment:	10+ years	Location:	PARKERSBURG, WV

Home town:
Current & past employers:	Coldwater Creek
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/07/10 > I have been with my company for 12 years and would like to pay off a few higher interest rate credit cards. If I am funded, I will be saving approximately $100 month. Thank you for your consideration. Shelli

A credit bureau reported the following information about this borrower member on September 3, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	35
Revolving Credit Balance:	$12,521.00	Public Records On File:	0
Revolving Line Utilization:	42.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) What is current position (Job/What you do) for employer Coldwater Creek? (2) All Lending Club loans feature NO $ penalty for early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before payoff? ("As soon as possible" type answers tell lenders absolutely NOTHING useful; but an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED TUESDAY 09.07.2010	Hello. 1. Held many positions but for the last 7 yrs Executive Assistant. I really love the company and my position. 2. My goal is to actually pay it off in 3yrs. I know I'm at a higher interest rate instead of choosing the 3yr term. However, I have one LOW interest rate cc that I intend to pay off with the savings from the lower payment with the 5 yr term. Hope this answers your question.
What level management do you report to? CEO, etc?	Executive Level
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	Hello. I have 4 store cards with an average interest rate of 24% that total $3000. I have one MC with an interest rate of 18% that totals $1200. I have one low interest rate cc that I will pay off the cash advance of $600 in order to get the lowest of the 2 rates and will be using the $100 savings to pay off that cc. My total monthly payments right now on these cc's is approximately $220. If I am fully funded, I would be saving around $100 a month. I plan to NOT use the store cards in the future....Hope this helps and thank you for considering.

Member Payment Dependent Notes Series 575794

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
575794	$1,500	$1,500	7.51%	1.00%	September 13, 2010	September 17, 2013	September 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 575794. Member loan 575794 was requested on September 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	U.S. State Department	Debt-to-income ratio:	20.77%
Length of employment:	< 1 year	Location:	Falls Church, VA

Home town:
Current & past employers:	U.S. State Department
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/03/10 > Planning to use the funds to take a trip to Disney World in Florida where I am originally from. Where the magic lives right? I will be taking the trip over Halloween in October which is my favorite time of year to visit the local theme parks. Trick or Treat? I work for the U.S. Government so my job is very stable, as well I am in the U.S. Army Reserve so there is no worry about me missing a payment. If all goes well I would like to have this loan paid off much sooner than the permitted time frame!

A credit bureau reported the following information about this borrower member on September 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	31
Revolving Credit Balance:	$17,172.00	Public Records On File:	0
Revolving Line Utilization:	79.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 575856

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
575856	$10,000	$10,000	7.51%	1.00%	September 13, 2010	September 17, 2013	September 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 575856. Member loan 575856 was requested on September 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,042 / month
Current employer:	Merced Systems, Inc.	Debt-to-income ratio:	7.16%
Length of employment:	3 years	Location:	Newark, CA

Home town:
Current & past employers:	Merced Systems, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/06/10 > I'm looking to remodel my bathroom and purchase a new washer and dryer for my condo. The APR here is much better than any of my credit cards. I have a student loan and leasing my vehicle (2.5 years left). I have never been late on payments in my 9-year credit history.

A credit bureau reported the following information about this borrower member on September 3, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you plan to purchase with this loan? Art	I'm looking to remodel my bathroom and purchase a new washer and dryer for my condo. The APR here is much better than any of my credit cards.
What is your purchase?	I'm looking to remodel my bathroom and purchase a new washer and dryer for my condo. The APR here is much better than any of my credit cards.
Hi. What specifically are you planning to purchase with this loan? Thanks.	I'm looking to remodel my bathroom and purchase a new washer and dryer for my condo. The APR here is much better than any of my credit cards.
Hello. I cannot invest in your loan unless I have some idea what you plan to use the money for. For example, I have a strick rule against lending to make a down payment or purchase of homes or rental properties. Also, Do you have any debts besides the morgage on your home? Wishing you well on this holiday weekend.	I'm looking to remodel my bathroom and purchase a new washer and dryer for my condo. The APR here is slightly better than any of my credit cards. The other debt I have is a lease on my car and student loans. Thanks for your interest.
Hi, Can you tell us what you plan on purchasing? Thanks!	I'm looking to remodel my bathroom and purchase a new washer and dryer for my condo. The APR here is much better than any of my credit cards.

Member Payment Dependent Notes Series 575970

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
575970	$12,000	$12,000	7.88%	1.00%	September 9, 2010	September 18, 2013	September 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 575970. Member loan 575970 was requested on September 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,292 / month
Current employer:	JPMorgan Chase	Debt-to-income ratio:	14.70%
Length of employment:	10+ years	Location:	Westerville, OH

Home town:
Current & past employers:	JPMorgan Chase
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/04/10 > This loan is refinance and consolidate credit card debt at a lower interest rate. Borrower added on 09/04/10 > I am restructuring my debt with the goal of being debt free (except mortgage) within 3 years. My stated annual income does not include bonus money (generally between 3-5 % of annual income). While I am leaving my credit card accounts "open", I am no longer using them for anything (for about 9 months already). The only "card" I use is my AmEx which is a pay-off-each-month account. I am new to "peer-to-peer" lending and plan to invest (lend) myself once I've become debt-free. Thanks for your consideration.

A credit bureau reported the following information about this borrower member on September 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,630.00	Public Records On File:	0
Revolving Line Utilization:	33.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at JPMorgan Chase?	I am restricted by my employer from disclosing details regarding my job in public forums - we all have to sign annually acknowledging this - I can say that I am in the IT (information technology) end of the business.
What are the amounts and rates of the debts you will be consolidating? How quickly do you anticipate paying off this loan?	Restructuring the following: $3500 @ 18%, $5100 @11%, $3400 @ 12%. As mentioned previously, my goal is to payoff all but my mortgage debt within 3 years. My rates (above) are not horrible but I'm looking for the best rate (for 3 years) that I can find.
What are your $ monthly costs (mortgage, car, utilities, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Currently (all expenses included including food & gas) I am at 40.02% of gross monthly income.

Member Payment Dependent Notes Series 575998

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
575998	$4,200	$4,200	7.88%	1.00%	September 8, 2010	September 18, 2013	September 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 575998. Member loan 575998 was requested on September 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,125 / month
Current employer:	Petsmart Corporation	Debt-to-income ratio:	11.62%
Length of employment:	1 year	Location:	Grove City, OH

Home town:
Current & past employers:	Petsmart Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$594.00	Public Records On File:	1
Revolving Line Utilization:	9.10%	Months Since Last Record:	85
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Petsmart Corporation, and where did you work prior to that?	Good Afternoon, I manage/oversee the receiving and replenishment operations at a 700,000 sq ft distribution center. I have 60 associates and 4 supervisors that report directly to me. Prior to that, I was an operations manager for a Target Distribution center for 6 years, doing the same thing over their receiving department in a 1.6 million sq ft facility. I have been in the distribution industry for 17 years. My $73500 salary does not include an annual bonus of 15%.
Your Rev. Cred. Bal. is listed at $594, but your debt consolidation request is for $4,200. What debts will you pay off with this and what are their percentages? Thank you for answering.	Hello, I have a higher interest rate personal loan with a balance of $2000, plus negative equity in a vehicle loan, that I will pay off. Thank you.

Member Payment Dependent Notes Series 576002

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576002	$3,500	$3,500	10.75%	1.00%	September 9, 2010	September 18, 2013	September 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576002. Member loan 576002 was requested on September 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,608 / month
Current employer:	baptist health system	Debt-to-income ratio:	20.15%
Length of employment:	1 year	Location:	SAN ANTONIO, TX

Home town:
Current & past employers:	baptist health system
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,401.00	Public Records On File:	0
Revolving Line Utilization:	66.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at baptist health system, and where did you work before that?	I'm a Registered Nurse with the System, before this I worked at the South Texas Blood & Tissue Center.
What is your position at the Baptist Health System and how long have you lived at your present address?	I'm a Registered Nurse with the System and I've lived at this location for six years.

Member Payment Dependent Notes Series 576003

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576003	$10,000	$10,000	13.61%	1.00%	September 13, 2010	September 21, 2013	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576003. Member loan 576003 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,698 / month
Current employer:	Maxwell-Kates, INC	Debt-to-income ratio:	13.68%
Length of employment:	1 year	Location:	Staten Island, NY

Home town:
Current & past employers:	Maxwell-Kates, INC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/08/10 > My Funds are going to pay off 3 of my credit cards. I am willing to pay around $750.00 a month towards the loan. I am an assistant property manager trying to save some money.

A credit bureau reported the following information about this borrower member on September 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,104.00	Public Records On File:	0
Revolving Line Utilization:	14.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Maxwell-Kates, INC and what do you do there?	It is a Real Estate Managing Company and I am an assistant property manager.

Member Payment Dependent Notes Series 576004

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576004	$7,000	$7,000	13.98%	1.00%	September 10, 2010	September 18, 2013	September 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576004. Member loan 576004 was requested on September 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Energizer Holdings	Debt-to-income ratio:	15.97%
Length of employment:	6 years	Location:	EDGEWATER, FL

Home town:
Current & past employers:	Energizer Holdings
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 4, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	74
Revolving Credit Balance:	$8,633.00	Public Records On File:	0
Revolving Line Utilization:	60.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Energizer Holdings and what do you do there?	Energizer Holdings is a consumer goods company that produces a broad range of goods, including Energizer batteries, the Schick blade line and all Playtex brands. I am the Sr. Supply Planner/Master Scheduler for the Hawaiian Tropic Suncare brand which is under the Playtex Personal Products division of Energizer Personal Care.
What are the amounts and rates of the debts you will be consolidating? How quickly do you anticipate paying off this loan?	I will be consolidating the following credit card debts: 633, 22% 504, 18% 556, 18% 178, 23% 655, 18% 456, 25% 547, 26% 250, 25% 1675, no interest at this time, will be 18% in 4 months 366, 18% 310, 25% 237, 18% I anticipate paying off the loan within 3yrs.
Please elaborate on the debts you are consolidating (eg. CC debt amount and interest rates), thanks	I will be consolidating credit card debts: 633, 22% 504, 18% 556, 18% 178, 23% 655, 18% 456, 25% 547, 26% 250, 25% 1675, no interest at this time, will be 18% in 4 months 366, 18% 310, 25% 237, 18%
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hi there. I bought my house in January/2010 and mortgaged it for 76,095. Zillow currently has its market value at 79,500.

Member Payment Dependent Notes Series 576045

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576045	$7,500	$7,500	10.38%	1.00%	September 9, 2010	September 18, 2013	September 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576045. Member loan 576045 was requested on September 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	USPostal Service	Debt-to-income ratio:	16.57%
Length of employment:	10+ years	Location:	Louisville, KY

Home town:
Current & past employers:	USPostal Service
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	37
Revolving Credit Balance:	$5,437.00	Public Records On File:	0
Revolving Line Utilization:	22.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the USPostal Service?	I am a mail processing clerk. I work on an automated machine called a CIOSS.
What are the amounts and rates of the debts you will be consolidating? How quickly do you anticipate paying off this loan?	$7500 I planned to pay off as quickly as I can and not take the 3 years to do it.
What debts (amounts and current interest rates) are you planning to consolidate?	3 bills totally $7500 some with 15% interest to up to 25%
What are the interest rates of the debts you will be consolidating?	the interest rates are betwwen 15% and 25% on these debts to consolidate

Member Payment Dependent Notes Series 576046

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576046	$5,000	$5,000	10.38%	1.00%	September 9, 2010	September 18, 2013	September 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576046. Member loan 576046 was requested on September 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,200 / month
Current employer:	Beacon Hill Athletic Club	Debt-to-income ratio:	19.10%
Length of employment:	3 years	Location:	Allston, MA

Home town:
Current & past employers:	Beacon Hill Athletic Club
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,109.00	Public Records On File:	0
Revolving Line Utilization:	24.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at Beacon Hill Athletic Club?	Personal Trainer
Hello. Can you tell us a little bit about how you plan to use the money? Also, are you staying in the same area or keeping the same job? Wishing you well on this holiday weekend.	I am keeping the same position but Am moving to a different part of the city.
Where are you planning to move... Locally or to another city? And how will that effect your current employment?	My move will be across town. This will not affect my employment whatsoever.
Thank you for answering my second question. Please answer my first question. Can you tell us a little bit about how you plan to use the money? $5,000 seems like a lot for moving from one part of town to another part of the same town. Wishing you well.	I'm guilty of not having renters insurance and losing most of my belongings to disaster. Basic living essentials is what this will be used for.

Member Payment Dependent Notes Series 576063

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576063	$5,000	$5,000	7.88%	1.00%	September 9, 2010	September 18, 2013	September 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576063. Member loan 576063 was requested on September 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	WalMart	Debt-to-income ratio:	5.73%
Length of employment:	10+ years	Location:	Tucson, AZ

Home town:
Current & past employers:	WalMart
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,912.00	Public Records On File:	1
Revolving Line Utilization:	14.30%	Months Since Last Record:	110
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are the interest rates of the debts you are consolidating? How quickly do you anticipate paying off this loan?	The inerest rate on my credit cards is 14.99 and 16.24. My goal is to to pay off this loan in 18 months or less. Thank you.
Hi. Can you comment on your bankruptcy 110 months ago? Thanks.	I've learned a value lesson and managed my budget more carefully.

Member Payment Dependent Notes Series 576087

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576087	$16,750	$16,750	13.98%	1.00%	September 14, 2010	September 18, 2013	September 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576087. Member loan 576087 was requested on September 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	JPO Inc	Debt-to-income ratio:	21.40%
Length of employment:	10+ years	Location:	Dallas, TX

Home town:
Current & past employers:	JPO Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	37
Revolving Credit Balance:	$16,336.00	Public Records On File:	0
Revolving Line Utilization:	45.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is JPO Inc and what do you do there?	I work for JPO Inc DBA Patrick OHara Salon. It's a boutique hair salon and retail store. I am the manager. We have seven employees and we've been in business for about seventeen years. I've been the manager for about fifteen of those. We are very well established and are known as one of the best salons in Dallas. Our stylists have been featured in several national magazines such as Real Simple, Vogue and Harper's as well as local one's like D Magazine and Paper City. We stay busy and it's a great place to work. Thanks for your consideration.
My questions are: (1) What is position (Job/What you do) for JPO Inc? (2) Transunion Credit Report shows $16,336 Revolving Credit Balance. How much $ are you now paying per month for credit card/other debts? (3) All Lending Club loans feature NO $ penalty for early payoff. You selected 3-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) loan before payoff? ("As soon as possible", similar answers tell lenders nothing useful; but number of years are extremely helpful.) Lender 505570 USMC-RETIRED SUNDAY 09.04.2010	2. I'm paying app. $1000 a month in credit cards. Cutting this down with a loan would be very helpful. 3. I selected three years because that's realistically how long it will take me to pay back the loan. I would love to pay it off more quickly and there is the possibility that I can pay it off more quickly as I am also a real estate agent. That market isn't doing very well currently and so I don't make a steady income from it. However, any funds that I do generate from this will go directly towards the loan.

Member Payment Dependent Notes Series 576116

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576116	$6,000	$6,000	13.98%	1.00%	September 13, 2010	September 19, 2015	September 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576116. Member loan 576116 was requested on September 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	Dr. Howard Fisher	Debt-to-income ratio:	4.16%
Length of employment:	3 years	Location:	CRESTVIEW, FL

Home town:
Current & past employers:	Dr. Howard Fisher
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,336.00	Public Records On File:	0
Revolving Line Utilization:	83.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Dr. Howard Fisher?	I am an oral surgery assistant.
What are your current debts? What interest rates do you pay on them? thanks.	I have two credit cards and the interest rates are in the low 20s, but I'm trying to pay them off with this loan and then plan on closing them. Besides that the only other debt I have is my student loans. However, they are in deferment. My plan is to get rid of my credit cards and then start making payments towards my student loans. Balance is 30,000.00

Member Payment Dependent Notes Series 576122

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576122	$10,000	$10,000	16.32%	1.00%	September 13, 2010	September 18, 2015	September 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576122. Member loan 576122 was requested on September 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	indian valley ymca	Debt-to-income ratio:	7.30%
Length of employment:	3 years	Location:	souderton, PA

Home town:
Current & past employers:	indian valley ymca
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,019.00	Public Records On File:	0
Revolving Line Utilization:	74.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at indian valley ymca?	teacher.
My questions are: (1) What is position (Job/What you do) for Indian Valley YMCA? (2) Transunion Credit Report shows $10,019 Revolving Credit Balance. How much $ are you now paying per month for credit card/other debts? (3) All Lending Club loans feature NO $ penalty for early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) loan before payoff? ("As soon as possible", similar answers tell lenders nothing useful; but number of years are extremely helpful.) Lender 505570 USMC-RETIRED SUNDAY 09.04.2010	2 I am paying $400 a month in credit card payments. 3 I plan to pay off in 5 years 1 I am a teacher at the YMCA
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	Type your answer here.I owe discover card approx 2500, bank of america 2500 sears card 3500 and td bank 900 The interest rates are all over 18% and I plan on paying off all of the cards listed and paying one monthly sum until I am out ofdebt.

Member Payment Dependent Notes Series 576177

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576177	$7,000	$7,000	15.95%	1.00%	September 8, 2010	September 18, 2013	September 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576177. Member loan 576177 was requested on September 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,116 / month
Current employer:	US Army	Debt-to-income ratio:	14.43%
Length of employment:	10+ years	Location:	Fircrest, WA

Home town:
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/04/10 > My family and I would like to buy a home in 2 years, so I am trying to pay off all debts. This loan will pay off the remaining of my car loan, and all credit cards. This will be easier for us to achieve with one payment on a set term.

A credit bureau reported the following information about this borrower member on September 4, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	40
Revolving Credit Balance:	$1,894.00	Public Records On File:	1
Revolving Line Utilization:	78.90%	Months Since Last Record:	105
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Most Transunion Credit Report Public Records remain 7-years (84-months) before negative items automatically removed. Civil actions, collection accounts, payment delinquencies, property foreclosures, Chapter 13 Wage-earner Plan Bankruptcies retention start date their filings. Delinquent income tax liens retention start date liens paid. Chapter 7, Chapter 11, Asset Liquidation Bankruptcies retention start date their filings; remain 10-years (120-months) before negative items automatically removed. Your Transunion Credit Report shows 1 Public Record filed 105 months ago. Chapter 7, or Chapter 11, Asset Lquidation Bankruptcy filing reason? Lender 505570 USMC-RETIRED SUNDAY 09.05.2010	It was a chapter 7. I got out of the army for 1 year and we had a new baby the same year. The job I had at that time didn't pay a whole lot, so we ended up filling chapter 7 and then I went back into the army.
Re: Your loan application. Employing Service Branch: U S ARMY. My questions are:: (1) If active duty military: Provide current Rank?** a-n-d Pay Grade?; Enlisted Members Expiration Current Contract Date? (ETOS) (Officers are considered to be "Indefinite".) (2) Length of Employment shows as 10 years. Future intentions are to: Extend enlistment? Reenlist? Continue to 20-years and qualify for retired pension? Or what other options? (3) If DoD Civilian Employee: Provide equivilent GS/WG Pay Grade, In-Step Level a-n-d current Position (Job/What you do) for employing military service branch? *"Company or Field Grade" Officer, "CO", "XO", "Senior Enlisted", "Higher Enlisted", "Career Military" generic terms do not provide L C civilian lenders anything useful to make their decision to help fund your loan. Semper Fidelis, MSgt E8 Finance Chief, USMC-RETIRED Lender 505570 Virginia Bch, VA SUNDAY 09.05.2010	Yes, I am active duty. Job title is Senior Human Resource Manager. Pay grade E7, rank Sergeant First Class, ETS 10/2012, Length of service 14 years (one year is National Gaurd Service). I will continue service to 20 years for retirement. Thank you
My questions are: (1) Answer earlier eamil Subject: Employer US Army Status (Rank, Pay Grade, ETS, Future intentions, etc.) (2) Answer earlier email Subject: Chapter 7/11 Asset Liquidation Bankruptcy filing 105-months ago. (3) Transunion Credit Report shows $1,894 Revolving Credit Balance. Loan is $13,000 more than the debts indicated on Transunion Credit Report. What SPECIFIC debts are being consolidated/refinanced that are not in credit report total? (4) All Lending Club loans feature NO $ penalty for early payoff. You selected 3-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) loan before final payoff? ("As soon as possible", similar answers, tell lenders nothing useful; but number of years are very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED SUNDAY 09.04.2010	I am an E7 (SFC) and I plan to do 6 more years and retire. My current ETS is 10/2012. The debts that are included are the rest of the car loan, 4 credit cards, 2 revolving balances, and 1 child that we pay monthly for braces (which does not go on the credit report). Some of these things are in my wifes name, but were used for the family. My wife also works and has been at her job for 11.5 years. I plan to keep the loan for at least 2 years. Thank you.
What are the interest rates of the debts you are consolidating? How quickly do you anticipate paying off this loan?	They range between 18%-28%. I plan to keep the loan at least 2 years. Thank you.

Member Payment Dependent Notes Series 576208

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576208	$1,200	$1,200	15.58%	1.00%	September 13, 2010	September 18, 2013	September 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576208. Member loan 576208 was requested on September 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,120 / month
Current employer:	Quality Foods LLC	Debt-to-income ratio:	12.69%
Length of employment:	5 years	Location:	Maysville, GA

Home town:
Current & past employers:	Quality Foods LLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 4, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2007	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,804.00	Public Records On File:	0
Revolving Line Utilization:	79.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Quality Foods LLC?	I am a product merchandiser. I put the product on the shelf. I check the price of those products. I operate the forklift, and I organize the warehouse. I also have a second job where I do the same thing for CompUSA/TigerDirect.

Member Payment Dependent Notes Series 576226

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576226	$8,000	$8,000	11.86%	1.00%	September 13, 2010	September 21, 2013	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576226. Member loan 576226 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,286 / month
Current employer:	WalMart	Debt-to-income ratio:	0.00%
Length of employment:	6 years	Location:	Bigelow, AR

Home town:
Current & past employers:	WalMart
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
All L C loans feature NO $ penalty for early payoff. You seleceted 3-years term payments. In Y-E-A-R-S, how long do you intend to service (keep active) this loan before payoff? ("As soon as possible" type answers tell the lenders absolutely NOTHING useful; an approximate number of years is very helpful. Lender 505570 USMC-RETIRED WEDNESDAY 09.08.2010	At least 1 year. We live in an area where real estate moves very slow. It's not uncommon for a house to sit for 6-8 months on the market before there are any buyers. We want it to be perfect the first time they see it, and we felt like having everything done before hand would be better than rushing to do it before closing, or risking getting a low offer in lieu of repairs.
Could you please add more details about what you want to improve and how much you think it will appraise the value of the house?	Sure! Our house is on a mountain so the foundation is pier and beam. We plan to enclose the bottom portion of it using hardi backer. Our driveway is currently unfinished, so we we are going to finish it. We also plan to have both the interior and exterior repainted, and then do some minor landscaping, just to make it more welcoming. The house is around 1550 sq ft. Right now we owe $121,000 on our mortgage, and when we put it up we will list it for somewhere around $145,000, depending on how the market is doing at that time. We plan to list it for sale by owner (because one of us is a former Realtor) in early spring 2011. We figure it will be on the market the average time in this area which is between six to eight months.
Is there a second income in the household? The listing shows no rev. credit. Do you have any debts? How do you handle your credit card accounts? Are you paying them off every month, or using cash instead, or ____? Have you obtained estimates for the jobs you intend? Will you be buying another house before you sell this one?	My wife works full time as well. She has a car in her name. It's a 2006, and about $5000 is owed on it. She is making extra payments to try to get it paid off by mid 2011. Other than the car and the house we have no debt. The only credit card we have is for home depot and we carry a 0 balance. We have priced the jobs, but aren't committing ourselves to any contractors right now. Were trying to stay open to any opportunity to get a deal. The estimates we've got so far range from $6K to $7k, but you know how that goes. They give you the estimate and there's always a claus that says that it doesn't include extras or unforseen problems that may arise. We will be purchasing another house upon the sale of this house, so we will be writing a contingent offer on the house we plan to buy. That is why it is so important that this house is in top shape before it hits the market. We want prospective buyers to be completely satisfied when they see it. Of course we have a backup plan to rent in the event our future home offer doesn't work out, and we've already sold our current home. Sorry this was so long, I was just trying to be as detailed as possible.

Member Payment Dependent Notes Series 576232

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576232	$4,800	$4,800	11.86%	1.00%	September 13, 2010	September 18, 2013	September 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576232. Member loan 576232 was requested on September 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	BARBOUR CO.SCHOOLS	Debt-to-income ratio:	9.05%
Length of employment:	10+ years	Location:	cLAYTON, AL

Home town:
Current & past employers:	BARBOUR CO.SCHOOLS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/04/10 > I want to make some small improvements to my property. I am trying really hard in these economic times to budget wisely and am only asking for the least amount possible to make the necessary improvements. I have recently reworked my budget and came up with this figure based on that computation. There is room in my present budget for this amount.

A credit bureau reported the following information about this borrower member on September 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	28	Months Since Last Delinquency:	18
Revolving Credit Balance:	$587.00	Public Records On File:	0
Revolving Line Utilization:	4.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at BARBOUR CO.SCHOOLS?	Type your answer here.I am a Physicl Education teacher. I have been teaching for 26 years. I have been with this system for the past 21 years.

Member Payment Dependent Notes Series 576237

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576237	$2,500	$2,500	7.88%	1.00%	September 14, 2010	September 19, 2013	September 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576237. Member loan 576237 was requested on September 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,962 / month
Current employer:	Jefferson County Board of Education	Debt-to-income ratio:	4.29%
Length of employment:	10+ years	Location:	WARRIOR, AL

Home town:
Current & past employers:	Jefferson County Board of Education
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/05/10 > I plan to use the funds to complete payment of two scuba diving trips, one to Cozumel in November, and the other to Grand Cayman (a liveaboard on the Cayman Aggressor) the week after Christmas. I am a good borrower because I don't do it often and wouldn't be doing so now if paying off my trips wouldn't stretch my budget too thin. I have no vehicle payment so my monthly budget mainly consists of a house payment and a credit card bill (paying off my oldest son's college spending), as well as reasonable utility expenses. Family expenses such as gas and groceries are mainly funded through my children's child support. As for job stability, I have been in the same job position since 1993, although my school has only been open for 5 years. My previous school closed down its high school section and I moved with the students to a new school, so it is considered the same position.

A credit bureau reported the following information about this borrower member on September 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	34
Revolving Credit Balance:	$6,731.00	Public Records On File:	0
Revolving Line Utilization:	48.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Jefferson County Board of Education?	I teach math at North Jefferson Middle School in Kimberly, Alabama

Member Payment Dependent Notes Series 576284

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576284	$2,000	$2,000	10.38%	1.00%	September 14, 2010	September 18, 2013	September 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576284. Member loan 576284 was requested on September 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,233 / month
Current employer:	n/a	Debt-to-income ratio:	7.24%
Length of employment:	n/a	Location:	San Jose, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	6
Revolving Credit Balance:	$7,667.00	Public Records On File:	0
Revolving Line Utilization:	17.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	Santa Clara County as been my employer for over twenty years.

Member Payment Dependent Notes Series 576299

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576299	$12,000	$12,000	7.51%	1.00%	September 13, 2010	September 19, 2013	September 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576299. Member loan 576299 was requested on September 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Crothall	Debt-to-income ratio:	7.25%
Length of employment:	1 year	Location:	Los Angeles, CA

Home town:
Current & past employers:	Crothall
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/06/10 > My current car has major engine problems. I own a motorcycle but would like to get a car prior to the rain. My company is large and my job is very secure. I left my prior position as a manager for the oppertunities at my new company.

A credit bureau reported the following information about this borrower member on September 5, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	31
Revolving Credit Balance:	$10,838.00	Public Records On File:	0
Revolving Line Utilization:	19.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Crothall and where did you work prior to that?	I'm an Operations Manager. Prior to this I was a retail manager for 5 years.
What type of business is Crothall? Why were you delinquent 31 mos. ago? Did you apply for a car loan at a credit union?	Crothall is involved in healthcare. Delinquency was on a direct debit of $8.99 every month I thought had been canceled. I'm not part of a credit union and new to Los Angeles so no I did not apply at a credit union.

Member Payment Dependent Notes Series 576346

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576346	$6,075	$6,075	11.86%	1.00%	September 9, 2010	September 19, 2013	September 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576346. Member loan 576346 was requested on September 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,083 / month
Current employer:	wolf camera and image	Debt-to-income ratio:	20.72%
Length of employment:	5 years	Location:	centennial, CO

Home town:
Current & past employers:	wolf camera and image
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/05/10 > I am hoping to pay off my high interest credit cards. I been tracking my account balances for 1 year now and I see them not going down as much as I would like. With the combination of all the monthly payments I am making, It is easier for me to refinance them into one smaller payment. I plan to pay this loan off sooner then the 36 months. in less then 6 months I will not have a car payment, my plans are to pay this in 19 months. If you have any questions please let me know. Thank you

A credit bureau reported the following information about this borrower member on September 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	73
Revolving Credit Balance:	$10,707.00	Public Records On File:	1
Revolving Line Utilization:	46.80%	Months Since Last Record:	98
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
wolf camera and image? What is that? What do you do there?	Wolf Camera and Image is one of our Nations Largest Camera retailers as well as imaging services for your digital needs. I was Hired as a Store Manager 5 yrs ago.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	Hello, 1) No mortgage on house 2) Yes, I hold the deed/title it is a warranty deed with my mother. I am her care giver 3) No line of credits on the house, It would require both of us. 4) on zillow.com, $190,000 5) Lived here a little over 5 years now

Member Payment Dependent Notes Series 576391

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576391	$9,000	$9,000	7.88%	1.00%	September 13, 2010	September 19, 2015	September 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576391. Member loan 576391 was requested on September 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	InsTrust Insurance Group	Debt-to-income ratio:	16.00%
Length of employment:	2 years	Location:	Mobile, AL

Home town:
Current & past employers:	InsTrust Insurance Group
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 5, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1983	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,450.00	Public Records On File:	0
Revolving Line Utilization:	9.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 576413

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576413	$9,000	$9,000	13.61%	1.00%	September 9, 2010	September 19, 2015	September 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576413. Member loan 576413 was requested on September 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	usps	Debt-to-income ratio:	16.28%
Length of employment:	10+ years	Location:	port washington, WI

Home town:
Current & past employers:	usps
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	82
Revolving Credit Balance:	$20,597.00	Public Records On File:	0
Revolving Line Utilization:	54.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are the interest rates of the debts you are consolidating? How quickly do you anticipate paying off this loan?	1-21% 2-18%

Member Payment Dependent Notes Series 576435

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576435	$19,750	$19,750	13.61%	1.00%	September 13, 2010	September 19, 2013	September 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576435. Member loan 576435 was requested on September 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	CSC	Debt-to-income ratio:	21.16%
Length of employment:	10+ years	Location:	Hanover, CT

Home town:
Current & past employers:	CSC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1988	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,383.00	Public Records On File:	0
Revolving Line Utilization:	84.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are the interest rates of the debts you are consolidating? How quickly do you anticipate paying off this loan?	Interest rates are 15 to 21% Anticipated loan length is 3 yrs.
My questions are: (1) What is employer CSC? a-n-d Current position (Job/What you do)? (2) Transunion Credit Report shows $30,383 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? a-n-d How much $ are you now paying per month for credit card/other debts? (3) All Lending Club loans feature NO $ penalty for early payoff. You selected 3-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) loan before final payoff? ("As soon as possible" tells lenders NOTHING useful; instead approximate number of years is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED SUNDAY 09.05.2010	1) Computer Sciences Corporation 2) Home Equity = 18K 3) 3 yrs
What are the interest rates of the debts you will be consolidating?	15 to 21%
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1) 230K total 2) 270K
What type of management work do you do at CSC and which product if applicable (HR, sales, engineering, etc)	I'm in charge of high perf software application developers for the planning, design, and manufacturing of defense systems.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Are you the sole wage earner? Thanks.	Mortgage = 2200 Cars = paid in full Utilities = 140 Home Insurance = within Mortgage payment Car Insurance = 50 Phones = 75 Internet/TV = 75 Food = 400 My wife who work with me at CSC, would also be paying back on this loan.

Member Payment Dependent Notes Series 576527

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576527	$14,000	$14,000	10.75%	1.00%	September 13, 2010	September 19, 2013	September 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576527. Member loan 576527 was requested on September 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	SKTY Trading	Debt-to-income ratio:	3.05%
Length of employment:	5 years	Location:	Chicago, IL

Home town:
Current & past employers:	SKTY Trading
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/05/10 > Looking for a quick loan. Have a secure job as an options trader getting paid the majority of salary at the end of the year.

A credit bureau reported the following information about this borrower member on September 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,801.00	Public Records On File:	0
Revolving Line Utilization:	87.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What debt are you looking to consolidate? What are your monthly expenses and payments? Thank you.	The debt is credit card debt accumulated through unforeseen car repairs, travel expenses, and, some admitted irresponsible spending. As for my expenses, I have a mortgage that is approximately $1420/month. Utilities/assessments/phone bill are normally around $450/month. Car insurance is approximately $100. That's it next to everyday living costs, such as food.

Member Payment Dependent Notes Series 576553

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576553	$4,800	$4,800	14.72%	1.00%	September 13, 2010	September 21, 2013	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576553. Member loan 576553 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,083 / month
Current employer:	Wegmans Food Markets	Debt-to-income ratio:	7.45%
Length of employment:	7 years	Location:	CARTERET, NJ

Home town:
Current & past employers:	Wegmans Food Markets
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	30
Revolving Credit Balance:	$3,536.00	Public Records On File:	0
Revolving Line Utilization:	41.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What will this loan be used for?	The loan will be used to make car repairs on a leased car that has to be returned and also to make a few final payments on the car.

Member Payment Dependent Notes Series 576557

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576557	$14,000	$14,000	10.75%	1.00%	September 13, 2010	September 20, 2015	September 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576557. Member loan 576557 was requested on September 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,500 / month
Current employer:	United Parcel Service	Debt-to-income ratio:	14.00%
Length of employment:	10+ years	Location:	dracut, MA

Home town:
Current & past employers:	United Parcel Service
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/06/10 > Good Credit, just looking to consolodate some debt and save more money. Borrower added on 09/06/10 > I have never been late on a payment for any debts that I have had. I am looking to combine my monthly payouts into one payment and this will also cost reduce my monthly debt payments. If I can pay what I pay now, I will have no issue paying back this loan on time and in full. This will be a better way for me to save money.

A credit bureau reported the following information about this borrower member on September 5, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	81
Revolving Credit Balance:	$1,642.00	Public Records On File:	0
Revolving Line Utilization:	11.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at United Parcel Service?	I'm a full time truck driver, i have been there for 21yrs as of next month.
Could you please describe (itemize) the debt you are wanting to consolidate? It appears to be something other than credit card debt. Art	To be every honest, the debt is mostly in my spouses name. We want to combine the debt into one payment to save more money, we always pay everything on time, but it makes more sense to combine and only pay one interest rate.
What are the interest rates of the debts you are consolidating? How quickly do you anticipate paying off this loan?	23% or higher. I plan to pay loan back in three to five years.
Hi Dave Please answer all the following 6 questions completely and fully. If I don't ask them other potential lenders will. You have listed the loan purpose as debt consolidation. Your RBC is only $1.6 k and you are asking for $14k. 1 What debt are you consolidating? List amount, rate, type, and what you are currently paying a month. 2 What is the amount of your current mortgage debt? Include any 2nd or HELOC. 3 What is the current market value of your house? 4 What are your itemized monthly expenses? 5 How long in years do you intend to take to pay the loan back? All LC loans are unsecured, meaning that if you skip on the loan I'm out of luck and my bucks. 6 Why should we lend you the money and do you have a back up plan to pay off the loan? One last thing. Loans tend to move along much quicker if you get your LC review status "Approved" and your income verified. Contact LC for details. Thank You	My wife has most debt, mastercards approximately 8k and a visa approx 3k. We are paying close to $400 a month for these and would rather pay one loan at a lower interest. Mortgage is 300k and value is 325k, the monthly payment is $2,200, wifes debt $400 no car payments we own both! Then we have utilities for home, and monthly food approx $400 a month. You should fund my loan because i am a hard working man just trying to make things a bit easier, I have never been late on my bills and mortgage and have always kept a good credit score, I have always been reliable and at same job for 21yrs, but not afraid to ask for some help to consolodate and be able to save money. My back up plan, i own 2 vehicles and currently have $10,000 in my 401k. Thank you.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	Mortgage: $2,000 Car: No Payment (own 2 vehicles) Utilites: Internet, Phone and Cable combined: $200, Heat/Electric: varies..approx $250.00 - $300.00 (in winter, less in summer). Car Ins: $100.00 (total for both cars) Food: $400.00 monthly Gym: Free membership (my wife is a trainer) ;-) Childcare: No daycare, both kids full time school this year! Just paid our last childcare check 2 weeks ago! That will more than help us pay this loan back, childcare cost was $450.00 per month, but no longer since both are in school! Payoff amounts of cards/loans (in wife's name) Debt #1: $6,000 (interest 23%) Debt# 2: $3,500 (interest $21.9%) Debt #3: $2,500 (interest %23%) I am no longer the sole wage earnery. My wife was laid off a few years ago and was out of work for a while (that is when the debt started), I was the sole earner for a while, but she has started her own inhome personal training business last year and she is doing very well with it. We just want to get ahead and this loan will help us do that and I am positive our situation will only now get better! We are looking forward now to both incomes and no childcare cost. We are no longer using these cards, trying very hard to use what we have since we now have the two incomes. but the interest off all the debts is what is killing us, we need to combine to save money and make our monthly payments less! We have never been late on payments of any of our debts and never want to be, this loan will help us succeed with that. Thank you for your questions, I hope I answered them all well enough.
Thank you for your detailed answers to all questions, it will be a pleasure funding your loan!!	That was nice! Thank you for your assistance, this will be such a great thing for me and my family. We are looking forward to the financial stability that we are now entering! I appreciate all the questions and I am grateful to all that helped us on our way. Regards.

Member Payment Dependent Notes Series 576601

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576601	$6,000	$6,000	11.49%	1.00%	September 10, 2010	September 19, 2015	September 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576601. Member loan 576601 was requested on September 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Aaron's Autowerks	Debt-to-income ratio:	5.86%
Length of employment:	9 years	Location:	ashland, OR

Home town:
Current & past employers:	Aaron's Autowerks
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 5, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1991	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	44
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Buying a motorcycle, I assume? How much equity to do you have in your house? Thanks, and good luck with your loan.	Yes an '07 Aprilia Tuono. I have about $140k equity.

Member Payment Dependent Notes Series 576665

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576665	$4,750	$4,750	13.61%	1.00%	September 14, 2010	September 20, 2013	September 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576665. Member loan 576665 was requested on September 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,600 / month
Current employer:	LSUHSC-S	Debt-to-income ratio:	3.63%
Length of employment:	2 years	Location:	Benton, LA

Home town:
Current & past employers:	LSUHSC-S
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/07/10 > This loan will help pay off a student loan and 2 credit cards, consolidating 3 monthly payments into 1 payment.

A credit bureau reported the following information about this borrower member on September 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,111.00	Public Records On File:	0
Revolving Line Utilization:	44.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is LSUHSC-S and what do you do there?	Louisiana State University Health Sciences Center in Shreveport. I work on the pediatric floor of the hospital as a Child Life Assistant. I supervise the playroom, make sure patients have toys and activities in their rooms, supervise and train playroom volunteers, and much much more. I have been there for 2 years and I love what I do!
Please elaborate on the debt you are consolidating - cc. amt., interest rates, thanks	I am paying on a student loan that has around 2500 left to pay off, also 2 credit cards. One, a care credit card that I had to get when my dog had bladder stones and needed surgery. I owe about 2000 on it. The second, a citi card which I used when my husband got laid off (both times) for groceries, gas, oil changes, etc. I owe 1200 on that one.

Member Payment Dependent Notes Series 576675

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576675	$8,000	$8,000	16.82%	1.00%	September 10, 2010	September 21, 2013	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576675. Member loan 576675 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,417 / month
Current employer:	Stateof Connecticut	Debt-to-income ratio:	5.37%
Length of employment:	6 years	Location:	meriden, CT

Home town:
Current & past employers:	Stateof Connecticut
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/07/10 > looking for consolidation + better interest rate

A credit bureau reported the following information about this borrower member on September 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	74
Revolving Credit Balance:	$7,959.00	Public Records On File:	0
Revolving Line Utilization:	98.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) What is current position (Job/What you do) for employer State of CT? (2) Transunion Credit Report shows $7,959 Revolving Credit Balance. How much $ are you now paying per month for credit card/other debts? (3) All Lending Club loans feature NO $ penalty for early payoff. You selected 3-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before payoff? ("As soon as possible" type answers tell lenders absolutely NOTHING useful; but an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED TUESDAY 09.07.2010	I am a Correction Officer with the Dept. of Correction. I Pay approximately 350.00 monthly on 3 Credit cards. With the current high interest I have paying 350 will take several years to pay off. I am looking to consolidate with one loan and realisticly have it paid off in 2 years.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	I have 3 credit cards with a balance of 7700.00 total. Interest rate is 25% and higher. I pay approximately 350.00 monthly. The loan would pay off all 3 cards.

Member Payment Dependent Notes Series 576680

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576680	$17,000	$17,000	7.88%	1.00%	September 14, 2010	September 20, 2013	September 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576680. Member loan 576680 was requested on September 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	First Republic bank	Debt-to-income ratio:	7.52%
Length of employment:	8 years	Location:	Fanwood, NJ

Home town:
Current & past employers:	First Republic bank
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 6, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,283.00	Public Records On File:	0
Revolving Line Utilization:	24.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at First Republic bank?	Type your answer here. Director of Facilities
Greetings - What type of car are you thinking of buying? Why not get a loan from the dealer or First Republic? Art	Type your answer here. Looking for a second hand Car I would Rather have the finacing in order when dealing with the used car lots. FRB does not make car loans

Member Payment Dependent Notes Series 576792

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576792	$12,000	$12,000	10.38%	1.00%	September 10, 2010	September 21, 2013	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576792. Member loan 576792 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Octagon Services Inc	Debt-to-income ratio:	14.98%
Length of employment:	5 years	Location:	MOUNT AIRY, MD

Home town:
Current & past employers:	Octagon Services Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,844.00	Public Records On File:	0
Revolving Line Utilization:	51.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 576799

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576799	$3,600	$3,600	17.56%	1.00%	September 10, 2010	September 20, 2015	September 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576799. Member loan 576799 was requested on September 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Organix Recycling	Debt-to-income ratio:	2.15%
Length of employment:	< 1 year	Location:	Richton Park, IL

Home town:
Current & past employers:	Organix Recycling
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/06/10 > We would like to get our small condo ready to sell so that we can buy or rent a house. We have only 2 bedrooms and one bathroom with no yard and would like to move so our 3 year old has a yard to play in as well as move to a better area for school. We went through our savings when I was laid off 2 times in 3 years. Borrower added on 09/06/10 > We have a small 2 bedroom 1 bath condo and would like to get it in shape to sell so we can buy or rent a house with a yard in a better neighborhood for our 3 year old son. We went through our savings when I was laid off 2 times in 3 years. Borrower added on 09/06/10 > My wife works and has a decent job and has been with her job for 11 years which enabled us keep up with all of our payments while I was laid off.

A credit bureau reported the following information about this borrower member on September 6, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,580.00	Public Records On File:	0
Revolving Line Utilization:	67.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Organix Recycling and where did you work before that?	I am the "utility" guy. I do whatever needs to be done. I sometimes put recycling bins together and ride with the semi drivers to distribute them to new accounts, or I drive an F350 with a trailer and replace bins that need to be replaced or bring replacement lids or wheels to replace damaged bins throughout the US. Prior to that I had a couple of short term factory jobs and was laid off, but before that I resurfaced swimming pools throughout the US and Canada for 18 years with the same company.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The total balance is $56000 and the market value $64000 on zillow. We know we will just about break even, but we have to get out of this small place! We think it will sell pretty quickly because the market is picking up a little in our area AND we are within walking distance of the train - a big plus.

Member Payment Dependent Notes Series 576818

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576818	$6,000	$6,000	13.98%	1.00%	September 9, 2010	September 20, 2013	September 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576818. Member loan 576818 was requested on September 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,400 / month
Current employer:	All Star Automotive	Debt-to-income ratio:	21.23%
Length of employment:	6 years	Location:	Columbia, MO

Home town:
Current & past employers:	All Star Automotive
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 6, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,438.00	Public Records On File:	0
Revolving Line Utilization:	17.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at All Star Automotive?	Type your answer here. I am an automotive mechanic. I have been here for 6 years.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Type your answer here. I have a high interest loan for 4000$ that i want to pay off and the rest is for about 600 in credit card debt and then just a little breathing room.
What high interest loan are you paying off? What is your mortgage balance including any 2n or HELOC? What is the market value of your house? How will this loan help your financial situation? How will carrying an extra $1400 in debt help your financial situation? Thank You	Type your answer here. I have a loan with citi financial and interest is more than 50%. my mortgage balance is 93,000 and the house was appraised at 110,000. the other will help with bills until my wife gets a job. she is currently looking for a full time job.

Member Payment Dependent Notes Series 576846

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576846	$5,000	$5,000	10.38%	1.00%	September 10, 2010	September 21, 2013	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576846. Member loan 576846 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	C & B Sales and Service	Debt-to-income ratio:	21.84%
Length of employment:	< 1 year	Location:	Lafayette , LA

Home town:
Current & past employers:	C & B Sales and Service
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/08/10 > This is for the beginning stages of my wedding expenses and I appreciate any assistance you may provide and I guarantee that you will see return on your investment in less than a year. Thank you.

A credit bureau reported the following information about this borrower member on September 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$211.00	Public Records On File:	0
Revolving Line Utilization:	3.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	We are a few years out of college and she got promoted, and asked me to move with her. The house went for $185,000 and we put $25,000 down on it and have monthly payments of $1080. The house is in her name because when we moved I needed to find a new job and we didn't want that fact to hinder the loan process, even though I have good credit. We have lived in our home for about 4 months. No we do not have a HELOC. And as far as zillow.com goes, I'm not too familiar with it and all I could really find out is that the median home price in our city is $190,000. If you have any other questions I will do my best to answer them.

Member Payment Dependent Notes Series 576847

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576847	$5,500	$5,500	10.75%	1.00%	September 9, 2010	September 20, 2013	September 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576847. Member loan 576847 was requested on September 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,333 / month
Current employer:	Art Center College of Design	Debt-to-income ratio:	22.69%
Length of employment:	3 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	Art Center College of Design
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1987	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	78
Revolving Credit Balance:	$8,654.00	Public Records On File:	0
Revolving Line Utilization:	67.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Dear Critical Miss, The loan I am requesting would cover 4 debts, including city business taxes ($400), a credit union loan (approximately $2,500 outstanding, 8% interest), IRS ($1,100, 10%) and a payday loan (approximately $1,500). Thank you.
Why would you borrow money at 10.75% to pay off an 8% and a 10% loan?	The monthly payments are very steep but extend over the next 9 months and are prohibitive. A 36-month payment plan with one lower payment will bring down my monthly payments considerably.

Member Payment Dependent Notes Series 576949

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576949	$5,000	$5,000	16.32%	1.00%	September 13, 2010	September 20, 2013	September 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576949. Member loan 576949 was requested on September 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,083 / month
Current employer:	n/a	Debt-to-income ratio:	20.02%
Length of employment:	2 years	Location:	albany, NY

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/06/10 > Hello, all investors ..... I am young professional with some credit card debt containing a high interest rate. I finished college in july, and I am now working full time. I have never been late or missed any payments ever in my life. My credit is excellent.

A credit bureau reported the following information about this borrower member on September 6, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2007	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,548.00	Public Records On File:	0
Revolving Line Utilization:	73.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a credit card refinancing loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Greetings to CriticalMiss, Discover Credit Card/ $ 4,159.82/ 27.00 APR - Pay off Capital One Credit Card/ $ 521.62/ 23.00 APR- Pay off Chase Credit Card/ $ 2620.20/ 0.00 APR- Pay off some (plan on paying off, with portion from this loan.) FIA Credit Card/ $ 1830.36/ 0.00 APR- Will not be paid off for now Also have a car payment debt in the amount of around 5k . All payments have been made up to date, never any late or missing payments.
What is your full time job?	I am working full time as an insurance agent.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	q1. no, payments are 0. q2. (a) no (b) no (c) family q3. no q4. don't know q5. 6 yrs ++

Member Payment Dependent Notes Series 576966

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576966	$12,000	$12,000	11.86%	1.00%	September 9, 2010	September 20, 2013	September 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576966. Member loan 576966 was requested on September 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,750 / month
Current employer:	JP Morgan Chase	Debt-to-income ratio:	15.87%
Length of employment:	3 years	Location:	Detroit, MI

Home town:
Current & past employers:	JP Morgan Chase
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/06/10 > I plan to use the funds to purchase a kiosk in the mall and fulfill the lease obligation for retail space with The Taubman Group/Fairlane Town Center mall. I have been a banker for JP Morgan Chase Bank for the last 3.5 years, where I am in the top 10% among my 17,000 peers in the country. I am consistently on the monthly top 10 bankers list for my district. I take my credit and financial obligations very seriously which makes me an excellent candidate for a member of this borrowers club. I look forward to doing business with you. Thank You.

A credit bureau reported the following information about this borrower member on September 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,971.00	Public Records On File:	0
Revolving Line Utilization:	53.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 576977

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576977	$17,500	$17,500	14.35%	1.00%	September 13, 2010	September 20, 2013	September 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576977. Member loan 576977 was requested on September 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,742 / month
Current employer:	Northwestern Univerity	Debt-to-income ratio:	16.06%
Length of employment:	10+ years	Location:	Skokie, IL

Home town:
Current & past employers:	Northwestern Univerity
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,270.00	Public Records On File:	0
Revolving Line Utilization:	85.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) What is current position (Job/What you do) for employer Northwestern University? (2) Transunion Credit Report shows $17,207 Revolving Credit Balance. How much $ are you now paying per month for credit card/other debts? (3) All Lending Club loans feature NO $ penalty for early payoff. You selected 3-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before final payoff? ("As soon as possible" tells lenders absolutely NOTHING useful; but an approximate number of years is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED TUESDAY 09.07.2010	1. I am in charge of communications for one of the schools within Northwestern University. 2. I am paying $700-800/month currently 3. Based on my calculations, I should have the loan paid off in 18-24 months
I am interested in funding your loan. Since this is a credit card refinancing loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	While I am not comfortable listing all of my debts in detail, know this - My debts total approximately the amount of the loan, All of my debts will be paid off with this loan, and they are between 26-29% APR.
What are the interest rates of the debts you are consolidating with this loan?	26-29%

Member Payment Dependent Notes Series 577100

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577100	$3,000	$3,000	15.21%	1.00%	September 9, 2010	September 21, 2013	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577100. Member loan 577100 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Verizon Wireless	Debt-to-income ratio:	5.45%
Length of employment:	7 years	Location:	Dover, DE

Home town:
Current & past employers:	Verizon Wireless
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	22
Revolving Credit Balance:	$188.00	Public Records On File:	1
Revolving Line Utilization:	37.60%	Months Since Last Record:	54
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 577117

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577117	$3,500	$3,500	10.75%	1.00%	September 9, 2010	September 21, 2013	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577117. Member loan 577117 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,125 / month
Current employer:	ADP	Debt-to-income ratio:	12.65%
Length of employment:	3 years	Location:	Sterling, VA

Home town:
Current & past employers:	ADP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/07/10 > I will be using this loan to purchase a replacement to my existing truck, which has seen better days. It is more cost effective to replace the truck with another used truck than repair the motor, transmission, replace the tires, and perform extensive rust repairs. As the replacement truck is more than 7 years old, most regular banks don't seem to offer a loan.

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	46
Revolving Credit Balance:	$6,954.00	Public Records On File:	1
Revolving Line Utilization:	27.30%	Months Since Last Record:	90
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you explain the public record and the delinquencies?	Hi, the public record is a bankruptcy from a little more than 7 years ago. It has dropped off my Experian credit report and will probably be gone from Trans Union and Equifax reports soon. At the time I was laid off and going through a divorce which drained my finances completely. I have only one late payment otherwise, which occurred when I moved in November 2006 and accidentally forgot to update the address on one of my credit card accounts. I missed the bill but caught up the next month, and have been on time for all other payments on that account and all my other accounts.

Member Payment Dependent Notes Series 577143

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577143	$10,000	$10,000	10.38%	1.00%	September 13, 2010	September 21, 2013	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577143. Member loan 577143 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	sutherland global services	Debt-to-income ratio:	16.48%
Length of employment:	2 years	Location:	Greenville, SC

Home town:
Current & past employers:	sutherland global services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,846.00	Public Records On File:	0
Revolving Line Utilization:	55.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	1. Do you owe any mortgage on your house? No What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? No. My Parents & I hold the deed since my Grandmother left no instructions in her will when she passed. My Parents hold the majority. 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? No. 4. What is the current valuation of your home on zillow.com? $108,000 5. How long have you lived in your current home? 10 years

Member Payment Dependent Notes Series 577147

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577147	$12,000	$12,000	13.61%	1.00%	September 10, 2010	September 21, 2013	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577147. Member loan 577147 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Deutsche Bank	Debt-to-income ratio:	21.61%
Length of employment:	6 years	Location:	NEW YORK, NY

Home town:
Current & past employers:	Deutsche Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/07/10 > I intend to pay off 50% of this loan with my bonus that I will receive in Feb 2011. With my debts consolidated, I will have $1500 in disposable income per month.

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1989	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	42
Revolving Credit Balance:	$8,930.00	Public Records On File:	0
Revolving Line Utilization:	62.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 577161

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577161	$6,000	$6,000	15.21%	1.00%	September 13, 2010	September 21, 2013	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577161. Member loan 577161 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,083 / month
Current employer:	B & S Electrical Supply	Debt-to-income ratio:	18.19%
Length of employment:	3 years	Location:	LaGrange, KY

Home town:
Current & past employers:	B & S Electrical Supply
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	12	Months Since Last Delinquency:	6
Revolving Credit Balance:	$657.00	Public Records On File:	0
Revolving Line Utilization:	12.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 577174

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577174	$2,000	$2,000	11.86%	1.00%	September 10, 2010	September 21, 2013	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577174. Member loan 577174 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,200 / month
Current employer:	JP Morgan Chase	Debt-to-income ratio:	18.05%
Length of employment:	< 1 year	Location:	San Antonio, TX

Home town:
Current & past employers:	JP Morgan Chase
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	55
Revolving Credit Balance:	$3,296.00	Public Records On File:	0
Revolving Line Utilization:	55.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 577214

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577214	$4,000	$4,000	7.88%	1.00%	September 13, 2010	September 21, 2013	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577214. Member loan 577214 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,400 / month
Current employer:	Travel Centers of America	Debt-to-income ratio:	19.95%
Length of employment:	10+ years	Location:	Amarillo, TX

Home town:
Current & past employers:	Travel Centers of America
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	67
Revolving Credit Balance:	$10,074.00	Public Records On File:	0
Revolving Line Utilization:	38.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 577242

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577242	$3,000	$3,000	7.88%	1.00%	September 9, 2010	September 21, 2013	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577242. Member loan 577242 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,150 / month
Current employer:	Raytheon	Debt-to-income ratio:	18.84%
Length of employment:	1 year	Location:	Alexandria, VA

Home town:
Current & past employers:	Raytheon
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/07/10 > Moving expenses, always on time with monthly payments, have great employment. Borrower added on 09/08/10 > I will be staying with my current employer, income will not be changing. Im moving to a beter area and better school for my child. Monthly payments will be made on time.

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	32
Revolving Credit Balance:	$1,901.00	Public Records On File:	0
Revolving Line Utilization:	27.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Being a former Raytheon employee, I recall that they used to cover for moving expenses. Did they offer that to you?	I'm staying with the same office in washington, DC. I'm relocating farther south in VA and commuting into DC. I'm trying to move out to get my daughter in a better area and better school district.

Member Payment Dependent Notes Series 577254

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577254	$3,250	$3,250	6.76%	1.00%	September 13, 2010	September 21, 2013	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577254. Member loan 577254 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	peninsula imaging	Debt-to-income ratio:	3.98%
Length of employment:	3 years	Location:	fruitland, NY

Home town:
Current & past employers:	peninsula imaging
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/07/10 > well im doing this move that will cost me 3,000 plus fuel ...i consume my budget will .and know how to pay my bills..and all my expenses

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1987	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,086.00	Public Records On File:	0
Revolving Line Utilization:	2.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Greetings - Are you moving across town or across country? Will you be quitting your job as part of this move? Art	im not quitting my job im actually moving my stuff from storage to my house and im also pursching new fridge for my house

Member Payment Dependent Notes Series 577307

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577307	$16,000	$16,000	11.12%	1.00%	September 14, 2010	September 21, 2013	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577307. Member loan 577307 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,167 / month
Current employer:	AT&T Communications	Debt-to-income ratio:	9.74%
Length of employment:	10+ years	Location:	Chicago, IL

Home town:
Current & past employers:	AT&T Communications
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/07/10 > I am seeking a $16,000 loan to consolidate my credit card debt at lower interest rates. Currently I pay an average of 18% APR on my credit cards & would love to consolidate my credit card debt through lending club at lower rates. I have excellent credit, I always pay on time & my goal is to eliminate all debt in 24 months especially due to a recent passing of my husband in 2008. I am already doing my own version of debt consolidation using my own funds. Over the past 3 months I've set aside $1400.00 per month out of my personal budget to pay down & accelerate credit card debt (current total minimum credit card payments $650.00 per month). So far its working great but I would love to work this plan at a lower interest rate. This is a great investment! Your re-payment of this loan is golden. I take pride in my credit & I definitely make sure all my debts are paid on time, each and every month.

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	70
Revolving Credit Balance:	$17,186.00	Public Records On File:	0
Revolving Line Utilization:	64.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) What is current position (Job/What you do) for employer ATT? (2) Transunion Credit Report shows $17,186 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? a-n-d How much $ are you now paying per month for credit card/other debts? (3) All Lending Club loans feature NO $ penalty for early payoff. You selected 3-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before payoff? ("As soon as possible" type answers tell lenders absolutely NOTHING useful; but an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED TUESDAY 09.07.2010	1) I am a successful sales manager currently managing 15 associates. 2) I currently do not have a home equity line of credit. I am only required to pay $650 for minimum payments on credit cards but am paying $1400 per month to pay off debts quicker & save on interest. I currently have a mortgage of $1300 per month. 3) I plan to keep this loan for 2 years. Thanks for the inquiry :)

Member Payment Dependent Notes Series 577314

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577314	$2,200	$2,200	14.35%	1.00%	September 9, 2010	September 21, 2013	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577314. Member loan 577314 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,417 / month
Current employer:	Devon Manor	Debt-to-income ratio:	17.18%
Length of employment:	< 1 year	Location:	NORRISTOWN, PA

Home town:
Current & past employers:	Devon Manor
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$827.00	Public Records On File:	0
Revolving Line Utilization:	15.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 577318

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577318	$5,000	$5,000	10.38%	1.00%	September 10, 2010	September 21, 2013	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577318. Member loan 577318 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	Republic	Debt-to-income ratio:	19.94%
Length of employment:	1 year	Location:	Denver, CO

Home town:
Current & past employers:	Republic
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1988	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,755.00	Public Records On File:	0
Revolving Line Utilization:	69.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the purpose of this loan? You can go back in and add a loan description, please contact Lending Club to show you how. What is your position at Republic and what kind of business is it? You are asking for $5K, but have $30K in your revolving credit balance, why not a larger loan? (also there is the 60 month loan option to get a lower interest rate as well) Please list what your $30K in revolving credit balance consists of. What are the 2 credit inquiries in the last 6 months for? Thank for answering all these questions!	The purpose of the loan is to pay off a promotional balance short term - I am inherting money but it will not hit until next year and I didn't want to be cash strapped whith a huge penalty in the short term - the 30k is cc debt - which again Ill pay off early next year depending on the interest rate - 2 credit inquires are for a refinance on my home - I am a marketing manager at republic

Member Payment Dependent Notes Series 577331

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577331	$12,000	$12,000	11.12%	1.00%	September 13, 2010	September 21, 2013	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577331. Member loan 577331 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,500 / month
Current employer:	United States Postal Service	Debt-to-income ratio:	9.85%
Length of employment:	10+ years	Location:	Justin, TX

Home town:
Current & past employers:	United States Postal Service
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/07/10 > I plan to use the funds to consolidate my current credit card debt. I am a positive borrower as my credit rating reflects. I have paid my debts on time and am therefore a borrower that can be relied on to make payments on time. And I plan on increasing my monthly payments to payoff the loan early. I have been with the USPS for over 10 years. While the postal service overall has seen a decrease in mail volume the office I work at has seen the exact opposite. Therefore, with the seniority I have at this office I have been working 40 hours a week and do not foresee a decrease in my hours. Additionally, since this is a Union job I cannot be laid off or fired, which gives me increased job security. Borrower added on 09/08/10 > Monthly Budget Mortgage: $950 Auto Loan: $460 Credit Cards (minimum payment): $100 Utilities: $300 Internet/Cable/Cell Phone: $250 Life & Car Insurance: $200 Misc (gas, food, gym): $500 Child support: $600 Current Debt: Credit Card: 2128.01 Car Repairs (remaining balance): 3000 Fence Replacement: 4000 Once I payoff the above debt I will be left with approximately $2200. I would like to put that in my savings as a "just in case cushion" for home repairs or unforeseen future expenses. The car I referenced above is one I own out right. Once it is sold I will be using those funds to paydown my auto loan. The fence replacement was required by my HOA and it was not covered by my insurance.

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,955.00	Public Records On File:	1
Revolving Line Utilization:	21.00%	Months Since Last Record:	94
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Why thapter 7/11 Asset Liquidation Bankruptcy 94-months ago? a-n-d What was final disposition?	It was due to divorce and ex wife over spending. I have since taken my fico from 469 to 750 _805 which I am proud of. Thank you for your question and consideration.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Credit Cards Chase $523.42 27.24% Capital One $267.42 22.9% Juniper $497.32 18.24% Walmart $573.75 22.90% HSBC $513.42 14.99% Car Repair Debt $3000 Fence Replacement Debt $4000 All of the debts will be paid off and the remainder of the loan will be put in my savings for a "just in case" cushion. Thank you for the interest in my loan.
Thanks for reply. My questions are: (1) What is current position (Job/What you do) for employer USPS? (2) All Lending Club loans feature NO $ penalty for early payoff. You selected 3-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before payoff? ("As soon as possible" type answers tell lenders absolutely NOTHING useful; but an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	I am a clerk. I come in every morning at 4 and sort the all the mail for that day for the carriers and work the front window (selling stamps, mailing packages for customers) when I am needed. Additionally, our office is one of the DFW locations that administers passports - which I am certified to do. Our office is the business reply center for the large business district located in Coppell - I also work on the business reply end. I am trained to work many other specific jobs at my location. That makes me a valuable asset because I can help when people are absent or very busy. I could explain everything I do at my office, but since I have been there so long I can pretty much do everything (except be a carrier), that includes management (which I did for a short time many years ago). I wear many hats at my location. My plan is to have the loan paid in full in two years.
Thanks for reply. Yyou omitted answering Question (2): All Lending Club loans feature NO $ penalty for early payoff. You selected 3-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before payoff? ("As soon as possible" type answers tell lenders absolutely NOTHING useful; but an approximate number of years answer is very helpful.) Thanks. Lender 505570 USMC-RETIRED	I plan on paying off the loan in 2 years.

Member Payment Dependent Notes Series 577345

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577345	$4,000	$4,000	7.88%	1.00%	September 14, 2010	September 21, 2013	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577345. Member loan 577345 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$11,667 / month
Current employer:	Wilkinson Pharmacy	Debt-to-income ratio:	11.15%
Length of employment:	10+ years	Location:	Stark City, MO

Home town:
Current & past employers:	Wilkinson Pharmacy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/08/10 > I plan to use the funds to create a website for a fly fishing store my husband and I bought in Decemeber of 2009. I will continue to work as a pharmacist for Wilkinson Pharmacy. I have a good steady income.

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1992	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,596.00	Public Records On File:	0
Revolving Line Utilization:	48.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Greetings - Could you please describe a bit about the nature of this business loan? Will you be quitting your job at the pharmacy as part of this venture? Art	My husband and I purchased a fly fishing store in December 2009. This loan will fund our website and online store. I will continue working at the pharmacy. Thank you for your question.
How do you pan on using this loan. Please provide some details of your business plan.	My husband and I purchased a fly fishing store in December of 2009. This loan will be used to get our website up.

Member Payment Dependent Notes Series 577367

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577367	$10,000	$10,000	13.23%	1.00%	September 14, 2010	September 21, 2015	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577367. Member loan 577367 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,277 / month
Current employer:	Geico	Debt-to-income ratio:	1.35%
Length of employment:	4 years	Location:	Uniondale, NY

Home town:
Current & past employers:	Geico
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/07/10 > Thank You in advance for viewing my loan request. Please allow me to provide you with little more information about myself. Income Approximately: 75,000 Field of Employment: Insurance Sales Position: Supervisor Tenure: 4+ years Lending Club funds use: The funds will be used to finance my wedding scheduled 11/11/2011 Approximate Loan Term: 4-5 years Long Term Goal: Increase my net worth through investing. I currently save 15% of my income for long term investments.

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,265.00	Public Records On File:	0
Revolving Line Utilization:	22.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Thanks for narrative. My questions are: (1) What is current position (Job/What you do) for employer Geico? Narrative says Employment "Field" is Sales. But my question is What do YOU do at work for Geico? Thanks for answer. Lender 505570 USMC-RETIRED TUESDAY 09.07.2010	Thank you for your question. 1) I am a Call Center Supervisor in the Sales Department 2) Monitor incoming phone calls Resolve supervisor calls Set sales goals Assign schedules Monitor Sales Associate stats Review stats with associate Train sales associates Discipline sales associates There are a slew of other responsibilities I have at GEICO however, these are the most important.
Congrats. Cool date...11/11/11. I have two questions from sunny Seattle. 1) With your new spouse, what will be your combined net monthly imcome? 2) Will your housing situation change? Will you continue to rent or own your home?	Thank you very much. Answer to question #1: Our combined income will be approximately $8,700 Answer to question #2: My housing situation will not change. As of right now we will continue to rent and save money for a home.
This loan will carry into your marriage. Will you be keeping this job? What does your fiance do?	Thank your for your question . Answer to question #1: Yes I will continue to work with my current employer. Answer to question #2: My fiance is a Social Worker

Member Payment Dependent Notes Series 577396

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577396	$4,000	$4,000	6.76%	1.00%	September 10, 2010	September 21, 2013	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577396. Member loan 577396 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,350 / month
Current employer:	Fifth Third Bank	Debt-to-income ratio:	23.52%
Length of employment:	1 year	Location:	Alexandria, KY

Home town:
Current & past employers:	Fifth Third Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/07/10 > Moving to Chicago, going to pay off my car because I will be living near the Red Line which will take me to work and anywhere else I need. Purchased a new car before I took the position so this is to hedge in case I find out that I can't get what I need out of the resale value. Want to remain liquid and not dip into savings if I don't have to because I am not sure what expenses will arise right off of the bat in a new city. If you have any other questions, please contact me and I will be as thorough as needed.

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$627.00	Public Records On File:	0
Revolving Line Utilization:	6.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 577423

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577423	$3,500	$3,500	11.12%	1.00%	September 13, 2010	September 21, 2015	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577423. Member loan 577423 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	AKER PHILADELPHIA SHIPYARD	Debt-to-income ratio:	18.92%
Length of employment:	9 years	Location:	philadelphia, PA

Home town:
Current & past employers:	AKER PHILADELPHIA SHIPYARD
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/07/10 > I need to replace my central air unit

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,941.00	Public Records On File:	0
Revolving Line Utilization:	81.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 577452

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577452	$3,500	$3,500	13.98%	1.00%	September 10, 2010	September 21, 2013	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577452. Member loan 577452 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,208 / month
Current employer:	Church and Stagg	Debt-to-income ratio:	16.80%
Length of employment:	7 years	Location:	sterrett, AL

Home town:
Current & past employers:	Church and Stagg
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	66
Revolving Credit Balance:	$2,280.00	Public Records On File:	0
Revolving Line Utilization:	26.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 577468

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577468	$2,400	$2,400	17.19%	1.00%	September 13, 2010	September 22, 2015	September 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577468. Member loan 577468 was requested on September 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,000 / month
Current employer:	Logan Center	Debt-to-income ratio:	7.80%
Length of employment:	< 1 year	Location:	Buchanan, MI

Home town:
Current & past employers:	Logan Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/08/10 > I am requesting and in dire need of this loan. This is just a temporary solution until I get an annuity in 6-8 weeks. My old car just died and I need to purchase a new ASAP to commute to work. This loan will be paid back in full ASAP when my annuity comes through. Thank you.

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,630.00	Public Records On File:	0
Revolving Line Utilization:	50.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 577504

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577504	$1,200	$1,200	7.14%	1.00%	September 10, 2010	September 21, 2013	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577504. Member loan 577504 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,667 / month
Current employer:	NCC Media	Debt-to-income ratio:	12.08%
Length of employment:	< 1 year	Location:	Matawan, NJ

Home town:
Current & past employers:	NCC Media
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/07/10 > This loan will likely be paid off long before the 36 month period. I am in need of quick funding to pay for a family member's hospital bill. I have a full time job but I am in need of quick funding. Thank you very much.

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,445.00	Public Records On File:	0
Revolving Line Utilization:	8.01%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 577584

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577584	$15,000	$15,000	7.88%	1.00%	September 13, 2010	September 21, 2013	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577584. Member loan 577584 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	NY SportsMed and Physical Therapy	Debt-to-income ratio:	0.45%
Length of employment:	< 1 year	Location:	Astoria, NY

Home town:
Current & past employers:	NY SportsMed and Physical Therapy
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$196.00	Public Records On File:	0
Revolving Line Utilization:	0.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am just curious, you are employed by NY SportsMed and Physical Therapy, and they can not provide medical insurance for its employees? Can you comment on that issue?	Type your answer here. I do have insurance through my employer. Unfortunately, my insurance is only covering a small amount of the surgery leaving me with a heafty bill after all is said and done. Due to that fact that I am seeing an out of network provider, I am responsible for the portion that is not covered. I have been back and forth trying to get the insurance to pay at a resonable and customary amount that is usual for this type of surgery though per my policy, teh allowed amount is very small due to marketable fee schedule.
What is your position at NY SportsMed and Physical Therapy? How long will you be recovering from your surgery before you will be able to return to work?	Type your answer here. I am a medical biller. The recovery time really varies from patient to patient. I'm taking a week and a half off of work to recover. It will take a few months to be completely healed but I should be back to the swing of things and back to work after 2 weeks of R&R.

Member Payment Dependent Notes Series 577596

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577596	$6,225	$6,225	14.35%	1.00%	September 13, 2010	September 21, 2013	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577596. Member loan 577596 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Xcentric	Debt-to-income ratio:	18.78%
Length of employment:	< 1 year	Location:	Alpharetta, GA

Home town:
Current & past employers:	Xcentric
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/07/10 > Thank you for considering my loan. I'm looking to consolidate my credit cards into one payment. My job is very stable. My supervisor at my previous company hired me for my current job because of my skills, work ethic, and attitude. My plan is to have this loan paid off in around 20 months. If you have any questions, please let me know. Thanks again! Borrower added on 09/07/10 > I wanted to add more information about my employment history: I have worked for my current company, Xcentric, for about 6 months. My title is "Hosted Services Consultant" Previously, I worked for LexisNexis for 7 years, starting as a data entry clerk, working my way up to the position of Data Steward. Before LexisNexis I was in the United States Navy, serving as a Cryptologics Analyst. Thanks!

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,379.00	Public Records On File:	0
Revolving Line Utilization:	20.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	CriticalMiss, Thank you for your interest in funding my loan. My debts are relatively minimal in my opinion, but I'll let you make your own decision. I'm just looking to consolidate my high-interest credit cards down to one manageable and lower interest account. My debts are as follows (listed in order of balance, high to low): Car 1: $16,435 remaining - 9% APR - Will not be included in consolidation. Car 2: $8,146 owed - 7% APR - Will not be included in consolidation. Credit Card 1: $1967 balance - 19.24% APR - Will be paid in consolidation. Credit Card 2: $1700 balance 22.99 % APR - Will be paid in consolidation.** Credit Card 3: $1530 balance - 18.99% APR - Will be paid in consolidation. Credit Card 4: $625 balance - 17.99% APR - Will be paid in consolidation. Credit Card 5: $405 balance - 22.9% APR - Will be paid off in consolidation. Total Debt = $30,808 Total Debt in consolidation = $6227 **This card is actually my fiance's. We are combining finances and moving in together and this will consolidate all of our high interest debts. After submitting my request, I realized that it won't quite cover my high interest debt (maybe a difference of $300 because of club fees), but I will be paying that difference out of my pocket to reduce all balances to $0. This is all a part of my plan to become debt free by 2014. I know that this is more information than you requested, but I figured it would help to include it all anyway, as it may help make other investor's decisions easier. If there is any other information you would like, please let me know. Thanks!

Member Payment Dependent Notes Series 577597

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577597	$10,000	$10,000	7.88%	1.00%	September 13, 2010	September 21, 2013	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577597. Member loan 577597 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	brian press	Debt-to-income ratio:	24.83%
Length of employment:	10+ years	Location:	shinglehouse, PA

Home town:
Current & past employers:	brian press
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/08/10 > i really wanted to borrow 22000.00 to pay all my debt off but wouldnt give to me could of done in 5 years but this will help and i now can put extra money on my other interest loans. i should be titally debt free by year 2016 my house and all will be paid praise the lord. chris Borrower added on 09/09/10 > im a good borrower because i pay on time and have excellent credit.my job is very stable. Borrower added on 09/09/10 > last year i had 12 years left on my house loan and i refinanced for 7 years bi weekly as you see my credit report is excellent i will use you people more when i need something.thank you so much for your support. Borrower added on 09/10/10 > my goal is to be debt free in 5 1/2 years then become a investor, i think this is one of the smartest ideas anyone ever come up with thank you lending club.i hope to be a investor soon.sure beats going to banks. i can see how important credit is as you see mine is excellent at 748.you will not be dissapointed in me.

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1986	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,965.00	Public Records On File:	0
Revolving Line Utilization:	32.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	bank america balance transfer 15.8% interest 7000.00 owed sears credit card 21.9% 2200.00 owed tractor supply credit card 25% 300.00 owed homedepot credit card 15% 697.00 owed

Member Payment Dependent Notes Series 577626

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577626	$8,000	$8,000	13.23%	1.00%	September 14, 2010	September 21, 2013	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577626. Member loan 577626 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,500 / month
Current employer:	P3S Corp	Debt-to-income ratio:	19.88%
Length of employment:	< 1 year	Location:	Colorado Springs, CO

Home town:
Current & past employers:	P3S Corp
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1986	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,418.00	Public Records On File:	0
Revolving Line Utilization:	79.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Purpose of loan?	Divorce/Debt consolidtion.

Member Payment Dependent Notes Series 577683

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577683	$5,100	$5,100	11.86%	1.00%	September 14, 2010	September 21, 2013	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577683. Member loan 577683 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,928 / month
Current employer:	Indus Valley Corporation	Debt-to-income ratio:	0.97%
Length of employment:	5 years	Location:	NY, NY

Home town:
Current & past employers:	Indus Valley Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/07/10 > Need some loan amount to cover my expenses for a Hair Transplant surgery with Shapiro Medical Group, Minnesota Borrower added on 09/07/10 > Need loan amount to cover my expenses for a Follicular Hair Transplant Surgery with Shapiro Medical Group, Minnesota

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2006	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	23
Revolving Credit Balance:	$1,366.00	Public Records On File:	0
Revolving Line Utilization:	17.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Indus Valley Corporation?	I work as a Support Manager, currently handling all the onsite technical support as well faciliating client relationship with the team on a project with a client 'Deutsche bank'

Member Payment Dependent Notes Series 577704

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577704	$4,800	$4,800	11.86%	1.00%	September 13, 2010	September 22, 2013	September 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577704. Member loan 577704 was requested on September 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,800 / month
Current employer:	101 restaurant	Debt-to-income ratio:	19.93%
Length of employment:	< 1 year	Location:	Tallahassee, FL

Home town:
Current & past employers:	101 restaurant
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	32
Revolving Credit Balance:	$1,492.00	Public Records On File:	0
Revolving Line Utilization:	27.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 577717

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577717	$8,000	$8,000	13.61%	1.00%	September 13, 2010	September 21, 2013	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577717. Member loan 577717 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,600 / month
Current employer:	Dettera Restaurant & Wine Bar	Debt-to-income ratio:	14.50%
Length of employment:	1 year	Location:	Philadelphia, PA

Home town:
Current & past employers:	Dettera Restaurant & Wine Bar
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/07/10 > I'm planning to consolidate credit card debt to an affordable monthly payment. I currently pay more than the minimum balances on all my credit cards, but getting a loan to consolidate payments makes much more sense for me. I hold much pride in my great credit history with ZERO late payments / ZERO default payments. When I receive my loan I plan on paying more than the monthly payment stated, in order to pay off the loan faster. I hold a steady serving job in a busy upscale dining restaurant (for the past year), where I plan to save up money earned during the upcoming busy fall/holiday season. I plan to return to college to finish my bachelor's degree in Political Science by next Spring, so I'm trying to save money and pay down debt simultaneously.

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2006	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,744.00	Public Records On File:	0
Revolving Line Utilization:	69.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	All my debts being consolidated are from credit cards with the following balance and APRs: I plan on paying off these following balances with the loan: Citibank Mastercard: $3,300 @ 20.99% Citibank AMEX: $2,260 @ 13.99% Capital One: $1400 @ 13.15% Bank of America: $700 @ 14.24% The chase balance will not be paid off by the loan, since this account is already closed. I am up to date on payment with the account, but I am taking my time paying off this account since it still reflects as part of my credit utilization ratio on my credit report. Chase Manhattan: $700 @ 12.24% Thank you for your consideration :-)

Member Payment Dependent Notes Series 577782

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577782	$3,000	$3,000	7.88%	1.00%	September 14, 2010	September 22, 2013	September 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577782. Member loan 577782 was requested on September 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,167 / month
Current employer:	the Brearley School	Debt-to-income ratio:	10.76%
Length of employment:	10+ years	Location:	Scarsdale, NY

Home town:
Current & past employers:	the Brearley School
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/08/10 > Toward purchase of used auto.

A credit bureau reported the following information about this borrower member on September 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,769.00	Public Records On File:	0
Revolving Line Utilization:	55.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 577787

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577787	$1,000	$1,000	7.51%	1.00%	September 10, 2010	September 22, 2013	September 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577787. Member loan 577787 was requested on September 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	walgreens	Debt-to-income ratio:	6.67%
Length of employment:	6 years	Location:	clever, MO

Home town:
Current & past employers:	walgreens
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/08/10 > I have been at my management position for over 6 years. I work for walgreens which has been in business for over 100 years. I currently gross 3000 a month. I am using this loan to build my credit rating which is already over 700. I have 3 paid in full/ never late prosper loans. This is my first time borrowing on this site.

A credit bureau reported the following information about this borrower member on September 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 577795

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577795	$2,000	$2,000	15.21%	1.00%	September 13, 2010	September 22, 2013	September 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577795. Member loan 577795 was requested on September 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Benchmark Connector Corporation	Debt-to-income ratio:	7.88%
Length of employment:	4 years	Location:	Sunrise, FL

Home town:
Current & past employers:	Benchmark Connector Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/08/10 > I need to fix car and help to keep my budget going, my bf and I broke up, and on my own, therefore falling short. I am a good borrower because I always pay on time, every bill down to cell phone, usually pay early and more than due. My monthy budget includes rent, child support, medications, cc payments, food, car expenses. My job is VERY stable as our industry is working with the government and military. And, being the accounting manager for 4 1/2 years now, they are pleased with me.

A credit bureau reported the following information about this borrower member on September 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,826.00	Public Records On File:	1
Revolving Line Utilization:	92.70%	Months Since Last Record:	100
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Why the Chapter 7/11 Asset Liquidation Bankruptcy filing 100-months ago?	I moved here from Northern Virginia Aug of 2001, my daughter's father refused to give her back to me. I didn't have a job right away, as I had 3 attorneys, 1 in Florida, Maryland and Virginia, was flying back to Maryland to visit my daughter every other week. Along with, court dates and meetings with the attorneys. I made alot more money back home and had alot saved at the time. However, that went quickly as well as my credit cards. By the time, I got my daughter back, and a job I may have had $100 to my name. Giving me no choice but to file bankruptcy.

Member Payment Dependent Notes Series 577825

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577825	$3,000	$3,000	15.58%	1.00%	September 14, 2010	September 22, 2013	September 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577825. Member loan 577825 was requested on September 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	Integratas Corporate Services	Debt-to-income ratio:	4.10%
Length of employment:	3 years	Location:	West Babylon, NY

Home town:
Current & past employers:	Integratas Corporate Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/08/10 > I recently sold my car for less then what I owed on my loan from Chase. I had to pay of the remainder of my loan with my American Express Card. This loan will be used to pay my American Express bill this month. My credit history shows that I always pay on time.

A credit bureau reported the following information about this borrower member on September 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2006	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,224.00	Public Records On File:	0
Revolving Line Utilization:	90.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 577857

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577857	$1,000	$1,000	13.23%	1.00%	September 10, 2010	September 22, 2013	September 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577857. Member loan 577857 was requested on September 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	MicroStrategy	Debt-to-income ratio:	14.51%
Length of employment:	< 1 year	Location:	Washington, DC

Home town:
Current & past employers:	MicroStrategy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/08/10 > Going to Germany on September 11, 2010

A credit bureau reported the following information about this borrower member on September 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	70.94%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 577896

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577896	$5,500	$5,500	7.51%	1.00%	September 13, 2010	September 23, 2013	September 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577896. Member loan 577896 was requested on September 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,100 / month
Current employer:	AEP	Debt-to-income ratio:	8.77%
Length of employment:	2 years	Location:	ashton, WV

Home town:
Current & past employers:	AEP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/09/10 > loan for 1957 automobile Borrower added on 09/09/10 > Restoration project of a 1957 Chevy...I have an excellent credit rating and I pay off loans as soon as possible, even if it involves a penalty. I've worked for AEP for 4yrs...

A credit bureau reported the following information about this borrower member on September 9, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1986	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	48
Revolving Credit Balance:	$1,704.00	Public Records On File:	0
Revolving Line Utilization:	4.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for AEP?	Control Technician at John Amos Power Plant

Member Payment Dependent Notes Series 577908

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577908	$4,900	$4,900	14.35%	1.00%	September 13, 2010	September 22, 2013	September 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577908. Member loan 577908 was requested on September 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,000 / month
Current employer:	ATT	Debt-to-income ratio:	10.45%
Length of employment:	3 years	Location:	AUGUSTA, GA

Home town:
Current & past employers:	ATT
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/08/10 > I am looking to finish my house I have a bathroom renovation that needs to be done. I have recently fixed the foundation and structure problems and that cost all my savings at $10000. The bathroom is old and has a leaky pipes etc. The money will be used for this project.

A credit bureau reported the following information about this borrower member on September 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,644.00	Public Records On File:	0
Revolving Line Utilization:	36.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) What is current position (Job/What you do) for employer att? (2) Transunion Credit Report shows $6,644 Revolving Credit Balance. How much $ are you now paying per month for credit card/other debts? (3) All Lending Club loans feature NO $ penalty for early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before payoff? ("As soon as possible" type answers tell ALL lenders absolutely NOTHING useful; but an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	I Have a 1800 no interest no payments at best buy for three years. I have 6months no interest at home depot at 1250. so: best buy 50, home depot 208 to take advantage of no interest deal. The rest should be a card that I am a secondary user on that is in my wife's name, she takes care of that. She is a nurse and makes 50+ so she takes care of the house and utilities, I do food, cable/int, and cell of course. As far as other debt I have a Car payment that is 300 and insurance which is 120 for both cars. The rest of my money goes to paying of the home equity loan my wife took out so we can pay that off early. Our current goal is to move out of this house after the renovations. As far as my job goes I am in sales and have been for over ten years. I would plan on paying the loan of in three years worst case scenario. Given out current economic situation I would have no problem paying it off in two. Which fits into our plan of clearing all the debt in that time so we can sell this house and get a larger one. I will be doing most of the cosmetic work myself along with my father in law, the plumbing for the bathroom, will be done by a professional. I hope that answered you questions.
Please explain the 5 credit inquiries in the past 6 months Thanks in advance for your answer(s)	trying to finance the bathroom, got a six month no interest on the insulation and got three years no interest on a tv after the only TV in the house went bad after eight years

Member Payment Dependent Notes Series 577924

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577924	$4,000	$4,000	14.35%	1.00%	September 14, 2010	September 23, 2013	September 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577924. Member loan 577924 was requested on September 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Stanford University	Debt-to-income ratio:	18.55%
Length of employment:	7 years	Location:	Hayward, CA

Home town:
Current & past employers:	Stanford University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/09/10 > I thought about paying off my car loan, I reduced the amount needed down to $5000, there wasn't an option for that amount. I plan to use the funds to pay off some bills and go on vacation to see my Grandmother, to lower my monthly payments. I am a good borrower, I make all of my payments on time. My monthly budget is a little high, and with this loan, my monthly budget will be not as high, I will feel a little more comfortable. My job is very stable, I will retire from Stanford, I will also receive a raise next month. Hopefully when my credit is checked, I'm able get the loan at 7.93% then able to more a little more money. Borrower added on 09/09/10 > I thought about paying off my car loan, I reduced the amount needed down to $5000, there wasn't an option for that amount. I plan to use the funds to pay off some bills and go on vacation to see my Grandmother, to lower my monthly payments. I am a good borrower, I make all of my payments on time. My monthly budget is a little high, and with this loan, my monthly budget will be not as high, I will feel a little more comfortable. My job is very stable, I will retire from Stanford, I will also receive a raise next month. Hopefully when my credit is checked, I'm able get the loan at 7.93% then able to more a little more money.

A credit bureau reported the following information about this borrower member on September 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	59
Revolving Credit Balance:	$3,699.00	Public Records On File:	0
Revolving Line Utilization:	88.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Stanford University?	Hi, I am a buyer, for the entire School of Medicine.
So what are you going to do with the money: pay off your car loan (how much is owed)? Visit your grandmother? Go on vacation? Have you made up your mind yet?	Hi, I originally wanted to pay off my car loan, I have about 18 months to pay it off; my payment each month is $560, if I borrow to pay the car loan at the interest rate I'm quoted, it would not be worth it, I owe close to $10,000 which does not include the pay off amount. There still may be a possibility if after my credit score is verified, the interest rate will drop to 7.93%, which is what I'm hoping for. After thinking, I changed my mind and actually wanted to borrow $5000, that amount wasn't an available option for me to choose from, it was either 4, 6, 8, 10 etc. So I decided to pay off some other bills which would be a great help with managing my budget, with the extra, I am going on vacation in a couple of weeks to visit my Grandmother.

Member Payment Dependent Notes Series 577937

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577937	$5,000	$5,000	13.98%	1.00%	September 13, 2010	September 22, 2013	September 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577937. Member loan 577937 was requested on September 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,042 / month
Current employer:	RenCap Securities	Debt-to-income ratio:	6.01%
Length of employment:	< 1 year	Location:	WOODSIDE, NY

Home town:
Current & past employers:	RenCap Securities
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	19	Months Since Last Delinquency:	18
Revolving Credit Balance:	$1,669.00	Public Records On File:	0
Revolving Line Utilization:	22.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at RenCap Securities and where did you work prior to that?	What lender do you work for and I would be happy to answer any additional questions. Thank you, Jill
I don't work for a lender - I am a lender. What do you do at RenCap Securities and where did you work prior to that?	Administrative assistant - Previously I was an independent contractor. A member of SAG and AFTRA - I worked on the TV show, "the good wife"
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	I am only trying to replace an existing loan that I have with Citi Financial. Their interest rate is unfair and considering my credit and employment, i believe my interest rate should be significantly lower. I am currently able to pay 200 a month and in the coming months, a possibilty of paying 300-400 a month. Thank you for your consideration. Jill
Could you please answer the question posted by investor 365664: "Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance." Note that your revolving balance is only $1,669.00, but you are asking for $5,000.00	I have a loan with Citi Financial of $4,000. My interest rate is significantly higher than I believe I should be paying. I am seeking a loan to pay off this loan with a lower interest rate. Thank you! Jill

Member Payment Dependent Notes Series 577939

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577939	$4,000	$4,000	13.23%	1.00%	September 13, 2010	September 22, 2013	September 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577939. Member loan 577939 was requested on September 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	USAF	Debt-to-income ratio:	11.47%
Length of employment:	2 years	Location:	Alexandria, VA

Home town:
Current & past employers:	USAF
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/08/10 > This is a loan for earnest money on the purchase of a primary residence. I am approved for a VA Loan and will have no closing costs. The earnest money will be paid as soon as I cose on the home.

A credit bureau reported the following information about this borrower member on September 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	14	Months Since Last Delinquency:	21
Revolving Credit Balance:	$1,144.00	Public Records On File:	0
Revolving Line Utilization:	15.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Is your new home also in VA, or will you be moving long distance?	I am currently living and buying in the Washington, D.C. Area. I live in Alexandria, VA now and will be buying the home in College Park, MD
Transunion Credit Report shows 2 creditor payment delinquencies; the most recent 21 months ago. Explanation is? FYI: Lending Club provides lenders highly condensed borrower Transunion Credit Report that shows total Delinquent Payments but not the name of credit grantee who reported the delinquencies. Visit the www.annualcreditreport.com website. You can obtain FREE copies of your complete Equifax, Experian, Transunion Credit Reports yearly. NO CC required, NO sign-ups; NO extra-costs. After obtaining, and reviewing, your Transunion Credit Report details, then answer this email. Lender 505570 USMC-RETIRED Virginia Bch, VA	I feel that the information provided to you is sufficient. I was in military training at the time and had a highly structured day in which little time is left for personal business, let alone basic necessities such as sleeping and eating. Seeing as how you are retired from the service (and thank you for your sacrifices to our great country), you should be very familiar with this schedule and therefore sympathetic to my explanation. I will say that they were no more than 3 days late and for minor amounts. Thank you for your interest and consideration in helping me reach my goal.
USAF current Rank? Pay Grade? ETS is when? Future career intentions are what? Lender 505570 USMC-RETIRED	My current rank is SrA, pay grade E-4, ETS is 12/28/2014. I have an Associates of Information Technologies and will be getting a Bachelors in Cyber Security. I would like to go civilian after my term is up and work for the government in networking security and infrastructure.

Member Payment Dependent Notes Series 577986

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577986	$12,000	$12,000	7.14%	1.00%	September 13, 2010	September 22, 2013	September 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577986. Member loan 577986 was requested on September 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	NuOrthoSurgical, Inc.	Debt-to-income ratio:	5.99%
Length of employment:	< 1 year	Location:	Medway, MA

Home town:
Current & past employers:	NuOrthoSurgical, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 8, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,337.00	Public Records On File:	0
Revolving Line Utilization:	23.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at NuOrthoSurgical, Inc., and where did you work prior to that?	I am the Chief Scientific Officer at NuOrtho Prior to that I worked at CR Bard Davol for 4 years and at Johnson and Johnson (DePuy Mitek) for over 7 years.
Please describe the debt you will be consolidating	Credit cards

Member Payment Dependent Notes Series 578024

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578024	$10,000	$10,000	7.14%	1.00%	September 13, 2010	September 22, 2013	September 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578024. Member loan 578024 was requested on September 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,600 / month
Current employer:	Lockheed Martin	Debt-to-income ratio:	9.64%
Length of employment:	4 years	Location:	MARIETTA, GA

Home town:
Current & past employers:	Lockheed Martin
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/08/10 > Job transfer from NY to GA. Loan will be used to offset costs associated with selling primary residence in NY and buying residence in GA. Most of the loan will be repaid when money currently paid in escrow is refunded by Mortgage company; the rest will be paid out over three years.

A credit bureau reported the following information about this borrower member on September 8, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$798.00	Public Records On File:	0
Revolving Line Utilization:	6.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Lockheed is not paying for the move? What do you do at Lockheed?	They are paying for a lot of the moving expenses. However we had to sell our house in NY for less than we owed the bank (the market crashed hard for us) - leaving us with an immediate need for cash until we settle escrow. I am an Embedded Software Engineer on F22. Thanks for the interest.

Member Payment Dependent Notes Series 578038

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578038	$6,000	$6,000	11.49%	1.00%	September 13, 2010	September 22, 2015	September 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578038. Member loan 578038 was requested on September 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,750 / month
Current employer:	Majestic Industry Hills	Debt-to-income ratio:	16.10%
Length of employment:	10+ years	Location:	Corona, CA

Home town:
Current & past employers:	Majestic Industry Hills
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/08/10 > Funds requested are to be used to pay off two high interest credit cards. Over the past two years I have been paying off as much credit card debt as possible. This loan will not eliminate all my credit cards, but will eliminate the two high interest cards I have left. My credit scores are around 740. My wife and I have a household income of over $200K annually. I've worked for my employer since 2000 and have been continually employeed since 1991. We have investments totaling more than $250K. I do not necessary have a great need for this loan, however I hate the idea of continuing to pay so much interest. Borrower added on 09/08/10 > .

A credit bureau reported the following information about this borrower member on September 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1992	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,909.00	Public Records On File:	0
Revolving Line Utilization:	50.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Majestic Industry Hills?	Director of Information Technology for the past nine years. Also filling in as the interim Director of Engineering for the last six months.
Have you used Lending Club before? What interest rate are you currently paying on your cards?	I have used Lending Club before to pay off a difference card. My interest rates are 23.99 and 29.99 which is why they need to go.
What is the loan ID for your other Lending Club loan? Has that loan been paid off already?	My loan id is 483386. No, the loan is not paid off yet. It is a 3 year loan that was used to pay off a Discover Card.

Member Payment Dependent Notes Series 578081

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578081	$5,100	$5,100	14.35%	1.00%	September 10, 2010	September 22, 2013	September 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578081. Member loan 578081 was requested on September 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,833 / month
Current employer:	Dorchester County EMS	Debt-to-income ratio:	16.45%
Length of employment:	1 year	Location:	Summerville, SC

Home town:
Current & past employers:	Dorchester County EMS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/08/10 > I got married in April 2010 and took a $2000 loan to pay for it. the other $3100 is credit card debt. I racked up my credit cards to about $6000 and right before I decided to by my house i got wise about it and began to really try to pay it down. The interest currently on average is 24.79% on them and its like a uphill battle. I want to pay off my debts and remain credit debt free. I have a very stable job as a EMT and i'm currently about to begin Paramedic school. My Wife works as a police officer. I have no kids.

A credit bureau reported the following information about this borrower member on September 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2006	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,260.00	Public Records On File:	0
Revolving Line Utilization:	52.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 578082

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578082	$4,000	$4,000	7.14%	1.00%	September 13, 2010	September 22, 2013	September 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578082. Member loan 578082 was requested on September 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	NEPC, LLC	Debt-to-income ratio:	12.34%
Length of employment:	4 years	Location:	Revere, MA

Home town:
Current & past employers:	NEPC, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,160.00	Public Records On File:	0
Revolving Line Utilization:	63.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 578118

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578118	$1,500	$1,500	11.12%	1.00%	September 14, 2010	September 22, 2013	September 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578118. Member loan 578118 was requested on September 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,917 / month
Current employer:	market basket	Debt-to-income ratio:	17.90%
Length of employment:	10+ years	Location:	methuen, MA

Home town:
Current & past employers:	market basket
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1986	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	40
Revolving Credit Balance:	$94.00	Public Records On File:	0
Revolving Line Utilization:	3.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 578137

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578137	$1,800	$1,800	6.76%	1.00%	September 14, 2010	September 22, 2013	September 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578137. Member loan 578137 was requested on September 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,375 / month
Current employer:	The Home Depot	Debt-to-income ratio:	1.01%
Length of employment:	6 years	Location:	Aurora, CO

Home town:
Current & past employers:	The Home Depot
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 8, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$888.00	Public Records On File:	0
Revolving Line Utilization:	17.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 578186

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578186	$9,600	$9,600	15.58%	1.00%	September 13, 2010	September 22, 2015	September 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578186. Member loan 578186 was requested on September 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Saint Albans Town Educational Center	Debt-to-income ratio:	18.74%
Length of employment:	10+ years	Location:	Saint Albans, VT

Home town:
Current & past employers:	Saint Albans Town Educational Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/08/10 > I plan on using this money to fund fertility treatments that are not covered by my insurance. We have one 'miracle' daughter born through the IVF process and are desperately hoping to give her a sibling. If I could afford to wait (I'm 41) we would save up and pay on our own, but unfortunately time is of the essence. I am a good borrower because I always fulfil my financial obligations, and I have a great job. In addition to the yearly salary I listed, my husband also makes decent money and I often teach/coach/tutor outside of my normal contract and earn additional income. If you have any questions, I would be more than happy to answer them. Thank you, in advance, for your hearfelt consideration. Janet Borrower added on 09/09/10 > Will be faxing W2 and pay stubs (as just requested) tomorrow Borrower added on 09/10/10 > Faxed requested documents for review this morning. Borrower added on 09/10/10 > I just noticed my typo, oops. I meant 'heartfelt' not 'hearfelt'. In this case, apparently it's the teacher who needs to do a better job proof reading, sorry.

A credit bureau reported the following information about this borrower member on September 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1988	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	40
Revolving Credit Balance:	$16,965.00	Public Records On File:	0
Revolving Line Utilization:	51.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) What is current position (Job/What you do) for employer St Albans Town Ed Ctr? (2) Transunion Credit Report shows $16,965 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? a-n-d How much $ are you now paying per month for all the credit card/other debts? (3) All Lending Club loans feature NO $ penalty for early payoff. You selected 3-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before payoff? ("As soon as possible" type answers tell all lenders absolutely NOTHING useful; but an approximate number of years answer is very helpful.) FYI: Jones Institute for Reproductive Medicine located close-by Norfolk, VA conceived worlds 1st test tube baby, Elizabeth Brown. Jones Institute is THE world leader in fertitily medicine. Thanks for answers. Lender 505570 USMC-RETIRED Virginia Beach, VA	Thank you for your consideration. (1) I have been teaching middle school, full time, at SATEC since 1992. I teach 7th grade general math and one Algebra I class to a group of accelerated 8th graders. (2) Yes, we do have a HELOC. That plus other credit card payments totals about 700. (3) I am hoping to be able to pay off this loan by the end of three years (I believe I selected a 5-year term). My husband is a painter and while work is steady right now, the housing/construction field has been unpredictable these past few years. For this reason, I just wanted to 'play it safe' with a longer term/lower monthly payment. (4) I enjoyed reading your FYI. I am so glad that Ms. Brown was, in turn, able to have her own healthy child without any 'outside help'. An FYI for you; my dad was a USMC rifle instructor at Paris Island when he was younger. Thanks again, take care - Janet
Verify income with lendingclub as soon as possible and the loan has an excellent chance of funding to 100%. If you post little changes to your description like "faxed paystubs", etc. it will show us you are working on it. And just a question: do you have seniority in case of cutbacks? Good luck.	Hi, and yes, I have seniority. They would have to let just about the whole staff go before they got to me. I have taught middle school math at the same school since 1992. I love it and don't plan on going changing schools or positions any time soon. Thanks for the tip. I've been waiting for someone to request pay stubs and such but haven't heard anything yet. Take care - Janet
Hi Janet, If no one contacted you about verification, get in touch with the lendingclub office. I'm going to fund my part -- sounds like a great reason for a loan to me. I'm not wealthy so you'll still have a long way to go but I'm hopeful for you! Good luck and fingers crossed	Thanks for your support. I faxed the requested documents this morning.

Member Payment Dependent Notes Series 578223

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578223	$25,000	$25,000	21.64%	1.00%	September 13, 2010	September 22, 2015	September 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578223. Member loan 578223 was requested on September 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,417 / month
Current employer:	hackensack radiology group	Debt-to-income ratio:	13.01%
Length of employment:	5 years	Location:	cedar grove, NJ

Home town:
Current & past employers:	hackensack radiology group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/10/10 > Due to the housing crisis I was unable to get a HELOC and have a few cards with very low rates that will jump to the high twenties in a few months. As seen on my credit report , my history of paying on time is perfect!

A credit bureau reported the following information about this borrower member on September 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,192.00	Public Records On File:	0
Revolving Line Utilization:	44.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) What is current position (Job/What you do) for employer Hackensack Radiology Group? (i.e., MD? RN? CEO? COO? Or combination?) (2) Transunion Credit Report shows $23,192 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? a-n-d How much $ are you now paying per month for all the credit card/other debts? (3) All Lending Club loans feature NO $ penalty for early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before payoff? ("As soon as possible" type answers tell all lenders absolutely NOTHING useful; but an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	1. A combination would best describe my position. I am ultimatly responsible for everything related to a multi-million dollar outpatient radiology practice. My background was in radillogy. I was a CT and MR tech for 7 years prior to managing. 2. Unfortunatly, my home was just appraised and I was not able to obtain a HELOC. Most banks require at least 60-80 LTV. 3. I selected 5 years so that I have control over my payment. I would hope to have the loan paid in about 36 months. I appreciate you inquiring and please let me know if you have any other additional questions. I would also like to point out that all of my revolvinc credit is at a lower interest rate. The reason for this loan is so that I can have a structured repayment and be completely rid of all debt by a given time period. I have also never defaulted or made a late payment on anything in my life!
If your revolving debt is at a lower interest rate, why take this loan? Please describe how it will help you.	because this will give me a fixed rate with an end date. In addition, some of the cards have introductory rates that will end in a few months. I was going to get a home equity prior to the housing crisis. Thats simply not an option for me despite my ability to pay. banks have strict rules and dont "look outside the box".
An interest rate over 21% for your loan seems quite high, except possibly because of the number of inquiries in the last 6 months (8). Would you please tell us about these 8 inquiries. Why so many? Can you suggest any other reasons why your interest rate is so high. Thanks.	I was trying to get a HELOC or unsecured loan from traditional lenders. I was surprised at the rate as well, considering my history has never had slow or late payments. I even called Lending Club and asked if I changed the repayment structure to 36 if it would improve my rating and I was told it would not. I bet I am a better risk then 99% of the folks on here! However, I can deal with the high rate to accomplish my goal of eliminating any debt.
Thanks for your answers. I think you're worth taking a chance on. I'm in!	Thanks, it will be easy money!

Member Payment Dependent Notes Series 578253

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578253	$8,000	$8,000	6.76%	1.00%	September 14, 2010	September 22, 2013	September 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578253. Member loan 578253 was requested on September 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,221 / month
Current employer:	Environmental Systems Research Institute	Debt-to-income ratio:	11.59%
Length of employment:	8 years	Location:	Saint Charles, MO

Home town:
Current & past employers:	Environmental Systems Research Institute
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/08/10 > Potential investors, I seek funding for a routine, low-risk elective medical procedure. Your commitment to helping fund in part or in whole the amount I have requested will help me to accelerate achievement of a longtime dream to improve my appearance, and thusly, my self-confidence. Rest assured that there will not be any interruption in income due to this procedure; I will require only a few days of light-duty for recovery, and I have over a month of accrued vacation time at the ready. I am a loyal borrower with a solid decade-plus history of on-time, agreed-upon payments on all accounts. Through times of prosperity and even of difficulty, I have worked hard to establish and maintain good credit. I will continue to do so in the future. In addition to being an excellent borrower, I am fully employed with a stable, zero-debt, carefully managed, privately-owned company in an important managerial position with a Midwest regional office. The company I work for was founded in the late 1960's and has steadily grown to over 2,500 employees nationwide, with annual revenues in excess of $700 million. My employer reinvests 20% of revenue into R&D each year to maintain its strategic position in our industry as well as a healthy rate of growth. I have worked for this company since November 2002 (and also prior, as a temporary employee) and have earned three promotions to more challenging and important roles over the course of my tenure. I earn more than enough pay to comfortably meet my payments; my monthly expenses are very regular and total approximately $1200, while my monthly net pay meets or exceeds (depending upon excess hours worked) $3200. I hope that you will consider helping my dream come true. Yours truly, Hopeful borrower

A credit bureau reported the following information about this borrower member on September 8, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,493.00	Public Records On File:	0
Revolving Line Utilization:	7.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 578312

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578312	$2,075	$2,075	7.88%	1.00%	September 13, 2010	September 23, 2013	September 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578312. Member loan 578312 was requested on September 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,700 / month
Current employer:	rubyroom	Debt-to-income ratio:	17.06%
Length of employment:	4 years	Location:	chicago, IL

Home town:
Current & past employers:	rubyroom
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2006	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,521.00	Public Records On File:	0
Revolving Line Utilization:	56.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at rubyroom?	Housekeeping Manager

Member Payment Dependent Notes Series 578320

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578320	$4,800	$4,800	16.45%	1.00%	September 13, 2010	September 22, 2015	September 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578320. Member loan 578320 was requested on September 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Harrington College of Design	Debt-to-income ratio:	14.51%
Length of employment:	< 1 year	Location:	Chicago, IL

Home town:
Current & past employers:	Harrington College of Design
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/08/10 > Thanks.

A credit bureau reported the following information about this borrower member on September 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,135.00	Public Records On File:	0
Revolving Line Utilization:	96.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 578344

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578344	$7,000	$7,000	14.72%	1.00%	September 14, 2010	September 22, 2013	September 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578344. Member loan 578344 was requested on September 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Pro Reps West	Debt-to-income ratio:	9.91%
Length of employment:	3 years	Location:	Henerson, NV

Home town:
Current & past employers:	Pro Reps West
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/09/10 > This Loan is to pay off a American Express bill. The Charges on the account were to pay for College expenses because her student loan didn't fund in time.

A credit bureau reported the following information about this borrower member on September 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$349.00	Public Records On File:	0
Revolving Line Utilization:	87.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) What is Pro Reps West? a-n-d Your current position (Job/What you do) for employer? (2) Transunion Credit Report shows $349 Revolving Credit Balance. Loan is $7,000 more than Transunion Credit Report indicated debts. What SPECIFIC debts are now being consolidated/refinanced that are not included in credit report total debt? (3) All Lending Club loans feature NO $ penalty for early payoff. You selected 3-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before payoff? ("As soon as possible" type answers tell all lenders absolutely NOTHING useful; but an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	Pro Reps West is a broker company in the food service equipment industry. My current position is outside sales and I call on the dealers and end users he in Las Vegas. The $7,000.00 loan is to pay off an American Express expense. I plan on paying off the loan in 6 months. Paying around $1,000.00 to 1,500.00 a month.
What is Pro Reps West and what do you do there? Please explain the title of the loan? Thank you in advance.	Pro Reps West is a broker company in the food service equipment industry. I'm in outside sales and call on end users and dealers. You can view our company at www.proreps.com The title of the loan is to pay off a American Express bill that has education cost on it.

Member Payment Dependent Notes Series 578426

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578426	$7,200	$7,200	6.76%	1.00%	September 14, 2010	September 23, 2013	September 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578426. Member loan 578426 was requested on September 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,833 / month
Current employer:	Department of Environmental Protectio	Debt-to-income ratio:	13.06%
Length of employment:	10+ years	Location:	Tallahassee, FL

Home town:
Current & past employers:	Department of Environmental Protectio
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 9, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,044.00	Public Records On File:	0
Revolving Line Utilization:	14.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job with the Department of Environmental Protection?	I identify macroinvertebrates (insects) and am responsible for database management of our samples

Member Payment Dependent Notes Series 578432

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578432	$6,000	$6,000	7.14%	1.00%	September 13, 2010	September 23, 2013	September 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578432. Member loan 578432 was requested on September 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,200 / month
Current employer:	n/a	Debt-to-income ratio:	16.33%
Length of employment:	n/a	Location:	Conway, AR

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/09/10 > Greetings, I am a full time military officer in the Arkansas Army National Guard with a monthly income of $4200 and the job is 100% stable. I plan on using the funds in order to pay off 2 credit cards with an APR of 18%. The lower interest rate from your loan will save me a few years of interest, however I plan on paying this loan off around June - July 2011. I pay all bills on time and make extra payments when my funds provide the means to do so. Thank you for your time in reviewing my criteria.

A credit bureau reported the following information about this borrower member on September 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,583.00	Public Records On File:	0
Revolving Line Utilization:	40.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	I am a full time military officer in the Army National Guard. I work at Camp Robinson, which is the military base for the Army National Guard in the state of Arkansas.
hello, do you have any other source of revenue ?	My primary source of revenue is my monthly income I receive from the military.

Member Payment Dependent Notes Series 578451

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578451	$10,000	$10,000	11.49%	1.00%	September 13, 2010	September 23, 2013	September 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578451. Member loan 578451 was requested on September 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,708 / month
Current employer:	Madison Square Garden	Debt-to-income ratio:	17.97%
Length of employment:	8 years	Location:	BRONX, NY

Home town:
Current & past employers:	Madison Square Garden
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/09/10 > What's my next step? Borrower added on 09/09/10 > I plan to use the loan to pay off credit card bill that carry high APR rates. Borrower added on 09/09/10 > I'm a greater borrower because I've paid all my bills on time never incurring any late fees. Borrower added on 09/09/10 > My job is very stable and I just got a promotion.

A credit bureau reported the following information about this borrower member on September 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,185.00	Public Records On File:	0
Revolving Line Utilization:	51.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Madison Square Garden?	I'm a manager contracts administration
My questions are: (1) Transunion Credit Report shows $12,165 Revolving Credit Balance. How much $ are you now paying per month for credit card/other debts? (2) All Lending Club loans feature NO $ penalty for early payoff. You selected 3-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before payoff? ("As soon as possible" type answers tell lenders absolutely NOTHING useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	1) I owe a little less then what Transunion is reporting, I owe a little over $10,000. 2) more than likely if I receive this loan it will be paid off in about two years. 3) currently I'm paying a total of $850.00 monthly on my current credit card debt but the high interest rates are making me feel like I'm paying pennies.

Member Payment Dependent Notes Series 578467

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578467	$7,000	$7,000	13.61%	1.00%	September 14, 2010	September 23, 2013	September 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578467. Member loan 578467 was requested on September 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,800 / month
Current employer:	holman toyota	Debt-to-income ratio:	11.00%
Length of employment:	< 1 year	Location:	glendora, NJ

Home town:
Current & past employers:	holman toyota
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	25
Revolving Credit Balance:	$1,954.00	Public Records On File:	0
Revolving Line Utilization:	78.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at holman toyota?	I am a service advisor in the service department at Holman Toyota.

Member Payment Dependent Notes Series 578476

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578476	$8,000	$8,000	7.88%	1.00%	September 13, 2010	September 23, 2013	September 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578476. Member loan 578476 was requested on September 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,000 / month
Current employer:	BWXT Pantex	Debt-to-income ratio:	9.19%
Length of employment:	3 years	Location:	AMARILLO, TX

Home town:
Current & past employers:	BWXT Pantex
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/09/10 > I'm wanting to use the funds to consolidate some of my bills. It would be much easier to pay a single bill than 3 or 4 separate ones. I have good credit (in the high 700s) and I've never fallen behind on payments of any type. I'm employeed with a government contractor and my job is very stable.

A credit bureau reported the following information about this borrower member on September 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,650.00	Public Records On File:	0
Revolving Line Utilization:	47.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is BWXT Pantex and what do you do there?	Pantex is a technical contractor operating under the US Department of Energy. We mainly deal with the safekeeping of the US nuclear weapons stockpile. I work as an Information Management Engineer. My primary job is to design and maintain information systems for the plant.

Member Payment Dependent Notes Series 578534

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578534	$4,650	$4,650	7.88%	1.00%	September 13, 2010	September 23, 2013	September 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578534. Member loan 578534 was requested on September 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,925 / month
Current employer:	Holland Hart LLP	Debt-to-income ratio:	15.93%
Length of employment:	3 years	Location:	Aurora, CO

Home town:
Current & past employers:	Holland Hart LLP
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,806.00	Public Records On File:	0
Revolving Line Utilization:	33.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Holland Hart LLP?	Just about everything, I'm the Admin. Asst. so from copy machines to court filings and everything in between!

Member Payment Dependent Notes Series 578612

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578612	$8,000	$8,000	13.98%	1.00%	September 13, 2010	September 23, 2015	September 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578612. Member loan 578612 was requested on September 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,083 / month
Current employer:	Union Bank	Debt-to-income ratio:	3.13%
Length of employment:	3 years	Location:	Woodside, CA

Home town:
Current & past employers:	Union Bank
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	47
Revolving Credit Balance:	$14,424.00	Public Records On File:	0
Revolving Line Utilization:	72.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Union Bank?	I am assistant accounting manager for benefits.

Member Payment Dependent Notes Series 578646

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578646	$8,000	$8,000	10.38%	1.00%	September 14, 2010	September 23, 2015	September 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578646. Member loan 578646 was requested on September 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	Aegis Medical Systems	Debt-to-income ratio:	6.02%
Length of employment:	2 years	Location:	Ontario, CA

Home town:
Current & past employers:	Aegis Medical Systems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/09/10 > professional person looking to reduce debt via loan. Steady job history. Borrower added on 09/13/10 > Loan will be paid off in less than 3 years.

A credit bureau reported the following information about this borrower member on September 9, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1989	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,451.00	Public Records On File:	0
Revolving Line Utilization:	53.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Aegis Medical Systems?	Clinic Manager. Run an outpatient Narcotic Treatment Center. Licensed MFT

Member Payment Dependent Notes Series 578770

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578770	$3,000	$3,000	14.35%	1.00%	September 14, 2010	September 23, 2013	September 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578770. Member loan 578770 was requested on September 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Rudell and Associates Inc	Debt-to-income ratio:	7.38%
Length of employment:	4 years	Location:	ELMHURST, NY

Home town:
Current & past employers:	Rudell and Associates Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2007	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,229.00	Public Records On File:	0
Revolving Line Utilization:	53.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
please elaborate the purpose of this loan, thanks.	Type your answer here. For the proceesing of my Green Card.

Member Payment Dependent Notes Series 578836

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578836	$2,000	$2,000	7.51%	1.00%	September 14, 2010	September 23, 2013	September 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578836. Member loan 578836 was requested on September 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,633 / month
Current employer:	Dept of Agriculture	Debt-to-income ratio:	12.76%
Length of employment:	5 years	Location:	SAN LEANDRO, CA

Home town:
Current & past employers:	Dept of Agriculture
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/10/10 > I am the perfect borrower because I refuse to have bad credit so I make sure that whatever I borrow or purchase on a credit card or store that I it fits into my budget. I have paid off any loans and store cards that I have had and have never been late. I can assure that this loan will be paid and will not be late.

A credit bureau reported the following information about this borrower member on September 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,694.00	Public Records On File:	0
Revolving Line Utilization:	24.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at the Dept of Agriculture?	I am the management assistant. I assist the investigators with information, supplies and other necessities in order for them to complete their investigations.
Hi. What will this loan be used for? Thanks.	I need this loan to help pay for medical bills so I can continue to get the medical attention that is needed at this time.

Member Payment Dependent Notes Series 578898

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578898	$3,600	$3,600	7.51%	1.00%	September 13, 2010	September 23, 2013	September 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578898. Member loan 578898 was requested on September 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Department of the Navy	Debt-to-income ratio:	18.70%
Length of employment:	2 years	Location:	Chula Vista, CA

Home town:
Current & past employers:	Department of the Navy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/10/10 > Stable federal government employee seeking loan to consolidate credit cards into one monthly payment.

A credit bureau reported the following information about this borrower member on September 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,953.00	Public Records On File:	0
Revolving Line Utilization:	17.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the Department of the Navy?	I am a civil service employee. My title is Human Resources Specialist. I process personnel actions for Navy and Marine Corp civilian employees.

Member Payment Dependent Notes Series 579002

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579002	$5,800	$5,800	7.88%	1.00%	September 14, 2010	September 24, 2013	September 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579002. Member loan 579002 was requested on September 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Westbrook lobster	Debt-to-income ratio:	20.32%
Length of employment:	3 years	Location:	meriden, CT

Home town:
Current & past employers:	Westbrook lobster
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/10/10 > refinancing for lower interest rate

A credit bureau reported the following information about this borrower member on September 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,557.00	Public Records On File:	0
Revolving Line Utilization:	20.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your position at Westbrook lobster? Have you tried getting a loan at a credit union?	I am a bartender/waitress, and no I have not tried to get a loan at a credit union.

Member Payment Dependent Notes Series 579043

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579043	$3,000	$3,000	13.61%	1.00%	September 14, 2010	September 24, 2013	September 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579043. Member loan 579043 was requested on September 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,833 / month
Current employer:	APPLIED SYSTEMS TECHNOLOGIES	Debt-to-income ratio:	10.24%
Length of employment:	< 1 year	Location:	MONROE, NY

Home town:
Current & past employers:	APPLIED SYSTEMS TECHNOLOGIES
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/10/10 > The loan is to pay the remaining balance on the purchase of an emergency vehicle. My monthly budget for this purchase is $200. I have a great payment history, all my accounts are in good standing.

A credit bureau reported the following information about this borrower member on September 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,470.00	Public Records On File:	0
Revolving Line Utilization:	45.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at APPLIED SYSTEMS TECHNOLOGIES and where did you work prior to that?	AST is a software company and I am a Tech Support Representative. Prior to working there I worked a Choice Logistics as a Client Services Specialist for 11 years.

Member Payment Dependent Notes Series 579052

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579052	$5,225	$5,225	14.84%	1.00%	September 14, 2010	September 24, 2013	September 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579052. Member loan 579052 was requested on September 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,333 / month
Current employer:	home depot	Debt-to-income ratio:	5.27%
Length of employment:	4 years	Location:	ocala, FL

Home town:
Current & past employers:	home depot
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,052.00	Public Records On File:	0
Revolving Line Utilization:	81.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at home depot?	Garden sales associate.

Member Payment Dependent Notes Series 579267

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579267	$6,000	$6,000	11.12%	1.00%	September 14, 2010	September 24, 2013	September 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579267. Member loan 579267 was requested on September 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,417 / month
Current employer:	Bank of America	Debt-to-income ratio:	19.56%
Length of employment:	10+ years	Location:	Frisco, TX

Home town:
Current & past employers:	Bank of America
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$108,230.00	Public Records On File:	0
Revolving Line Utilization:	74.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 579816

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579816	$1,000	$1,000	13.98%	1.00%	September 14, 2010	September 25, 2013	September 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579816. Member loan 579816 was requested on September 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,925 / month
Current employer:	The Nielsen Company	Debt-to-income ratio:	15.86%
Length of employment:	< 1 year	Location:	Silver Spring, MD

Home town:
Current & past employers:	The Nielsen Company
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	68
Revolving Credit Balance:	$11,615.00	Public Records On File:	0
Revolving Line Utilization:	93.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 579987

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579987	$4,000	$4,000	16.45%	1.00%	September 14, 2010	September 26, 2013	September 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579987. Member loan 579987 was requested on September 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	First Data	Debt-to-income ratio:	3.38%
Length of employment:	4 years	Location:	POWDER SPRINGS, GA

Home town:
Current & past employers:	First Data
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 12, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	31
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Prospectus Supplement (Sales Report) No. 7 dated September 14, 2010